As filed with the Securities and Exchange Commission on June 2, 2000


Registration No. 2-11052

                      U.S. SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                    FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           / X /

PRE-EFFECTIVE AMENDMENT NO.                                    /    /
                                                                   -

POST-EFFECTIVE AMENDMENT NO.                                   /   /

                        OPPENHEIMER TOTAL RETURN FUND, INC.
                 (Exact Name of Registrant as Specified in Charter)

                  6803 South Tucson Way, Englewood, Colorado 80112
                    (Address of Principal Executive Offices)

                                  303-768-3200
                         (Registrant's Telephone Number)

                              Andrew J. Donohue, Esq.
                     Executive Vice President & General Counsel
                               OppenheimerFunds, Inc.
               Two World Trade Center, New York, New York 10048-0203
                                 (212) 323-0256
                      (Name and Address of Agent for Service)

     As soon as practicable after the Registration Statement becomes effective.
                   (Approximate Date of Proposed Public Offering)

Title of Securities Being Registered: for Class A, Class B and Class C shares of the Oppenheimer Total Return Fund, Inc.

It is proposed that this filing will become effective on July 3, 2000 pursuant to Rule 488.

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

Front Cover
Contents Page
Cross-Reference Sheet

Part A

Proxy Statement for Oppenheimer Series Fund, Inc., on behalf of its series, Oppenheimer Disciplined Allocation Fund and Prospectus for Oppenheimer Total Return Fund, Inc.

Part B

Statement of Additional Information

Part C

Other Information
Signatures
Exhibits

                                    FORM N-14
                      OPPENHEIMER TOTAL RETURN FUND, INC.

Cross Reference Sheet

Part A of Form N-14
Item No.  Proxy Statement and Prospectus Heading and/or Title of Document
-------------------------------------------------------------------------
1.    (a)   Cross Reference Sheet
      (b)   Front Cover Page
      (c)   *
2.    (a)   *
      (b)   Table of Contents
3.    (a)   Comparative Fee Tables
      (b)   Synopsis
      (c)   Principal Risk Factors
4. (a) Synopsis; Approval or Disapproval of the Reorganization; Comparison between Disciplined Allocation Fund and Total Return Fund,
          Inc.;   Method  of  Carrying   Out  the   Reorganization;   Additional
          Information
      (b)   Approval or Disapproval of the Reorganization - Capitalization Table
5.    (a)  Prospectus  of Total Return Fund,  Inc.  (see Part B);  Annual
          Report of Total Return Fund, Inc. (see Part B); Statement of Additional Information of Total Return Fund, Inc. (see Part B); Synopsis; Comparison Between Disciplined Allocation Fund and Total Return Fund, Inc.

      (b)   *
      (c)   *
      (d)   *
      (e)   Additional Information
      (f)   Additional Information
6.          (a) Prospectus of Disciplined  Allocation  Fund (see Part B); Annual
            Report of  Disciplined  Allocation  Fund (see Part B);  Statement of
            Additional  Information of Disciplined Allocation Fund (see Part B);
            Comparison  Between  Disciplined  Allocation  Fund and Total  Return
            Fund, Inc.
      (b)   Additional Information
      (c)   *
      (d)   *
7.    (a)   Introduction; Synopsis
      (b)   *
      (c) Introduction; Synopsis; Comparison Between Disciplined Allocation Fund and Total Return Fund, Inc.
8.    (a)   *
      (b)   *
9.          *

Part B of Form N-14
Item No.    Statement of Additional Information Heading
10.         Cover Page
11.         Table of Contents
12.   (a)   Statement of Additional Information of Total Return Fund, Inc.
      (b)   *
      (c)   *
13    (a)   Statement of Additional Information of  Disciplined Allocation Fund
      (b)   *
      (c)   *
14. Statement of Additional Information of Total Return Fund; Inc., Statement of Additional Information of Disciplined Allocation Fund; Annual Report of Disciplined Allocation Fund at 10/31/99; Annual Report of Total Return Fund, Inc. at 12/31/99.

Part C of Form N-14
Item No.    Other Information Heading
15.         Indemnification
16.         Exhibits
17.         Undertakings

---------------
* Not Applicable or negative answer






205_FormN-14_00#1.doc

Bridget A. Macaskill
President and                                   OppenheimerFunds Logo
Chief Executive Officer                   Two World Trade Center, 34th Floor
      New York, NY 10048-0203
                                          800.525.7048
                                          www.oppenheimerfunds.com

                                                July 3, 2000

Dear Oppenheimer Disciplined Allocation Fund Shareholder,

      One of the things we are proud of at OppenheimerFunds, Inc. is our commitment to searching for new investment opportunities for shareholders of our funds. I am writing to you today to let you know about one of those opportunities--a positive change that has been proposed for Oppenheimer Disciplined Allocation Fund.

      After careful consideration, the Board of Directors has determined that it would be in the best interest of shareholders of Disciplined Allocation Fund to reorganize into another Oppenheimer fund, Oppenheimer Total Return Fund, Inc. A shareholder meeting has been scheduled in August, and all Disciplined Allocation Fund shareholders of record as of June 5th are being asked to vote either in person or by proxy on the proposed reorganization. You will find a notice of the meeting, a ballot card, a proxy statement detailing the proposal, an Oppenheimer Total Return Fund prospectus and a postage-paid return envelope enclosed for your use.

Why does the Board of Directors recommend this change?

      Disciplined Allocation Fund and Total Return Fund have similar objectives and investments, as discussed in the enclosed proxy statement. We believe that Total Return Fund's management approach allows that Fund to respond more effectively to changing market and economic conditions, and may offer shareholders even better investment opportunities over the long term.

      Other benefits for shareholders are that Total Return Fund has lower management fees and the consolidation of the two funds is expected to result in greater economies of scale. By merging with Total Return Fund, former shareholders of Disciplined Allocation Fund may benefit from a lower expense ratio as costs are spread among a larger asset base.

      Among other factors, the Board considered information with respect to the historical performance of Disciplined Allocation Fund and Total Return Fund. For example, for the 1-, 5-and 10-year periods ended April 30, 2000, the average annual total returns for Total Return Fund were significantly better than for Disciplined Allocation Fund. Although past performance is not predictive of future results, shareholders of Disciplined Allocation Fund would have an opportunity to become shareholders of a fund with a better long-term performance history.

How do you vote?

      No matter how large or small your investment, your vote is important, so please review the proxy statement carefully. To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. Remember, it can be expensive for the Fund--and ultimately for you as a shareholder--to remail ballots if not enough responses are received to conduct the meeting.

      If you have any questions about the proposal, please feel free to contact your financial advisor, or call us at 1-800-525-7048. As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.




Enclosures

XP0205.003.0600

                     OPPENHEIMER DISCPLINED ALLOCATION FUND
                Two World Trade Center, New York, New York 10034
                                 1-212-323-0200

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 11, 2000

To the Shareholders of Oppenheimer Disciplined Allocation Fund:

Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Disciplined Allocation Fund ("Disciplined Allocation Fund"), a series of the Oppenheimer Series Fund, Inc., a registered management investment company, will be held at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, on August 11, 2000, or any adjournments thereof (the "Meeting"), for the following purposes:

1. To approve or disapprove an Agreement and Plan of Reorganization between Oppenheimer Series Fund, Inc. on behalf of its series, Disciplined Allocation Fund, and Oppenheimer Total Return Fund, Inc. ("Total Return Fund"), and the transactions contemplated thereby, including (a) the transfer of substantially all the assets of Disciplined Allocation Fund to Total Return Fund in exchange for Class A, Class B and Class C shares of the Total Return Fund, (b) the distribution of such shares of Total Return Fund to the corresponding for Class A, Class B and Class C shares shareholders of Disciplined Allocation Fund in complete liquidation of Disciplined Allocation Fund and (c) the cancellation of the outstanding shares of Disciplined Allocation Fund (the "Proposal").

2. To act upon such other matters as may properly come before the Meeting.

Shareholders of record at the close of business on June 5, 2000 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the Proxy Statement and Prospectus. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Directors of Disciplined Allocation Fund , a series of Oppenheimer Series Fund, Inc., recommends a vote in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors,

Andrew J. Donohue, Secretary

July 3, 2000
----------------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.
                                                                             205

                     Oppenheimer Disciplined Allocation Fund
                    a series of Oppenheimer Series Fund, Inc.
              Two World Trade Center, New York, New York 10048-0203
                                 1-212-323-0200


                                 PROXY STATEMENT

                       Oppenheimer Total Return Fund, Inc.
                  6803 South Tucson Way, Englewood, Colorado 80112
                                 1-800-525-7048

                                   PROSPECTUS

This Proxy Statement of Oppenheimer Series Fund, Inc., on behalf of its series Oppenheimer Disciplined Allocation Fund ("Disciplined Allocation Fund"), solicits proxies from Disciplined Allocation Fund shareholders ("Shareholders") to be voted at a special meeting of Shareholders to approve or disapprove the Agreement and Plan of Reorganization (the "Reorganization Agreement") and the transactions contemplated thereby (the "Reorganization") between Disciplined Allocation Fund and Oppenheimer Total Return Fund, Inc. ("Total Return Fund"). This Proxy Statement also constitutes a Prospectus of Total Return Fund included in a registration statement (the "Registration Statement") filed by Total Return Fund with the Securities and Exchange Commission (the "SEC"). The Registration Statement registers Class A, Class B and Class C shares of Total Return Fund to be offered to Shareholders pursuant to the Reorganization Agreement in exchange for the net assets of Disciplined Allocation Fund. Disciplined Allocation Fund is located at Two World Trade Center, New York, New York 10048-0203 (telephone number 1-212-323-0200).

This Proxy Statement and Prospectus sets forth information about Total Return Fund and the Reorganization that shareholders of Disciplined Allocation Fund should know before voting on the Reorganization. A copy of the Prospectus for Total Return Fund, dated April 28, 2000, is enclosed and incorporated herein by reference. The following documents have been filed with the SEC and are available without charge upon written request to OppenheimerFunds Services ("Transfer Agent"), the transfer and shareholder servicing agent for Total Return Fund and Disciplined Allocation Fund, at P.O. Box 5270, Denver, Colorado 80217, or by calling the toll-free number shown above: (i) a Prospectus for Disciplined Allocation Fund, dated February 28, 2000; (ii) a Statement of Additional Information for Disciplined Allocation Fund, dated February 28, 2000; and (iii) a Statement of Additional Information for Total Return Fund, dated April 28, 2000.

A Statement of Additional Information relating to the Reorganization described in this Proxy Statement and Prospectus, dated July 3, 2000 (the "Total Return Fund Additional Statement") has been filed with the SEC as part of the Registration Statement and is incorporated herein by reference. It is available by written request to the Transfer Agent at the same address listed above or by calling the toll-free number shown above. The Total Return Fund Additional Statement includes the following documents: (i) Annual Report as of December 31, 1999 of Total Return Fund; (ii) Annual Report as of October 31, 1999 of Disciplined Allocation Fund; (iii) the Total Return Fund Statement of Additional Information dated April 28, 2000; and (iv) the Disciplined Allocation Fund Statement of Additional Information dated February 28, 2000.

If Shareholders vote to approve the Reorganization Agreement, you will receive Class A shares of Total Return Fund equal in value to your reinvestment in Class A shares of Disciplined Allocation fund, Class B shares of Total Return Fund, or Class C shares of Total Return Fund. Disciplined Allocation fund will then be liquidated.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement and Prospectus is dated July 3, 2000.

                                TABLE OF CONTENTS
                         PROXY STATEMENT AND PROSPECTUS
                                                                            Page
Introduction.............................................................
   General...............................................................
   Record Date; Vote Required; Share Information.........................
   Proxies...............................................................
   Costs of the Solicitation and the Reorganization......................
Comparative Fee Tables...................................................
Synopsis.................................................................
   Purpose of the Meeting................................................
   Parties to the Reorganization.........................................
   Shares to be Issued...................................................
   The Reorganization ...................................................
   Reasons for the Reorganization........................................
   Tax Consequences of the Reorganization................................
   Investment Objectives and Strategies; Other Fund Information .........
   Investment Advisory and Distribution and Service Plan Fees............
   Purchases, Exchanges and Redemptions..................................
Principal Risk Factors...................................................
Approval or Disapproval of the Reorganization (The Proposal).............
   Reasons for the Reorganization........................................
   The Reorganization....................................................
   Tax Aspects of the Reorganization.....................................
   Capitalization Table (Unaudited)......................................
Comparison Between Disciplined Allocation Fund and Total Return Fund.....
   Investment Objectives and Policies....................................
     Principal Investment Policies.......................................
     Other Investment Strategies ........................................
   Investment Restrictions...............................................
   Description of Brokerage Practices....................................
   Expense Ratios and Performance........................................
   Shareholder Services..................................................
   Rights of Shareholders................................................
   Organization and History..............................................
   Management and Distribution Arrangements..............................
   Purchase of Additional Shares.........................................
   Dividends and Distributions...........................................
Method of Carrying Out the Reorganization ...............................
Additional Information...................................................
   Financial Information.................................................
   Public Information....................................................
Other Business...........................................................
Exhibit A - Agreement and Plan of Reorganization by and between Oppenheimer Series Fund, Inc., on behalf of its series, Oppenheimer Disciplined Allocation Fund, and
Oppenheimer Total Return Fund, Inc., Inc. ..............................A-1
Exhibit B - Average Annual Total Returns for the Funds..................B-1
Enclosures - Prospectus of Oppenheimer Total Return Fund, Inc., April 28, 2000

                     Oppenheimer Disciplined Allocation Fund
                    a series of Oppenheimer Series Fund, Inc.
              Two World Trade Center, New York, New York 10048-0203
                                 1-212-323-0200

                                 PROXY STATEMENT
                       Oppenheimer Total Return Fund, Inc.
                  6803 South Tucson Way, Englewood, Colorado 80112
                                 1-800-525-7048

                                   PROSPECTUS

             Special Meeting of Shareholders to be held August 11, 2000

                                  INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the shareholders of Oppenheimer Disciplined Allocation Fund ("Disciplined Allocation Fund"), a series of Oppenheimer Series Fund, Inc., a registered management investment company, in connection with the solicitation by its Board of Directors (the "Board") of proxies to be voted at the Special Meeting of Shareholders of Disciplined Allocation Fund to be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 10:00 A.M., Denver time, on August 11, 2000, or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will commence on or about June 30, 2000.

At the Meeting, shareholders of Disciplined Allocation Fund will be asked to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between Oppenheimer Series Fund, Inc., on behalf of its series, Disciplined Allocation Fund and Oppenheimer Total Return Fund, Inc. ("Total Return Fund"), and the transactions contemplated thereby (the "Reorganization"), including (a) the transfer of substantially all the assets of Disciplined Allocation Fund to Total Return Fund in exchange for Class A, Class B and Class C shares of Total Return Fund, (b) the distribution of such shares of Total Return Fund to the corresponding Class A, Class B and Class C shares shareholders of Disciplined Allocation Fund in complete liquidation of Disciplined Allocation Fund and (c) the cancellation of the outstanding shares of Disciplined Allocation Fund. A copy of the Reorganization Agreement is attached hereto as Exhibit A and is incorporated by reference herein.

            Total Return Fund currently offers Class A, Class B, Class C and Class Y shares. Class A shares are generally sold with a sales charge imposed at the time of purchase. There is no initial sales charge on purchases of Class B or Class C shares; however, a contingent deferred sales charge may be imposed, depending on when the shares are sold. Class Y shares are sold only to certain institutional investors without a sales charge. Because Disciplined Allocation Fund does not offer Class Y shares, Class Y shares of Total Return Fund are not being offered pursuant to this prospectus. The Class A, Class B and Class C shares offered in this Prospectus and issued pursuant to the Reorganization will be issued at net asset value without a sales charge and no contingent deferred sales charge will imposed on any Disciplined Allocation Fund shares exchanged in the Reorganization. However, any contingent deferred sales charge which applies to Disciplined Allocation Fund shares at the time of the Reorganization will continue to apply to Total Return Fund shares received in the Reorganization. Additional information with respect to the fees and expenses charged by Total Return Fund is set forth herein, in the Prospectus of Total Return Fund accompanying this Proxy Statement and Prospectus and in the Total Return Fund Statement of Additional Information, both of which are incorporated herein by reference.

Record Date; Vote Required; Share Information

The Board has fixed the close of business on June 5, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. The affirmative vote of two-thirds of all the votes entitled to be cast on the Proposal, represented in person or by proxy at the Meeting, is required to approve the Reorganization. Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held of record at the close of business on the Record Date. Only shareholders of Disciplined Allocation Fund will vote on the Reorganization. The vote of shareholders of Total Return Fund is not being solicited.

At the close of business on the Record Date, there were ____________shares of Disciplined Allocation Fund issued and outstanding, consisting of ___________ Class A shares, __________ Class B shares and ________ Class C shares. At the close of business on the Record Date, there were ______ shares of Total Return Fund issued and outstanding, consisting of ________Class A shares, _________Class B shares and _________Class C shares. The presence in person or by proxy of shareholders entitled to cast a majority of the votes at the Meeting constitutes a quorum for the transaction of business at the Meeting. To the knowledge of Disciplined Allocation Fund, as of the Record Date, no person owned of record or beneficially 5% or more of its outstanding shares except for:
________________________________.  As of the Record  Date,  to the  knowledge of
Total Return Fund, no person owned of record or beneficially 5% or more of its outstanding shares except for:
-----------------------------.

In addition, as of the Record Date, the Directors and officers of the Oppenheimer Series Fund, Inc. and of the Total Return Fund, Inc. owned less than 1% of the outstanding shares.

Proxies

The enclosed form of proxy, if properly executed and timely returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting. The proxy will be voted in favor of the Proposal unless a choice is indicated to vote against or to abstain from voting on the Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, and the broker-dealer does not have discretionary power to vote such street account shares under applicable stock exchange rules, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the quorum, but will have the same effect as a vote "against" the Proposal. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Proposal. The proxy may be revoked at any time prior to the voting thereof by: (i) writing to the Secretary of Disciplined Allocation Fund at Two World Trade Center, New York, New York 10048-0203 (if received in time to be acted upon); (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted).

Costs of the Solicitation and the Reorganization

All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus, will be borne by Oppenheimer Disciplined Allocation Fund. Any documents such as existing Prospectuses or annual reports that are included in that mailing will be a cost of the Fund issuing the document. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Oppenheimer Disciplined Allocation Fund or officers and employees of OppenheimerFunds Services, personally or by telephone or telegraph; any expenses so incurred will be borne by OppenheimerFunds Services. Proxies may also be solicited by a proxy solicitation firm hired at Disciplined Allocation Fund's expense for such purpose. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of Disciplined Allocation Fund and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by Disciplined Allocation Fund for their reasonable out-of-pocket expenses.

With respect to the Reorganization, Disciplined Allocation Fund and Total Return Fund will bear the cost of their respective tax opinions. Any other out-of-pocket expenses of Disciplined Allocation Fund and Total Return Fund associated with the Reorganization, including legal, accounting and transfer agent expenses, will be borne by Disciplined Allocation Fund and Total Return Fund, respectively, in the amounts so incurred by each.


                             COMPARATIVE FEE TABLES

Disciplined Allocation Fund and Total Return Fund each pay a variety of expenses directly for management of their assets, administration, distribution of their shares and other services. Those expenses are subtracted from each fund's assets to calculate each fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand and compare the fees and expenses related to owning shares of Disciplined Allocation Fund with the fees and expenses related to owning shares of Total Return Fund. The pro forma expenses of the surviving Total Return Fund show what the fees and expenses will be after giving effect to the Reorganization.

Shareholder Fees (charges paid directly from a shareholder's investment):


--------------------------------------------------------------------------------
                       Disciplined Allocation Fund             Total Return Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        Class A   Class B  Class C     Class A  Class B  Class C  Class Y
                        Shares    Shares   Shares      Shares   Shares   Shares   Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Maximum Sales Charge    5.75%     None     None        5.75%    None     None     None
(Load) on Purchases
(as a % of offering
price)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Maximum Deferred Sales  None (1)  5% (2)   1% (3)      None (1) 5% (2)   1% (3)   None(4)
Charge (Load) (as % of
the lower of the
original offering
price or redemption
proceeds)
-------------------------------------------------------------------------------------------

Note: Shareholder fees for Total Return Fund after giving effect to the Reorganization will be the same as the shareholder fees set forth above for Total Return Fund.
1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" in each fund's Prospectus.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.
4. Class Y shares of Total Return Fund are offered only to certain institutional shareholders that have a special agreement with the Fund's distributor. Because Disciplined Allocation Fund does not offer Class Y shares, Class Y shares of Total Return Fund are not being offered pursuant to this Prospectus.

Fund Operating Expenses (deducted from fund assets):
(% of average daily net assets)

The following tables are the operating expenses of Class A, Class B and Class C shares of Disciplined Allocation Fund for the fiscal year ended October 31, 1999 and Class A, Class B, Class C, and Class Y shares of Total Return Fund for the fiscal year ended December 31, 1999. All amounts shown are a percentage of net assets of each class of shares of the Funds.

--------------------------------------------------------------
                 DISCIPLINED ALLOCATION FUND
--------------------------------------------------------------
--------------------------------------------------------------
                           Fiscal Year ended 10/31/99
--------------------------------------------------------------
--------------------------------------------------------------
                             Class A Class B Class C
--------------------------------------------------------------
--------------------------------------------------------------
Management Fees               0.62%      0.62%       0.62%
--------------------------------------------------------------
--------------------------------------------------------------
Distribution and/or           0.24%      1.00%       1.00%
Service (12b-1) Fees
--------------------------------------------------------------
--------------------------------------------------------------
Other expenses                0.18%      0.18%       0.18%
--------------------------------------------------------------
--------------------------------------------------------------
Total Fund Operating          1.04%      1.80%       1.80%
Expenses
--------------------------------------------------------------

-------------------------------------------------------------------------------
                                TOTAL RETURN FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                       Fiscal Year ended 12/31/99
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                             Class A      Class B      Class C      Class Y
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Management Fees               0.52%        0.52%        0.52%        0.52%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Distribution and/or           0.19%*       1.00%        1.00%         None
Service (12b-1) Fees
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Other expenses                0.16%        0.15%        0.16%        0.15%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Fund Operating          0.87%        1.67%        1.68%        0.67%
Expenses
-------------------------------------------------------------------------------
Note: Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses each Fund pays.* The lower 12b-1 service fee for Total return Fund as of 12/31/99 was due to a distribution formerly made between so-called "old" assets (assets held in the Fund prior to 4/1/88) and "new" assets (assets held in the Fund on and after 4/1/88). Prior to 10/1/99, the Board of Directors for Total Return Fund set the service fee for "old" assets at 0.15% on an annual basis as opposed to 0.25% on an annual basis for "new" assets. This distinction was eliminated as of 10/1/99. Therefore, it is expected that the service fee for Class A shares of Total Return Fund will increase to 0.25% on an annual basis. See Pro Forma Expenses for Total Return below.

The unaudited expenses for both funds are also shown below for the twelve month period ended March 31, 2000. All amounts shown are a percentage of net assets of each class of shares of the Funds.

------------------------------------------------------------------
                   DISCIPLINED ALLOCATION FUND
------------------------------------------------------------------
------------------------------------------------------------------
                                  12 months ended 03/31/00
------------------------------------------------------------------
------------------------------------------------------------------
                             Class A      Class B      Class C
------------------------------------------------------------------
------------------------------------------------------------------
Management Fees               0.62%        0.62%        0.62%
------------------------------------------------------------------
------------------------------------------------------------------
Distribution and/or           0.25%        1.00%        1.00%
Service (12b-1) Fees
------------------------------------------------------------------
------------------------------------------------------------------
Other expenses                0.18%        0.18%        0.18%
------------------------------------------------------------------
------------------------------------------------------------------
Total Fund Operating          1.05%        1.80%        1.80%
Expenses
------------------------------------------------------------------

-------------------------------------------------------------------------------
                                TOTAL RETURN FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        12 months ended 03/31/00
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                             Class A      Class B      Class C      Class Y
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Management Fees               0.52%        0.52%        0.52%        0.52%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Distribution and/or           0.20%        1.00%        1.00%         None
Service (12b-1) Fees
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Other expenses                0.14%        0.14%        0.14%        0.14%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Fund Operating          0.86%        1.66%        1.66%        0.66%
Expenses
-------------------------------------------------------------------------------
Note: Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses each Fund pays.

The following pro forma information is an estimate of the operating expenses of Total Return Fund after giving effect to the Reorganization. All amounts shown are a percentage of net assets of each class of shares of the Fund.


                         PRO FORMA EXPENSES TOTAL RETURN

----------------------------------------------------------------------------------
                                 Class A     Class B      Class C      Class Y
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Management Fees                   0.52%       0.52%        0.52%        0.52%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Distribution   and/or  Service    0.21%       1.00%        1.00%         None
(12b-1) Fees
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Other expenses                    0.14%       0.14%        0.14%        0.14%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Fund Operating Expenses     0.87%       1.66%        1.66%        0.66%
----------------------------------------------------------------------------------

Note: Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays.

Examples

These examples below are intended to help you compare the cost of investing in each fund. These examples assume that you invest $10,000 in a class of shares of Disciplined Allocation Fund, Total Return Fund or Total Return Fund after giving effect for the Reorganization for the time periods indicated and reinvest your dividends and distributions.

The first example assumes that you redeem all shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same as in the table above. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions, the expenses would be as follows:

Fiscal Year Ended 10/31/99

Disciplined Allocation Fund
----------------------------------------------------------------------------------------
If shares are redeemed:  1 year          3 years         5 years         10 years (1)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class A                  $675            $887            $1,116          $1,773
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class B                  $683            $866            $1,175          $1,733
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class C                  $283            $566            $975            $2,116
----------------------------------------------------------------------------------------

Disciplined Allocation Fund
----------------------------------------------------------------------------------------
If   shares    are   not 1 year          3 years         5 years         10 years (1)
redeemed:
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class A                  $675            $887            $1,116          $1,773
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class B                  $183            $566            $975            $1,733
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class C                  $183            $566            $975            $2,116
----------------------------------------------------------------------------------------

Fiscal Year Ended 12/31/99

Total Return Fund
----------------------------------------------------------------------------------------
If shares are redeemed:  1 year          3 years         5 years         10 years (1)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class A                  $659            $837            $1,029          $1,586
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class B                  $670            $826            $1,107          $1,567
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class C                  $271            $530            $913            $1,987
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class Y                  $68             $214            $373            $835
----------------------------------------------------------------------------------------

Total Return Fund
----------------------------------------------------------------------------------------
If   shares    are   not 1 year          3 years         5 years         10 years (1)
redeemed:
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class A                  $659            $837            $1,029          $1,586
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class B                  $170            $526            $907            $1,567
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class C                  $171            $530            $913            $1,987
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class Y                  $68             $214            $373            $835
----------------------------------------------------------------------------------------

Pro Forma Surviving Total Return Fund (Post-Reorganization)
----------------------------------------------------------------------------------------
If shares are redeemed:  1 year          3 years         5 years         10 years (1)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class A                  $659            $837            $1,029          $1,586
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class B                  $669            $823            $1,102          $1,561
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class C                  $269            $523            $   902         $1,965
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class Y                  $  67           $211            $   368         $   822
----------------------------------------------------------------------------------------

Pro Forma Surviving Total Return Fund (Post-Reorganization)
----------------------------------------------------------------------------------------
If   shares    are   not 1 year          3 years         5 years         10 years (1)
redeemed:
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class A                  $659            $837            $1,029          $1,586
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class B                  $169            $523            $   902         $1,561
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class C                  $169            $523            $   902         $1,965
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class Y                  $  67           $211            $   368         $   822
----------------------------------------------------------------------------------------

In the examples where shares are redeemed, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charge. In the examples where shres are not redeemed, the Class A expenses include the sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges. 1. Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after 6 years.

                                    SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus and presents key considerations for shareholders of Disciplined Allocation Fund to assist them in determining whether to approve the Reorganization. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement and Prospectus and by the Reorganization Agreement which is Exhibit A hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the current Prospectus of Total Return Fund which accompanies this Proxy Statement and Prospectus and is incorporated herein by reference.

Purpose of the Meeting

At the Meeting, shareholders of Disciplined Allocation Fund will be asked to approve or disapprove the Reorganization.

Parties to the Reorganization

Disciplined Allocation Fund is a series of Oppenheimer Series Fund, Inc., which was organized in 1981 as a Maryland corporation and was known as Connecticut Mutual Investment Accounts, Inc. until March 18, 1996 when OppenheimerFunds, Inc. (the "Manager") became Disciplined Allocation Fund's investment advisor. Disciplined Allocation Fund is a diversified, open-end mutual fund. Disciplined Allocation Fund is governed by Articles of Incorporation and By-Laws and is under the direction of a Board of Directors. Disciplined Allocation Fund is located at Two World Trade Center, New York, New York 10048-0203.

Total Return Fund also is a diversified, open-end mutual fund that was organized in 1944 and has been a Maryland corporation since 1979. It is governed by Articles of Incorporation and By-Laws and is under the direction of a Board of Directors. Total Return Fund is located at 6803 South Tucson Way, Englewood, Colorado 80112.

The Manager is located at Two World Trade Center, New York, New York 10048, and acts as investment advisor to both funds. Disciplined Allocation Fund has a portfolio management team consisting of five portfolio managers: Peter M. Antos (who is the Fund's senior portfolio manager), Stephen F. Libera, Michael C. Strathearn, Kenneth B. White and Arthur J. Zimmer. All gentlemen are Vice Presidents of the Fund, and Messrs. Antos and Zimmer are Senior Vice Presidents of the Manager. Bruce Bartlett and John Doney are portfolio managers of Total Return Fund. Mr. Bartlett is a Vice President of the Fund and a Senior Vice President of the Manager, and Mr. Doney is a Vice President of the Fund and of the Manager. Additional information about the Funds and the Manager is set forth below.

Shares to be Issued

Shareholders of Disciplined Allocation Fund who own Class A, Class B or Class C shares will receive Class A, Class B or Class C shares, respectively, of Total Return Fund in exchange for their Disciplined Allocation Fund shares. The voting rights of shares of each fund are discussed below in "Rights of Shareholders".

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of Disciplined Allocation Fund to Total Return Fund in exchange Class A, Class B or Class C shares of Total Return Fund. The aggregate net asset value of Total Return Fund shares issued in the Reorganization will equal the value of the assets of Disciplined Allocation Fund received by Total Return Fund. In conjunction with the Closing (as defined below) of the Reorganization, presently scheduled for August 18, 2000, Disciplined Allocation Fund will distribute the Class A, Class B or Class C shares of Total Return Fund received by Disciplined Allocation Fund on the Closing Date (as defined below) to holders of Class A, Class B or Class C shares of Disciplined Allocation Fund, respectively. As a result of the Reorganization, Class A, Class B or Class C Disciplined Allocation Fund shareholder will receive the number of full and fractional Class A, Class B or Class C Total Return Fund shares that equals in value such shareholder's pro rata interest in the assets transferred to Total Return Fund as of the Valuation Date (as defined below). The Board has determined that the interests of existing Disciplined Allocation Fund shareholders will not be diluted as a result of the Reorganization. For the reasons set forth below under "Approval or Disapproval of the Reorganization - Reasons for the Reorganization," the Board, including the directors who are not "interested persons" of Disciplined Allocation Fund (the "Independent Directors"), as that term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), has concluded that the Reorganization is in the best interests of Disciplined Allocation Fund and its shareholders and recommends approval of the Reorganization by Disciplined Allocation Fund shareholders. The Board of Directors of Total Return Fund has also approved the Reorganization and determined that the interests of existing Total Return Fund shareholders will not be diluted as a result of the Reorganization. If the Reorganization is not approved, Disciplined Allocation Fund will continue in existence and the Board will determine whether to pursue alternative actions.

Reasons for the Reorganization

The Manager proposed to the Board a reorganization into Total Return Fund so that shareholders of Disciplined Allocation Fund may become shareholders of a substantially larger fund advised by the same investment advisor with a substantially similar investment objective and investment policies and strategies. The Board also considered the fact that the surviving fund had the potential for lower overall operating expenses. The Board also considered that the Reorganization would be a tax free reorganization, and there would be no sales charge imposed in effecting the Reorganization. In addition, due to the relatively moderate costs of the reorganization, the Boards of both funds concluded that neither fund would experience dilution as a result of the Reorganization.

Tax Consequences of the Reorganization

In the opinion of Deloitte & Touche LLP, tax advisor for Disciplined Allocation Fund, the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. As a result, it is expected that no gain or loss will be recognized by either fund, or by the shareholders of either fund, as a result of the Reorganization for federal income tax purposes. For further information about the tax consequences of the Reorganization, see "Approval or Disapproval of the Reorganization - Tax Aspects of the Reorganization" below.

Investment Objectives and Strategies; Other Fund Information

Investment Objectives and Strategies. Disciplined Allocation Fund and Total Return Fund both seek total return as their investment objectives. Disciplined Allocation Fund seeks to maximize total investment return (including capital appreciation and income) principally by allocating its assets amount stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. Total Return Fund seeks high total return, which includes capital appreciation and income.

In seeking their respective investment objectives, both funds invest in equity securities to seek capital appreciation and in debt securities to seek income. Both funds may allocate their investments among equity and debt securities to emphasize either capital appreciation or income or in response to market conditions, and currently invest a substantial portion of their assets in equity securities. Although both funds may invest in securities of foreign and domestic issuers, they currently emphasize their investments in securities of U.S. issuers.

While Disciplined Allocation Fund normally invests at least 25% of its total assets in fixed-income senior securities, Total Return Fund does not typically allocate its assets based on any fixed ratio. Disciplined Allocation Fund also may invest up to 40% of its total assets in money market instruments under normal market conditions. The portfolio managers for Disciplined Allocation Fund primarily use a value investment style in selecting portfolio securities whereas the portfolio managers for Total Return Fund use both value and growth investment styles to select portfolio securities.

Investment Advisory and Distribution and Service Plan Fees

Investment Advisory Fees. Both funds obtain investment management services from the Manager pursuant to the terms of investment advisory agreements that are substantially the same except for fee amounts. The management fee payable to the Manager is computed on the net asset value of each fund as of the close of business each day and is payable monthly.

Disciplined  Allocation Fund pays a management fee at the following annual rate:
0.625% of the first $300 million of average annual net assets; 0.500% of the next $100 million; and 0.450% of average annual net assets in excess of $400 million. Disciplined Allocation Fund's management fee for the fiscal year ended October 31, 1999 was 0.62% of the average annual net assets for each class of shares.

Total Return Fund pays a management fee at the following annual rate: 0.750% of the first $100 million of average annual net assets; 0.700% of the next $100 million; 0.650% of the next $100 million; 0.600% of the next $100 million; 0.550% of the next $100 million; and 0.500% of the average annual net assets in excess of $500 million. Total Return Fund's management fee for the fiscal year ended December 31, 1999 was 0.52% of the average annual net assets for each class of shares.

Effective upon the Closing of the proposed Reorganization, the management fee rate for Total Return Fund would be 0.52%. Under the investment advisory agreement for Total Return Fund, the management fee for the combined fund would be reduced if the assets of the combined fund increases in the future.

Distribution and Service Fees.

Total Return Fund has adopted a Service Plan and Agreement under Rule 12b-1 of the Investment Company Act of 1940 for its Class A shares. The Service Plan provides for the reimbursement to OppenheimerFunds Distributor, Inc. (the "Distributor"), for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under the plan, payment is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares. The Distributor currently uses all of those fees to compensate dealer, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of account of their customers that hold Class A shares.

Disciplined Allocation Fund also has adopted a Service Plan and Agreement under Rule 12b-1 of the Investment Company Act for its Class A shares. The Service Plan provides for the reimbursement to the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under the plan, payment is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares. The Distributor currently uses all of those fees to compensate dealer, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of account of their customers that hold Class A shares.

Both funds have adopted Distribution and Service Plans and Agreements under Rule 12b-1 of the Investment Company Act for Class B and Class C shares. These plans compensate the Distributor for its services and costs in connection with the distribution of Class B shares and Class C shares and the personal service and maintenance of shareholder accounts. Under each Plan, the Funds pay the
Distributor an asset-based sales charge at an annual rate of 0.75% of Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan with respect to each class of shares. All fee amounts are computed on the average annual net assets of the class determined as of the close of each regular business day of each fund. The Distributor uses all of the service fees to compensate dealers for providing personal services and maintenance of accounts of their customers that hold shares of the Funds. The Class B asset-based sales charge is retained by the Distributor. After the first year, the Class C asset-based sales charge is paid to the broker-dealer as an ongoing concession for shares that have been outstanding for a year or more. The terms of the Funds' respective Distribution and Service Plans are substantially similar.

Purchases, Exchanges and Redemptions

Both funds are part of the OppenheimerFunds complex of mutual funds. The procedures for purchases, exchanges and redemptions of shares of the Funds are identical. Shares of either fund may be exchanged for shares of the same class of other Oppenheimer funds offering such shares.

Both  funds  have a  maximum  initial  sales  charge of 5.75% on Class A shares.
Investors who purchase $1 million or more ($500,000 or more for certain retirement plan accounts) of Class A shares pay no initial sales charge but may have to pay a sales charge of up to 1% if the shares are sold within 18 calendar months from the end of the calendar month during which they were purchased. Class B shares of the Funds are sold without a front-end sales charge but may be subject to a contingent deferred sales charge ("CDSC") upon redemption depending on the length of time the shares are held. The CDSC begins at 5% for shares sold in the first year and declines to 1% in the sixth year and is eliminated after the sixth year.

Class A, Class B and Class C shares of Total Return Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC will be imposed on any Disciplined Allocation Fund shares exchanged for Total Return Fund shares as a result of the Reorganization. However, any CDSC that applies to Disciplined Allocation Fund shares will continue to apply to Total Return Fund shares received in the Reorganization.

Services available to shareholders of both funds include purchase and redemption of shares through OppenheimerFunds AccountLink and PhoneLink (an automated telephone system), telephone redemptions, and exchanges by telephone to other Oppenheimer funds that offer Class A, Class B and Class C shares, and reinvestment privileges. Please see "Shareholder Services," below and each fund's Prospectus for further information.

                             PRINCIPAL RISK FACTORS

In evaluating whether to approve the Reorganization and invest in Total Return Fund, shareholders should carefully consider the following risk factors, the other information set forth in this Proxy Statement and Prospectus and the more complete description of risk factors set forth in the documents incorporated by reference herein, including the Prospectuses of the Funds and their respective Statements of Additional Information.

General

The main investment risks of the Funds are substantially similar. All investments have risks to some degree. Both funds' investments are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Manager will cause the Funds to underperform other funds having a similar objective.

These risks collectively form the risk profiles of the Funds, and can affect the value of the Funds' investments, investment performance and prices per share. These risks mean that you can lose money by investing in either fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that either fund will achieve its investment objective.

Risks of Investing in Stocks.  Stocks  fluctuate in price,  and their short-term volatility  at  times  may be  great.  Because  both  funds  typically  invest a substantial portion of their assets in common stocks and other equity securities, the value of their portfolio will be affected by changes in the stock markets. Market risk will affect their net asset values per share, which will fluctuate as the values of their respective portfolio securities change.

A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. In particular, because the Funds currently focus their stock investments in U.S. issuers, their performance will be primarily affected by changes in U.S. stock markets.

Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions, or by changes in government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Funds increase the relative emphasis of its investments in a particular industry, their share values may fluctuate in response to events affecting that industry. However, neither fund concentrates 25% or more of their investments in an industry.

Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Funds can invest in securities of companies in different capitalization ranges whereby smaller companies may have more volatile stock prices than stocks of larger companies.

Credit Risk. The debt securities the Funds can invest in are subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Funds' income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Funds' shares might be reduced. Both funds invest in U.S. government securities that are subject to little credit risk, but they also invest in other debt securities, such as high-yield, lower-grade debt securities, that are subject to risks of default.

Special Credit Risks of Lower-Grade Securities. Both funds can invest in securities that are below investment grade. While Disciplined Allocation Fund cannot invest more than 20% of its total assets in lower-grade securities, Total Return Fund has no limitations on the amount it can purchase. Lower-grade securities may be subject to greater market fluctuations and greater risks of loss of income and principal than higher-grade debt securities. Securities that are (or that have fallen) below investment grade entail a greater risk that the issuers may not meet their debt obligations.

Interest Rate Risks. The debt securities the Funds can invest in also are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of outstanding debt securities generally rise. When interest rates rise, the values of outstanding debt securities generally fall, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for debt securities with longer-term maturities. Both funds currently focus on medium-term securities to seek higher income. Therefore, the share prices of both funds may fluctuate more when interest rates change.

Special Risks In Using Derivative Investments. Both funds can use derivatives to seek income or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, and mortgage-related securities are examples of derivatives both funds may use. If the issuer of a derivative investment does not pay the amount due, the Funds can lose money on their investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. If that happens, the Funds will get less income than expected or their share price could decline. To try to preserve capital, the both funds have limits on the amount of particular types of derivatives they can hold.

                 APPROVAL OR DISAPPROVAL OF THE REORGANIZATION
                                 (The Proposal)

Reasons for the Reorganization

At a meeting of the Board of Directors of Disciplined Allocation Fund held April 13, 2000, the Board considered whether to approve the proposed Reorganization and reviewed and discussed with the Manager and independent legal counsel the materials provided by the Manager relevant to the proposed Reorganization. Included in the materials was information with respect to the Funds' respective investment objectives and policies, management fees, distribution fees and other operating expenses, historical performance and asset size.

The Board reviewed information demonstrating that Disciplined Allocation Fund is a smaller fund with approximately $226 million in net assets as of December 31, 1999, and that Disciplined Allocation Fund's assets decreased approximately 34% in 1999. The Board anticipates that Disciplined Allocation Fund's assets will not increase substantially in size in the near future. In comparison, Total Return Fund had approximately $4.4 billion in net assets as of December 31,
1999, and its assets increased approximately 10% in 1999. After the Reorganization, the shareholders of Disciplined Allocation Fund would become shareholders of a larger fund that will likely incur lower overall operating expenses. Economies of scale may benefit shareholders of Disciplined Allocation Fund.

The Board noted that Total Return Fund's management fee is substantially lower than that of Disciplined Allocation Fund. The Board considered that Total Return Fund's performance is substantially better than Disciplined Allocation Fund's performance over comparable periods, noting that the Reorganization would permit shareholders of Disciplined Allocation Fund to own shares of a similar fund that historically has had significantly better performance.

The Board considered the facts that both funds seek total return by investing in equity and fixed-income securities. Additionally, the Board considered that both funds invest a substantial portion of their assets in U.S. equity securities. It also considered that the procedures for purchases, exchanges and redemptions of shares of both funds are identical and that both funds offered the same investor services and options.

The Board also considered the terms and conditions of the Reorganization, including that there would be no sales charge imposed in effecting the Reorganization and that the Reorganization is expected to be a tax free reorganization. The Board concluded that the Reorganization would not result in a dilution of the interests of existing shareholders of Disciplined Allocation Fund.

After consideration of the above factors, and such other factors and information as the Board deemed relevant, the Board, including the Independent Directors, unanimously approved the Reorganization and the Reorganization Agreement and voted to recommend its approval to the shareholders of Disciplined Allocation Fund.

The Board of Directors of Total Return Fund, including the Directors who are not "interested persons" of that fund, also unanimously approved the Reorganization and the Reorganization Agreement and determined that the Reorganization would not result in dilution of Total Return Fund shareholders' interests.

The Reorganization

The Reorganization Agreement (a copy of which is set forth in full as Exhibit A to this Proxy Statement and Prospectus) contemplates a reorganization under which (i) all of the assets of Disciplined Allocation Fund (other than the cash reserve described below (the "Cash Reserve")) will be transferred to Total Return Fund in exchange for Class A, Class B or Class C shares of Total Return Fund, (ii) the Total Return Fund shares will be distributed among the shareholders of Disciplined Allocation Fund in complete liquidation of Disciplined Allocation Fund, and (iii) the outstanding shares of Disciplined Allocation Fund will be canceled. Total Return Fund will not assume any of Disciplined Allocation Fund's liabilities except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The result of effectuating the Reorganization would be that: (i) Total Return Fund will add to its gross assets all of the assets (net of any liability for portfolio securities purchased but not settled and outstanding shareholder redemption and dividend checks) of Disciplined Allocation Fund other than the Cash Reserve; and (ii) the shareholders of Disciplined Allocation Fund as of the close of business on the Closing Date will become holders of Class A, Class B or Class C shares of Total Return Fund.

Shareholders of Disciplined Allocation Fund who vote their Class A, Class B or Class C shares in favor of the Reorganization will be electing in effect to redeem their shares of Disciplined Allocation Fund (at net asset value on the Valuation Date referred to below under "Method of Carrying Out the
Reorganization Plan," calculated after subtracting the Cash Reserve) and reinvest the proceeds in Class A, Class B or Class C shares of Total Return Fund at net asset value without sales charge and without recognition of taxable gain or loss for federal income tax purposes (see "Tax Aspects of the Reorganization" below). The Cash Reserve is that amount retained by Disciplined Allocation Fund which is deemed sufficient in the discretion of the Board of Directors of Disciplined Allocation Fund for the payment of (a) Disciplined Allocation Fund's expenses of liquidation, and (b) its liabilities, other than those assumed by Total Return Fund.

Disciplined Allocation Fund and Total Return Fund will bear all of their respective expenses associated with the Reorganization, as set forth under "Costs of the Solicitation and the Reorganization" above. Management estimates that such expenses associated with the Reorganization to be borne by Disciplined Allocation Fund should not exceed $41,000. Liabilities as of the date of the transfer of assets will consist primarily of accrued but unpaid normal operating expenses of Disciplined Allocation Fund, excluding the cost of any portfolio securities purchased but not yet settled and outstanding shareholder redemption and dividend checks. See "Method of Carrying Out the Reorganization Plan," below.

The Reorganization Agreement provides for coordination between the Funds as to their respective portfolios so that, after the closing, Total Return Fund will be in compliance with all of its investment policies and restrictions. Disciplined Allocation Fund will recognize a capital gain or loss on any sales made prior to the Reorganization pursuant to this paragraph.

Tax Aspects of the Reorganization

Immediately prior to the Valuation Date referred to in the Reorganization Agreement, Disciplined Allocation Fund will pay a dividend or distribution which, together with all previous dividends or distributions, will have the effect of distributing to Disciplined Allocation Fund's shareholders all of Disciplined Allocation Fund's investment company taxable income for tax years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in tax years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Such dividends and distributions will be included in the taxable income of Disciplined Allocation Fund's shareholders as ordinary income and capital gain, respectively.

The exchange of the assets of Disciplined Allocation Fund for Class A, Class B or Class C shares of Total Return Fund and the assumption by Total Return Fund of certain liabilities of Disciplined Allocation Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Disciplined Allocation Fund has represented to Deloitte & Touche LLP, tax advisor to Disciplined Allocation Fund, that there is no plan or intention by any Disciplined Allocation Fund shareholder who owns 5% or more of Disciplined Allocation Fund's outstanding shares, and, to Disciplined Allocation Fund's best knowledge, there is no plan or intention on the part of the remaining Disciplined Allocation Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Total Return Fund Class A, Class B or Class C shares received in the transaction that would reduce Disciplined Allocation Fund shareholders' ownership of Total Return Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding Disciplined Allocation Fund shares as of the same date. Total Return Fund and Disciplined Allocation Fund have each represented to Deloitte & Touche LLP, that, as of the Closing Date, it will qualify as a regulated investment company or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code.

As a condition to the closing of the Reorganization, Total Return Fund and Disciplined Allocation Fund will receive the opinion of Deloitte & Touche LLP to the effect that, based on the Reorganization Agreement, the above representations, existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for federal income tax purposes:

1. The transactions contemplated by the Reorganization Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1)(c) of the Code.

2. Disciplined Allocation Fund and Total Return Fund will each qualify as "a party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

3. No gain or loss will be recognized by the shareholders of Disciplined Allocation Fund upon the distribution of Class A, Class B or Class C shares of Total Return Fund to the shareholders of Disciplined Allocation Fund pursuant to Section 354(a)(1) of the Code.

4. Under Section 361(a) of the Code, no gain or loss will be recognized by Disciplined Allocation Fund by reason of the transfer of its assets solely in exchange for Class A, Class B or Class C shares of Total Return Fund.

5. Under Section 1032(a) of the Code, no gain or loss will be recognized by Total Return Fund by reason of the transfer of Disciplined Allocation Fund's assets solely in exchange for Class A, Class B or Class C shares of Total Return Fund.

6. The shareholders of Disciplined Allocation Fund will have the same tax basis and holding period for the shares of Total Return Fund that they receive as they had for Disciplined Allocation Fund shares that they previously held, pursuant to Sections 358(a)(1) and 1223(1) of the Code, respectively.

7. The securities transferred by Disciplined Allocation Fund to Total Return Fund will have the same tax basis and holding period in the hands of Total Return Fund as they had for Disciplined Allocation Fund, pursuant to Sections 362(b) and 1223(2) of the Code, respectively.

Shareholders of Disciplined Allocation Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Disciplined Allocation Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization Table (Unaudited)

The table below sets forth the capitalization of Disciplined Allocation Fund and Total Return Fund and indicates the pro forma combined capitalization as of March 31, 2000 as if the Reorganization had occurred on that date.
                                                                       Net Asset
                                                Shares                  Value
                              Net Assets        Outstanding       Per Share
Oppenheimer
Disciplined Allocation Fund
      Class A                 $164,866,867      $11,826,567       $13.94
      Class B                 $ 19,496,757      $ 1,379,009       $14.14
      Class C                 $   4,037,190     $    292,585      $13.80


Oppenheimer
Total Return Fund
      Class A                 $3,458,010,022    $242,808,741      $14.24
      Class B                 $1,093,844,553    $ 77,660,951      $14.08
      Class C                 $     90,735,139  $  6,430,525      $14.11

Oppenheimer
Total Return Fund
(Pro Forma after Reorganization)
      Class A                 $3,622,876,889    $254,386,470      $14.24
      Class B                 $1,113,341,310    $ 79,045,663      $14.08
      Class C                 $     94,772,329  $   6,716,647     $14.11


Reflects the issuance of 11,577,729 Class A shares, 1,384,713 Class B shares, and 286,123 Class C shares of Total Return Fund in a tax-free exchange for the net assets of Disciplined Allocation Fund, aggregating $188,400,814. The pro forma ratios of expenses to average net assets of Class A, Class B and Class C shares of the surviving Total Return Fund are set forth above under "Comparative Fee Tables."

                               COMPARISON BETWEEN
                 DISCIPLINED ALLOCATION FUND AND TOTAL RETURN FUND

Information about Disciplined Allocation Fund and Total Return Fund is presented below. In considering whether to approve the Reorganization, shareholders of Disciplined Allocation Fund should consider the differences in investment objectives, policies and risks of the Funds. Additional information about Total Return Fund is set forth in its Prospectus, accompanying this Proxy Statement and Prospectus and incorporated herein by reference, and additional information about both funds is set forth in documents that may be obtained upon request of the transfer agent or upon review at the offices of the SEC. See "Additional Information - Public Information."

Investment Objectives and Policies


Total Return Fund

Total Return Fund seeks high total return. Its invests mainly in equity securities to seek capital appreciation, but also may invest in debt securities to seek income. At times the Fund may pursue its goal by emphasizing investments that offer opportunities for capital growth, primarily equity securities such as common stocks, preferred stocks and securities convertible into common stocks. At other times the Fund may pursue its goal by increasing its emphasis on investments that offer income, mainly stocks that pay dividends or debt securities such as corporate bonds, notes and debentures and U.S. government securities.

The Fund does not allocate its investments among equity and debt securities in any fixed ratio, and the relative allocation will vary over time, depending on where the best opportunities are to pursue total return according to the judgment of the Manager. While the Fund does not limit its investments to securities of issuers in a particular capitalization range or ranges, currently the Fund's equity investments mainly are currently in mid- and large-capitalization stocks. The Fund can buy foreign securities without limit, but currently emphasizes investments in U.S. securities.

When selecting securities for the portfolio, the Fund's portfolio managers use an investment process that combines both "value" and "growth" investment styles. They use a value strategy to find issuers whose securities are believed to be undervalued in the marketplace, in relation to factors such as the ratio of the stock's price to the issuer's earnings. A lower price/earnings ratio would suggest an undervalued stock. A growth investing style encompasses a search for companies whose stock price is expected to increase at a greater rate than the overall market. These issuers may be entering a growth phase, marked by increases in earnings, sales, cash flows, or other factors, which suggest that the stock may increase in value over time.

The portfolio managers construct the portfolio using a "bottom up" approach, focused on the Fundamental prospects of individual companies and issuers, rather than on broad economic trends affecting entire markets and industries. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process currently employs the following techniques and considerations: o Selecting individual stocks for relative attractiveness by analyzing fundamental stock and company characteristics.
o Looking for growth stocks having high earnings potential and earnings and sales momentum.
o Selecting dividend-paying common stocks of established companies for income.
o Finding convertible bonds to take advantage of the stock market's growth potential while providing income as a hedge against market volatility.
o Maintaining a longer time horizon (three to five years) in considering stocks for investment.

o Monitoring individual issuers for changes in profit margins or slowing revenues that might affect future cash flows or growth and might trigger a decision to sell the security.

Because the Fund invests mainly in U.S. equity investments, the Fund's performance will be affected significantly by changes in the U.S. stock market. The principal risks of investing in stocks are discussed above, and may be offset somewhat by the Fund's investments in income-producing debt securities. However, as discussed above, debt securities are subject to credit and interest rate risks.

Disciplined Allocation Fund

Disciplined Allocation Fund seeks to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. It invests mainly in stocks, bonds and money market instruments. The Manager can allocate the Fund's investments among these different types of securities in different proportions at different times to seek the Fund's objective. That allocation is based on the Manager's judgment of where the best opportunities are for total return after evaluating market and economic conditions.

At least 25% of the Fund's total assets normally will be invested in fixed-income senior securities. Otherwise, the Fund is not required to allocate its investments among stocks, bonds and money market instruments in any fixed proportion and may have none or some of its assets invested in each asset class in relative proportions that change over time. The Fund can buy a variety of domestic and foreign equity investments, including common and preferred stocks, warrants and convertible securities (many of which are debt securities that the Manager considers to be "equity substitutes" because of their conversion feature). The Fund can buy securities of companies in different capitalization ranges. Currently, the Fund's equity investments are mainly in mid- and large-capitalization stocks.

The Fund can invest in a variety of debt securities (including convertible securities), such as securities issued or guaranteed by the U.S. government and its agencies and instrumentalities, including mortgage-related securities and collateralized mortgage obligations ("CMOs"). It also can buy municipal securities, foreign government securities, and domestic and foreign corporate debt obligations. The Fund can buy debt securities rated below investment grade (these are sometimes called "junk bonds"), but has limits on those investments, as discussed below.

When selecting securities for the portfolio, the Fund's portfolio managers follow an investment process that uses quantitative tools to analyze market dynamics and economic trends, to determine the allocation of the Fund's portfolio among different asset classes. In selecting stocks for the portfolio, the portfolio managers use a disciplined value investment style. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the investment selection process currently includes the strategies described below: o The portfolio managers use a quantitative analysis of the equity and debt securities markets in combination with their individual analysis and judgment to determine the allocation of the Fund's portfolio among the asset classes. They analyze market trends, general economic data and relative performance of the asset classes in which the Fund can invest. For example, during periods of slowing corporate growth rates, they might shift more assets to bonds and other fixed-income securities.
o In selecting stocks, they use value investing techniques to identify a universe of stocks that are undervalued in the market, focusing on stocks that have lower price/earnings (P/E) ratios compared, for example, to the P/E ratio of the S&P 500 Index.

o The portfolio managers use both quantitative tools and fundamental analysis, including internal research and reports by other market analysts, to identify stocks within the selected universe that may provide growth opportunities, for example, by selecting stocks of issuers that have better earnings than analysts have expected ("positive earnings surprise"). The expectation is that these stocks will increase in value when the market re-evaluates the issuers and the price/earnings ratios of their stocks.

o If the P/E ratio of a stock held by the Fund moves significantly above the P/E ratio of the broad market benchmark the portfolio managers use, or if the issuer's business fundamentals deteriorate, the portfolio managers will consider selling the stock.

In selecting bonds, the portfolio managers normally expect that portion of the Fund's portfolio to have an average maturity (measured on a dollar-weighted basis) of between 6 and 14 years.

Because the Fund typically invests a substantial portion of its assets in U.S. equities, the Fund's performance will be affected significantly by changes in the U.S. stock markets. The Fund's investments in income-producing debt securities may affect some of the risks of stock investments, which are discussed above. However, as discussed above, debt securities are subject to credit and interest rate risks.

An investment in either fund may be worth more or less than an investor originally paid for it when sold. An investor can lose money by investing in either fund.

Principal Investment Policies

Stocks and Other Equity Investments. The Funds' equity investments include common stocks, preferred stocks, debt securities convertible into common stock and rights and warrants. Neither fund concentrates 25% or more of its assets in an industry. The equity investments of both funds can include interests in real estate investment trusts ("REITs"). Those securities may be sensitive to changes in interest rates, and because the real estate market can be very volatile at times, the prices of those securities may change substantially. Neither fund currently invests a substantial portion of its assets in REITs.

While many convertible securities are debt securities, the Manager considers some of them to be "equity equivalents" because of the conversion feature. In that case their rating has less impact on the investment decision than in the case of other debt securities. However, they are subject to credit risks, discussed below in "Debt Securities," and interest rate risk. These securities might be selected for the Funds because they offer the ability to participate in stock market movements while offering some current income. Preferred stocks, while a form of equity security, typically have a fixed dividend that may cause their prices to behave more like those of debt securities.

The portfolio managers for Disciplined Allocation Fund primarily use a value investment style in selecting portfolio securities whereas the portfolio managers for Total Return Fund use both value and growth investment styles to select portfolio securities.

o Value Stocks. These are stocks that appear to be temporarily undervalued, by various measures such as price/earnings ratios. Value investing seeks stocks with prices that are low relative to their real worth or future prospects. The hope is that the Fund will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock. However, there is the risk that the stock will not appreciate in value as anticipated.

o Growth Stocks. The types of growth companies the Manager focuses on for Total Return Fund are larger, more established growth companies. Growth companies, for example, may be developing new products or services, such as companies in the technology sector, or they may be expanding into new markets for their products, such as companies in the energy sector. Newer growth companies tend to retain a large part of their earnings for research, development or investment in capital assets. Therefore, they do not tend to emphasize paying dividends and may not pay any dividends for some time. If they are selected for Total Return Fund's portfolio, it is because the Manager believes the price of the stock will increase over time.

Debt Securities. Both funds' investments in debt securities can include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, and foreign and domestic corporate bonds, notes and debentures. Debt securities are selected primarily for their income potential and to help cushion fluctuations in both funds' net asset value. Disciplined Allocation Fund generally invests a greater percentage of its assets in debt securities than Total Return Fund.

A debt security is essentially a loan by the buyer to the issuer of the debt security. The issuer promises to pay back the principal amount of the loan and normally pays interest at a fixed or variable rate while the loan is outstanding. Both funds may buy debt securities rated by nationally-recognized rating organizations such as Moody's Investors Services or Standard & Poor's Ratings Service or they may be unrated securities assigned an equivalent rating by the Manager, but Disciplined Allocation Fund does not invest more than 10% of its total assets in unrated debt securities. Both funds' investments in debt securities may be investment grade or below investment grade in credit quality.

o Special Risks of Lower-Grade Securities. All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. Total Return Fund can invest without limit in "lower-grade" securities, sometimes referred to as "junk bonds," while Disciplined Allocation Fund cannot invest more than 20% of total assets in such securities. These are securities rated below "BBB" by Standard & Poor's or "Baa" by Moody's, or unrated securities assigned a comparable rating by the Manager.

While neither Fund currently invests a substantial amount of its assets in lower-grade securities, high-yield, lower-grade bonds, whether rated or unrated, generally have greater risks than investment-grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. These risks mean that the Funds may not achieve the expected income from lower-grade securities, and that the Funds' net asset values per share could be affected by declines in the value of these securities.

o U.S. Government Securities. Both funds can invest in securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as "instrumentalities," (commonly referred to as "U.S. government securities"). They include Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), and Treasury bonds (having maturities of more than ten years when issued).

Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayment of principal. The Funds can buy
U. S. Treasury securities that have been "stripped" of their interest coupons by a Federal Reserve Bank, and zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities. Although not rated, Treasury obligations have little credit risk but prior to their maturity are subject to interest rate risk.

Obligations issued or guaranteed by U.S. government agencies or instrumentalities include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

Disciplined Allocation Fund can also invest a substantial portion of its assets in mortgage-backed securities issued by private issuers, which do not offer the credit backing of U.S. government securities. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers. Private issuer mortgage-backed securities are subject to the credit risks of the issuers (as well as the interest rate risks and prepayment risks of CMOs), although in some cases they may be supported by insurance or guarantees.

o Prepayment Risk. Mortgage-related securities are subject to the risks of unanticipated prepayment. The risk is that when interest rates fall, borrowers under the mortgages that underlie these securities will prepay their mortgages more quickly than expected, causing the issuer of the security to prepay the principal prior to the security's expected maturity. The Funds may be required to reinvest the proceeds at a lower interest rate, reducing their income. Mortgage-related securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall and have greater potential for loss when prevailing interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. If one of the Funds buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment represented by the premium.

If interest rates rise rapidly, prepayments of mortgages may occur at a slower rate than expected, and the expected maturity of long-term or medium-term mortgage-related securities could lengthen as a result. That could cause their values to fluctuate more, and the prices of the Funds' shares, to fall.

Money Market Instruments and Short-Term Debt Securities. Under normal market conditions, Disciplined Allocation Fund can invest up to 40% of its assets in a variety of short-term debt obligations having a maturity of one year or less. These include:
o Money market instruments. Generally, these are debt obligations having ratings in the top two rating categories of national rating organizations (or equivalent ratings assigned by the Manager). Examples include commercial paper of domestic issuers or foreign companies.
o     Short-term debt obligations of the U.S. government or corporations.
o Obligations of domestic or foreign banks or savings and loan associations, such as certificates of deposit and bankers' acceptances.

Under normal market conditions this strategy would be used primarily for cash management or liquidity purposes. The yields on shorter-term debt obligations tend to be less than on longer-term debt. Therefore, to the extent that Disciplined Allocation Fund uses this strategy, it might help preserve principal but might reduce opportunities to seek growth of capital as part of its objective of total return.

When market or economic conditions are unstable or adverse, both funds can invest up to 100% of their assets in defensive securities. Generally, they would be short-term U.S. government securities, high-grade commercial paper, bank obligations or repurchase agreements. To the extent the Funds invest defensively in these securities, they might not achieve their respective investment objectives.

o Variable Amount Master Demand Notes. Disciplined Allocation Fund can purchase master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by varying rates of interest under direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. Disciplined Allocation Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

Disciplined Allocation Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by Disciplined Allocation Fund in illiquid securities, described below. Currently, Disciplined Allocation Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets.


Other Investment Strategies

To seek their objectives, the Funds can also use the investment techniques and strategies described below. The Funds might not always use all of them. These techniques have certain risks although some are designed to help reduce overall investment or market risks.

Zero-Coupon and "Stripped" Securities. Some of the government and corporate debt securities the Funds buy are zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. "Stripped" securities are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. The Funds may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. Interest-only securities are particularly sensitive to changes in interest rates. Principal-only securities are also sensitive to changes in interest rates.

The values of interest-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Funds to dispose of their holdings at an acceptable price. Disciplined Allocation Fund can invest up to 50% of its total assets in zero-coupon securities issued by either the U.S. government or U.S. companies.

Foreign Securities. Both funds can buy equity or debt securities of companies and debt securities of governments in any country, developed or underdeveloped. As a fundamental policy, Disciplined Allocation Fund cannot invest more than 10% of its total assets in foreign securities. As an exception to that restriction it can invest up to 25% of its total assets in foreign equity or debt securities that are: o issued, assumed or guaranteed by foreign governments or their political subdivisions or instrumentalities,
o assumed or guaranteed by domestic issuers (including Eurodollar securities), or
o issued, assumed or guaranteed by foreign issuers that have a class of securities listed for trading on The New York Stock Exchange.

While there is no limit on the amount of Total Return Fund's assets that may be invested in foreign securities, the Manager does not currently invest a substantial amount of the Fund's assets in foreign securities.

While foreign securities offer special investment opportunities, there are also special risks, including foreign taxation, risks of delays in settlements of securities transactions, exchange control regulations and the effects of a change in value of a foreign currency against the U.S. dollar, which will result in a change in the U.S. dollar value of securities denominated in that foreign currency.

Derivatives. Both funds can also invest in derivative investments paying interest that depends on the change in value of an underlying asset, interest rate or index. Examples are hedging instruments, options, futures, mortgage-related securities, asset-backed securities, "stripped" securities and interest rate swaps.

Disciplined Allocation Fund may invest in a variety of derivative investments to seek income for liquidity needs or for hedging purposes. Total Return fund can invest in a variety of derivative investments for income, capital appreciation or hedging purposes.

Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the Funds can lose money on the investment. The underlying security or investment on which a derivative is based, and the derivative itself, may not perform the way the Manager expected it to. As a result of these risks, the Funds could realize less principal or income from their derivative investments than expected or their hedging strategies might be unsuccessful. As a result, the Funds' share prices could fall. In addition, certain derivative investments held by the Funds might be illiquid. Using derivatives can cause the Funds to lose money and increase the volatility of their share prices.

o "Structured" Notes. Both funds can buy "structured" notes, which are specially-designed derivative debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be "structured" by the purchaser (one of the Funds) and the borrower issuing the note.

The principal and/or interest payments depend on the performance of one or more other securities or indices, and the values of these notes will therefore fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks and therefore the Funds could receive more or less than they originally invested when the notes mature, or they might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. There values may be very volatile and they may have a limited trading market, making it difficult for the Funds to sell this type of investment at an acceptable price.

o "Inverse Floaters." Certain types of variable rate bonds known as "inverse floaters" pay interest at rates that vary as the yields generally available on short-term tax-exempt bonds change. However, the yields on inverse floaters move in the opposite direction of yields on short-term bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile. Inverse floaters are a type of "derivative security" that Disciplined Allocation Fund can purchase. Some have a "cap," so that if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," Disciplined Allocation Fund will have paid an additional amount for a feature that proves worthless. Disciplined Allocation Fund will not invest more than 5% of its total assets in inverse floaters.

Hedging. Both funds can buy and sell certain kinds of futures contracts, put and call options, swaps, forward contracts and options on futures and broadly-based securities indices. These are all referred to as "hedging instruments." Neither fund is required to use hedging instruments to achieve their respective objectives. Nor does either fund currently use hedging extensively or for speculative purposes. Both funds have limits on their use of hedging instruments and are not required to use them in seeking their objective.

As a fundamental policy, Disciplined Allocation Fund cannot purchase or sell puts or calls, except that it can sell covered call options. Up to 20% of Disciplined Allocation Fund's total assets can be subject to covered call options sold by the Fund. Up to 25% of Total Return Fund's total assets can be subject to covered call options sold by the Fund.

Hedging involves risk. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce the Funds' respective returns. The Funds could also experience losses if the prices of their futures and options positions were not correlated with their other investments or if they cannot close out a position because of an illiquid market for the future or option.

Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) as well as interest rate risks. The Funds could be obligated to pay more under their swap agreements than they receive under them, as a result of interest rate changes. Disciplined Allocation Fund may not enter into swaps with respect to more than 25% of its total assets. Although Total Return Fund does not have a similar limitation, both funds can enter into swaps only on securities that they own.

When-Issued and Delayed-Delivery Transactions. Both funds may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. Between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Funds if the value of the security declines prior to the settlement date.

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. As a fundamental policy, Disciplined Allocation Fund will not invest more than 10% of its total assets in illiquid or restricted securities. As a non-fundamental policy, Disciplined Allocation Fund currently applies that limitation to 10% of its net assets. Total Return Fund will not invest more than 10% of its net assets in illiquid or restricted securities (the Board can increase that amount to 15%).

Both funds can acquire restricted securities through private placements. A restricted security is one that has a contractual restriction on its resale or that cannot be sold publicly until it is registered under the Securities Act of 1933. Total Return Fund cannot buy securities that have a restriction on resale. Certain restricted securities that are eligible for resale to qualified institutional buyers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Asset-Backed Securities. Disciplined Allocation Fund can buy asset-backed securities, which are fractional interests in pools of loans collateralized by the loans or other assets or receivables. They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.


Loans of Portfolio Securities. Both funds can lend their portfolio securities to brokers, dealers and other financial institutions. They might do so to raise cash for liquidity purposes. As a fundamental policy, these loans are limited to not more than 331/3% of the value of Disciplined Allocation Fund's total assets. These loans are limited to not more than 10% of the value of Total Return Fund's net assets.

Neither fund presently intends to engage in loans of securities that will exceed 5% of the value of that fund's total assets. There are risks in connection with securities lending. The Funds might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities.


Municipal Securities. Disciplined Allocation Fund can buy municipal bonds and notes, tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations. These debt obligations are issued by the governments of states, as well as their political subdivisions (such as cities, towns and counties), or by the District of Columbia and their agencies and authorities. Disciplined Allocation Fund can also buy securities issued by any commonwealths, territories or possessions of the United States, or their respective agencies, instrumentalities or authorities. The Fund would invest in municipal securities because of the income and portfolio diversification they offer rather than for the tax-exempt nature of the income they pay. The Fund can buy both long-term and short-term municipal securities. Long-term securities have a maturity of more than one year.

Floating Rate and Variable Rate Obligations. Some securities Disciplined Allocation Fund can purchase have variable or floating interest rates. Variable rates are adjusted at stated periodic intervals. Variable rate obligations can have a demand feature that requires the Fund to tender the obligation to the issuer or a third party prior to its maturity.

The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.

Participation Interests. Both funds may invest in participation interests, subject to each fund's limitation on investments in illiquid investments. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan. No more than 5% of each fund's net assets can be invested in participation interests of the same borrower.

Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. If a borrower fails to pay scheduled interest or principal payments, the Funds could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of the Funds' shares. If the issuing financial institution fails to perform its obligations under the participation agreement, the Funds might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. Forward Rolls. Disciplined Allocation Fund can enter into "forward roll" transactions with respect to mortgage-related securities, which are limited to 10% of its total assets. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

Disciplined Allocation Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

These transactions have risks. During the period between the sale and the repurchase, Disciplined Allocation Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities Disciplined Allocation Fund sells may decline below the price at which it is obligated to repurchase securities.

Repurchase Agreements. Both funds can acquire securities subject to repurchase agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect.

Repurchase agreements having a maturity beyond seven days are limited to 10% of each fund's net assets. That limitation is a fundamental policy for Disciplined Allocation Fund. There is no limit on the amount of either fund's net assets that may be subject to repurchase agreements of seven days or less. The Funds may enter into repurchase agreements for liquidity purposes to meet anticipated redemptions of fund shares, or pending the investment of the proceeds from sales of fund shares, or pending the settlement of portfolio securities transactions

Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for further delivery at a fixed price. The Funds use them to "lock in" the U.S. dollar prices of a securities denominated in a foreign currency that they have bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Funds limit their exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency.

Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. The date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into.


Borrowing. As a fundamental policy, Disciplined Allocation Fund can borrow up to 10% of the value of its total assets. It can borrow only from banks as a temporary measure for extraordinary or emergency purposes. Total Return Fund cannot borrow except for temporary emergency purposes or under other unusual circumstances.

Portfolio Turnover. Both funds may engage in short-term trading to try to achieve their objective. Portfolio turnover affects brokerage costs the Funds pay, and the Funds' performance. If the Funds realize capital gains when they sell their portfolio investments, they must generally pay those gains out to shareholders, increasing their taxable distributions.

Investment Restrictions

As a non-fundamental policy, Total Return Fund cannot invest in securities of any corporation which has a record of operations of less than three years, including operations of any predecessors.

Both Disciplined Allocation Fund and Total Return Fund have certain additional investment restrictions that are fundamental policies, changeable only by shareholder approval. In general, the Funds' investment restrictions are similar and are discussed below.

o Diversification. Neither fund can buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. For Total Return Fund this limitation only applies to 75% of its total assets. Disciplined Allocation Fund also cannot purchase or invest more than 15% of its total assets in the obligations of any one bank.

o Concentration. Neither fund can concentrate investments. That means they cannot purchase securities of companies in any one industry if 25% or more of their total assets would consist of securities of companies in that industry.

o Loans. Neither fund can lend money except that both funds can make loans of portfolio securities as described above, enter in repurchase agreements or when-issued or delayed-delivery transactions (or similar transactions).

o Pledging Assets. Neither fund can pledge, mortgage or otherwise encumber, transfer or assign any of its assets to secure a debt, except that Disciplined Allocation Fund may pledge up to 10% of its assets as security for its permitted borrowing authority. Collateral arrangements for premium and margin payments in connection with hedging instruments are not deemed to be a pledge of assets.

o Margin and Short Sales. Neither fund can purchase securities on margin or make short sales of securities or maintain a short position. However, both funds can make margin deposits in connection with any of their investments and Disciplined Allocation Fund can obtain such short- term credits as may be necessary for the clearance of purchases and sales of portfolio securities.

o Investment for Control. Neither fund can invest in companies for the purpose of acquiring control or management of those companies.

o Underwriting. Neither fund can underwrite securities of other companies. A permitted exception is in case the Funds are deemed to be underwriters under the Securities Act of 1933 when reselling any securities held in their own portfolios.

o Senior Securities. Neither fund can issue "senior securities," but this restriction does not prohibit certain investment activities for which assets of the Funds are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

o Total Return Fund cannot invest in or hold securities of any issuer if officers and directors or trustees of the Fund or the Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

o Total Return Fund cannot invest in real estate or in interests in real estate. However, the Fund can purchase securities of issuers holding real estate or interests in real estate

o Total Return Fund cannot invest in physical commodities or physical commodity contracts or buy securities for speculative short-term purposes. However, the Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It can also buy and sell options, futures, securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.

o Total Return Fund cannot accept the purchase price for any of its shares without immediately issuing an appropriate number of shares.

o Disciplined Allocation Fund cannot purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, commodity contracts or real estate. However, the Fund can purchase securities of issuers that invest or deal an any of the above interests and can invest for hedging purposes in futures contracts on securities, financial instruments and indices, and foreign currency, as are approved for trading on a registered exchange.

o Disciplined Allocation Fund cannot purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. It can also purchase in the open market securities of closed-end investment companies if no underwriter or dealer's commission or profit, other than the customary broker's commission is involved and only if immediately thereafter not more than 10% of the Fund's total assets, taken at market value, would be invested in such securities.

o Disciplined Allocation Fund cannot allow its current obligations under reverse repurchase agreements, together with borrowings, to exceed 1/3 of the value of its total assets (less all its liabilities other than the obligations under borrowings and such agreements).

o  Disciplined   Allocation  Fund  cannot  purchase  or  sell  puts,   calls  or
   combinations thereof, except that it can write covered call options.

Description of Brokerage Practices

The brokerage practices of the Funds are the same. Brokerage for the Funds is allocated subject to the provisions of the Funds' investment advisory agreements and internal procedures and rules. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Funds' portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Funds may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Funds ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

Most purchases of debt securities made by both funds are principal transactions at net prices. The Funds usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Funds do not incur substantial brokerage costs on transactions in debt securities.

Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. The Funds seek to obtain prompt execution of orders at the most favorable net prices. In an option transaction, the Funds ordinarily use the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.

Other funds advised by the Manager have investment objectives and policies similar to those of the Funds. Those other funds may purchase or sell the same securities as the Funds at the same time as the Funds, which could affect the supply and price of the securities. If two or more of funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

The investment advisory agreements permit the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Funds and one or more of the Manager's other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

The Boards for both funds have permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Boards have also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Boards of the Funds about the commissions paid to brokers furnishing research services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

Please refer to the Total Return Fund and the Disciplined Allocation Fund Statements of Additional Information for further information on each fund's brokerage practices.

Expense Ratios and Performance

The ratio of expenses to average annual net assets for Class A, Class B and Class C shares of Disciplined Allocation Fund for (i) the fiscal year ended October 31, 1999 were 1.04%, 1.80% and 1.80%, respectively. The ratio of expenses to average annual net assets for Class A, Class B and Class C shares of Total Return Fund for (i) the fiscal year ended December 31, 1999 were 0.87%, 1.67%, 1.68% and 0.67%, respectively. Additional expense information is set forth in "Comparative Fee Tables" above and in Disciplined Allocation Fund and Total Return Funds' Annual Reports, dated as of October 31, 1999 and December 31, 1999, respectively. The performance of the Funds for the 1-, 3-, 5- and 10-year periods, as applicable, December 31, 1999 is set forth in Exhibit B.

Set forth in Total Return Fund's prospectus accompanying this Proxy Statement and Prospectus and incorporated by reference herein, under "The Fund's Past Performance," is the following past performance information: (i) a bar chart detailing annual total returns of Class A shares of the Fund as of December 31 for the last ten calendar years, and (ii) a table detailing how the average annual total returns of the Fund's Class A, Class B, Class C and Class Y shares compare to those of the S & P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market. Additional information with respect to Total Return Fund's performance during the past fiscal year, including a discussion of factors that materially affected its performance and relevant market conditions, is set forth in Total Return Fund's Annual Report dated as of December 31, 1999 that is included in the Statement of Additional Information and incorporated herein by reference.


Shareholder Services

The policies of Disciplined Allocation Fund and Total Return Fund with respect to minimum initial investments and subsequent investments by its shareholders are the same. Both Disciplined Allocation Fund and Total Return Fund offer the following privileges: (i) Rights of Accumulation, (ii) Letter of Intent, (iii) reinvestment of dividends and distributions at net asset value, (iv) net asset value purchases by certain individuals and entities, (v) Asset Builder (automatic investment) Plans, (vi) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the Fund valued at $5,000 or more, (vii) AccountLink and PhoneLink arrangements, (viii) exchanges of shares for shares of the same class of certain other funds at net asset value, (ix) telephone redemption and exchange privileges, and (x) redemptions via federal wire.
 .

Shareholders may purchase shares through OppenheimerFunds AccountLink, which links a shareholder account to an account at a bank or financial institution and enables shareholders to send money electronically between those accounts to perform a number of types of account transactions. This includes the purchase of shares through the automated telephone system (PhoneLink) and through the Internet. Exchanges can also be made by telephone, or automatically through PhoneLink or through the OppenheimerFunds Internet website. After AccountLink privileges have been established with a bank account, shares may be purchased by telephone in an amount up to $100,000. Shares of either fund may be exchanged for shares of certain OppenheimerFunds at net asset value per share; however, shares of a particular class may be exchanged only for shares of the same class of other Oppenheimer funds. Shareholders of the Funds may redeem their shares by written request, by telephone request or on the OppenheimerFunds Internet website in an amount up to $100,000 in any seven-day period. Shareholders may arrange to have share redemption proceeds wired to a pre-designated account at a U.S. bank or other financial institution that is an ACH member, through AccountLink. There is no dollar limit on Internet or telephone redemption proceeds sent to a bank account when AccountLink has been established. Shareholders may also redeem shares automatically by telephone by using PhoneLink. Shareholders of the Funds may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank which is a member of the Federal Reserve wire system. Shareholders of the Funds have up to six months to reinvest redemption proceeds of their Class A shares which they purchase subject to a sales charge or their Class B shares on which they paid a contingent deferred sales charge, in Class A shares of the Funds or other Oppenheimer funds without paying a sales charge. Total Return Fund may redeem accounts valued at less than $500 if the account has fallen below such stated amount for reasons other than market value fluctuations and Disciplined Allocation Fund may redeem accounts with less than 100 shares. Both funds offer Automatic Withdrawal and Automatic Exchange Plans under certain conditions.

Rights of Shareholders

The shares of each fund, including shares of each class, entitle the holder to one vote per share on the election of Directors, and on all other matters submitted to shareholders of the Fund. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholder meetings. Shareholders of Total Return Fund vote together, and shareholders of Disciplined Allocation Fund vote together with the shareholders of other series of Oppenheimer Series Fund, Inc. in the aggregate, on certain matters at shareholder meetings, such as the election of Directors and ratification of appointment of auditors. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which are not affected by that matter are not entitled to vote on the proposal. For example, only shareholders of a series, such as Disciplined Allocation Fund, vote exclusively on any material amendment to the investment advisory agreement with respect to the series. Only shareholders of a class of shares vote on certain amendments to the Distribution and Service Plans and Agreements if the amendments affect only that class. Both Boards of Directors of the Oppenheimer Series Fund, Inc. and Total Return Fund, Inc. are authorized to create new series and classes of series. Both Boards may reclassify unissued shares of the Funds into additional series or classes of shares. Both Boards may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in each fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

Class A, Class B and Class C shares of Disciplined Allocation Fund and the Class A, Class B and Class C shares of Total Return Fund that Disciplined Allocation Fund shareholders will receive in the Reorganization participate equally in the Funds' dividends and distributions and in the Funds' net assets upon liquidation, after taking into account the different expenses paid by each class. Distributions and dividends for each class will be different, and Class B and Class C dividends and distributions will be lower than those of Class A.

It is not contemplated that Oppenheimer Series Fund, Inc. or Total Return Fund, Inc. will hold regular annual meetings of shareholders. Under Maryland law and the Investment Company Act, shareholders of Disciplined Allocation Fund do not have rights of appraisal as a result of the transactions contemplated by the Reorganization Agreement. However, they have the right at any time prior to the consummation of such transaction to redeem their shares at net asset value, less any applicable contingent deferred sales charge. Shareholders of both of the Funds have the right, under certain circumstances, to remove a Director, as the case may be, and will be assisted in communicating with other shareholders for such purpose.

Disciplined Allocation Fund is a series of Oppenheimer Series Fund, Inc. which is organized as a Maryland corporation as is Total Return Fund. As a general matter, shareholders of a corporation will not be liable to the corporation or its creditors with respect to their interests in the corporation as long as their shares have been paid for and the requisite corporate formalities have been observed, both in the organization of the corporation and in the conduct of its business.

Organization and History

Disciplined Allocation Fund is a series of Oppenheimer Series Fund, Inc. which was organized in 1981 as a Maryland corporation and was called Connecticut Mutual Investment Accounts, Inc. until March 18, 1996, when the Manager became the Fund's investment advisor. Disciplined Allocation Fund is a diversified, open-end mutual fund which, until March 18, 1996, was called Connecticut Mutual Total Return Account.

Total Return Fund, Inc. is also a diversified, open-end mutual fund that was organized in 1944 and has been a Maryland corporation since 1979.

The Manager acts as investment advisor to both funds and the portfolio managers for the Funds are employed by the Manager. The Directors and officers of the Funds oversee the Manager and the portfolio managers.


Management and Distribution Arrangements

The Manager, located at Two World Trade Center, New York, New York 10048-0203, acts as the investment advisor to both Disciplined Allocation Fund and Total Return Fund. The terms and conditions of the investment advisory agreement for each fund are substantially similar, except for the management fee rate. The monthly management fee payable to the Manager by each fund is set forth under "Synopsis - Investment Advisory and Distribution and Service Plan Fees." The 12b-1 Distribution and Service Plan fees paid by the Funds with respect to Class A, Class B and Class C shares are also set forth above under "Synopsis - Investment Advisory and Distribution and Service Plan Fees."

Pursuant to each investment advisory agreement, the Manager acts as the investment advisor for the Funds and supervises the investment program of the Funds. The investment advisory agreements state that the Manager will provide administrative services for the Funds, including completion and maintenance of records, preparation and filing of reports required by the SEC, reports to shareholders, and composition of proxy statements and registration statements required by Federal and state securities laws. Further, the Manager has agreed to furnish the Funds with office space, facilities and equipment and arrange for its employees to serve as officers for the Funds. The administrative services to be provided by the Manager under the investment advisory agreement will be at its own expense.

Expenses not expressly assumed by the Manager under each fund's advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the Funds. The investment advisory agreements list examples of expenses paid by the Funds, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Directors, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.

The management fee paid by Disciplined Allocation Fund for the fiscal year ended October 31, 1999 was $ 1,994,511. The management fee paid by Total Return Fund for the fiscal year ended December 31, 1999 was $21,073,662.

Both investment advisory agreements state that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Funds sustain for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. The agreements permit the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Funds, the Manager may withdraw the right of the Funds to use the name "Oppenheimer" as part of their names.

The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has been an investment advisor since January 1960. The Manager (including subsidiaries and an affiliate) managed more than $120 billion in assets as of March 31, 2000, including other Oppenheimer funds with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203. OppenheimerFunds Services, a division of the Manager, acts as transfer and shareholder servicing agent on an at-cost basis for both Disciplined Allocation Fund and Total Return Fund and for certain other open-end funds managed by the Manager and its affiliates.

The Distributor, under a General Distributor's Agreement with each of the Funds, acts as the principal underwriter in the continuous public offering of shares of both funds but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing Prospectuses, other than those furnished to existing shareholders, are borne by the Distributor. For the fiscal year ended October 31, 1999, sales charges on sales of Class A shares totaled $400,298 for Disciplined Allocation Fund of which $295,333 was retained by the Distributor or an affiliated broker. For the fiscal year ended December 31, 1999 sales charges on sales of Class A shares totaled $3,586,666, for Total Return Fund of which $1,235,653 was retained by the Distributor or an affiliated broker. For the fiscal year ended October 31, 1999, sales charges advanced to dealers by the Distributor on sales of Disciplined Allocation Fund's Class A, Class B and Class C shares totaled $46,607, $250,032, and $25,954 respectively. For the fiscal year ended December 31, 1999, sales charges advanced to dealers by the Distributor on sales of Total Return Fund's Class A, Class B and Class C shares totaled $101,858, $4,474,217 and $223,694. For additional information about distribution of the Funds' shares and the payments made by the Funds to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," in the Total Return Fund and the Disciplined Allocation Fund Statements of Additional Information.

Purchase of Additional Shares

Class A shares of both funds generally may be purchased with an initial sales charge of 5.75% for purchases of less than $25,000. The sales charge of 5.75% is reduced for purchases of Class A shares of $25,000 or more. For purchases of $1 million or more there is generally no initial sales charge; however, if those shares are redeemed within 18 calendar months of the end of the calendar month of their purchase, a contingent sales charge may be deducted from the redemption proceeds. Class B shares of the Funds are sold at net asset value without an initial sales charge. If Class B shares are redeemed within six years of the end of the calendar month of their purchase, a contingent deferred sales charge may be deducted of up to 5%, depending upon how long such shares had been held. Class C shares may be purchased without an initial sales charge, but if sold within 12 months of buying them, a contingent deferred sales charge of 1% may be deducted.

The initial sales charge and contingent deferred sales charge on Class A, Class B and Class C shares of Total Return Fund will only affect shareholders of Disciplined Allocation Fund to the extent that they desire to make additional purchases of shares of Total Return Fund in addition to the shares which they will receive as a result of the Reorganization. Class A, Class B and Class C shares to be issued under the Reorganization Agreement will be issued by Total Return Fund at net asset value. Future dividends and capital gain distributions of Total Return Fund, if any, may be reinvested without sales charge. The contingent deferred sales charge for each class of shares for both funds is the same. If Class A, Class B and Class C shares of Disciplined Allocation Fund are currently subject to a contingent deferred sales charge, the Total Return Fund shares issued in the Reorganization will continue to be subject to the same contingent deferred sales charge. Any Disciplined Allocation Fund shareholder who is entitled to a reduced sales charge on additional purchases by reason of a Letter of Intent or Right of Accumulation based upon holdings of shares of Disciplined Allocation Fund will continue to be entitled to a reduced sales charge on any future purchase of shares of Total Return Fund.

Dividends and Distributions

Both funds intend to declare dividends separately for each class of shares from net investment income on a quarterly basis. The Funds intend to pay dividends to shareholders in March, June, September and December on a date selected by the Boards of Directors.

Disciplined Allocation Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions. Total Return Fund attempts to pay dividends on Class A shares at a constant level. However, there is no assurance that it will be able to do so. The Board of Directors may change the targeted dividend rate at any time without notice to shareholders. Dividends and other distributions paid on Class A and Class Y shares of Total Return Fund will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A and Class Y. Total Return Fund cannot guarantee that it will pay any dividends or other distributions.

Both funds may realize capital gains on the sale of portfolio securities. If they do, they may make distributions out of any net short-term or long-term capital gains in December of each year. The Funds may make supplemental distributions of dividends and capital gains following the end of their fiscal year. There can be no assurance that either Fund will pay any capital gains distributions in a particular year.

METHOD OF CARRYING OUT THE REORGANIZATION

The consummation of the transactions contemplated by the Reorganization Agreement is contingent upon the approval of the Reorganization by the shareholders of Disciplined Allocation Fund and the receipt of the opinions and certificates set forth in Sections 10 and 11 of the Reorganization Agreement and the occurrence of the events described in those Sections. Under the
Reorganization Agreement, all the assets of Disciplined Allocation Fund, excluding the Cash Reserve, will be delivered to Total Return Fund in exchange for Class A, Class B and Class C shares of Total Return Fund. The Cash Reserve to be retained by Disciplined Allocation Fund will be sufficient in the discretion of the Board for the payment of Disciplined Allocation Fund's liabilities, and Disciplined Allocation Fund's expenses of liquidation.

Assuming the shareholders of Disciplined Allocation Fund approve the Reorganization, the actual exchange of assets is expected to take place on August 18, 2000, or as soon thereafter as is practicable (the "Closing Date") on the basis of net asset values as of the close of business on the business day preceding the Closing Date (the "Valuation Date"). Under the Reorganization Agreement, all redemptions of shares of Disciplined Allocation Fund shall be permanently suspended at the close of business on the Valuation Date; only redemptions received in proper form on or prior to the close of business on that date shall be fulfilled by it; redemption requests received by Disciplined Allocation Fund after that date will be treated as request for redemptions of Class A, Class B and Class C shares of Total Return Fund to be distributed to the shareholders requesting redemption. The exchange of assets for shares will be done on the basis of the per share net asset value of the Class A, Class B and Class C shares of Total Return Fund, and the value of the assets of Disciplined Allocation Fund to be transferred as of the close of business on the Valuation Date, valued in the manner used by Total Return Fund in the valuation of assets. Total Return Fund is not assuming any of the liabilities of Disciplined Allocation Fund, except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The net asset value of the shares transferred by Total Return Fund to Disciplined Allocation Fund will be the same as the value of the assets received by Total Return Fund. For example, if, on the Valuation Date, Disciplined Allocation Fund were to have securities with a market value of $95,000 and cash in the amount of $10,000 (of which $5,000 was to be retained by it as the Cash Reserve), the value of the assets which would be transferred to Total Return Fund would be $100,000. If the net asset value per share of Total Return Fund were $10 per share at the close of business on the Valuation Date, the number of shares to be issued would be 10,000 ($100,000 / $10). These 10,000 shares of Total Return Fund would be distributed to the former shareholders of Disciplined Allocation Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

In conjunction with the Closing Date, Disciplined Allocation Fund will distribute on a pro rata basis to its shareholders of record on the Valuation Date the Class A, Class B and Class C shares of Total Return Fund received by Disciplined Allocation Fund at the closing, in liquidation of the outstanding shares of Disciplined Allocation Fund, and the outstanding shares of Disciplined Allocation Fund will be canceled. To assist Disciplined Allocation Fund in this distribution, Total Return Fund will, in accordance with a shareholder list supplied by Disciplined Allocation Fund, cause its transfer agent to credit and confirm an appropriate number of shares of Total Return Fund to each shareholder of Disciplined Allocation Fund. Certificates for Class A shares of Total Return Fund will be issued upon written request of a former shareholder of Disciplined Allocation Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of Total Return Fund and only of shares represented by certificates are delivered for cancellation. Former Class A shareholders of Disciplined Allocation Fund who wish certificates representing their shares of Total Return Fund must, after receipt of their confirmations, make a written request to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217. Shareholders of Disciplined Allocation Fund holding certificates representing their shares will not be required to surrender their certificates to anyone in connection with the Reorganization. After the Reorganization, however, it will be necessary for such shareholders to surrender such certificates in order to redeem, transfer, pledge or exchange any shares of Total Return Fund.

Under the Reorganization Agreement, within one year after the Closing Date, Disciplined Allocation Fund shall: (a) either pay or make provision for all of its debts and taxes; and (b) either (i) transfer any remaining amount of the Cash Reserve to Total Return Fund, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Disciplined Allocation Fund who were such on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of Disciplined Allocation Fund shares outstanding on the Valuation Date. Within one year after the Closing Date, Disciplined Allocation Fund will complete its liquidation.

Under the Reorganization Agreement, either Disciplined Allocation Fund or Total Return Fund may abandon and terminate the Reorganization Agreement without liability if the other party breaches any material provision of the Reorganization Agreement or, if prior to the closing, any legal, administrative or other proceeding shall be instituted or threatened (i) seeking to restrain or otherwise prohibit the transactions contemplated by the Reorganization Agreement and/or (ii) asserting a material liability of either party, which proceeding or liability has not been terminated or the threat thereto removed prior to the Closing Date.

In the event that the Reorganization is not consummated for any reason, the Board will consider and may submit to the shareholders of Disciplined Allocation Fund other alternatives.


                             ADDITIONAL INFORMATION

Financial Information

The Reorganization will be accounted for by the surviving fund in its financial statements similar to a pooling without restatement. Further financial information as to Disciplined Allocation Fund is contained in its current Prospectus, which is available without charge from OppenheimerFunds Services, the Transfer Agent, P.O. Box 5270, Denver, Colorado 80217, in its Annual Report as of October 31, 1999, and in its Semi-Annual Report as of April 30, 2000, all of which are included in the Additional Statement. Financial Information for Total Return Fund is contained in its current Prospectus accompanying this Proxy Statement and Prospectus and in its Annual Report as of December 31, 1999 which is included in the Additional Statement.

Public Information

Additional information about Disciplined Allocation Fund and Total Return Fund is available, as applicable, in the following documents: (i) Total Return Fund's Prospectus dated April 28, 2000 accompanying this Proxy Statement and Prospectus and incorporated herein by reference; (ii) Disciplined Allocation Fund's
Prospectus dated February 28, 2000, which may be obtained without charge by writing to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217;
(iii) Total Return Fund's Annual Report as of December 31, 1999, which may be obtained without charge by writing to OppenheimerFunds Services at the address indicated above; and (iv) Disciplined Allocation Fund's Annual Report as of October 31, 1999, which may be obtained without charge by writing to OppenheimerFunds Services at the address indicated above. The documents set forth in (ii), (iii) and (iv) above are included in the Additional Statement and the Additional Statement is incorporated herein by reference. All of the foregoing documents may be obtained by calling the toll-free number on the cover of this Proxy Statement and Prospectus.

Additional information about the following matters is contained in the Additional Statement which includes the Total Return Fund Statement of Additional Information, Disciplined Allocation Fund's Prospectus and the
Disciplined Allocation Fund Statement of Additional Information: the organization and operation of Total Return Fund and Disciplined Allocation Fund; more information on investment policies, practices and risks; information about the Funds' respective Boards, officers and portfolio managers and their responsibilities; a further description of the services provided by the Funds' investment adviser, distributor, and transfer and shareholder servicing agent; dividend policies; tax matters; an explanation of the method of determining the offering price of the shares and/or contingent deferred sales charges, as applicable of shares of Total Return Fund and Disciplined Allocation Fund; purchase, redemption and exchange programs; the different expenses paid by each class of shares; and distribution arrangements.

Disciplined Allocation Fund and Total Return Fund, are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports and other information about Disciplined Allocation Fund and Total Return Fund which are of public record .You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) or the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                 OTHER BUSINESS

Management of Disciplined Allocation Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.


By Order of the Board of Directors


Andrew J. Donohue, Secretary

July 3, 2000                                                                 205

                                      A-11
                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of June 1, 2000 by and between Oppenheimer Series Fund, Inc. on behalf of its series, Oppenheimer Disciplined Allocation Fund, Inc. ("Disciplined Allocation Fund"), a Maryland Corporation and Oppenheimer Total Return Fund, Inc. ("Total Return Fund"), also a Maryland Corporation.

                                  W I T N E S S E T H:

WHEREAS, the parties are each open-end investment companies of the management type; and

WHEREAS, the parties hereto desire to provide for the reorganization pursuant to
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of Disciplined Allocation Fund through the acquisition by Total Return Fund of substantially all of the assets of Disciplined Allocation Fund in exchange for the voting shares of beneficial interest ("shares") of Class A, Class B and Class C shares of Total Return Fund and the assumption by Total Return Fund of certain liabilities of Disciplined Allocation Fund, which Class A, Class B and Class C shares of Total Return Fund are to be distributed by Disciplined Allocation Fund pro rata to its shareholders in complete liquidation of Disciplined Allocation Fund and complete cancellation of its shares;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

      1. The parties hereto hereby adopt this Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Total Return Fund of substantially all of the assets of Disciplined Allocation Fund in exchange for Class A, Class B and Class C shares of Total Return Fund and the assumption by Total Return Fund of certain liabilities of Disciplined Allocation Fund, followed by the distribution of such Class A, Class B and Class C shares of Total Return Fund to the Class A and Class B shareholders of Disciplined Allocation Fund in exchange for their Class A, Class B and Class C shares of Disciplined Allocation Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

      The share transfer books of Disciplined Allocation Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Disciplined Allocation Fund; redemption request received by Disciplined Allocation Fund after that date shall be treated as requests for the redemption of the shares of Total Return Fund to be distributed to the shareholder in question as provided in Section 5 hereof.


      2. On the Closing Date (as hereinafter defined), all of the assets of Disciplined Allocation Fund on that date, excluding a cash reserve (the "Cash Reserve") to be retained by Disciplined Allocation Fund sufficient in its discretion for the payment of the expenses of Disciplined Allocation Fund's dissolution and its liabilities, but not in excess of the amount contemplated by
Section 10E, shall be delivered as provided in Section 8 to Total Return Fund, in exchange for and against delivery to Disciplined Allocation Fund on the Closing Date of a number of Class A, Class B and Class C shares of Total Return Fund, having an aggregate net asset value equal to the value of the assets of Disciplined Allocation Fund so transferred and delivered.

      3. The net asset value of Class A, Class B and Class C shares of Total Return Fund and the value of the assets of Disciplined Allocation Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A, Class B and Class C shares of Total Return Fund and the Class A, Class B and Class C shares of Disciplined Allocation Fund shall be done in the manner used by Total Return Fund and Disciplined Allocation Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Total Return Fund in such computation shall be applied to the valuation of the assets of Disciplined Allocation Fund to be transferred to Total Return Fund.

      Disciplined Allocation Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Disciplined Allocation Fund's shareholders all of Disciplined Allocation Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

      4. The closing (the "Closing") shall be at the offices of OppenheimerFunds, Inc. (the "Agent"), Two World Trade Center, 34th Floor, New York, New York 10048, at 4:00 P.M. New York time on August 18, 2000 or at such other time or place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date."

      In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

      5. In conjunction with the Closing, Disciplined Allocation Fund shall distribute on a pro rata basis to the shareholders of Disciplined Allocation Fund as of the Valuation Date Class A, Class B and Class C shares of Total Return Fund received by Disciplined Allocation Fund on the Closing Date in exchange for the assets of Disciplined Allocation Fund in complete liquidation of Disciplined Allocation Fund; for the purpose of the distribution by Disciplined Allocation Fund of Class A, Class B and Class C shares of Total Return Fund to Disciplined Allocation Fund's shareholders, Total Return Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A, Class B and Class C shares of Total Return Fund on the books of Total Return Fund to each Class A and Class B shareholder of Disciplined Allocation Fund in accordance with a list (the "Shareholder List") of Disciplined Allocation Fund shareholders received from Disciplined Allocation Fund; and (b) confirm an appropriate number of Class A, Class B and Class C shares of Total Return Fund to each Class A and Class B shareholder of Disciplined Allocation Fund; certificates for Class A, Class B and Class C shares of Total Return Fund will be issued upon written re of a former shareholder of Disciplined Allocation Fund but only for whole shares, with fractional shares credited to the name of the shareholder on the books of Total Return Fund.

      The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Disciplined Allocation Fund, indicating his or her share balance. Disciplined Allocation Fund agrees to supply the Shareholder List to Total Return Fund not later than the Closing Date. Shareholders of Disciplined Allocation Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of Total Return Fund which they received.

      6. Within one year after the Closing Date, Disciplined Allocation Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to Total Return Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Disciplined Allocation Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of Disciplined Allocation Fund outstanding on the Valuation Date.

      7. Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the Closing, Total Return Fund will be in compliance with all of its investment policies and restrictions. At the Closing, Disciplined Allocation Fund shall deliver to Total Return Fund two copies of a list setting forth the securities then owned by Disciplined Allocation Fund. Promptly after the Closing, Disciplined Allocation Fund shall provide Total Return Fund a list setting forth the respective federal income tax bases thereof.

      8. Portfolio securities or written evidence acceptable to Total Return Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Disciplined Allocation Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Disciplined Allocation Fund on the Closing Date to Total Return Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of Total Return Fund for the account of Total Return Fund. Class A, Class B and Class C shares of Total Return Fund representing the number of Class A, Class B and Class C shares of Total Return Fund being delivered against the assets of Disciplined Allocation Fund, registered in the name of Disciplined Allocation Fund, shall be transferred to Disciplined Allocation Fund on the Closing Date. Such shares shall thereupon be assigned by Disciplined Allocation Fund to its shareholders so that the shares of Total Return Fund may be distributed as provided in Section 5.

      If, at the Closing Date, Disciplined Allocation Fund is unable to make delivery under this Section 8 to Total Return Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Disciplined Allocation Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Disciplined Allocation Fund's custodian, then the delivery requirements of this
Section 8 with respect to said undelivered securities or cash will be waived and Disciplined Allocation Fund will deliver to Total Return Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Total Return Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Total Return Fund.

      9. Total Return Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Disciplined Allocation Fund, but Disciplined Allocation Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by Disciplined Allocation Fund. Disciplined Allocation Fund and Total Return Fund will bear the cost of their respective tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the Fund issuing the document. Any other out-of-pocket expenses of Total Return Fund and Disciplined Allocation Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Disciplined Allocation Fund and Total Return Fund, respectively, in the amounts so incurred by each.

     10. The obligations of Total Return Fund hereunder shall be subject to the following conditions:

            A. The Board of Directors of Disciplined  Allocation Fund shall have authorized the execution of the Agreement, and the shareholders of Disciplined Allocation Fund shall have approved the Agreement and the transactions contemplated hereby, and Disciplined Allocation Fund shall have furnished to Total Return Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Disciplined Allocation Fund; such shareholder approval shall have been by the affirmative vote required by the Maryland General Corporation Law at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

            B. Total Return Fund shall have received an opinion dated the Closing Date of counsel to Disciplined Allocation Fund, to the effect that (i) Disciplined Allocation Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with full corporate powers to carry on its business as then being conducted and to enter into and perform the Agreement (Maryland counsel may be relied upon for this opinion); and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on Disciplined Allocation Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Disciplined Allocation Fund.

            C. The representations and warranties of Disciplined Allocation Fund contained herein shall be true and correct at and as of the Closing Date, and Total Return Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer of Disciplined Allocation Fund, dated the Closing Date, to that effect.

            D. On the Closing Date, Disciplined Allocation Fund shall have furnished to Total Return Fund a certificate of the Treasurer or Assistant Treasurer of Disciplined Allocation Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Disciplined Allocation Fund as of the Closing Date.

            E. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Disciplined Allocation Fund at the close of business on the Valuation Date.

            F. A Registration Statement on Form N-14 filed by Total Return Fund under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than June 30, 2000.

            G. On the Closing  Date,  Total  Return  Fund shall have  received a letter of Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to Total Return Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Disciplined Allocation Fund arising out of litigation brought against Disciplined Allocation Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Disciplined Allocation Fund delivered to Total Return Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

     H. Total Return Fund shall have received an opinion, dated the Closing Date, of Deloitte & Touche LLP, to the same effect as the opinion contemplated by Section 11.E. of the Agreement.

            I. Total Return Fund shall have received at the Closing all of the assets of Disciplined Allocation Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

     11. The obligations of Disciplined Allocation Fund hereunder shall be subject to the following conditions:

            A. The Board of Directors of the Corporation shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and Total Return Fund shall have furnished to Disciplined Allocation Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of the Trust.

            B. Disciplined Allocation Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote required by the Maryland General Corporation Law and Disciplined Allocation Fund shall have furnished Total Return Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Disciplined Allocation Fund.

            C. Disciplined Allocation Fund shall have received an opinion dated the Closing Date of counsel to Total Return Fund, to the effect that (i) Total Return Fund is a corporation organized, validly existing and in good standing under the laws of the State of Maryland with full powers to carry on its business as then being  conducted  and to enter into and perform the  Agreement;
(ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Total Return Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Total Return Fund, and (iii) the shares of Total Return Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable.

            D. The representations and warranties of Total Return Fund contained herein shall be true and correct at and as of the Closing Date, and Disciplined Allocation Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer of the Corporation to that effect dated the Closing Date.

            E. Disciplined Allocation Fund shall have received an opinion of Deloitte & Touche LLP to the effect that the federal tax consequences of the transaction, if carried out in the manner outlined in the Agreement and in accordance with (i) Disciplined Allocation Fund's representation that there is no plan or intention by any Disciplined Allocation Fund shareholder who owns 5% or more of Disciplined Allocation Fund's outstanding shares, and, to Disciplined Allocation Fund's best knowledge, there is no plan or intention on the part of the remaining Disciplined Allocation Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Total Return Fund shares received in the transaction that would reduce Disciplined Allocation Fund shareholders' ownership of Total Return Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Disciplined Allocation Fund shares as of the same date, and (ii) the representation by each of Disciplined Allocation Fund and Total Return Fund that, as of the Closing Date, Disciplined Allocation Fund and Total Return Fund will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:

               1. The transactions contemplated by the Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

               2. Disciplined Allocation Fund and Total Return Fund will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

               3. No gain or loss will be recognized by the shareholders of Disciplined Allocation Fund upon the distribution of Class A, Class B and Class C shares of beneficial interest in Total Return Fund to the shareholders of Disciplined Allocation Fund pursuant to Section 354 of the Code.

               4. Under Section 361(a) of the Code no gain or loss will be recognized by Disciplined Allocation Fund by reason of the transfer of substantially all its assets in exchange for Class A, Class B and Class C shares of Total Return Fund.

               5. Under Section 1032 of the Code no gain or loss will be recognized by Total Return Fund by reason of the transfer of substantially all of Disciplined Allocation Fund's assets in exchange for Class A, Class B and Class C shares of Total Return Fund and Total Return Fund's assumption of certain liabilities of Disciplined Allocation Fund.

               6. The shareholders of Disciplined Allocation Fund will have the same tax basis and holding period for the Class A, Class B and Class C shares of beneficial interest in Total Return Fund that they receive as they had for Disciplined Allocation Fund shares that they previously held, pursuant to
Section 358(a) and 1223(1), respectively, of the Code.

               7. The securities transferred by Disciplined Allocation Fund to Total Return Fund will have the same tax basis and holding period in the hands of Total Return Fund as they had for Disciplined Allocation Fund, pursuant to
Section 362(b) and 1223(1), respectively, of the Code.

            F. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Disciplined Allocation Fund at the close of business on the Valuation Date.

            G. A Registration Statement on Form N-14 filed by Total Return Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than July 3, 2000.

            H. On the Closing Date, Disciplined Allocation Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to Disciplined Allocation Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Total Return Fund arising out of litigation brought against Total Return Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Total Return Fund delivered to Disciplined Allocation Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

     I. Disciplined Allocation Fund shall acknowledge receipt of the Class A, Class B and Class C shares of Total Return Fund.

      12.   Disciplined Allocation Fund hereby represents and warrants that:

            A. The financial statements of Disciplined Allocation Fund as of October 31, 1999 (audited) heretofore furnished to Total Return Fund, present fairly the financial position, results of operations, and changes in net assets of Disciplined Allocation Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from October 31, 1999 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Disciplined Allocation Fund, it being agreed that a decrease in the size of Disciplined Allocation Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

            B. Contingent upon approval of the Agreement and the transactions contemplated thereby by Disciplined Allocation Fund's shareholders, Disciplined Allocation Fund has authority to transfer all of the assets of Disciplined
Allocation Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

            C. The Prospectus, as amended and supplemented, contained in Disciplined Allocation Fund's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

            D. There is no material contingent liability of Disciplined Allocation Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Disciplined Allocation Fund, threatened against Disciplined Allocation Fund, not reflected in such Prospectus;

     E. Except for the Agreement, there are no material contracts outstanding to which Disciplined Allocation Fund is a party other than those ordinary in the conduct of its business;

            F. Disciplined Allocation Fund is a Maryland corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; and has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and Disciplined Allocation Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

            G. All Federal and other tax returns and reports of Disciplined Allocation Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Disciplined Allocation Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Disciplined Allocation Fund ended October 31, 1999 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due; and

            H. Disciplined Allocation Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Disciplined Allocation Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Disciplined Allocation Fund intends to meet such requirements with respect to its current taxable year.

13.   Total Return Fund hereby represents and warrants that:

            A. The financial statements of Total Return Fund as at December 31, 1999 (audited) heretofore furnished to Disciplined Allocation Fund, present fairly the financial position, results of operations, and changes in net assets of Total Return Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from December 31, 1999 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Total Return Fund, it being understood that a decrease in the size of Total Return Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

            B. The Prospectus, as amended and supplemented, contained in Total Return Fund's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

            C. Except for this Agreement, there is no material contingent liability of Total Return Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Total Return Fund, threatened against Total Return Fund, not reflected in such Prospectus;

     D. There are no material contracts outstanding to which Total Return Fund is a party other than those ordinary in the conduct of its business;

            E. Total Return Fund is a Corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; Total Return Fund has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the Class A, Class B and Class C shares of Total Return Fund which it issues to Disciplined Allocation Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, will conform to the description thereof contained in Total Return Fund's Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and Total Return Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

            F. All federal and other tax returns and reports of Total Return Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Total Return Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Total Return Fund ended December 31, 1999 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

            G. Total Return Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Total Return Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Total Return Fund intends to meet such requirements with respect to its current taxable year;

            H. Total Return Fund has no plan or intention (i) to dispose of any of the assets transferred by Disciplined Allocation Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class A, Class B and Class C shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

     I. After consummation of the transactions contemplated by the Agreement, Total Return Fund intends to operate its business in a substantially unchanged manner.

      14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Total Return Fund hereby represents to and covenants with Disciplined Allocation Fund that, if the reorganization becomes effective, Total Return Fund will treat each shareholder of Disciplined Allocation Fund who received any of Total Return Fund's shares as a result of the reorganization as having made the minimum initial purchase of shares of Total Return Fund received by such shareholder for the purpose of making additional investments in shares of Total Return Fund, regardless of the value of the shares of Total Return Fund received.

      15. Total Return Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Disciplined Allocation Fund covenants and agrees to deregister as an investment company under the Act as soon as practicable to the extent required, and, upon Closing, to cause the cancellation of its outstanding shares.

      16. The obligations of the parties under the Agreement shall be subject to the right of either party to abandon and terminate the Agreement without liability if the other party breaches any material provision of the Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of the Agreement and the Closing Date (i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or (ii) asserting a material liability of either party, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date. However, in the event that a party shall terminate this Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this Agreement.

      17. The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

      18. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

      19. Total Return Fund understands that the obligations of Disciplined Allocation Fund under the Agreement are not binding upon any Director or shareholder of Disciplined Allocation Fund personally, but bind only Disciplined Allocation Fund and Disciplined Allocation Fund's property.

      20. Disciplined Allocation Fund understands that the obligations of Total Return Fund under the Agreement are not binding upon any Director or shareholder of Total Return Fund personally, but bind only Total Return Fund and Total Return Fund's property. Disciplined Allocation Fund represents that it has notice of the provisions of the Articles of Incorporation with respect to Total Return Fund disclaiming shareholder and Director liability for acts or obligations of Total Return Fund.

IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.



                               OPPENHEIMER SERIES FUND, INC.
                               on behalf of its series
                               OPPENHEIMER DISCIPLINED ALLOCATION FUND

                            By: /s/ Andrew J. Donohue
                                 Andrew Donohue
                               Secretary

                               OPPENHEIMER TOTAL RETURN FUND, INC.

                            By: /s/ Andrew J. Donohue
                                 Andrew Donohue
                               Secretary

                                       B-1
                                    EXHIBIT B


--------------------------------------------------------------------------------
Average  Annual Total Returns for                         5 Years (or   10 Years
the periods  ended  December  31,   1 Year                  life of     (or life
1999                                                        class)     of class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Disciplined Allocation Fund         -7.43%                   10.45%      10.12%1
Class A Shares
--------------------------------------------------------------------------------
Total Return Fund                   11.53%                   21.81%      16.04%2
Class A Shares
--------------------------------------------------------------------------------
Disciplined Allocation Fund         -2.05%                   7.61%       7.70%3
Class B Shares
--------------------------------------------------------------------------------
Total Return Fund                   12.37%                   22.06%      16.93%4
Class B Shares
-------------------------------------------------------------------------------
Disciplined Allocation Fund         -3.34%                   8.42%5        N/A
Class C Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Return Fund                   16.37%                  21.16%6        N/A
Class C Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Return Fund                   18.53%                   23.41%      20.04%7
Class Y Shares
--------------------------------------------------------------------------------
1.    (inception 9/16/85)
2.    (inception 9/30/75)
3.    (inception 10/2/95)
4.    (inception 5/3/93)
5.    (inception 5/01/96)
6.    (inception 8/2/95)
7.    (inception 6/1/94)

Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. An explanation of the different performance calculations is set forth in each fund's Prospectus.

 Each fund's average annual total return includes the applicable sales charge for Class A, Class B and Class C shares: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charges of 5% (1 year), 3% (3 year), 2% (5 year) and 1% (life of the class; for Class C, the contingent deferred sales charge of 1% (1 year).

                                       87
                       Oppenheimer Disciplined Allocation Fund
          Proxy For Special Shareholders Meeting To Be Held August 11, 2000

 The undersigned shareholder of Oppenheimer Disciplined Allocation Fund ("Disciplined Allocation Fund"), does hereby appoint Andrew J. Donohue, Robert Bishop, Scott Farrar and Brian W. Wixted, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Disciplined Allocation Fund to be held on August 11, 2000 at 6803 South Tucson Way, Englewood, Colorado at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHO RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.

 Please mark your proxy, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

The Proposal:

To approve or disapprove an Agreement and Plan of Reorganization between Oppenheimer Total Return Fund, Inc. ("Total Return Fund"), and Oppenheimer Series Fund, Inc., on behalf of its series Oppenheimer Disciplined Allocation Fund ("Disciplined Allocation Fund") and the transactions contemplated thereby, including (a) the transfer of substantially all the assets of Disciplined Allocation Fund to Total Return Fund in exchange for Class A, Class B and Class C shares of Total Return Fund, (b) the distribution of such shares of Total Return Fund to the corresponding Class A, Class B and Class C shareholders of Disciplined Allocation Fund in complete liquidation of Disciplined Allocation Fund, and (c) the cancellation of the outstanding shares of Disciplined Allocation Fund.

FOR______               AGAINST______           ABSTAIN_______

Dated: _________________________________, 2000
            (Month)     (Day)

---------------------------------
Signature(s)

---------------------------------
Signature(s)

Please read both sides of this ballot.
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.
--------------------------------------------------------------------------------

Oppenheimer Total Return Fund, Inc.
--------------------------------------------------------------------------------

6803 South Tucson Way, Englewood, Colorado 80112
1.800.525.7048

                          Statement of Additional Information dated July 3, 2000

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Proxy Statement and Prospectus dated July 1, 2000. It should be read together with the Proxy Statement and Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.


      This Statement of Additional Information of Oppenheimer Total Return Fund, Inc. consists of this cover page and the following documents:

1.   Prospectus of Total Return Fund, Inc.dated April 28, 2000.
2. Statement of Additional Information of Oppenheimer Total Return Fund, Inc. dated April 28, 2000.

3.  Prospectus of  Oppenheimer  Disciplined  Allocation  Fund dated February 28,
2000.

4. Statement of Additional Information of Disciplined Allocation Fund dated February 28, 2000.

5. Annual Report of Oppenheimer Total Return Fund, Inc. as of December 31, 1999.

6. Annual Report of Oppenheimer Disciplined Allocation Fund as of October 31, 1999.
--------------------------------------------------------------------------------

Oppenheimer
Total Return Fund, Inc.

Prospectus dated April 28, 2000

                    Oppenheimer Total Return Fund is a mutual fund that seeks high total return, which includes capital appreciation in the value of its shares as well as income. It emphasizes investment in common stocks of medium and large capitalization companies. This Prospectus contains important information about the Fund's objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this Prospectus carefully before you invest and keep it for future reference about your account. As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                                          1234







CONTENTS

            ABOUT THE FUND
--------------------------------------------------------------------------------

            The Fund's Investment Objective and Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed


            ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares
            Class Y Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Website
            Retirement Plans

            How to Sell Shares
            By Mail
            By Telephone

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends, Capital Gains and Taxes

            Financial Highlights

                                       20
                                        3
A B O U T  T H E  F U N D

The Fund's Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks high total return.

WHAT DOES THE FUND MAINLY INVEST IN? The Fund invests mainly in equity securities for the purpose of seeking capital appreciation, but may also invest in debt securities to seek income when economic conditions are appropriate to achieve the investment objective. At times, the Fund may pursue its investment objective by emphasizing investments that offer opportunities for capital growth and/or income, depending on market conditions. Equity securities such as common stocks, preferred stocks and securities convertible into common stocks are held by the Fund for capital growth, while stocks that pay dividends or debt securities such as corporate bonds, notes and debentures and U.S. government securities are held for income purposes. Most of the Fund's equity investments are common stocks.

      The Fund does not allocate its investments among equity and debt securities in any fixed ratio, and the relative allocation will vary over time, depending on where the best opportunities are to pursue total return according to the judgment of the Fund's investment Manager, OppenheimerFunds, Inc. While the Fund does not limit its investments to securities of issuers in a particular capitalization range or ranges, the Fund's equity investments primarily are in medium and large capitalization issuers, defined as $2.5 billion or more.

HOW DO THE  PORTFOLIO  MANAGERS  DECIDE  WHAT  SECURITIES  TO  BUY OR  SELL?  In
selecting securities for purchase or sale by the Fund, the Fund's portfolio managers use an investment process that combines both "value" and "growth" investment styles. They use a value strategy to find issuers whose securities are believed to be undervalued in the marketplace, in relation to factors such as the ratio of the stock's price to the issuer's earnings. A lower price/earnings ratio would suggest an undervalued stock. A growth investing style encompasses a search for companies whose stock price is expected to increase at a greater rate than the overall market. These issuers may be entering a growth phase, marked by increases in earnings, sales, cash flows, or other factors, which suggest that the stock may increase in value over time.

      The  portfolio  managers  construct  the  portfolio  using a  "bottom  up"
approach, focused on the fundamental prospects of individual companies and issuers, rather than on broad economic trends affecting entire markets and industries. The portfolio managers focus on factors that may vary over time and in particular cases. Currently they look for:
o Individual stocks that are attractive based on fundamental stock analysis and company characteristics;
o Growth stocks having high earnings  potential and earnings and sales momentum;
o Dividend-paying common stocks of established companies for income; o Convertible bonds to take advantage of the stock market's growth potential while providing income as a hedge against market volatility; and o Stocks with a longer time horizon of investment between 3 to 5 years.

      The portfolio managers monitor individual issuers for changes in profit margins or slowing revenues that might affect future cash flows or growth. The existence of these changes in a particular case may trigger a decision to sell the security. This approach may change over time.

WHO IS THE FUND DESIGNED FOR? The Fund is designed primarily for investors seeking total investment return from capital appreciation and income over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a moderately aggressive fund having substantial investments in stocks. Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income. Because of its focus on long-term growth, the Fund may be appropriate for retirement plans. However, the Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have some degree of risk. The Fund's investments are subject to changes in their value from a number of factors, described below. There is also the risk that poor security selection by the Manager will cause the Fund to underperform other funds having similar objectives.

      Changes in the overall market prices of securities and the income they pay can occur at any time. The share price of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events. There is no assurance that the Fund will achieve its investment objective.

      RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund typically invests a substantial portion of its assets in common stocks and other equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change.

      A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. In particular, because the Fund currently focuses its stock investments in U.S. issuers, it will be primarily affected by changes in U.S. stock markets.

      Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions, or by changes in government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Fund can invest in securities of large- and medium-size companies but it can also buy stocks of small companies, which may have more volatile stock prices than stocks of larger companies.

      CREDIT RISK. Debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares might be reduced. While the Fund's investments in U.S. government securities are subject to little credit risk, the Fund's other investments in debt securities, particularly high-yield lower-grade debt securities, are subject to risks of default.

o Special Risks of Lower-Grade Securities. Because the Fund can invest in securities below investment-grade to seek high income, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds. Securities that are below investment grade (these are sometimes called "junk bonds") may be subject to greater price fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers might not meet their debt obligations. These risks can reduce the Fund's share prices and the income it earns.

o Interest Rate Risks. The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

o Special Risks in Using Derivative Investments. The Fund can use derivatives to seek increased returns or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, forwards, interest rate swaps and structured notes are examples of derivatives the Fund can use.

      If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the Fund's share prices could decline or the Fund could get less income than expected. The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Fund to lose money on its investment and/or increase the volatility of its share prices.

      HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its price per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them.

      In the short term, the stock markets can be volatile, and the price of the Fund's shares will go up and down. The Fund's income-oriented investments may help cushion the Fund's total return from changes in stock prices, but fixed-income securities have their own risks and can change in value when interest rates change. In the OppenheimerFunds spectrum, the Fund may be less volatile than funds that invest only in stocks, but may be more volatile than funds that focus on government securities and investment-grade bond funds.


--------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
-------------------------------------------------------------------------------

The Fund's Past Performance

      The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the last ten calendar years and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

For the period from 1/1/00 through 3/31/00, the cumulative return (not annualized) for Class A shares was 8.09%. Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.
During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 18.30% (4Q'98) and the lowest return (not annualized) for a calendar quarter was -11.43% (3Q'90).

-------------------------------------------------------------------------------
Average Annual Total Returns                    5 Years          10 Years
for the periods ended                         (or life of       (or life of
December 31, 1999                1 Year     class, if less)   class, if less)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class  A  Shares  (inception:    11.53%          21.81%           16.04%
10/2/47)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
S&P 500 Index                    21.03%          28.54%           18.19%1
-------------------------------------------------------------------------------
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Class  B  Shares  (inception:    12.37%          22.06%           16.93%
5/3/93)
-------------------------------------------------------------------------------
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Class  C  Shares  (inception:    16.37%          21.16%             N/A
8/29/95)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class  Y  Shares  (inception:    18.53%          23.41%           20.04%
6/1/94)
-------------------------------------------------------------------------------
1. From 12/31/89
The Fund's average annual total returns include the applicable sales charge: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charges of 5% (1-year), 2% (5 years) and 1% (life of class); and for Class C, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares.

The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. Because the Fund invests primarily in stocks, the Fund's performance of the Fund's Class A shares is compared to the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market. The index performance reflects the reinvestment of income but does not consider the effects of transaction costs, and the Fund's investments may vary form the securities in the index.

Fees and Expenses of the Fund

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended December 31, 1999.

Shareholder Fees (charges paid directly from your investment):

 ------------------------------------------------------------------------------
                          Class A                     Class C       Class Y
                           Shares    Class B Shares    Shares       Shares
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Maximum Sales Charge
 (Load) on purchases
 (as % of offering         5.75%          None          None         None
 price)
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Maximum Deferred
 Sales Charge (Load)
 (as % of the lower of
 the original offering     None1          5%2           1%3          None
 price or redemption
 proceeds)
 ------------------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

 ------------------------------------------------------------------------------
                             Class A      Class B       Class C      Class Y
                             Shares        Shares       Shares       Shares
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Management Fees                  0.52%        0.52%         0.52%       0.52%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Distribution      and/or         0.19%        1.00%         1.00%        None
 Service (12b-1) Fees
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Other Expenses                   0.16%        0.15%         0.16%       0.15%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Total  Annual  Operating         0.87%        1.67%         1.68%       0.67%
 Expenses
 ------------------------------------------------------------------------------
Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

------------------------------------------------------------------------------
If shares are redeemed:     1 Year        3 Years       5 Years    10 Years1
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A Shares               $659          $837         $1,029       $1,586
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B Shares               $670          $826         $1,107       $1,567
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C Shares               $271          $530          $913        $1,987
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class Y Shares               $68           $214          $373         $835
------------------------------------------------------------------------------



------------------------------------------------------------------------------
If shares are not
redeemed:                   1 Year        3 Years       5 Years    10 Years1
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A Shares               $659          $837         $1,029       $1,586
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B Shares               $170          $526          $907        $1,567
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C Shares               $171          $530          $913        $1,987
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class Y Shares               $68           $214          $373         $835
------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges. 1. Class B expenses for years 7 through 10 are based on Class A expenses, since
   Class B shares automatically convert to Class A after 6 years.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES. The composition of the Fund's portfolio among different types of investments will vary over time based on the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate 25% or more of its investments in any one industry.

Stocksand Other Equity Investments. Equity securities include common stocks, preferred stocks and debt securities convertible into common stock. The Fund's equity investments can include interests in real estate investment trusts. Those securities may be sensitive to changes in interest rates, and because the real estate market can be very volatile at times, the prices of those securities may change substantially. Because total return has two components, capital appreciation and income, the Manager might select stocks that offer the potential for either or both of those elements.

      While many convertible securities are debt securities, the Manager considers some of them to be "equity equivalents" because of the conversion feature. In that case their rating has less impact on the investment decision than in the case of other debt securities. However, they are subject to credit risks, discussed below in "Debt Securities," and interest rate risk. These securities might be selected for the Fund because they offer the ability to participate in stock market movements while offering some current income. Preferred stocks, while a form of equity security, typically have a fixed dividend that may cause their prices to behave more like those of debt securities.

o Growth Stocks. The types of growth companies the Manager focuses on are larger, more established growth companies. Growth companies, for example, may be developing new products or services, such as companies in the technology sector, or they may be expanding into new markets for their products, such as companies in the energy sector. Newer growth companies tend to retain a large part of their earnings for research, development or investment in capital assets. Therefore, they do not tend to emphasize paying dividends and may not pay any dividends for some time. If they are selected for the Fund's portfolio, it is because the Manager believes the price of the stock will increase over time.

o Value Stocks. These are stocks that appear to be temporarily undervalued, by various measures such as price/earnings ratios. Value investing seeks stocks with prices that are low relative to their real worth or future prospects. The hope is that the Fund will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock. However, there is the risk that the stock will not appreciate in value as anticipated.

Debt Securities. The Fund's investments in debt securities include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, and foreign and domestic corporate bonds, notes and debentures. These are selected primarily for their income possibilities and to help cushion fluctuations in the Fund's net asset value.

      A debt security is essentially a loan by the buyer to the issuer of the debt security. The issuer promises to pay back the principal amount of the loan and normally pays interest at a fixed or variable rate while the loan is outstanding. The debt securities the Fund buys may be rated by nationally-recognized rating organizations such as Moody's Investors Services or Standard & Poor's Ratings Service or they may be unrated securities assigned an equivalent rating by the Manager. The Fund's investments may be above or below investment grade in credit quality.

o Special Risks of Lower-Grade Securities. All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. The Fund can invest without limit in "lower-grade" securities, commonly known as "junk bonds." These are securities rated below "BBB" by Standard & Poor's or "Baa" by Moody's, or unrated securities assigned a comparable rating by the Manager. However, the Fund currently does not invest a substantial amount of its assets in lower-grade securities, including convertible debt securities.

      While investment-grade securities are subject to risks of non-payment of interest and principal, in general high-yield, lower-grade bonds, whether rated or unrated, have greater risks than investment-grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share could be affected by declines in the value of these securities.

o U.S. Government Securities. The Fund can invest in securities issued or guaranteed by the U.S. Treasury or other U.S. Government agencies or federally-chartered corporate entities referred to as "instrumentalities." These are referred to as "U.S. Government securities" in this Prospectus. They include Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), and Treasury bonds (having maturities of more than ten years when issued).

      Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayment of principal. The Fund can buy U. S. Treasury securities that have been "stripped" of their interest coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS"). Although not rated, Treasury obligations have little credit risk but prior to their maturity are subject to interest rate risk.

Portfolio Turnover.  The Fund may engage in short-term trading to try to achieve its objective and will likely have a high portfolio turnover rate. Portfolio turnover affects brokerage costs the Fund pays. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund's Board of Directors can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have certain risks, although some are designed to help reduce overall investment or market risks.

Zero-Coupon and "Stripped" Securities. Some of the U.S. government debt securities the Fund buys are zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. "Stripped" securities are the separate income or principal components of a debt security. Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. Interest-only securities are particularly sensitive to changes in interest rates.

Foreign Investing. The Fund can buy securities of companies or governments in any country, developed or underdeveloped. However, the Fund does not expect to invest significant amounts of its assets in emerging markets. While there is no limit on the amount of the Fund's assets that may be invested in foreign securities, the Manager does not currently plan to invest a substantial amount of the Fund's assets in foreign securities.

o Special Risks of Foreign Investing. While foreign securities offer special investment opportunities, there are also special risks, such as the effects of a change in value of a foreign currency against the U.S. dollar, which will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (the Board can increase that limit to 15%). Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Derivative Investments. The Fund can invest in a number of different kinds of "derivative" investments. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, exchange-traded options, futures contracts, and other hedging instruments the Fund might use may be considered to be "derivative investments. Derivatives may increase the volatility of the Fund's share price or cause investment losses.

o Hedging. The Fund can buy and sell futures contracts, put and call options, swaps, and forward contracts. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for
      speculative  purposes.   The  Fund  has  limits  on  its  use  of  hedging
      instruments and is not required to use them in seeking its investment objective.

      The Fund could buy and sell options, futures and forward contracts for a number of purposes. Some of these strategies would hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market. The Fund may also try to manage its exposure to changing interest rates.

      There are also special risks in particular hedging strategies. Options trading involves the payment of premiums and can increase portfolio turnover. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price.

      If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary defense investments. Generally they would be cash equivalents (such as commercial paper), money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements and may include other investment-grade debt securities. The Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

How the Fund Is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Directors, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has operated as an investment advisor since January 1960. The Manager (including subsidiaries and afflilates) managed more than $120 billion in assets as of March 31, 2000, including other Oppenheimer funds with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

Portfolio Managers. The portfolio managers of the Fund are Bruce Bartlett and John Doney. They are the persons primarily responsible for selecting the securities for the Fund's portfolio. Each is also a portfolio manager and officer of other Oppenheimer funds. Mr. Bartlett, who is a Senior Vice President of the Manager, has been a Vice President and portfolio manager of the Fund since June 1995. Mr. Doney, who is a Vice President of the Manager, has been a Vice President and portfolio manager of the Fund since July 1997. Prior to joining the Manager in April 1995, Mr. Bartlett was a Vice President and Senior Portfolio Manager of First of America Investment Corp. Mr. Doney has been a Vice President of the Manager since June 1992.

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $100 million of average annual net assets of the Fund, 0.70% of the next $100 million, 0.65% of the next $100 million. 0.60% of the next $100 million, 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million. The Fund's management fee for its last fiscal year ended December 31, 1999 was 0.52% of average annual net assets for each class of shares.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares

How Do You Buy Shares? You can buy shares several ways, as described below. The Fund's Distributor, OppenheimerFunds Distributor, Inc. may appoint certain servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

BuyingShares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.

BuyingShares Through Your Distributor.  Complete an OppenheimerFunds New Account
      Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.

o Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at 1-800-525-7048 to notify the Distributor of the wire, and to receive further instructions.

o Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account through the Automated Clearing House
      (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.

o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

HOW MUCH MUST YOU INVEST? You can buy Fund shares account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

o With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 through AccountLink.

o Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started under an Asset Builder Plan, the $25 minimum applies. Additional purchases may be as little as $25.

o The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price, which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Denver, Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

Net asset value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time."

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Directors has established procedures to value the Fund's securities, in general based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments might change significantly on days when investors cannot buy or redeem shares.

The offering price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

Buying shares through a dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

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WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
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Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or $500,000 for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can I Buy Class A Shares?" below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can I Buy Class B Shares?" below.
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Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can I Buy Class C Shares?" below.

Class Y Shares. Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor.


WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice. The discussion below assumes that you will purchase only one class of shares, and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C.

o Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

o Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B or Class C shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional Information. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

How Do Share Classes Affect Payments to My Broker? A financial advisor, may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales change rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as commission. The Distributor reserves the right to reallow the entire commission to dealers. The current sales charge rates and commissions paid to dealers and brokers are as follows:

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                         Front-End Sales Front-End Sales
                     Charge As a         Charge As a         Commission As
                     Percentage of       Percentage of Net   Percentage of
Amount of Purchase   Offering Price      Amount Invested     Offering Price
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Less than $25,000           5.75%               6.10%               4.75%
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$25,000 or more but         5.50%               5.82%               4.75%
less than $50,000
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$50,000 or more but         4.75%               4.99%               4.00%
less than $100,000
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$100,000 or more
but less than               3.75%               3.90%               3.00%
$250,000
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$250,000 or more
but less than               2.50%               2.56%               2.00%
$500,000
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$500,000 or more
but less than $1            2.00%               2.04%               1.60%
million
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Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more or for certain purchases by particular types of retirement plans described in Appendix C to the Statement of Additional Information. The Distributor pays dealers of record commissions in an amount equal to 1.0% of purchases of $1 million or more other than by those retirement accounts. For those retirement plan accounts, the commission is 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis. In either case, the commission will be paid only on purchases that were not previously subject to a front-end sales charge and dealer commission. That commission will not be paid on purchases of shares of $1 million or more (including any right of accumulation) by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year.

      If you redeem any of those shares within an 18- month "holding period" measured from the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
      (2) the original net asset value of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information. The Class A initial and contingent deferred sales charges are not imposed in the circumstances described in Appendix C to the Statement of Additional Information.


HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of the end of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

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                                        Contingent Deferred Sales Charge on
Years Since Beginning of Month in       Redemptions in That Year
Which                                   (As % of Amount Subject to Charge)
Purchase Order was Accepted
-------------------------------------------------------------------------------
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                 0 - 1                                   5.0%
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                 1 - 2                                   4.0%
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                 2 - 3                                   3.0%
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                 3 - 4                                   3.0%
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                 4 - 5                                   2.0%
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                 5 - 6                                   1.0%
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            6 and following                              None
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In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically  convert to
      Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares you hold convert, a prorated portion of your Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in the Statement of Additional Information. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the end of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

WHO CAN BUY CLASS Y SHARES? Class Y shares are sold at net asset value per share without sales charge directly to certain institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies and employee benefit plans, for example. Massachusetts Mutual Life Insurance Company, an affiliate of the Manager, may purchase Class Y shares of the Fund and other Oppenheimer funds (as well as Class Y shares of funds advised by MassMutual) for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers. Individual investors cannot buy Class Y shares directly.

      An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares and the special account features available to investors buying those other classes of shares do not apply to Class Y shares. An exception is that the time those orders must be received by the Distributor or its agents or by the Transfer Agent is the same for Class Y as for other share classes. However, those instructions must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12B-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets presented by Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for its services in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays sales concessions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

      The Distributor currently pays sales concessions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

Special Investor Services

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:

o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or
o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310.

Purchasing Shares.  You may purchase  shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1.800.533.3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C or Class Y shares. You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Distributor also offers a number of different retirement plans that individuals and employers can use:
Individual Retirement  Accounts  (IRAs),  These include regular IRAs, Roth IRAs,
      SIMPLE IRAs, rollover IRAs and Education IRAs.

SEP-IRA. These are Simplified Employee Pensions Plan IRAs for small business owners or self-employed individuals.

403(b)(7)  Custodial  Plans.  These  are tax  deferred  plans for  employees  of
     eligible  tax-exempt   organizations,   such  as  schools,   hospitals  and
     charitable organizations.

401(k) Plans. These are special retirement plans for businesses.

Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals. Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.525.7048, for assistance.

 Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
o     You wish to redeem $100,000 or more and receive a check

o The redemption check is not payable to all shareholders listed on the account statement

o The redemption check is not sent to the address of record on your account statement

o Shares are being  transferred to a Fund account with a different owner or name

o Shares are being redeemed by someone (such as an Executor) other than the owners

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o a U.S. registered dealer or broker in securities, municipal securities or government securities,
o a U.S. national securities exchange, a registered securities association or a clearing agency.
      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to sell shares in an OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of the shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.852.8457.

HOW DO YOU SELL SHARES BY MAIL? Write a letter of instructions that includes: o Your name o The Fund's name o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered,
         and
o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for requests by mail: Send courier or express mail requests to:
OppenheimerFunds Services                     OppenheimerFunds Services
P.O. Box 5270                                 10200 E. Girard Avenue, Building D
Denver, Colorado 80217-5270                   Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone. o To redeem shares through a service representative, call 1.800.852.8457 o To redeem shares automatically on PhoneLink, call 1.800.533.3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

ARE THERE LIMITS ON AMOUNTS REDEEMED BY TELEPHONE?

o Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

o Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional Information) and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.

      A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on: o the amount of your account value represented by an increase in net asset value over the initial purchase price,
o shares purchased by the reinvestment of dividends or capital gains distributions, or
o shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information.

      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for the holding period that applies to the class, (3) shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

      Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions: o Shares of the fund selected for exchange must be available for sale in your state of residence.
o     The prospectuses of  both funds must offer the exchange privilege.
o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
o Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.525.7048. That list can change from time to time.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of multiple exchange requests from a "market timer" might require the Fund to sell securities at a disadvantageous time or price.
o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is required to do so by applicable law, it may impose these changes at any time for emergency purposes.
o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling, and exchanging shares is contained in the Statement of Additional Information.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors at any time the Board believes it is in the Fund's best interest to do so.

Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Sharesmay be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.

 "Backup Withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1.800.525.7048 to ask that copies of those materials be sent personally to that shareholder.

DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income on a quarterly basis. The Fund intends to pay dividends to shareholders in March, June, September and December on a date selected by the Board of Directors.

      The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Directors may change the targeted dividend rate at any time without notice to shareholders. Dividends and other distributions paid on Class A and Class Y shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A and Class Y. The Fund cannot guarantee that it will pay any dividends or other distributions.

CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT ARE YOUR CHOICES FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:

Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

Reinvest Dividends or Capital Gains. You can elect to reinvest some distribution (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distribution by check or having them sent to your bank account through AccountLink.

Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.

Reinvest  Your  Distributions  in  Another  OppenheimerFunds  Account.  You  can
reinvest   all   distributions   in  the  same   class  of  shares  of   another
OppenheimerFunds account you have established.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Avoid "Buying a Dividend". If you buy shares on or just before the ex-dividend date or just before the Fund declares a capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal income tax information about your investment. You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS


Class A Year Ended December 31,                      1999         1998         1997         1996         1995
=============================================================================================================
Per Share Operating Data
Net asset value, beginning of period               $12.23       $11.00        $9.77        $9.35        $7.80
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                 .14          .16          .16          .20          .23
Net realized and unrealized gain                     2.01         2.09         2.49         1.63         2.09
                                                   ----------------------------------------------------------
Total income from investment operations              2.15         2.25         2.65         1.83         2.32
-------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 (.12)        (.15)        (.14)        (.20)        (.22)
Distributions from net realized gain                (1.01)        (.87)       (1.28)       (1.21)        (.55)
                                                   ----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                     (1.13)       (1.02)       (1.42)       (1.41)        (.77)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $13.25       $12.23       $11.00        $9.77        $9.35
                                                   ==========================================================

=============================================================================================================
Total Return, at Net Asset Value(1)                 18.34%       21.16%       27.39%       19.73%       30.12%

=============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)            $3,157       $2,594       $2,238       $1,827       $1,551
-------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                   $2,757       $2,388       $2,045       $1,685       $1,394
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                1.12%        1.31%        1.43%        1.96%        2.53%
Expenses                                             0.87%        0.86%(3)     0.89%(3)     0.90%(3)     0.92%(3)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                             34%          38%          92%         118%          85%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. 2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. 4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,189,628,921 and $1,455,549,024, respectively.

   OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS  Continued

Class B  Year Ended December 31,                       1999          1998             1997             1996             1995
============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $12.10        $10.89            $9.70            $9.29            $7.76
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   .04           .06              .07              .12              .15
Net realized and unrealized gain                       1.98          2.08             2.45             1.62             2.08
                                                     -----------------------------------------------------------------------
Total income from investment operations                2.02          2.14             2.52             1.74             2.23
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.01)         (.06)            (.05)            (.12)            (.15)
Distributions from net realized gain                  (1.01)         (.87)           (1.28)           (1.21)            (.55)
                                                     -----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (1.02)         (.93)           (1.33)           (1.33)            (.70)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.10        $12.10           $10.89            $9.70            $9.29
                                                     =======================================================================

============================================================================================================================
Total Return, at Net Asset Value(1)                   17.37%        20.25%           26.17%           18.78%           29.03%

============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)              $1,152        $1,202             $987             $755             $590
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                     $1,196        $1,080             $878             $672             $511
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                  0.32%         0.50%            0.62%            1.15%            1.70%
Expenses                                               1.67%         1.67%(3)         1.71%(3)         1.71%(3)         1.75%(3)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                               34%           38%              92%             118%              85%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. 2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. 4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,189,628,921 and $1,455,549,024, respectively.

   OPPENHEIMER TOTAL RETURN FUND, INC.

Class C     Year Ended December 31,                    1999          1998             1997             1996             1995(5)
============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $12.13        $10.92            $9.72            $9.33            $9.19
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   .04           .06              .07              .16              .07
Net realized and unrealized gain                       1.98          2.08             2.46             1.57              .73
                                                     -----------------------------------------------------------------------
Total income from investment operations                2.02          2.14             2.53             1.73              .80
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.02)         (.06)            (.05)            (.13)            (.11)
Distributions from net realized gain                  (1.00)         (.87)           (1.28)           (1.21)            (.55)
                                                     -----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (1.02)         (.93)           (1.33)           (1.34)            (.66)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.13        $12.13           $10.92            $9.72            $9.33
                                                     =======================================================================

============================================================================================================================
Total Return, at Net Asset Value(1)                   17.37%        20.20%           26.23%           18.67%            8.82%

============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                 $76           $58              $37              $18               $2
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                        $66           $47              $27               $8               $1
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                  0.31%         0.50%            0.63%            1.05%            1.42%
Expenses                                               1.68%         1.67%(3)         1.72%(3)         1.76%(3)         1.77%(3)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                               34%           38%              92%             118%              84%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. 2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. 4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,189,628,921 and $1,455,549,024, respectively. 5. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

  OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS  Continued

Class Y  Year Ended December 31,                       1999          1998             1997             1996             1995
============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $12.24        $11.00            $9.77            $9.35            $7.80
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   .17           .17              .18              .23              .20
Net realized and unrealized gain                       2.00          2.10             2.48             1.61             2.13
                                                     -----------------------------------------------------------------------
Total income from investment operations                2.17          2.27             2.66             1.84             2.33
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.14)         (.16)            (.15)            (.21)            (.23)
Distributions from net realized gain                  (1.01)         (.87)           (1.28)           (1.21)            (.55)
                                                     -----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (1.15)        (1.03)           (1.43)           (1.42)            (.78)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.26        $12.24           $11.00            $9.77            $9.35
                                                     =======================================================================

============================================================================================================================
Total Return, at Net Asset Value(1)                   18.53%        21.33%           27.53%           19.88%           30.23%

============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                 $52           $39              $27              $18               $7
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                        $47           $34              $22              $13               $4
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                  1.32%         1.39%            1.60%            2.08%            2.51%
Expenses                                               0.67%         0.80%(3)         0.74%(3)         0.77%(3)         0.87%(3)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                               34%           38%              92%             118%              85%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. 2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. 4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,189,628,921 and $1,455,549,024, respectively. 5. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

   OPPENHEIMER TOTAL RETURN FUND, INC.

INFORMATION AND SERVICES

For More Information About Oppenheimer Total Return Fund, Inc. The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION
This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS
Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

By Telephone:
Call OppenheimerFunds Services toll-free: 1.800.525.7048

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

On the Internet:
You can send us a request by e-mail or read or down-load documents on the OppenheimerFunds web site: http://www.oppenheimerfunds.com
                           -------------------------------

You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 202.942.8090) or the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request the SEC's e-mail address: publicinfo@sec.gov or writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

                                          The Fund's shares are distributed by:
                                           OppenheimerFunds Distributor, Inc.
SEC File No. 811-490
PR0420.001.0400 Printed on recycled paper.

                            Appendix to Prospectus of
                       Oppenheimer Total Return Fund, Inc.


     Graphic material included in the Prospectus of Oppenheimer Total Return Fund, Inc. (the "Fund") under the heading: "Annual Total Returns (Class A)(as of 12/31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the ten most recent calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear in the bar chart:

-------------------------------------------------------------------------------
Year Ended:                                        Annual Total Return
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12/31/90                                                  -3.86%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12/31/91                                                  36.26%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12/31/92                                                  12.83%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12/31/93                                                  21.24%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12/31/94                                                  -7.86%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12/31/95                                                  30.12%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12/31/96                                                  19.73%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12/31/97                                                  27.39%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12/31/98                                                  21.16%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12/31/99                                                  18.34%
--------------------------------------------------------------------------------

Oppenheimer Total Return Fund, Inc.
--------------------------------------------------------------------------------

6803 South Tucson Way, Englewood, Colorado 80112
1.800.525.7048

                        Statement of Additional Information dated April 28, 2000

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated April 28, 2000. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents
                                                                            Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks..
    The Fund's Investment Policies.....................................
    Other Investment Techniques and Strategies.........................
    Investment Restrictions............................................
How the Fund is Managed ...............................................
    Organization and History...........................................
    Directors and Officers.............................................
    The Manager........................................................
Brokerage Policies of the Fund.........................................
Distribution and Service Plans.........................................
Performance of the Fund................................................

About Your Account
How To Buy Shares......................................................
How To Sell Shares.....................................................
How To Exchange Shares.................................................
Dividends, Capital Gains and Taxes.....................................
Additional Information About the Fund..................................

Financial Information About the Fund
Independent Auditors' Report...........................................
Financial Statements...................................................

Appendix A: Ratings Definitions........................................
Appendix B: Industry Classifications...................................
Appendix C: Special Sales Charge Arrangements and Waivers..............
--------------------------------------------------------------------------------

A B O U T  T H E  F U N D
-------------------------------------------------------------------------------

                        Additional   Information  About  the  Fund's  Investment
Policies and Risks

      The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

      In selecting securities for the Fund's portfolio, the Manager evaluates the merits of securities primarily through the exercise of its own investment analysis. That analysis includes a number of factors, some of which are discussed in the Prospectus. Additionally, the Manager may evaluate

     |_| the strength of an issuer's management and the history of its operations,

     |_| the soundness of its financial and accounting policies and its financial condition,

     |_|  the  issuer's   pending  product   developments  and  developments  by
     competitors,

     |_| the effect of general market conditions on the issuer's business and the prospects for the industry of which the issuer is a part, and

     |_| legislative proposals that might affect the issuer.

      |X| Investments in Equity Securities. The Fund does not limit its investments in equity securities to issuers having a market capitalization of a specified size or range, and therefore may invest in securities of small-, mid- and large-capitalization issuers. At times, the Fund may focus its equity investments in securities of one or more capitalization ranges, based upon the Manager's judgment of where the best market opportunities are to seek the Fund's objective. At times, the market may favor or disfavor securities of issuers of a particular capitalization range. Securities of small capitalization issuers may be subject to greater price volatility in general than securities of larger companies. Therefore, if the Fund is focusing on, or has substantial investments in, smaller capitalization companies at times of market volatility, the Fund's share price may fluctuate more than that of funds focusing on larger capitalization issuers.

      |_| Growth Companies. Growth companies are those companies that the Manager believes are entering into a growth cycle in their business, with the expectation that their stock will increase in value. They may be established companies as well as newer companies in the development stage.

      Growth companies may have a variety of characteristics that in the Manager's view define them as "growth" issuers. They may be generating or applying new technologies, new or improved distribution techniques or new services. They may own or develop natural resources. They may be companies that can benefit from changing consumer demands or lifestyles, or companies that have projected earnings in excess of the average for their sector or industry. In each case, they have prospects that the Manager believes are favorable for the long term. The portfolio managers of the Fund look for growth companies with strong, capable management, sound financial and accounting policies, successful product development and marketing and other factors.

      |_| Value Investing. In using a value approach, the portfolio managers look for stock and other equity securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios. This approach is subject to change and may not necessarily be used in all cases. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, in the hope that the Fund will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock.

      Using value investing requires research as to the issuer's underlying financial condition and prospects. Some of the measures used to identify these securities include, among others:
      |_|Price/Earnings Ratio, which is the stock's price divided by its earnings per share. A stock having a price/earnings ratio lower than its historical range, or lower than the market as a whole or that of similar companies may offer attractive investment opportunities.
      |_|Price/Book Value Ratio, which is the stock price divided by the book value of the company per share. It measures the company's stock price in relation to its asset value.
      |_|Dividend  Yield,  which is measured by dividing the annual  dividend by the stock price per share.
      |_|Valuation of Assets which compares the stock price to the value of the company's underlying assets, including their projected value in the marketplace and liquidation value.

      |_| Convertible Securities. Convertible securities are debt securities that are convertible into an issuer's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

      The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security.

      While some convertible securities are a form of debt security, in certain cases the Manager regards them more as "equity equivalents" or "equity substitutes" because of their conversion feature (allowing conversion into common stock or other equity securities). In those cases, the rating assigned to the security has less impact on the Manager's investment decision than in the case of non-convertible debt securities. Convertible debt securities are subject to credit risks and interest rate risks described below in "Investments in Debt Securities."

     To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors:

o whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
o whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and
o the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

      |_| Preferred Stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      |X| Investments in Debt Securities. The Fund can invest in bonds, debentures and other debt securities to seek income as part of its investment objective. When the Fund emphasizes investments for growth, it focuses on equity securities, such as stocks, and it is not anticipated that significant amounts of the Fund's assets will be invested in debt securities in that case. However, if market conditions suggest that debt securities may offer better total return opportunities than stocks, or if the Manager determines to seek a higher amount of current income to distribute to shareholders, the Manager may shift more of the Fund's investments into debt securities.

      |_| Interest Rate Risk. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      Fluctuations in the market value of debt securities after the Fund buys them will not affect the interest income payable on those securities (unless the coupon rate is a floating rate pegged to an index or other measure) . However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

      |_| Credit Risk. Credit risk relates to the ability of the issuer of a debt security to meet interest or principal payments, or both, as they become due. In general, lower-grade, high-yield bonds are subject to greater credit risk than lower-yielding, higher-quality bonds. The Fund's debt investments can include investment-grade and non-investment-grade bonds (commonly referred to as "junk bonds"). In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc., or at least "BBB" by Standard & Poor's Ratings Service or Duff & Phelps, Inc., or that have comparable ratings by another nationally-recognized rating organization. If the securities that the Fund buys are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

      |_| Special Risks of Lower-Grade Securities. While it is not anticipated that the Fund will invest a substantial portion of its assets in debt securities, the Fund can do so to seek current income. Because lower-rated securities tend to offer higher yields than investment-grade securities, the Fund may invest in lower-grade securities to try to achieve higher income (and, in some cases, the appreciation possibilities of lower-grade securities may be a reason they are selected for the Fund's portfolio).

      The Fund can invest without limit in "lower-grade" debt securities. However, the Fund does not currently intend to invest a substantial amount of its assets in lower-grade debt securities. "Lower-grade" debt securities are those rated below "investment grade." The Fund can invest in securities rated as low as "C" or "D" or which are in default at the time the Fund buys them.

      Some of the special credit risks of lower-grade securities are discussed in the Prospectus. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risks of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

      However, the Fund's current limitations on buying these investments may reduce the effect of those risks to the Fund, as will the Fund's policy of diversifying its investments. Additionally, to the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are investment grade and are not regarded as junk bonds, those securities may be subject to special risks and have some speculative characteristics. Definitions of the debt security ratings categories of Moody's, Standard & Poors, Fitch IBCA and Duff & Phelps are included in Appendix A to this Statement of Additional Information.

      |_| U.S. Government Securities. The Fund can buy securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government and are subject to very little credit risk. Obligations of U.S. Government agencies or instrumentalities (including mortgage-backed securities) may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment and might not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

      |_| U.S. Treasury Obligations. These include Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years), and Treasury bonds (having maturities of more than ten years). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Other U.S. Treasury securities the Fund can buy include U. S. Treasury securities that have been "stripped" by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

      |_| Treasury Inflation-Protection Securities. The Fund can buy these U.S. Treasury securities, called "TIPS," that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

      |_| Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

      |_| Real Estate Investment Trust (REITs). The Fund may invest in real estate investment trusts, as well as real estate development companies and operating companies. It may also buy shares of companies engaged in other real estate businesses. REITs are trusts that sell shares to investors and use the proceeds to invest in real estate. A REIT may focus on a particular project, such as a shopping center or apartment complex, or may buy many properties or properties located in a particular geographic region.

|X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund may have a portfolio turnover rate of 100% or more.

      Increased portfolio turnover may result in higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times and at times may not use them.

      |X| Foreign Securities. The Fund may purchase equity and debt securities issued or guaranteed by foreign companies or foreign governments or their agencies. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. The debt obligations of a foreign government and its agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government.

      Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations. That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth or income potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

      |_| Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;

o fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);

o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;

o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;

o     less volume on foreign exchanges than on U.S. exchanges;
o     greater volatility and less liquidity on foreign markets than in the U.S.;

o less governmental regulation of foreign issuers, securities exchanges and brokers than in the U.S.;

o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;

o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;

o    possibilities in some countries of  expropriation,  confiscatory  taxation,
     political,   financial  or  social   instability   or  adverse   diplomatic
     developments; and

o     unfavorable differences between the U.S. economy and foreign economies.

     In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

|X| Zero-Coupon Securities. The Fund may buy zero-coupon and delayed-interest securities and "stripped" securities. Stripped securities are debt securities whose interest coupons are separated from the security and sold separately. The Fund can buy the following types of zero-coupon or stripped securities, among others: U.S. Treasury notes or bonds that have been stripped of their interest coupons, U.S. Treasury bills issued without interest coupons, and certificates representing interests in stripped securities.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their prices are generally more volatile than the prices of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| When-Issued and Delayed-Delivery Transactions. The Fund can invest in securities on a "when-issued" basis and may purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture have been created, but the securities are not available for immediate delivery even though the market for them exists.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 120 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund.
During the period between purchase and settlement, no payment is made by the Fund to the issuer, and no interest accrues to the Fund from the investment until it receives the security at settlement.

          The Fund may engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time the Fund enters into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

      When issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      |X|  Participation   Interests.  The  Fund  may  invest  in  participation
interests, subject to the Fund's limitation on investments in illiquid investments. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyer's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.

      Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of the Fund's shares. If the issuing financial institution fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Manager from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      |X| Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Directors, the Manager determines the liquidity of certain of the Fund's illiquid or restricted investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund can acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

      Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

      |X| Loans of Portfolio Securities. The Fund can lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. It might do so to try to provide income or to raise cash for liquidity purposes. These loans are limited to not more than 10% of the value of the Fund's net assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to lend its securities, but if it does so, it is not anticipated that loans will exceed 5% of the Fund's total assets.

      The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X| Derivatives. The Fund can invest in a variety of derivative investments for income, for capital appreciation or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below in this Statement of Additional Information.

      The Fund can invest in "index-linked" notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund may use. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

      Other derivative investments the Fund can use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

      |X| Hedging. The Fund can use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund could:
         |_|      sell futures contracts,
         |_|      buy puts on futures or on securities, or
|_| write covered calls on securities or futures. Covered calls can also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

      The Fund might use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:
         |_|      buy futures, or
         |_|      buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

            |_| Futures. The Fund can buy and sell futures contracts that relate to (1) broadly-based stock indices (these are called "stock index futures") (2) debt securities (these are referred to as "interest rate futures"), (3) other broadly-based securities indices (these are referred to as "financial futures"),
(4) foreign currencies (these are referred to as "forward contracts"), or (5) commodities (these are referred to as "commodity futures").

      A broadly-based stock index is used as the basis for trading stock index futures. In some cases an index may be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

      The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

      No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.
      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      |_| Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

      |_| Writing Covered Call Options. The Fund can write (that is, sell) calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised. Up to 25% of the Fund's total assets may be subject to calls the Fund writes.

      When the Fund writes a call, it receives cash (a premium). In writing calls on a security, the Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it also receives a premium. If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

      The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating an equivalent dollar amount of liquid assets on its books. The Fund will identify additional liquid assets on its books to cover the call if the value of the identified assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

      |_| Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by segregated liquid assets. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will identify on its books liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the identified assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

      |_| Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.


      The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

      The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

      |_| Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.
      If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by identifying on its books liquid assets in an amount equal to the exercise price of the option.

      |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

      |_| Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount.

      Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

      The Fund will cover its short positions in these cases by identifying on its books liquid assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

      |_| Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. Also, the Fund will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

      |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

      |_| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

      |X| Temporary Defensive Investments. The Fund's temporary defensive investments can include (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii) commercial paper rated in the highest category by an established rating organization; (iii) certificates of deposit or bankers' acceptances of domestic banks with assets of $1 billion or more; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; and (vi) repurchase agreements.

      As a non-fundamental policy, the Fund cannot invest in securities of any corporation which has a record of operations of less than three years, including operations of any predecessors.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or |_| more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Directors can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

     |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

      |_| The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities.

      |_| The Fund cannot concentrate investments in any industry or group of industries. That means it cannot purchase securities of companies in any one industry if more than 25% of its total assets would consist of securities of companies in that industry. As a non-fundamental operating policy, the Fund interprets this restriction to apply to 25% or more of its total assets.

      |_| The Fund cannot make loans except that it can buy debt securities. The Fund may also make loans of portfolio securities, enter into repurchase agreements or when-issued or delayed-delivery transactions (or similar securities transactions).

      |_| The Fund cannot pledge, mortgage or hypothecate securities. However, the Fund can enter into escrow arrangements contemplated by writing covered call options or other collateral or margin arrangements in connection with any of its investments.

      |_| The Fund cannot invest in or hold securities of any issuer if officers and directors of the Fund or the Manager beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

      |_| The Fund cannot borrow money except for temporary emergency purposes or under other unusual circumstances.

      |_| The Fund cannot purchase securities on margin or sell securities short. However, the Fund can make margin deposits in connection with any of its investments.

      |_| The Fund cannot invest in other companies for the purpose of exercising control or management of those companies.

      |_| The Fund cannot invest in real estate or in interests in real estate. However, the Fund can purchase securities of issuers holding real estate or interests in real estate.

      |_| The Fund cannot invest in physical commodities or physical commodity contracts or buy securities for speculative short-term purposes. However, the Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It can also buy and sell options, futures, securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.

      |_| The Fund cannot accept the purchase price for any of its shares without immediately issuing an appropriate number of shares.

      |_| The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

      |_| The Fund cannot issue "senior securities." This restriction does not prohibit the Fund from borrowing money as described in the Prospectus or this Statement of Additional Information. It does not prohibit the Fund from entering into margin, collateral, segregation or escrow arrangements, or options, futures, hedging transactions or from buying and selling other investments permitted by its other investment policies.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

                             How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company that was organized in 1944. Since 1979 the Fund has been a Maryland corporation.

      The Fund is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      |X| Classes of Shares. The Board of Directors has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares: Class A, Class B, Class C and Class Y. All classes invest in the same investment portfolio. Each class of shares:
o     has its own dividends and distributions,
o pays certain expenses which may be different for the different classes, o may have a different net asset value, o may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      The Directors are authorized to create new series and classes of shares. The Directors may reclassify unissued shares of the Fund's series or classes into additional series or classes of shares. The Directors also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      |X| Meetings of Shareholders. Although the Fund is not required by Maryland law to hold annual meetings, it may hold shareholder meetings from time to time on important matters. The shareholders of the Fund have the right to call a meeting to remove a Director or to take certain other action described in the Fund's Articles of Incorporation or under Maryland law.

      The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. The Fund will hold a meeting when the Directors call a meeting or upon proper request of shareholders. If the Fund receives a written request of the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting to call a meeting for a specified purpose (which might include the removal of a Director), the Directors will call a meeting of shareholders for that specified purpose. The Fund has undertaken that it will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

      Shareholders of the Fund vote together in the aggregate on certain matters at shareholders' meetings. Those matters include the election of Directors and ratification of appointment of the independent auditors. Shareholders of a particular class vote separately on proposals that affect that class. Shareholders of a class that is not affected by a proposal are not entitled to vote on the proposal. Only shareholders of a particular class vote on certain amendments to the Distribution and/or Service Plans if the amendments affect only that class.

Directors and Officers of the Fund. The Directors and officers of the Fund and their principal occupations and business affiliations during the past five years are listed below. Directors denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Directors are also trustees, directors or managing general partners of the following Denver-based Oppenheimer funds1:
Oppenheimer Cash Reserves               Oppenheimer Senior Floating Rate Fund
Oppenheimer Champion Income Fund        Oppenheimer Strategic Income Fund
Oppenheimer Capital Income Fund         Oppenheimer Total Return Fund, Inc.
Oppenheimer High Yield Fund             Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund     Panorama Series Fund, Inc.
Oppenheimer Integrity Funds             Centennial America Fund, L. P.
Oppenheimer   Limited-Term   Government
Fund                                    Centennial California Tax Exempt Trust
Oppenheimer Main Street Funds, Inc.     Centennial Government Trust
Oppenheimer Main Street Small Cap Fund  Centennial Money Market Trust
Oppenheimer Municipal Fund              Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund             Centennial Tax Exempt Trust

    Ms. Macaskill and Messrs. Swain, Bishop, Wixted, Donohue, Farrar and Zack, who are officers of the Fund, respectively hold the same offices with the other Denver-based Oppenheimer funds. As of March 31, 2000, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect shares held of record by an employee benefit plan for employees of the Manager other than shares beneficially owned under that plan by the officers of the Fund listed below. Ms. Macaskill and Mr. Donohue, are trustees of that plan.

1. Mr. Armstrong is not a Trustee of Centennial Tax Exempt Trust, Centennial New York Tax-Exempt Trust, Centennial Money Market Trust, Centennial Government Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., Oppenheimer Main Street Funds, Inc., Oppenheimer Cash Reserves, or Oppenheimer Champion Income Fund. Mr. Bowen is not a Trustee of Oppenheimer Strategic Income Fund, Inc., Oppenheimer Integrity Fund, Centennial New York Tax Exempt Trust, or a director of Panorama Series Fund, Inc. nor a Managing General Partner of Centennial America Fund, L.P. Mr. Cameron is not a Trustee of Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Bond Fund, Oppenheimer High Yield Fund, Oppenheimer Main Street Funds, Inc., Panorama Series Fund, Inc., Centennial American Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, or Centennial Tax Exempt Trust. Mr. Fossel is not a Trustee of Centennial New York Tax Exempt Trust nor a Managing Partner of Centennial America Fund, L.P. Ms. Macaskill is not a Trustee of Oppenheimer Strategic Income Fund or Oppenheimer Integrity Funds, or a director of Panorama Series Fund, Inc.


William L. Armstrong, Director, Age: 63.
11 Carriage Lane, Littleton, Colorado 80121
Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company (since 1991), Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997), and Ambassador Media Corporation (since 1984); Chairman of the following private companies: Frontier Real Estate, Inc. (residential real estate brokerage) (since 1994), Frontier Title (title insurance agency) (since 1995) and Great Frontier Insurance (insurance agency) (since 1995); Director of the following public companies: Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991); formerly Director of the following public companies: International Family Entertainment (television channel) (1991 - 1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991 - 1995); formerly U.S. Senator (January 1979 - January 1991).

Robert G. Avis*, Director, Age: 68.
One North Jefferson Ave., St. Louis, Missouri 63103
Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc. (general partnership of private equity funds), Director of A.G. Edwards & Sons, Inc. (a broker-dealer) and Director of A.G. Edwards Trust Companies (trust companies), formerly, Vice Chairman of A.G. Edwards & Sons, Inc. and A.G.
Edwards, Inc. (its parent holding company) and Chairman of A.G.E. Asset Management (an investment advisor).


William A. Baker, Director, Age: 85.
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

George C. Bowen, Director,  Age: 63.
6803 South Tucson Way, Englewood, Colorado 80112
Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April
1986) of HarbourView Asset Management Corporation; Senior Vice President (since February 1992), Treasurer (since July 1991) Assistant Secretary and a director (since December 1991) of Centennial Asset Management Corporation; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April
1981) of Shareholder Services, Inc.; Vice President, Treasurer and Secretary of Shareholder Financial Services, Inc. (since November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. (since March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Treasurer of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997).

Edward L. Cameron, Director, Age: 61
Spring Valley Road, Morristown, New Jersey 07960
Formerly  (from  1974-1999)  a  partner  with   PricewaterhouseCoopers  LLC  (an
accounting firm) and Chairman, Price Waterhouse LLP Global Investment management Industry Services Group (from 1994-1998).

Jon S. Fossel, Director, Age:  58.
P.O. Box 44, Mead Street, Waccabuc, New York 10597
Formerly Chairman and a director of the Manager, President and a director of Oppenheimer Acquisition Corp., the Manager's parent holding company, and Shareholder Services, Inc. and Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager.

Sam Freedman, Director, Age: 59.
4975 Lakeshore Drive, Littleton, Colorado 80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc., Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc., Vice President and director of Oppenheimer Acquisition Corp. and a director of OppenheimerFunds, Inc.

Raymond J. Kalinowski, Director, Age: 70.
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc. (a computer products training company), self-employed consultant (securities matters).

C. Howard Kast, Director, Age: 78.
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Director, Age: 78.
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Bridget A. Macaskill*, President and Director, Age: 51.
Two World Trade Center, New York, New York 10048-0203
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation, an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September
1995),  transfer agent  subsidiaries of the Manager;  President (since September
1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October
1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Prudential Corporation plc (a U.K. financial service company).

Ned M. Steel, Director,  Age: 84.
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado.

James C. Swain*, Chairman, Chief Executive Officer and Director, Age: 66. 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager and Chairman of the Board of Shareholder Services, Inc.

Andrew J. Donohue, Vice President and Secretary, Age: 49.
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 41.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 34.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Brian W. Wixted, Treasurer, Principal Financial and Accounting Officer, Age: 40. 6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).

Robert G. Zack, Assistant Secretary, Age: 51.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November 1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

    |X| Remuneration of Directors. The officers of the Fund and two Directors of the Fund (Ms. Macaskill and Mr. Swain) are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Directors of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended December 31, 1999. The compensation from all of the Denver-based Oppenheimer funds includes the compensation from the Fund and represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1999.

------------------------------------------------------------------------------
                                                       Total Compensation
                                                       from Denver-Based
  Director's Name and     Aggregate Compensation     Oppenheimer Funds (38
    Other Positions             from Fund                   funds)1
------------------------------------------------------------------------------
------------------------------------------------------------------------------
William H. Armstrong              $1,810                    $14,542
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Robert G. Avis                    $8,463                    $67,998
------------------------------------------------------------------------------
------------------------------------------------------------------------------
William A. Baker                  $8,463                    $67,998
------------------------------------------------------------------------------
------------------------------------------------------------------------------
George C. Bowen                   $2,972                    $23,879
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------------------------------------------------------------------------------
Edward L. Cameron                  $302                      $2,430
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------------------------------------------------------------------------------
Jon. S. Fossel
Review Committee Member           $8,287                    $66,586
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Sam Freedman
Review Committee Member           $9,209                    $73,998
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Raymond J. Kalinowski
Audit Committee Member            $9,116                    $73,248
------------------------------------------------------------------------------
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C. Howard Kast
Audit    and     Review
Committee Chairman                $9,816                    $78,873
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------------------------------------------------------------------------------
Robert M. Kirchner
Audit Committee Member            $8,618                    $69,248
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Ned M. Steel                      $8,463                    $67,998
------------------------------------------------------------------------------
1. For the 1999 calendar year. Compensation is only from funds on whose Board a Director served, as described above.

    |X| Deferred Compensation Plan. The Board of Directors has adopted a Deferred Compensation Plan for disinterested directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds.

    Deferral of Director's fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Director under the plan without shareholder approval for the limited purpose of determining the value of the Director's deferred fee account.

    |X| Major Shareholders. As of April 14, 2000 the only person who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares was:
        Massachussetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111-0001 which owned for the benefit of its clients 4,013,941.898 Class Y shares (representing 98.56% of the Class Y shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

    |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

    The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's public Reference Room in Washington D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1-202-942-8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at http:// www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

    |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Department provide the portfolio managers with counsel and support in managing the Fund's portfolio.

      The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.

-------------------------------------------------------------------------------
 Fiscal Year ended 12/31:     Management Fees Paid to OppenheimerFunds, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           1997                                $15,602,793
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           1998                                $18,483,834
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-------------------------------------------------------------------------------
           1999                                $21,073,662
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      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

                         Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Directors.

      Under the investment advisory agreement, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

    Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

    Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Directors permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Directors permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

-------------------------------------------------------------------------------
 Fiscal Year Ended 12/31:     Total Brokerage Commissions Paid by the Fund1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           1997                                $4,298,092
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           1998                                $2,842,3122
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           1999                                $2,635,816
-------------------------------------------------------------------------------
1. Amounts do not include spreads or concessions on principal transactions on a net trade basis.
2. In the fiscal year ended 12/31/99, the amount of transactions directed to brokers for research services was $690,943,863 and the amount of the commissions paid to broker-dealers for those services was $808,378.

                         Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor other than those paid by the Fund under the Distribution and Service Plans.

    The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares during the Fund's three most recent fiscal years is shown in the table below.

-------------------------------------------------------------------------------
           Aggregate      Class A     Commissions   Commissions   Commissions
           Front-End     Front-End     on Class A    on Class B   on Class C
Fiscal       Sales         Sales         Shares        Shares       Shares
Year       Charges on     Charges     Advanced by   Advanced by   Advanced by
Ended       Class A     Retained by   Distributor1  Distributor1 Distributor1
 12/31:      Shares     Distributor
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  1997     $4,143,424   $1,483,220      $36,045      $4,481,926    $158,724
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  1998     $3,975,257   $1,342,124      $75,535      $4,675,603    $187,049
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  1999     $3,586,666   $1,235,653      $101,858     $4,474,217    $223,694
-------------------------------------------------------------------------------
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

-------------------------------------------------------------------------------
Fiscal      Class A Contingent    Class B Contingent
Year          Deferred Sales        Deferred Sales       Class C Contingent
Ended       Charges Retained by   Charges Retained by  Deferred Sales Charges
  12/31         Distributor           Distributor      Retained by Distributor
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
   1999           10,798              $1,286,143               $27,758
-------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

      Under the plans, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Directors and its Independent Directors specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Directors and the Independent Directors must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Directors at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Directors.

      Each plan states that while it is in effect, the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Directors. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Directors.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Directors. The Board of Directors has set no minimum amount of assets to qualify for payments under the plans.

      |X| Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions, persons or entities (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased on or after April 1, 1988. The rate is 0.15% for shares purchased before that date. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers purchased on or after April 1, 1988, and 0.15% on shares purchased before that date.

      For the fiscal year ended December 31, 1999 payments under the Class A Plan totaled $5,331,807, all of which was paid by the Distributor to recipients. That included $433,314 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

      |X| Class B and Class C Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate for its services, whether its costs in distributing Class B and Class C shares and servicing accounts are more or less than the amounts paid by the Fund under the plan for the period for which the fee is paid. The types of services that recipients provide for payment of the service fee are similar to the services provided under the Class A service plan, described above.

      The Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay on demand the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

    The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing commission for distribution services to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase.

      The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:

o pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described above,

o may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,

o employs personnel to support distribution of Class B and Class C shares, and

o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. All payments under the Class B and the Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

--------------------------------------------------------------------------------
     Distribution Fees Paid to the Distributor for the Year Ended 12/31/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                   Distributor's
                                               Distributor's      Unreimbursed
                  Total          Amount          Aggregate       Expenses as %
                 Payments     Retained by      Unreimbursed      of Net Assets
Class:          Under Plan    Distributor   Expenses Under Plan     of Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Plan   $11,962,493    $9,316,0151       $8,634,201           0.75%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Plan     $661,360      $248,4872         $707,054            0.93%
--------------------------------------------------------------------------------
1.  Includes $190,974 paid to and affiliate of the Distributor's parent company.
2.  Includes $15,676 paid to and affiliate of the Distributor's parent company.

                             Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:
      |_|Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      |_| An investment in the Fund is not insured by the FDIC or any other government agency.
|_| The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
|_| The principal value of the Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis.

|_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
|_| Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period. There is no sales charge on Class Y shares.

            |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:


                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )


      |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

            ERV - P
            ------- = Total Return
               P



            |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------
            The Fund's Total Returns for the Periods Ended 12/31/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Cumulative
           Total Returns
Class of    (10 years or
Shares     Life of Class)              Average Annual Total Returns
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                  5-Year           10-Year
                                                    (or              (or
                                1-Year        life-of-class)    life-of-class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          After    Without After    Without  After    Without  After    Without
          Sales    Sales   Sales    Sales    Sales    Sales    Sales    Sales
           Charge  Charge   Charge   Charge   Charge   Charge   Charge  Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A   342.81%  369.82% 11.53%   18.34%   21.81%   23.26%   16.04%1  16.73%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B   183.47%2 183.47%212.37%   17.37%   22.06%   22.24%   16.93%2  16.93%2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C   129.99%3 129.99%316.37%   17.37%   21.16%3  21.16%3  N/A      N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y   177.31%4 177.31%418.53%   18.53%   23.41%   23.41%4  20.04%4  20.04%4
--------------------------------------------------------------------------------
1. Inception of Class A:      9/30/75.
2. Inception of Class B:      5/3/93.
3. Inception of Class C:      8/29/95.
4. Inception of Class Y:      6/1/94.

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |X| Morningstar Ratings and Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service.
Morningstar  rates  and  ranks  mutual  funds  in broad  investment  categories:
domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is included in the domestic stock funds category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk is measured by a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in the fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rating is the fund's (or class's) overall rating, which is the fund's 3-year rating or its combined 3- and 5-year ranking (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year rating (weighted 40%/30%/30%, respectively), depending on the inception date of the fund (or class). Ratings are subject to change monthly.

      The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star rating. Those total return rankings are percentages from one percent to one hundred percent and are not risk-adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

      |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

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A B O U T  Y O U R  A C C O U N T
--------------------------------------------------------------------------------

How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
         |_|Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
         |_|current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
         |_|Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

      |X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

                                        Oppenheimer   Main   Street   California
Oppenheimer Bond Fund                     Municipal Fund
                                        Oppenheimer  Main Street Growth & Income
Oppenheimer Capital Appreciation Fund     Fund
Oppenheimer  Capital  Preservation  Fund  Oppenheimer Main Street Small Cap Fund
Oppenheimer  California  Municipal  Fund  Oppenheimer  MidCap  Fund  Oppenheimer
Champion Income Fund Oppenheimer Multiple Strategies Fund Oppenheimer Convertible Securities Fund Oppenheimer Municipal Bond Fund Oppenheimer
Developing Markets Fund Oppenheimer New York Municipal Fund Oppenheimer Disciplined Allocation Fund Oppenheimer New Jersey Municipal Fund Oppenheimer Disciplined Value Fund Oppenheimer Pennsylvania Municipal Fund Oppenheimer Discovery Fund Oppenheimer Quest Balanced Value Fund
                                        Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Enterprise Fund               Inc.
                                        Oppenheimer  Quest  Global  Value  Fund,
Oppenheimer Capital Income Fund           Inc.
Oppenheimer Europe Fund Oppenheimer Quest Opportunity Value Fund Oppenheimer Florida Municipal Fund Oppenheimer Quest Small Cap Value Fund Oppenheimer Global Fund Oppenheimer Quest Value Fund, Inc. Oppenheimer Global Growth & Income Fund Oppenheimer Real Asset Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Senior Floating Rate Fund Oppenheimer Growth Fund Oppenheimer Strategic Income Fund Oppenheimer High Yield Fund Oppenheimer Total Return Fund, Inc. Oppenheimer Insured Municipal Fund Oppenheimer Trinity Core Fund Oppenheimer Intermediate Municipal Fund Oppenheimer Trinity Growth Fund Oppenheimer International Bond
Fund Oppenheimer Trinity Value Fund Oppenheimer International Growth Fund Oppenheimer U.S. Government Trust Oppenheimer International Small Company Fund Oppenheimer World Bond Fund Oppenheimer Large Cap Growth Fund Limited-Term New York Municipal Fund Oppenheimer Limited-Term Government Fund Rochester Fund Municipals

and the following money market funds:

Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust               Oppenheimer Cash Reserves
Centennial Money Market Trust             Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

      |X| Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

          A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |_|  Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

          3.If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:

(a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,

(b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and

(c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected in your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before  you  establish  Asset  Builder  payments,   you  should  obtain  a
prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of Retirement Plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the Plan's applicable investments reach $5 million.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian bank fees, Directors' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Directors, custodian bank expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days and the values of some of the Fund's portfolio securities may change significantly on these days, when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

     |X| Securities Valuation. The Fund's Board of Directors has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

     |_| Equity securities traded on a U.S. securities exchange or on Nasdaq are valued as follows:

(1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, on that day, or

(2)         if last sale  information is not available on a valuation date, they are valued at the last reported  sale price  preceding the valuation date if it is within the  spread of the  closing  "bid" and  "asked"
            prices on the valuation  date or, if not, at the closing "bid" price on the valuation date.
      |_| Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service approved by the Board of Directors, or
(2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
      |_| Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
      |_| The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1) debt instruments that have a maturity of more than 397 days when issued, (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)         non-money market debt instruments that had a maturity of 397 days or less when issued and which have a  remaining  maturity of 60 days or less.
      |_| The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts: (1) money market debt securities held by a non-money market fund that had a maturity  of less than 397 days when  issued  that have a  remaining maturity of 60 days or less, and
(2)         debt  instruments  held by a money market fund that have a remaining maturity of 397 days or less.
      |_| Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Directors. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

          When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

                            How to Sell Shares

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
      |_| Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
      |_| Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Directors of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Directors has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Sending Redemption Proceeds by Wire. The wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must

(1) state the reason for the distribution;

(2) state the owner's awareness of tax penalties if the distribution is premature; and

(3) conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker or authorized agent (i.e. Schwab and TPAs) from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information.

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1.800.525.7048.

o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares. Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.
o Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401 (k) plans.
o Only certain Oppenheimer Funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other Fund.
o Class M Shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves. If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Flating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.
o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

          Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sale charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one Class must specify which class of shares they wish to exchange.

      |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

                            Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset value per share.

      The Fund has no fixed dividend rate for Class B, Class C and Class Y, and the rate can change for Class A shares. There can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

          Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus.

          Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Board of Directors and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

      If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

                            Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It acts on an "at-cost" basis. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. The Bank of New York is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian bank in a manner uninfluenced by any banking relationship the custodian bank may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. Deloitte & Touche LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

================================================================================
To the Board of Directors and Shareholders of Oppenheimer Total Return Fund,
Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Total Return Fund, Inc. as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998 and the financial highlights for the period January 1, 1995, to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Total Return Fund, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




/s/ Deloitte & Touche LLP

Deloitte & Touche LLP


Denver, Colorado
January 24, 2000

35   OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS December 31, 1999



Market Value

Shares      See Note 1
=================================================================================================================
Common Stocks--77.8%
-----------------------------------------------------------------------------------------------------------------
Basic Materials--1.5%
-----------------------------------------------------------------------------------------------------------------
Chemicals--0.2%
International Flavors & Fragrances,
Inc.                                                  260,000    $  9,815,000
-----------------------------------------------------------------------------------------------------------------
Paper--1.3%
International Paper
Co.                                                                   460,412
25,984,502
-----------------------------------------------------------------------------------------------------------------
Pactiv
Corp.(1)
300,000       3,187,500
-----------------------------------------------------------------------------------------------------------------
Smurfit-Stone Container
Corp.(1)                                                          300,000
7,350,000
-----------------------------------------------------------------------------------------------------------------
Sonoco Products
Co.
330,000       7,507,500
-----------------------------------------------------------------------------------------------------------------
Weyerhaeuser
Co.
200,000      14,362,500

------------

58,392,002

-----------------------------------------------------------------------------------------------------------------
Capital Goods--3.7%
-----------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.1%
Goodrich (B.F.)
Co.
200,000       5,500,000
-----------------------------------------------------------------------------------------------------------------
Raytheon Co., Cl.
A
12,754         316,459

------------

5,816,459

-----------------------------------------------------------------------------------------------------------------
Industrial Services--0.3%
Republic Services,
Inc.(1)                                                              1,000,000
14,375,000
-----------------------------------------------------------------------------------------------------------------
Manufacturing--3.3%
American Standard Cos.,
Inc.(1)                                                           285,300
13,088,137
-----------------------------------------------------------------------------------------------------------------
Honeywell International,
Inc.                                                             337,500
19,469,531
-----------------------------------------------------------------------------------------------------------------
Tenneco Automotive
Inc.(1)
60,000         558,750
-----------------------------------------------------------------------------------------------------------------
Tyco International
Ltd.                                                                 2,956,576
114,936,892

------------

148,053,310

-----------------------------------------------------------------------------------------------------------------
Communication Services--4.3%
-----------------------------------------------------------------------------------------------------------------
Telecommunications: Long Distance--1.8%
AT&T
Corp.
246,554      12,512,615
-----------------------------------------------------------------------------------------------------------------
MCI WorldCom,
Inc.(1)
373,650      19,826,803
-----------------------------------------------------------------------------------------------------------------
Nortel Networks
Corp.
478,200      48,298,200

------------

80,637,618

-----------------------------------------------------------------------------------------------------------------
Telephone Utilities--2.5%
Bell Atlantic
Corp.
758,400      46,689,000
-----------------------------------------------------------------------------------------------------------------
BellSouth
Corp.
360,000      16,852,500
-----------------------------------------------------------------------------------------------------------------
GTE
Corp.
400,000      28,225,000
-----------------------------------------------------------------------------------------------------------------
SBC Communications,
Inc.                                                                  400,000
19,500,000

------------

111,266,500


12   OPPENHEIMER TOTAL RETURN FUND, INC.


Market Value

Shares      See Note 1
-----------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--17.3%
-----------------------------------------------------------------------------------------------------------------
Autos & Housing--0.3%
Delphi Automotive Systems
Corp.                                                           293,500    $
4,622,625
-----------------------------------------------------------------------------------------------------------------
Lear
Corp.(1)
271,800       8,697,600

------------

13,320,225

-----------------------------------------------------------------------------------------------------------------
Consumer Services--1.3%
Dun & Bradstreet
Corp.
600,000      17,700,000
-----------------------------------------------------------------------------------------------------------------
Young & Rubicam,
Inc.
557,000      39,407,750

------------

57,107,750

-----------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--0.6%
Carnival
Corp.
400,000      19,125,000
-----------------------------------------------------------------------------------------------------------------
Hasbro,
Inc.
300,000       5,718,750

------------

24,843,750

-----------------------------------------------------------------------------------------------------------------
Media--0.0%
R.H. Donnelley
Corp.(1)
100,000       1,887,500
-----------------------------------------------------------------------------------------------------------------
Retail: General--4.3%
Kohl's
Corp.(1)
820,000      59,193,750
-----------------------------------------------------------------------------------------------------------------
Wal-Mart Stores,
Inc.
1,900,000     131,337,500

------------

190,531,250

-----------------------------------------------------------------------------------------------------------------
Retail: Specialty--10.8%
Abercrombie & Fitch Co., Cl.
A(1)                                                         720,024      19,215,640
-----------------------------------------------------------------------------------------------------------------
AutoNation,
Inc.(1)
1,900,000      17,575,000
-----------------------------------------------------------------------------------------------------------------
AutoZone,
Inc.(1)
500,000      16,156,250
-----------------------------------------------------------------------------------------------------------------
Best Buy Co.,
Inc.(1)
1,120,000      56,210,000
-----------------------------------------------------------------------------------------------------------------
Circuit City Stores-Circuit City
Group                                                    600,000      27,037,500
-----------------------------------------------------------------------------------------------------------------
Home Depot,
Inc.
3,341,691     229,114,689
-----------------------------------------------------------------------------------------------------------------
Intimate Brands, Inc., Cl.
A                                                              100,000
4,312,500
-----------------------------------------------------------------------------------------------------------------
Linens 'N Things,
Inc.(1)
555,800      16,465,575
-----------------------------------------------------------------------------------------------------------------
OfficeMax,
Inc.(1)
1,900,000      10,450,000
-----------------------------------------------------------------------------------------------------------------
Sherwin-Williams
Co.
302,200       6,346,200
-----------------------------------------------------------------------------------------------------------------
Tandy
Corp.
1,515,000      74,519,062

------------

477,402,416

-----------------------------------------------------------------------------------------------------------------
Consumer Staples--4.3%
-----------------------------------------------------------------------------------------------------------------
Beverages--0.4%
Anheuser-Busch Cos.,
Inc.                                                                 250,000
17,718,750


13   OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS  Continued



Market Value

Shares      See Note 1
-----------------------------------------------------------------------------------------------------------------
Broadcasting--0.5%
Fox Entertainment Group, Inc., A
Shares(1)                                                200,000    $  4,987,500
-----------------------------------------------------------------------------------------------------------------
Infinity Broadcasting Corp., Cl.
A(1)                                                     500,100      18,097,369

------------

23,084,869

-----------------------------------------------------------------------------------------------------------------
Entertainment--1.1%
Brinker International,
Inc.(1)                                                            500,000
12,000,000
-----------------------------------------------------------------------------------------------------------------
Royal Caribbean Cruises
Ltd.                                                              700,000
34,518,750

------------

46,518,750

-----------------------------------------------------------------------------------------------------------------
Food--0.5%
General Mills,
Inc.
200,000       7,150,000
-----------------------------------------------------------------------------------------------------------------
Heinz (H.J.)
Co.
200,000       7,962,500
-----------------------------------------------------------------------------------------------------------------
Nabisco Group Holdings
Corp.                                                              700,000
7,437,500

------------

22,550,000

-----------------------------------------------------------------------------------------------------------------
Food & Drug Retailers--0.9%
CVS
Corp.
943,000      37,661,062
-----------------------------------------------------------------------------------------------------------------
Kroger
Co.(1)
100,000       1,887,500

------------

39,548,562

-----------------------------------------------------------------------------------------------------------------
Household Goods--0.8%
Dial Corp.
(The)
950,000      23,096,875
-----------------------------------------------------------------------------------------------------------------
Newell Rubbermaid,
Inc.                                                                   400,000
11,600,000

------------

34,696,875

-----------------------------------------------------------------------------------------------------------------
Tobacco--0.1%
Philip Morris Cos.,
Inc.                                                                  200,000
4,637,500
-----------------------------------------------------------------------------------------------------------------
Energy--3.3%
-----------------------------------------------------------------------------------------------------------------
Energy Services--0.7%
Coastal
Corp.
400,000      14,175,000
-----------------------------------------------------------------------------------------------------------------
Schlumberger
Ltd.
253,600      14,265,000
-----------------------------------------------------------------------------------------------------------------
Transocean Sedco Forex,
Inc.                                                               49,096
1,653,921

------------

30,093,921

-----------------------------------------------------------------------------------------------------------------
Oil: Domestic--2.5%
Atlantic Richfield
Co.                                                                    150,000
12,975,000
-----------------------------------------------------------------------------------------------------------------
Conoco, Inc., Cl.
B
624,600      15,536,925
-----------------------------------------------------------------------------------------------------------------
Exxon Mobil
Corp.
564,030      45,439,667
-----------------------------------------------------------------------------------------------------------------
Tosco
Corp.
400,000      10,875,000
-----------------------------------------------------------------------------------------------------------------
Unocal
Corp.
300,000      10,068,750
-----------------------------------------------------------------------------------------------------------------
USX-Marathon
Group
600,000      14,812,500

------------

109,707,842


14   OPPENHEIMER TOTAL RETURN FUND, INC.


Market Value

Shares      See Note 1
-----------------------------------------------------------------------------------------------------------------
Oil: International--0.1%
Royal Dutch Petroleum Co., NY
Shares                                                      100,000    $  6,043,750
-----------------------------------------------------------------------------------------------------------------
Financial--9.8%
-----------------------------------------------------------------------------------------------------------------
Banks--4.0%
Bank of America
Corp.
582,900      29,254,294
-----------------------------------------------------------------------------------------------------------------
Bank One
Corp.
330,000      10,580,625
-----------------------------------------------------------------------------------------------------------------
Chase Manhattan
Corp.
300,000      23,306,250
-----------------------------------------------------------------------------------------------------------------
East West Bancorp,
Inc.(2)                                                              1,000,000
11,437,500
-----------------------------------------------------------------------------------------------------------------
Fifth Third
Bancorp
310,000      22,746,250
-----------------------------------------------------------------------------------------------------------------
First Union
Corp.
400,000      13,125,000
-----------------------------------------------------------------------------------------------------------------
Firstar
Corp.
625,000      13,203,125
-----------------------------------------------------------------------------------------------------------------
FleetBoston Financial
Corp.                                                               200,600
6,983,387
-----------------------------------------------------------------------------------------------------------------
KeyCorp
400,000       8,850,000
-----------------------------------------------------------------------------------------------------------------
National City
Corp.
620,000      14,686,250
-----------------------------------------------------------------------------------------------------------------
PNC Bank
Corp.
270,000      12,015,000
-----------------------------------------------------------------------------------------------------------------
Summit
Bancorp
360,000      11,025,000

------------

177,212,681

-----------------------------------------------------------------------------------------------------------------
Diversified Financial--3.9%
American Express
Co.
50,000       8,312,500
-----------------------------------------------------------------------------------------------------------------
Anthracite Capital,
Inc.                                                                  400,000
2,550,000
-----------------------------------------------------------------------------------------------------------------
Citigroup,
Inc.
1,250,700      69,492,019
-----------------------------------------------------------------------------------------------------------------
Freddie
Mac
200,000       9,412,500
-----------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.
(The)                                                           108,200
10,191,087
-----------------------------------------------------------------------------------------------------------------
Household International,
Inc.                                                             759,990
28,309,628
-----------------------------------------------------------------------------------------------------------------
Imperial Credit Commercial Mortgage Investment
Corp.                                      500,000       5,687,500
-----------------------------------------------------------------------------------------------------------------
Schwab (Charles)
Corp.
981,400      37,661,225

------------

171,616,459

-----------------------------------------------------------------------------------------------------------------
Insurance--1.6%
Aetna,
Inc.
225,000      12,557,813
-----------------------------------------------------------------------------------------------------------------
AFLAC,
Inc.
275,000      12,976,563
-----------------------------------------------------------------------------------------------------------------
American General
Corp.
300,000      22,762,500
-----------------------------------------------------------------------------------------------------------------
Enhance Financial Services Group,
Inc.                                                    600,000       9,750,000
-----------------------------------------------------------------------------------------------------------------
St. Paul Cos.,
Inc.
400,000      13,475,000

------------

71,521,876
-----------------------------------------------------------------------------------------------------------------
Savings & Loans--0.3%
Local Financial
Corp.(1)
400,000       4,150,000
-----------------------------------------------------------------------------------------------------------------
Washington Mutual,
Inc.
300,000       7,800,000

------------

11,950,000


15   OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS  Continued



Market Value

Shares      See Note 1
-----------------------------------------------------------------------------------------------------------------
Healthcare--5.9%
-----------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--4.9%
American Home Products
Corp.                                                              300,000   $
11,831,250
-----------------------------------------------------------------------------------------------------------------
Amgen,
Inc.(1)
1,900,000     114,118,750
-----------------------------------------------------------------------------------------------------------------
Biogen,
Inc.(1)
827,800      69,949,100
-----------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb
Co.                                                                  300,000
19,256,250

------------

215,155,350

-----------------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--1.0%
Bausch & Lomb,
Inc.
150,000      10,265,625
-----------------------------------------------------------------------------------------------------------------
Cardinal Health,
Inc.
495,300      23,712,488
-----------------------------------------------------------------------------------------------------------------
HEALTHSOUTH
Corp.(1)
430,000       2,311,250
-----------------------------------------------------------------------------------------------------------------
Medtronic,
Inc.
229,000       8,344,188

------------

44,633,551

-----------------------------------------------------------------------------------------------------------------
Technology--24.0%
-----------------------------------------------------------------------------------------------------------------
Computer Hardware--4.7%
Dell Computer
Corp.(1)
790,000      40,290,000
-----------------------------------------------------------------------------------------------------------------
EMC
Corp.(1)
833,300      91,038,025
-----------------------------------------------------------------------------------------------------------------
Gateway,
Inc.(1)
400,700      28,875,444
-----------------------------------------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl.
A(1)                                               552,500      50,001,250

------------

210,204,719

-----------------------------------------------------------------------------------------------------------------
Computer Software--5.2%
Compuware
Corp.(1)
1,335,000      49,728,750
-----------------------------------------------------------------------------------------------------------------
Microsoft
Corp.(1)
1,545,861     180,479,272

------------

230,208,022

-----------------------------------------------------------------------------------------------------------------
Communications Equipment--2.6%
Cisco Systems,
Inc.(1)
1,094,000     117,194,750
-----------------------------------------------------------------------------------------------------------------
Electronics--11.2%
Intel
Corp.
290,000      23,870,625
-----------------------------------------------------------------------------------------------------------------
JDS Uniphase
Corp.(1)
2,359,416     380,603,294
-----------------------------------------------------------------------------------------------------------------
Motorola,
Inc.
225,000      33,131,250
-----------------------------------------------------------------------------------------------------------------
Solectron
Corp.(1)
350,000      33,293,750
-----------------------------------------------------------------------------------------------------------------
Waters
Corp.(1)
500,000      26,500,000

------------

497,398,919

-----------------------------------------------------------------------------------------------------------------
Photography--0.3%
Eastman Kodak
Co.
200,000      13,250,000


16   OPPENHEIMER TOTAL RETURN FUND, INC.


Market Value

Shares      See Note 1
-----------------------------------------------------------------------------------------------------------------
Utilities--3.7%
-----------------------------------------------------------------------------------------------------------------
Electric Utilities--2.2%
AES Corp.
(The)(1)
561,000  $   41,934,750
-----------------------------------------------------------------------------------------------------------------
Allegheny Energy,
Inc.
210,000       5,656,875
-----------------------------------------------------------------------------------------------------------------
Carolina Power & Light
Co.                                                                110,000
3,348,125
-----------------------------------------------------------------------------------------------------------------
DQE,
Inc.
144,100       4,989,462
-----------------------------------------------------------------------------------------------------------------
Illinova
Corp.
300,000      10,425,000
-----------------------------------------------------------------------------------------------------------------
New Century Energies,
Inc.                                                                200,000
6,075,000
-----------------------------------------------------------------------------------------------------------------
Southern
Co.
298,500       7,014,750
-----------------------------------------------------------------------------------------------------------------
Texas Utilities
Co.
200,000       7,112,500
-----------------------------------------------------------------------------------------------------------------
Unicom
Corp.
300,000      10,050,000

--------------

96,606,462

-----------------------------------------------------------------------------------------------------------------
Gas Utilities--1.5%
Enron
Corp.
1,500,000      66,562,500

--------------
Total Common Stocks (Cost
$2,041,966,331)
3,451,564,888


=================================================================================================================
Preferred Stocks--0.3%
TCI Pacific Communications, Inc., 5% Cum. Cv. Sr., Cl. A (Cost
$4,851,250)                 50,000      15,414,300


=================================================================================================================
Other Securities--2.1%
Coastal Corp., 6.625% Cv. Preferred Redeemable Increased
Dividend Equity
Securities
300,000       6,993,750
-----------------------------------------------------------------------------------------------------------------
Dollar General Corp., 8.50% Cv. Structured Yield Product
Exchangeable for
Stock
271,100       9,793,487
-----------------------------------------------------------------------------------------------------------------
MediaOne Group, Inc., 6.25% Cv. Premium Income Exchangeable Securities
for Airtouch Communications, Inc. Common
Stock                                            258,000      27,864,000
-----------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.25% Structured Yield Product
Exchangeable for Stock of IMC Global,
Inc.                                                 90,900       1,624,838
-----------------------------------------------------------------------------------------------------------------
Newell Financial Trust I, 5.25% Cum. Cv. Quarterly Income
Preferred Securities,
Non-Vtg.(2)                                                         163,000
6,214,375
-----------------------------------------------------------------------------------------------------------------
Premier Parks, Inc., 7.50% Cum. Cv. Premium Income
Equity Securities,
Non-Vtg.                                                               232,000
12,528,000
-----------------------------------------------------------------------------------------------------------------
Reliant Energy, Inc., 7% Automatic Common Exchange Securities
for Time Warner, Inc. Common
Stock                                                         80,000       9,640,000
-----------------------------------------------------------------------------------------------------------------
Sovereign Capital Trust II, 7.50% Cv. Preferred Income Equity Redeemable
Stock(1)          87,900       4,285,125
-----------------------------------------------------------------------------------------------------------------
St. George Bank, ADR 9% Cv. Structured Yield Product
Exchangeable for Common Stock of St. George
Bank(2)                                        90,000       4,820,625
-----------------------------------------------------------------------------------------------------------------
Texas Utilities Co., 9.25% Cv. Preferred Redeemable Increased
Dividend Equity Securities,
Non-Vtg.                                                      117,600
5,130,300
-----------------------------------------------------------------------------------------------------------------
Union Pacific Capital Trust, 6.25% Cum. Term Income
Deferrable Equity Securities,
Non-Vtg.                                                     87,600       3,646,350

--------------
Total Other Securities (Cost
$80,110,206)                                                              92,540,850


17   OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS  Continued



Face    Market Value

Amount(3)   See Note 1
=================================================================================================================
U.S. Government Obligations--3.5%
U.S. Treasury Bonds:
6.625%,
2/15/27                                                                      $
25,675,000    $ 25,434,297
STRIPS, 6.17%,
2/15/20(4)
100,000,000      25,646,800
STRIPS, 6.51%,
8/15/19(4)
100,000,000      26,478,100
STRIPS, 6.92%,
11/15/18(4)
54,000,000      15,044,778
-----------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
6.25%,
2/15/07
31,200,000      30,712,500
6.625%,
3/31/02
30,050,000      30,265,999

------------
Total U.S. Government Obligations (Cost
$158,147,522)                                                 153,582,474

=================================================================================================================
Non-Convertible Corporate Bonds and Notes--0.0%
Dresdner Finance BV, 5.50% Gtd. Nts., 4/30/04 DEM (Cost
$279,377)                         417,000         425,928

=================================================================================================================
Convertible Corporate Bonds and Notes--1.4%
EMC Corp., 3.25% Cv. Sub. Nts.,
3/15/02(2)                                              4,500,000      43,458,750
-----------------------------------------------------------------------------------------------------------------
Level One Communications, Inc., 4% Cv. Sub. Nts.,
9/1/04(2)                             3,500,000       9,480,625
-----------------------------------------------------------------------------------------------------------------
Offshore Logistics, Inc., 6% Cv. Sub. Nts.,
12/15/03(2)                                 5,000,000       4,118,750
-----------------------------------------------------------------------------------------------------------------
Sunrise Assisted Living, Inc., 5.50% Cv. Nts.,
6/15/02(2)                               3,409,000       2,684,588

------------
Total Convertible Corporate Bonds and Notes (Cost
$16,490,250)                                         59,742,713

=================================================================================================================
Short-Term Notes--14.3%
CIT Group Holdings, Inc., 6.27%,
1/26/00(5)                                            50,000,000      49,782,292
-----------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank:
5.60%,
1/7/00(5)
25,000,000      24,976,667
5.78%,
1/21/00(5)
25,000,000      24,919,722
-----------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
5.60%,
1/13/00(5)
33,110,000      33,048,084
5.61%,
1/11/00(5)
44,728,000      44,658,299
5.65%,
1/10/00(5)
50,000,000      49,929,375
5.76%,
1/28/00(5)
40,000,000      39,827,200
-----------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
5.61%,
1/18/00(5)
50,000,000      49,867,542
5.64%,
1/16/00(5)
50,000,000      49,960,833
-----------------------------------------------------------------------------------------------------------------
General Electric Capital Services, 5.87%,
1/14/00(5)                                   50,000,000      49,894,014
-----------------------------------------------------------------------------------------------------------------
Hertz Corp., 5.93%,
1/10/00(5)                                                         50,000,000
49,925,875
-----------------------------------------------------------------------------------------------------------------
IBM Credit Corp., 6.02%,
2/9/00(5)                                                     50,000,000
49,673,916
-----------------------------------------------------------------------------------------------------------------
Koch Industries, Inc.:
3.50%,
1/5/00(5)
20,000,000      19,991,111
4.50%,
1/3/00(5)
50,000,000      49,987,500
-----------------------------------------------------------------------------------------------------------------
Wells Fargo Co., 5.94%,
1/12/00(5)                                                     50,000,000
49,909,250

------------
Total Short-Term Notes (Cost
$636,351,680)                                                            636,351,680


18   OPPENHEIMER TOTAL RETURN FUND, INC.


Face     Market Value

Amount(3)    See Note 1
=================================================================================================================
Repurchase Agreements--0.2%
Repurchase agreement with Banc One Capital Markets, Inc., 2.75%, dated
12/31/99, to be repurchased at $11,402,613 on 1/3/00, collateralized by U.S. Treasury Bonds, 5.25%-12%, 2/15/01-11/15/28, with a value of $4,474,383 and U.S. Treasury Nts., 5%-7.50%, 12/31/00-2/15/07,
with a value of $7,160,234 (Cost
$11,400,000)                                        $11,400,000   $   11,400,000
-----------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost
$2,949,596,616)                                           99.6%   4,421,022,833
-----------------------------------------------------------------------------------------------------------------
Other Assets Net of
Liabilities                                                              0.4
16,744,002

----------------------------
Net
Assets
100.0%  $4,437,766,835

============================


FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $82,215,213 or 1.85% of the Fund's net assets as of December 31, 1999.
3. Face amount is reported in U.S. Dollars, except for those denoted in the following currency: DEM German Mark 4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
5. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


19   OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES December 31, 1999


========================================================================================================
Assets
Investments, at value (cost $2,949,596,616)--see accompanying
statement                   $4,421,022,833
--------------------------------------------------------------------------------------------------------
Cash
1,154,274
--------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments
sold
15,263,576
Interest and
dividends
4,893,650
Shares of capital stock
sold                                                                   2,537,231
Other
72,116

--------------
Total
assets
4,444,943,680

========================================================================================================
Liabilities
Payables and other liabilities:
Shares of capital stock
redeemed                                                               3,897,881
Distribution and service plan
fees                                                             2,140,769
Transfer and shareholder servicing agent
fees                                                    514,069
Shareholder
reports
444,246
Directors'
compensation
7,053
Other
172,827

--------------
Total
liabilities
7,176,845

========================================================================================================
Net
Assets
$4,437,766,835

==============

========================================================================================================
Composition of Net Assets
Par value of shares of capital
stock                                                      $   33,599,079
--------------------------------------------------------------------------------------------------------
Additional paid-in
capital
2,890,533,792
--------------------------------------------------------------------------------------------------------
Undistributed net investment
income                                                            6,412,023
--------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency
transactions                35,796,031
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
currencies                                   1,471,425,910

--------------
Net
assets
$4,437,766,835

==============

========================================================================================================
Net Asset Value Per Share
Class A Shares:
Net  asset  value  and  redemption  price  per  share  (based  on net  assets of
$3,157,204,313  and  238,298,222  shares of capital  stock  outstanding)  $13.25
Maximum  offering price per share (net asset value plus sales charge of 5.75% of offering
price)
$14.06
--------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$1,152,234,676 and 87,955,473 shares of capital stock
outstanding)                                $13.10
--------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and  offering  price per share (based on net assets of  $75,885,558  and
5,780,856 shares of capital stock outstanding) $13.13
--------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value,  redemption  price and  offering  price per share (based on net assets of $52,442,288 and 3,956,243 shares of capital stock outstanding)  $13.26

See accompanying Notes to Financial Statements.


20   OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 1999


========================================================================================================
Investment Income
Interest
$ 42,046,242
--------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of
$25,688)                                       38,890,786

------------
Total
income
80,937,028

========================================================================================================
Expenses
Management
fees
21,073,662
--------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class
A
5,331,807
Class
B
11,962,493
Class
C
661,360
--------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class
A
3,235,481
Class
B
1,411,254
Class
C
77,447
Class
Y
53,917
--------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class
A
169,062
Class
B
20,025
Class
C
4,932
Class
Y
3,673
--------------------------------------------------------------------------------------------------------
Custodian fees and
expenses
81,921
--------------------------------------------------------------------------------------------------------
Directors'
compensation
80,666
--------------------------------------------------------------------------------------------------------
Other
1,239,971

------------
Total
expenses
45,407,671
Less expenses paid
indirectly
(23,971)

------------
Net
expenses
45,383,700

========================================================================================================
Net Investment
Income
35,553,328

========================================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options
exercised)                                        346,131,891
Closing and expiration of option contracts
written                                             1,736,517
Foreign currency
transactions
(2,806)

------------
Net realized
gain
347,865,602

--------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments
302,086,494
Translation of assets and liabilities denominated in foreign
currencies                          (41,816)

------------
Net
change
302,044,678

------------
Net realized and unrealized
gain                                                             649,910,280

========================================================================================================
Net Increase in Net Assets Resulting from
Operations                                        $685,463,608

============

See accompanying Notes to Financial Statements.


21   OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS


Year Ended December 31,
1999               1998
=======================================================================================================
Operations
Net investment income                                                 $
35,553,328     $   37,480,042
-------------------------------------------------------------------------------------------------------
Net realized gain
347,865,602        243,431,853
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation
302,044,678        397,047,043

---------------------------------
Net increase in net assets resulting from operations
685,463,608        677,958,938

=======================================================================================================
Dividends  and/or  Distributions  to Shareholders  Dividends from net investment income:
Class A
(25,530,440)       (30,566,836)
Class B
(1,169,315)        (5,719,175)
Class C
(87,933)          (263,905)
Class Y
(526,019)          (455,751)
-------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A
(223,029,885)      (172,164,137)
Class B
(82,260,938)       (80,057,166)
Class C
(5,385,579)        (3,815,686)
Class Y
(3,747,230)        (2,532,986)

=======================================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A
329,538,222         96,918,666
Class B
(150,785,101)       100,622,566
Class C
12,461,790         16,796,414
Class Y
9,804,068          8,780,891

=======================================================================================================
Net Assets
Total increase
544,745,248        605,501,833
-------------------------------------------------------------------------------------------------------
Beginning of period
3,893,021,587      3,287,519,754

---------------------------------
End of period (including undistributed net investment
income of $6,412,023 and $846,860, respectively)
$4,437,766,835     $3,893,021,587

=================================

See accompanying Notes to Financial Statements.


22   OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS


Class A Year Ended December 31,                      1999         1998
1997         1996         1995
=============================================================================================================
Per Share Operating Data
Net asset value, beginning of period               $12.23       $11.00
$9.77        $9.35        $7.80
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                 .14          .16
 .16          .20          .23
Net realized and unrealized gain                     2.01         2.09
2.49         1.63         2.09

----------------------------------------------------------
Total income from investment operations              2.15         2.25
2.65         1.83         2.32
-------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 (.12)        (.15)
(.14)        (.20)        (.22)
Distributions from net realized gain                (1.01)        (.87)
(1.28)       (1.21)        (.55)

----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                     (1.13)       (1.02)
(1.42)       (1.41)        (.77)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $13.25       $12.23
$11.00        $9.77        $9.35

==========================================================

=============================================================================================================
Total Return, at Net Asset Value(1)                 18.34%       21.16%
27.39%       19.73%       30.12%

=============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)            $3,157       $2,594
$2,238       $1,827       $1,551
-------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                   $2,757       $2,388
$2,045       $1,685       $1,394
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                1.12%        1.31%
1.43%        1.96%        2.53%
Expenses                                             0.87%        0.86%(3)
0.89%(3)     0.90%(3)     0.92%(3)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                             34%          38%
92%         118%          85%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. 2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. 4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,189,628,921 and $1,455,549,024, respectively.

See accompanying Notes to Financial Statements.


23   OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS  Continued

Class B  Year Ended December 31,                       1999
1998             1997             1996             1995
============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $12.10
$10.89            $9.70            $9.29            $7.76
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   .04
 .06              .07              .12              .15
Net realized and unrealized gain                       1.98
2.08             2.45             1.62             2.08

-----------------------------------------------------------------------
Total income from investment operations                2.02
2.14             2.52             1.74             2.23
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.01)
(.06)            (.05)            (.12)            (.15)
Distributions from net realized gain                  (1.01)
(.87)           (1.28)           (1.21)            (.55)

-----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (1.02)
(.93)           (1.33)           (1.33)            (.70)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.10        $12.10
$10.89            $9.70            $9.29

=======================================================================

============================================================================================================================
Total Return, at Net Asset Value(1)                   17.37%
20.25%           26.17%           18.78%           29.03%

============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)              $1,152
$1,202             $987             $755             $590
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                     $1,196
$1,080             $878             $672             $511
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                  0.32%
0.50%            0.62%            1.15%            1.70%
Expenses                                               1.67%
1.67%(3)         1.71%(3)         1.71%(3)         1.75%(3)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                               34%
38%              92%             118%              85%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. 2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. 4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,189,628,921 and $1,455,549,024, respectively.

 See accompanying Notes to Financial Statements.

24   OPPENHEIMER TOTAL RETURN FUND, INC.

Class C     Year Ended December 31,                    1999
1998             1997             1996             1995(5)
============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $12.13
$10.92            $9.72            $9.33            $9.19
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   .04
 .06              .07              .16              .07
Net realized and unrealized gain                       1.98
2.08             2.46             1.57              .73

-----------------------------------------------------------------------
Total income from investment operations                2.02
2.14             2.53             1.73              .80
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.02)
(.06)            (.05)            (.13)            (.11)
Distributions from net realized gain                  (1.00)
(.87)           (1.28)           (1.21)            (.55)

-----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (1.02)
(.93)           (1.33)           (1.34)            (.66)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.13        $12.13
$10.92            $9.72            $9.33

=======================================================================

============================================================================================================================
Total Return, at Net Asset Value(1)                   17.37%
20.20%           26.23%           18.67%            8.82%

============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                 $76
$58              $37              $18               $2
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                        $66
$47              $27               $8               $1
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                  0.31%
0.50%            0.63%            1.05%            1.42%
Expenses                                               1.68%
1.67%(3)         1.72%(3)         1.76%(3)         1.77%(3)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                               34%
38%              92%             118%              84%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. 2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. 4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,189,628,921 and $1,455,549,024, respectively. 5. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

See accompanying Notes to Financial Statements.


25   OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS  Continued

Class Y  Year Ended December 31,                       1999
1998             1997             1996             1995
============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $12.24
$11.00            $9.77            $9.35            $7.80
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   .17
 .17              .18              .23              .20
Net realized and unrealized gain                       2.00
2.10             2.48             1.61             2.13

-----------------------------------------------------------------------
Total income from investment operations                2.17
2.27             2.66             1.84             2.33
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.14)
(.16)            (.15)            (.21)            (.23)
Distributions from net realized gain                  (1.01)
(.87)           (1.28)           (1.21)            (.55)

-----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (1.15)
(1.03)           (1.43)           (1.42)            (.78)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.26        $12.24
$11.00            $9.77            $9.35

=======================================================================

============================================================================================================================
Total Return, at Net Asset Value(1)                   18.53%
21.33%           27.53%           19.88%           30.23%

============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                 $52
$39              $27              $18               $7
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                        $47
$34              $22              $13               $4
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                  1.32%
1.39%            1.60%            2.08%            2.51%
Expenses                                               0.67%
0.80%(3)         0.74%(3)         0.77%(3)         0.87%(3)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                               34%
38%              92%             118%              85%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. 2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. 4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,189,628,921 and $1,455,549,024, respectively. 5. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

See accompanying Notes to Financial Statements.

26   OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS


================================================================================
1. Significant Accounting Policies

Oppenheimer Total Return Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
      The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


27   OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
1. Significant Accounting Policies Continued

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


28   OPPENHEIMER TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
      The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.
      Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect an increase in additional paid-in capital of $3,466, a decrease in undistributed net investment income of $2,674,458, and an increase in accumulated net realized gain on investments of $2,670,992.

--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


29   OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
2. Capital Stock

The Fund has authorized 450 million, 200 million, 200 million and 10 million shares of $0.10 par value Class A, Class B, Class C and Class Y capital stock, respectively. Transactions in shares of capital stock were as follows:

                          Year Ended December 31, 1999   Year Ended December 31,
1998
                                 Shares         Amount          Shares
Amount
-------------------------------------------------------------------------------------
 Class A
 Sold                        38,779,624  $ 500,033,094      20,090,100
$238,366,108
 Dividends and/or
 distributions reinvested    19,101,991    234,710,226      16,639,080
191,036,172
 Redeemed                   (31,642,249)  (405,205,098)    (28,120,324)
(332,483,614)

---------------------------------------------------------
 Net increase                26,239,366  $ 329,538,222       8,608,856   $
96,918,666

=========================================================

-------------------------------------------------------------------------------------
 Class B
 Sold                        13,846,247  $ 175,056,306      13,699,912
$160,764,683
 Dividends and/or
 distributions reinvested     6,611,034     80,167,708       7,233,729
82,019,204
 Redeemed                   (31,792,050)  (406,009,115)    (12,211,618)
(142,161,321)

---------------------------------------------------------
 Net increase (decrease)    (11,334,769) $(150,785,101)      8,722,023
$100,622,566

=========================================================

-------------------------------------------------------------------------------------
 Class C
 Sold                         2,517,651  $  31,966,080       2,117,847   $
24,988,182
 Dividends and/or
 distributions reinvested       431,425      5,244,298         344,352
3,914,027
 Redeemed                    (1,956,338)   (24,748,588)     (1,031,386)
(12,105,795)

---------------------------------------------------------
 Net increase                   992,738  $  12,461,790       1,430,813   $
16,796,414

=========================================================

-------------------------------------------------------------------------------------
 Class Y
 Sold                         2,101,137  $  26,918,940       1,821,738   $
21,338,887
 Dividends and/or
 distributions reinvested       347,285      4,273,249         260,255
2,988,737
 Redeemed                    (1,668,891)   (21,388,121)     (1,318,484)
(15,546,733)

---------------------------------------------------------
 Net increase                   779,531  $   9,804,068         763,509   $
8,780,891

=========================================================


================================================================================
3. Unrealized Gains and Losses on Securities

As  of  December  31,  1999,  net  unrealized   appreciation  on  securities  of
$1,471,426,217 was composed of gross appreciation of $1,646,998,173, and gross depreciation of $175,571,956.


30   OPPENHEIMER TOTAL RETURN FUND, INC.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of average annual net assets of the Fund, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million. The Fund's management fee for the year ended December 31, 1999, was 0.52% of the average annual net assets for each class of shares.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                          Aggregate Class A Commissions
Commissions      Commissions
                        Front-End       Front-End    on Class A       on Class
B       on Class C
                    Sales Charges   Sales Charges        Shares
Shares           Shares
                       on Class A     Retained by   Advanced by      Advanced
by      Advanced by
Year Ended                 Shares     Distributor   Distributor(1)
Distributor(1)   Distributor(1)
-------------------------------------------------------------------------------------------------
December 31, 1999      $3,586,666      $1,235,653      $101,858
$4,474,217         $223,694

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                    Class A                   Class
B                   Class C
                        Contingent Deferred       Contingent Deferred
Contingent Deferred
                              Sales Charges             Sales Charges
Sales Charges
Year Ended          Retained by Distributor   Retained by Distributor   Retained by
Distributor
-----------------------------------------------------------------------------------------------
December 31, 1999                   $10,798
$1,286,143                   $27,758

      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


31   OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
4. Management Fees and Other Transactions with Affiliates Continued

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended December 31, 1999, payments under the Class A Plan totaled $5,331,807, all of which was paid by the Distributor to recipients. That included $433,314 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended December 31, 1999, were as follows:


                                                   Distributor's  Distributor's
                                                       Aggregate   Unreimbursed
                                                    Unreimbursed  Expenses as %
                  Total Payments   Amount Retained      Expenses  of Net Assets
                      Under Plan    by Distributor    Under Plan       of Class
-------------------------------------------------------------------------------
Class B Plan         $11,962,493        $9,316,015    $8,634,201           0.75%
Class C Plan             661,360           248,487       707,054           0.93


32   OPPENHEIMER TOTAL RETURN FUND, INC.

================================================================================
5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
      The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
      Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

================================================================================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.



33   OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued


================================================================================
6. Option Activity Continued

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 1999, was as follows:

                                                           Call Options
                                               ------------------------
                                               Number of      Amount of
                                                 Options       Premiums
-----------------------------------------------------------------------
Options outstanding as of
December 31, 1998                                  3,412    $   671,969
Options written                                    9,512      2,334,239
Options closed or expired                        (12,512)    (2,902,469)
Options exercised                                   (412)      (103,739)
                                               ------------------------
Options outstanding as of
December 31, 1999                                     --    $        --
                                               ========================

================================================================================
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
      The Fund had no borrowings outstanding during the year ended December 31, 1999.

                                       A-6
                                   Appendix A

--------------------------------------------------------------------------------
                       MUNICIPAL BOND RATINGS DEFINITIONS
--------------------------------------------------------------------------------

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

                         Moody's Investors Service, Inc.
--------------------------------------------------------------------------------

                             Long-Term Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limitation attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.
Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Short-Term Ratings - U.S. Tax-Exempt Municipals

There are four ratings below for short-term obligations that are investment grade. Short-term speculative obligations are designated SG. For variable rate demand obligations, a two-component rating is assigned. The first (MIG) element represents an evaluation by Moody's of the degree of risk associated with scheduled principal and interest payments, and the other (VMIG) represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes high quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: Denotes adequate quality. Protection commonly regarded as required
of  an   investment   security  is  present  and  although  not   distinctly  or
predominantly speculative, there is specific risk.

SG: Denotes speculative quality. Debt instruments in this category lack margins of protection.

                        Standard & Poor's Rating Services
--------------------------------------------------------------------------------

                            Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  Exhibits  adequate  protection  parameters.   However,   adverse  economic
conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.


                            Fitch IBCA, Inc.
--------------------------------------------------------------------------------

                            International Long-Term Credit Ratings

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. Securities are not meeting current obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.

F3: Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.
B: Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility, Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default

Duff & Phelps Credit Rating Co. Ratings

Long-Term Debt and Preferred Stock

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

Short-Term Debt:

                                   High Grade:
D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.

D-1: Very high certainty of timely payment. Risk factors are minor.

D-1-: High certainty of timely payment. Risk factors are very small.

Good Grade:
D-2: Good certainty of timely payment. Risk factors are small.
Satisfactory Grade:
D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-Investment Grade:

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.

Default:
D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                       B-1
                                   Appendix B

--------------------------------------------------------------------------------
                            Industry Classifications
--------------------------------------------------------------------------------

Aerospace/Defense                       Food and Drug Retailers
Air Transportation                      Gas Utilities
Asset-Backed                            Health Care/Drugs
Auto Parts and Equipment                Health Care/Supplies & Services
Automotive                              Homebuilders/Real Estate
Bank Holding Companies                  Hotel/Gaming
Banks                                   Industrial Services
Beverages                               Information Technology
Broadcasting                            Insurance
Broker-Dealers                          Leasing & Factoring
Building Materials                      Leisure
Cable Television                        Manufacturing
Chemicals                               Metals/Mining
Commercial Finance                      Nondurable Household Goods
Communication Equipment                 Office Equipment
Computer Hardware                       Oil - Domestic
Computer Software                       Oil - International
Conglomerates                           Paper
Consumer Finance                        Photography
Consumer Services                       Publishing
Containers                              Railroads & Truckers
Convenience Stores                      Restaurants
Department Stores                       Savings & Loans
Diversified Financial                   Shipping
Diversified Media                       Special Purpose Financial
Drug Wholesalers                        Specialty Printing
Durable Household Goods                 Specialty Retailing
Education                               Steel
Electric Utilities                      Telecommunications - Long Distance
Electrical Equipment                    Telephone - Utility
Electronics                             Textile, Apparel & Home Furnishings
Energy Services                         Tobacco
Entertainment/Film                      Trucks and Parts
Environmental                           Wireless Services
Food

                                      C-12
                                   Appendix C

           OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, (2) non-qualified deferred compensation plans, (3) employee benefit plans3 (4) Group Retirement Plans4 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth
           IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager"). Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

--------------
1. Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2. In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
3. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
4. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.

 I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."2 This waiver provision applies to: |_| Purchases of Class A shares aggregating $1 million or more. |_| Purchases by a Retirement Plan (other than an IRA or 403(b)(7) custodial plan) that:
(1)   buys shares costing $500,000 or more, or
(2)   has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or
(3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

(1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").

(2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

(3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
|_| Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

             II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases): |_| The Manager or its affiliates.

|_| Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

|_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_| Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

|_| Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

|_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|-|

      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases): |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

|_| Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.

|_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_| Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2)   To return excess contributions.
(3)

         To return contributions made due to a mistake of fact. (4) Hardship withdrawals, as defined in the plan.3 (5) Under a Qualified Domestic Relations Order, as defined in the Internal
              Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

(6)       To meet the  minimum  distribution  requirements  of the  Internal
          Revenue Code.

(7)       To make  "substantially  equal  periodic  payments"  as  described  in
          Section 72(t) of the Internal Revenue Code.

(8)   For loans to participants or beneficiaries.
(9)   Separation from service.4
         (10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
         (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_| For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
|_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


       III. Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases: |_| Shares redeemed involuntarily, as described in "Shareholder Account Rules and
         Policies," in the applicable Prospectus.
|_| Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
|_| Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2)   To return excess contributions made to a participant's account.
(3)   To return contributions made due to a mistake of fact.

(4)   To make hardship withdrawals, as defined in the plan.5

(5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in
     Section 71(b) of the Internal Revenue Code.

(6)  To meet the minimum  distribution  requirements of the Internal Revenue
     Code.

(7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

(8) For loans to participants or beneficiaries.6 (9) On account of the participant's separation from service.7 (10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
(13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
(14) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
      |_|Redemptions  of Class B shares  or  Class C shares  under an  Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases: |_| Shares sold to the Manager or its affiliates.
|_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Shares issued in plans of reorganization to which the Fund is a party.

|_| Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.


IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds


The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

  Oppenheimer Quest Value Fund, Inc.    Oppenheimer   Quest   Small   Cap
                                        Value Fund
  Oppenheimer Quest Balanced Value Fund Oppenheimer  Quest  Global  Value
                                      Fund
  Oppenheimer  Quest  Opportunity Value
  Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

  Quest   for  Value   U.S.   Government Quest for  Value  New York  Tax-Exempt
Income Fund                              Fund
  Quest  for  Value  Investment  Quality Quest  for Value  National  Tax-Exempt
Income Fund                              Fund
  Quest for Value Global Income Fund     Quest for Value California  Tax-Exempt
                                      Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_| acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_| purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

      |X|         Reduced Class A Initial Sales Charge Rates for Certain Former
Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                           Initial Sales Initial Sales
Number of Eligible   Charge as a % of    Charge as a % of    Commission as %
Employees or Members Offering Price      Net Amount Invested of Offering Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                  2.50%               2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least 10 but not        2.00%               2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
|_| Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
|_| Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
|_| withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
|_|   redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
|_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.


    V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):

o     Oppenheimer U. S. Government Trust,
o     Oppenheimer Bond Fund,
o     Oppenheimer Disciplined Value Fund and
o     Oppenheimer Disciplined Allocation Fund
are  modified  as  described  below  for  those  Fund   shareholders   who  were
shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

  Connecticut Mutual Liquid Account        Connecticut   Mutual   Total   Return
                                            Account
  Connecticut Mutual Government Securities CMIA  LifeSpan  Capital  Appreciation
Account                                     Account
  Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
  Connecticut Mutual Growth Account         CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      |_| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: (

(1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.
      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      |_| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

(1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3)   Directors of the Fund or any one or more of the Former Connecticut Mutual
              Funds and members of their immediate families;
(4)   employee benefit plans sponsored by Connecticut Mutual Financial Services,
              L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder;
(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the
           Internal Revenue Code;
(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4)   as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

          (7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

(8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

               VI. Special Reduced Sales Charge for Former Shareholders of
                           Advance America Funds, Inc.

Shareholdersof Oppenheimer  Municipal  Bond Fund,  Oppenheimer  U.S.  Government
            Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

            VII. Sales Charge Waivers on Purchases of Class M Shares of
                     Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|      present or former  officers,  directors,  trustees and  employees  (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered  management  investment  companies  or separate  accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_| dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.
--------------------------------------------------------------------------------
Oppenheimer Total Return Fund, Inc.
--------------------------------------------------------------------------------

Internet Web Site:
      www.oppenheimerfunds.com

Investment Adviser
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1-800-525-7048

Custodian Bank
      The Bank of New York
      One Wall Street
      New York, New York 10015

Independent Auditors
      Deloitte & Touche LLP
      555 Seventeenth Street, Suite 3600
      Denver, Colorado 80202-3942

Legal Counsel
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

                            Oppenheimer
                           Disciplined Allocation Fund


Prospectus dated February 28, 2000



















As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.






Oppenheimer Disciplined Allocation Fund is a mutual fund. It seeks to maximize total investment return by allocating its assets among investments in stocks, corporate bonds, U.S. government securities and money market instruments.

      This Prospectus contains important information about the Fund's objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this Prospectus carefully before you invest and keep it for future reference about your account.








[logo] OppenheimerFunds Distributor, Inc.

Contents

About the Fund

            The Fund's Investment Objective and Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed


About Your Account

                                How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Web Site
            Retirement Plans

            How to Sell Shares
            By Mail
            By Telephone

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends, Capital Gains and Taxes

                              Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions.

WHAT DOES THE FUND MAINLY INVEST IN? The Fund invests mainly in stocks, bonds and money market instruments. The Fund's investment Manager, OppenheimerFunds, Inc., can allocate the Fund's investments among these different types of securities in different proportions at different times to seek the Fund's objective. That allocation is based on the Manager's judgment of where the best opportunities are for total return after evaluating market and economic conditions.

      At least 25% of the Fund's total assets normally will be invested in fixed-income senior securities. Otherwise, the Fund is not required to allocate its investments among stocks, bonds and money market instruments in any fixed proportion but may have none or some of its assets invested in each asset class in relative proportions that change over time.

EquitySecurities.  The Fund can buy a variety of  domestic  and  foreign  equity investments, including common and preferred stocks, warrants and convertible securities (many of which are debt securities that the Manager considers to be "equity substitutes" because of their conversion feature). The Fund can buy securities of companies in different capitalization ranges.

Debt Securities. The Fund can invest in a variety of debt securities (including convertible securities), such as securities issued or guaranteed by the U.S. government and its agencies and instrumentalities, including mortgage-related securities and collateralized mortgage obligations ("CMOs"). It also can buy municipal securities, foreign government securities, and domestic and foreign corporate debt obligations. The Fund can buy debt securities rated below investment grade (these are commonly called "junk bonds"), but has limits on those investments, as discussed below.

Money Market Instruments. Under normal market conditions (when the equity and debt securities markets are not unstable, in the Manager's view), the Fund can hold up to 40% of its total assets in money market instruments, such as short-term U.S. government securities and commercial paper.

HOW DO THE  PORTFOLIO  MANAGERS  DECIDE  WHAT  SECURITIES  TO  BUY OR  SELL?  In
selecting securities for purchase or sale by the Fund, the Fund's portfolio managers follow an investment process that uses quantitative tools to analyze market dynamics and economic trends, to determine the allocation of the Fund's portfolio among different asset classes. In selecting stocks for the portfolio, the portfolio managers use a disciplined value investment style. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the investment selection process currently includes the strategies described below: o The portfolio managers use a quantitative analysis of the equity and debt securities markets in combination with their individual analysis and judgment to determine the allocation of the Fund's portfolio among the asset classes. They analyze market trends, general economic data and relative performance of the asset classes in which the Fund can invest. For example, during periods of slowing corporate growth rates, they might shift more assets to bonds and other fixed-income securities.
o In selecting stocks, they use value investing techniques to identify a universe of stocks that are undervalued in the market, focusing on stocks that have lower price/earnings (P/E) ratios compared, for example, to the P/E ratio of the S&P 500 Index.
o The portfolio managers use both quantitative tools and fundamental analysis, including internal research and reports by other market analysts, to identify stocks within the selected universe that may provide growth opportunities, for example, by selecting stocks of issuers that have better earnings than analysts have expected ("positive earnings surprise"). The expectation is that these stocks will increase in value when the market re-evaluates the issuers and the price/earnings ratios of their stocks.
o If the P/E ratio of a stock held by the Fund moves significantly above the P/E ratio of the broad market benchmark the portfolio managers use, or if the issuer's business fundamentals deteriorate, the portfolio managers will consider selling the stock.

      In selecting bonds, the portfolio managers normally expect that portion of the Fund's portfolio to have an average maturity (measured on a dollar-weighted basis) of between 6 and 14 years.

WHO IS THE FUND DESIGNED FOR? The Fund is designed primarily for investors seeking total investment return over the long term from a flexible portfolio investing in different asset classes, including stocks and bonds. Because the Fund generally invests a substantial portion of its assets in stocks, those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that can have substantial stock investments. Since the Fund's income level will fluctuate and generally will not be significant, it is not designed for investors needing an assured level of current income. Because of its focus on long-term total return, the Fund may be appropriate for a portion of a retirement plan investment. However, the Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments are subject to changes in value from a number of factors described below. There is also the risk that poor security selection by the Manager will cause the Fund to under perform other funds having similar objectives. The share price of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events.

Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund currently has substantial investments in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk will affect the Fund's per share prices, which will fluctuate as the values of the Fund's portfolio securities change.

    A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. In particular, because the Fund currently emphasizes investments in stocks of U.S. issuers, it will be affected primarily by changes in U.S. stock markets.

      Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions that affect that industry more than others, or by changes in government regulations, availability of basic resources or supplies, or other events. To the extent that the Fund emphasizes investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Fund can invest in securities of large companies but it can also buy stocks of small- and medium-size companies, which may have more volatile stock prices than stocks of large companies.

CREDIT RISK. Debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares might be reduced. While the Fund's investments in U.S. government securities are subject to little credit risk, the Fund's other investments in debt securities, particularly high-yield, lower-grade debt securities, are subject to risks of default.

INTEREST RATE RISKS. Debt securities are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of outstanding debt securities generally rise. When interest rates rise, the values of outstanding debt securities generally fall, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for debt securities with longer-term maturities. However, interest rate changes may have different effects on the values of mortgage-related securities because of prepayment risks, discussed below.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and the prices of its shares. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

      The stock markets can be volatile, and the price of the Fund's shares will go up and down as a result. The Fund's income-oriented investments may help cushion the Fund's total return from changes in stock prices, but fixed-income securities have their own risks. The Fund seeks to reduce the effects of these risks by diversifying its investments over different asset classes. In the OppenheimerFunds spectrum, the Fund is generally more conservative than funds that invest only in stocks, but more aggressive than funds that invest solely in investment-grade bonds.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the last ten calendar years and by showing how the average annual total returns of the Fund's Class A shares compare to those of a broad-based market index and a secondary index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 12.09% (4Q'98) and the lowest return (not annualized) for a calendar quarter was -8.60% (3Q'90).

--------------------------------------------------------------------------------
Average     Annual     Total                         5 Years
Returns   for  the   periods       1 Year          (or life of
ended December 31, 1999                          class, if less)       10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class  A  Shares  (inception       -7.43%            10.45%             10.12%
9/16/85)
--------------------------------------------------------------------------------
S & P 500 Index                    21.03%            28.54%            18.19%1
--------------------------------------------------------------------------------
Merrill  Lynch   Gov't/Corp.       -2.05%             7.61%             7.70%1
Master Index
--------------------------------------------------------------------------------
Class  B  Shares  (inception       -6.83%             8.48%              N/A
10/02/95)
--------------------------------------------------------------------------------
Class  C  Shares  (inception       -3.34%             8.42%              N/A
5/01/96)
--------------------------------------------------------------------------------
1. From 12/31/89.

The Fund's average annual total returns include the applicable sales charge: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charges of 5% (1-year) and 2% (life of class); and for Class C, the 1% contingent deferred sales charge for the 1-year period. The Fund's returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the S & P 500 Index, an unmanaged index of common stocks, and the Merrill Lynch Government and Corporate Master Index, a broad-based index of U.S. Treasury and government agency securities, corporate and Yankee bonds. Index performance reflects the reinvestment of income but does not reflect transaction costs. The Fund's investments vary from the securities in the indices.

Fees and Expenses of the Fund

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended October 31, 1999.


Shareholder Fees (charges paid directly from your investment):

-----------------------------------------------------------------
                             Class A Class B Class C
                              Shares Shares Shares
-----------------------------------------------------------------
-----------------------------------------------------------------
Maximum Sales Charge
(Load) on purchases          5.75%         None         None
(as % of offering price)
-----------------------------------------------------------------
-----------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as % of
the lower of the             None1         5%2          1%3
original offering price
or redemption proceeds)
-----------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

------------------------------------------------------------------
                             Class A      Class B      Class C
                             Shares        Shares       Shares
------------------------------------------------------------------
------------------------------------------------------------------
Management Fees               0.62%        0.62%        0.62%
------------------------------------------------------------------
------------------------------------------------------------------
Distribution       and/or     0.24%        1.00%        1.00%
Service (12b-1) Fees
------------------------------------------------------------------
------------------------------------------------------------------
Other Expenses                0.18%        0.18%        0.18%
------------------------------------------------------------------
------------------------------------------------------------------
Total  Annual   Operating     1.04%        1.80%        1.80%
Expenses
------------------------------------------------------------------
Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays.

Examples. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:     1 Year        3 Years       5 Years     10 Years1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares               $675          $887         $1,116        $1,773
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares               $683          $866         $1,175        $1,733
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares               $283          $566          $975         $2,116
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If shares are not           1 Year        3 Years       5 Years     10 Years1
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares               $675          $887         $1,116        $1,773
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares               $183          $566          $975         $1,733
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares               $183          $566          $975         $2,116
--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges. 1. Class B expenses for years 7 through 10 are based on Class A expenses, since
   Class B shares automatically convert to Class A after 6 years.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund's portfolio among the different types of investments will vary over time based upon the evaluation of economic and market trends by the Manager. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of securities of any one issuer and by not investing too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate 25% or more of its investments in any one industry or the securities of any one foreign government.

      However, changes in the overall market prices of securities and any income they may pay can occur at any time. The share price and yield of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events.

Stock and Other Equity Investments. The Fund can invest in equity securities of issuers that may be of small, medium or large capitalization, to seek total investment return. The Fund can invest in common stock as well as other equity securities, including preferred stocks, rights and warrants, and securities convertible into common stock. The Fund can buy securities issued by domestic or foreign companies. However, the Fund's investments in stocks are currently focused on those of U.S. issuers.

Debt Securities. The Fund can invest in a variety of debt securities to seek its objective. The debt securities the Fund buys may be rated by nationally recognized rating organizations or they may be unrated securities assigned an equivalent rating by the Manager. The Fund's debt investments may be "investment grade" (that is, in the four highest rating categories of a national rating organization) or may be lower-grade securities (sometimes called "junk bonds") rated as low as "B." The Fund does not invest more than 10% of its total assets in unrated debt securities. A description of the ratings definitions of national rating organizations is included in Appendix A to the Statement of Additional Information.

      While the Fund can invest as much as 20% of its total assets in lower-grade securities, currently it does not intend to invest more than 10% of its total assets in these investments. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce the Fund's share prices and the income it earns.

U.S.  Government  Securities.  The Fund  can  invest  in  securities  issued  or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities." These are referred to as "U.S. government securities" in this Prospectus.

o    U.S.  Treasury   Obligations.   These  include  Treasury  bills  (having
     maturities of one year or less when issued), Treasury notes (having maturities of more than one year and up to ten years when issued), and Treasury bonds (having maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. The Fund also can buy U. S. Treasury securities that have been "stripped" of their coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities, and Treasury Inflation-Protection Securities.

o    Obligations  Issued  or  Guaranteed  by  U.S.   Government  Agencies  or
     Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S.
     government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

o Mortgage-Related U.S. Government Securities. The Fund can buy interests in pools of residential or commercial mortgages, in the form of CMO and other "pass-through" mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series, each having different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency. The Fund can have substantial amounts of its assets invested in mortgage-related U.S. government securities.

            The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise.

o    Private-Issuer   Mortgage-Backed  Securities.  The  Fund  can  invest  a
     substantial portion of its assets in mortgage-backed securities issued by private issuers, which do not offer the credit backing of U.S. government securities. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers. Private issuer mortgage-backed securities are subject to the credit risks of the issuers (as well as the interest rate risks and prepayment risks of CMOs), although in some cases they may be supported by insurance or guarantees.

      Prepayment Risk. Mortgage-related securities are subject to the risks of unanticipated prepayment. The risk is that when interest rates fall, borrowers under the mortgages that underlie these securities will prepay their mortgages more quickly than expected, causing the issuer of the security to prepay the principal to the Fund prior to the security's expected maturity. The Fund may be required to reinvest the proceeds at a lower interest rate, reducing its income. Mortgage-related securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall and have greater potential for loss when prevailing interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. If the Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment represented by the premium.

      If interest rates rise rapidly, prepayments of mortgages may occur at a slower rate than expected, and the expected maturity of long-term or medium-term mortgage-related securities could lengthen as a result. That could cause their values to fluctuate more, and the prices of the Fund's shares, to fall.

Money Market  Instruments  and Short-Term Debt  Securities.  Under normal market conditions the Fund can invest in a variety of short-term debt obligations having a maturity of one year or less. These include:
o Money market instruments. Generally, these are debt obligations having ratings in the top two rating categories of national rating organizations (or equivalent ratings assigned by the Manager). Examples include commercial paper of domestic issuers or foreign companies (foreign issuers must have assets of $1 billion or more).
o     Short-term debt obligations of the U.S. government or corporations.
o Obligations of domestic or foreign banks or savings and loan associations, such as certificates of deposit and bankers' acceptances. Under normal
      market   conditions  this  strategy  would  be  used  primarily  for  cash management or liquidity purposes. The yields on shorter-term debt obligations tend to be less than on longer-term debt. Therefore, to the extent that the Fund uses this strategy, it might help preserve principal but might reduce opportunities to seek growth of capital as part of its objective of total return.


Can the Fund's Investment Objective and Policies Change? The Fund's Board of Directors can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund can use the investment techniques and strategies described below. The Manager might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.

Zero-Coupon and "Stripped" Securities. Some of the government and corporate debt securities the Fund buys are zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. "Stripped" securities are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

      Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. Interest-only securities are particularly sensitive to changes in interest rates.

      The values of interest-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages. Principal-only securities are also sensitive to changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings at an acceptable price. The Fund can invest up to 50% of its total assets in zero-coupon securities issued by either the U.S. government or U.S. companies.

Foreign Securities.  The Fund can buy equity or debt securities of companies and debt securities of governments in any country, developed or underdeveloped. As a fundamental policy, the Fund cannot invest more than 10% of its total assets in foreign securities. As an exception to that restriction the Fund can invest up to 25% of its total assets in foreign equity or debt securities that are:
o issued, assumed or guaranteed by foreign governments or their political subdivisions or instrumentalities,

o    assumed  or  guaranteed  by  domestic  issuers   (including   Eurodollar
     securities), or

o issued, assumed or guaranteed by foreign issuers that have a class of securities listed for trading on The New York Stock Exchange.


      While foreign securities offer special investment opportunities, there are also special risks, such as foreign taxation, risks of delays in settlements of securities transactions, and the effects of a change in value of a foreign currency against the U.S. dollar, which will result in a change in the U.S. dollar value of securities denominated in that foreign currency.

Derivative  Investments.  In  general  terms,  a  derivative  investment  is  an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, mortgage-related securities, asset-backed securities and "stripped" securities are examples of derivatives the Fund can use. Currently the Fund does not use derivative investments to a significant degree.

o There are Special Risks in Using Derivative Investments. If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the Fund's share prices could decline or the Fund could get less income than expected. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives. Some derivative investments held by the Fund may be illiquid. The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Fund to lose money on its investment and/or increase the volatility of its share prices.

o Hedging. The Fund can buy and sell certain kinds of futures contracts, put and call options, forward contracts and options on futures and broadly-based securities indices. These are all referred to as "hedging instruments." The Fund is not required to use hedging instruments to seek its objective. The Fund does not use hedging instruments for speculative purposes.

      Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.

      If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Temporary Defensive Investments. When market or economic conditions are unstable or adverse, the Fund can invest up to 100% of its assets in defensive securities. Generally, they would be short-term U.S. government securities, high-grade commercial paper, bank obligations or repurchase agreements. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

Convertible Securities. Many convertible securities are a form of debt security, but the Manager regards some of them as "equity substitutes" because of their feature allowing them to be converted into common stock. Therefore, their ratings have less impact on the Manager's investment decision than in the case of other debt securities. The Fund's investments in convertible securities may include securities rated as low as "B" by Moody's Investor Services, Inc. or Standard & Poor's Rating Service or having comparable ratings by other national rating organizations (or, if they are unrated, having comparable ratings assigned by the Manager). Those ratings are below "investment grade" and the securities are subject to greater risk of default by the issuer than investment-grade securities.

Asset-Backed Securities. The Fund can buy asset-backed securities, which are fractional interests in pools of loans collateralized by the loans or other assets or receivables. They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.

Portfolio Turnover.  The Fund may engage in short-term trading to try to achieve its objective. Portfolio turnover affects brokerage costs the Fund pays, and the Fund's performance. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rates during prior fiscal years.


How the Fund Is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Directors, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been as an investment advisor since January 1960. The Manager (including subsidiaries and an affiliate) managed more than $120 billion in assets as of December 31, 1999, including other Oppenheimer funds, with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

Portfolio Managers. The Fund has a portfolio management team consisting of five portfolio managers. The principal portfolio manager, Peter M. Antos, is a Vice President of the Fund and a Senior Vice President of the Manager. He has been the Fund's senior portfolio manager since 1989 and is an officer and portfolio manager of other Oppenheimer funds. Prior to joining the Manager in 1996, he was employed by the G.R. Phelps & Co., Inc., the Fund's prior investment adviser, and its parent, Connecticut Mutual Life Insurance Company.

     Portfolio managers Stephen F. Libera, Michael C. Strathearn, Kenneth B. White and Arthur J. Zimmer are also Vice Presidents of the Fund. Mr. Zimmer is a Senior Vice President of the Manager. Messrs. Libera, Strathearn and White are Vice Presidents of the Manager. Each serves as an officer and portfolio manager of other Oppenheimer funds. Before joining the Manager in 1996, Messrs. Libera, Strathearn and White were employed as portfolio managers by Connecticut Mutual Life Insurance Company. Mr. Libera has been a portfolio manager of the Fund since 1985, Mr. Strathearn since 1988, Mr. White since 1992, and Mr. Zimmer since 1996.

Advisory Fees.  Under  the  Investment  Advisory  Agreement,  the Fund  pays the
      Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 0.625% of the first $300 million of average annual net assets of the Fund, 0.500% of the next $100 million, and 0.450% of average annual net assets in excess of $400 million. The Fund's management fee for its last fiscal year ended October 31, 1999, was 0.62% of average annual net assets for each class of shares.


ABOUT YOUR ACCOUNT

How to Buy Shares

HOW DO you buy SHARES? You can buy shares several ways, as described below. The Fund's Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

BuyingShares Through Your Dealer. You can buy shares through any dealer, broker, or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.

BuyingShares Through the Distributor.  Complete an OppenheimerFunds  New Account
      Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.
   o Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at
      1.800.525.7048 to notify the Distributor of the wire and to receive further instructions.
   o Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.
   o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

How Much Must You Invest? You can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.
   o With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 through AccountLink.
   o Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started as an Asset Builder Plan, the $25 minimum applies. Additional purchases may be for as little as $25.
   o The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

   At What Price Are Shares Sold? Shares are sold at their offering price, which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time."

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Directors has established procedures to value the Fund's securities, in general, based on market value. The Board has adopted special procedures for valuing illiquid securities and obligations for which market values cannot be readily obtained.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.


BuyingThrough a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.


WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or $500,000 for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?" below.

Which class of shares should you choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares, and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C .

   o Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

    o Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B or Class C shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional Information. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

How Do Share Classes Affect Payments to My Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

Special Sales Charge Arrangements and Waivers. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special condition applies.

HOW CAN you BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as commission. The Distributor reserves the right to reallow the entire commission to dealers. The current sales charge rates and commissions paid to dealers and brokers are as follows:

 ------------------------------------------------------------------------------
                                           Front-End Sales
                           Front-End Sales Charge As a
                          Charge As a      Percentage of     Commission As
                          Percentage of    Net               Percentage of
    Amount of Purchase    Offering Price   Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $25,000             5.75%             6.10%             4.75%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $25,000 or more but           5.50%             5.82%             4.75%
 less than $50,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $50,000 or more but           4.75%             4.99%             4.00%
 less than $100,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000 or more but          3.75%             3.90%             3.00%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.00%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.60%
 less than $1 million
 ------------------------------------------------------------------------------

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more or for certain purchases by particular types of retirement plans described in Appendix C to the Statement of Additional Information. The Distributor pays dealers of record commissions in an amount equal to 1.0% of purchases of $1 million or more (other than purchases by those retirement accounts). For those retirement plan accounts, the commission is 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, based on the cumulative purchases during the prior 12 months ending with the current purchase. In either case, the commission will be paid only on purchases that were not previously subject to a front-end sales charge and dealer commission.8 That commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a retirement plan that pays for the purchase with the redemption of Class C shares of one or more Oppenheimer funds held by the plan for more than one year.

      If you redeem any of those shares within an 18-month "holding period" measured from the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
      (2) the original net asset value of the redeemed shares. The Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information.

HOW CAN you BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of the end of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

Years Since Beginning of Month in       Contingent Deferred Sales Charge on
Which                                   Redemptions in That Year
Purchase Order was Accepted             (As % of Amount Subject to Charge)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
0 - 1                                   5.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 - 2                                   4.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2 - 3                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3 - 4                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4 - 5                                   2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5 - 6                                   1.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
6 and following                         None
----------------------------------------
In the table, a "year" is a 12-month period In applying the sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

How Can you Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the end of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

Distribution and Service (12b-1) Plans.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays a sales concessions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

      The Distributor currently pays a sales concessions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
    o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or
    o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310.
Purchasing Shares.  You may purchase  shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEB SITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1.800.533.3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment.


RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Distributor also offers a number of different retirement plans that individuals and employers can use:
Individual Retirement  Accounts  (IRAs).  These include regular IRAs, Roth IRAs,
      SIMPLE IRAs, rollover IRAs and Education IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.

403(b)(7)  Custodial Plans.  These are tax-deferred  plans for employees of
     eligible  tax-exempt   organizations,   such  as  schools,   hospitals  and
     charitable organizations.

401(k) Plans.  These are special retirement plans for businesses.
Pension and Profit-Sharing Plans.  These plans are designed for businesses and self-employed individuals.
      Please  call  the   Distributor  for   OppenheimerFunds   retirement  plan
documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.525.7048, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
   o  You wish to redeem $100,000 or more and receive a check

   o The redemption check is not payable to all shareholders listed on the account statement

   o The redemption check is not sent to the address of record on your account statement
   o Shares are being transferred to a Fund account with a different owner or name o Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o a U.S. registered dealer or broker in securities, municipal securities or government securities, or

o a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.
Retirement Plan  Accounts.  There are  special  procedures  to sell shares in an
      OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of the shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.852.8457.

HOWDO you SELL SHARES BY MAIL?  Write a letter of instruction  that includes:  o
   Your name o The Fund's name o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered,
      and
   o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail
Requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver Colorado 80217                    Denver, Colorado 80231

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone.
   o To redeem shares through a service representative, call 1.800.852.8457 o To redeem shares automatically on PhoneLink, call 1.800.533.3310
          Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

                            Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES THROUGH your DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

how contingent deferred sales charges affect redemptions. If you purchase shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional Information) and you advise the Transfer Agent of your eligibility for the waiver.

      A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:
   o the amount of your account value represented by an increase in net asset value over the initial purchase price,
   o shares purchased by the reinvestment of dividends or capital gains distributions, or
   o shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information.

      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

   1.  shares   acquired  by  reinvestment  of  dividends  and  capital  gains distributions,
   2. shares held for the holding period that applies to the class, and
   3. shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
   o Shares of the fund selected for exchange must be available for sale in your state of residence.
   o The prospectuses of both funds must offer the exchange privilege. o You must hold the shares you buy when you establish your account for at least
      7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
   o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
   o Before exchanging into a fund, you must obtain and read its prospectus. Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.525.7048. That list can change from time to time.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
   o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of multiple exchange requests from a "market timer" might require the Fund to sell securities at a disadvantageous time or price.
   o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
   o The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.
   o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling, and exchanging shares is contained in the Statement of Additional Information.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases,  redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer  requests  will not be honored  until the Transfer  Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by the Fund if the account has fewer than 100 shares. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Sharesmay be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1.800.525.7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income on a quarterly basis in March, June, September and December on a date selected by the Board of Directors. Dividends and distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:

Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

Reinvest  Dividends  or  Capital   Gains.   You  can  elect  to  reinvest   some
      distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

Taxes. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Avoid "Buying a Dividend." If you buy shares on or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.
Remember, There May be Taxes on Transactions. Because the Fund's share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.


Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



YEAR                        YEAR

ENDED                       ENDED

OCT. 31,                    DEC. 31,
 CLASS A                                           1999         1998
1997       1996(1)        1995            1994
===============================================================================================================================
 PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $ 15.45      $ 16.81       $
16.00       $ 15.46       $ 13.44       $ 14.54
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              .44          .45
 .51(2)        .46           .60           .55
 Net realized and unrealized gain (loss)           (.01)         .45
2.25(2)        .49          2.59          (.86)

-------------------------------------------------------------------------------
 Total income (loss) from
 investment operations                              .43          .90
2.76           .95          3.19          (.31)
-------------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income              (.44)        (.45)
(.56)         (.36)         (.60)         (.55)
 Distributions from net realized gain              (.41)       (1.81)
(1.39)         (.05)         (.57)         (.24)

-------------------------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                   (.85)       (2.26)
(1.95)         (.41)        (1.17)         (.79)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $15.03       $15.45
$16.81        $16.00        $15.46        $13.44

===============================================================================

===============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)               2.62%        5.93%
18.82%         6.27%        23.95%        (2.11)%

===============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)      $258,159     $298,558
$243,267      $233,289      $218,099      $177,904
-------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $293,677     $268,715
$238,821      $228,203      $200,172      $187,655
-------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                             2.72%        2.96%
3.17%         3.52%         4.00%         3.80%
 Expenses                                          1.04%        1.04%(5)
1.11%(5)      1.11%(5)      1.17%(5)      0.96%
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                         122%          97%
98%           85%           55%          115%


1. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $323,956,198 and $354,552,584, respectively.





                     OPPENHEIMER DISCIPLINED ALLOCATION FUND


YEAR        PERIOD

ENDED         ENDED

OCT. 31,       DEC. 31,
 CLASS B                                              1999          1998
1997         1996(1)       1995(7)
======================================================================================================================
 PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $ 15.62        $16.99
$16.16        $15.66        $15.48
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .31           .36
 .40(2)        .31           .07
 Net realized and unrealized gain (loss)                --           .43
2.27(2)        .54           .70

-------------------------------------------------------------------
 Total income (loss) from
 investment operations                                 .31           .79
2.67           .85           .77
----------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                 (.32)         (.35)
(.45)         (.30)         (.07)
 Distributions from net realized gain                 (.41)        (1.81)
(1.39)         (.05)         (.52)

-------------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                      (.73)        (2.16)
(1.84)         (.35)         (.59)

 Net asset value, end of period                     $15.20        $15.62
$16.99        $16.16        $15.66

===================================================================

======================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                  1.84%         5.10%
17.96%         5.51%         4.93%

======================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)          $23,522       $21,754
$8,720        $3,919          $650
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $24,648       $14,235
$6,183        $2,324          $375
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                1.97%         2.19%
2.32%         2.86%         0.73%
 Expenses                                             1.80%         1.80%(5)
1.89%(5)      1.85%(5)      1.92%(5)
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                            122%           97%
98%           85%           55%


1. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $323,956,198 and $354,552,584, respectively.

7. For the period from October 2, 1995, (inception of offering) to December 31, 1995.






                     OPPENHEIMER DISCIPLINED ALLOCATION FUND

 FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------


 CLASS C            YEAR ENDED OCTOBER 31,                          1999
1998          1997          1996(8)
====================================================================================================================
 PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                            $ 15.31      $
16.70       $ 15.93        $ 15.71
--------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                               .32
 .37           .44(2)         .30
 Net realized and unrealized gain (loss)                            (.01)
 .40          2.19(2)         .32

---------------------------------------------------
 Total income (loss) from investment operations                      .31
 .77          2.63            .62
--------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                               (.33)
(.35)         (.47)          (.35)
 Distributions from net realized gain                               (.41)
(1.81)        (1.39)          (.05)

---------------------------------------------------
 Total dividends and distributions to shareholders                  (.74)
(2.16)        (1.86)          (.40)

 Net asset value, end of period                                   $14.88
$15.31        $16.70         $15.93

===================================================

====================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                                1.84%
5.10%        17.93%          4.08%

====================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------

 Net assets, end of period (in thousands)                         $5,719
$4,824        $1,473           $188
--------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                $5,876
$2,861       $   805          $  57
--------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                              1.97%
2.18%         2.18%          2.90%
 Expenses                                                           1.80%
1.80%(5)      1.92%(5)       1.87%(5)
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                                          122%
97%           98%            85%


1. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $323,956,198 and $354,552,584, respectively.

7. For the period from October 2, 1995 (inception of offering) to December 31, 1995.

8. For the period from May 1, 1996 (inception of offering) to October 31, 1996.



                     OPPENHEIMER DISCIPLINED ALLOCATION FUND

INFORMATION AND SERVICES

For More Information on Oppenheimer Disciplined Allocation Fund The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL  AND  SEMI-ANNUAL   REPORTS  Additional   information  about  the  Fund's
investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information:
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Fund or your account:

----------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.525.7048
----------------------------------------------------------------------------
----------------------------------------------------------------------------
By Mail:                      Write to:
                            OppenheimerFunds Services
                              P.O. Box 5270
                           Denver, Colorado 80217-5270
----------------------------------------------------------------------------
----------------------------------------------------------------------------
On the Internet:              You can send us a request by e-mail or
                              read or down-load documents on the
                            OppenheimerFunds website:
                              http://www.oppenheimerfunds.com
----------------------------------------------------------------------------

You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) or the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

                                          The Fund's shares are distributed by:
SEC File No. 811-3346
PR0205.001.0200 Printed on recycled paper.      [logo] OppenheimerFunds
Distributor, Inc.

                            Appendix to Prospectus of
                     Oppenheimer Disciplined Allocation Fund


      Graphic material included in the Prospectus of Oppenheimer Disciplined Allocation Fund (the "Fund") under the heading "Annual Total Returns (Class A)( as of 12/31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the ten most recent calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear in the bar chart:

Calendar                Annual
Year                    Total
                           Ended                                         Returns

1990                     -0.21%
1991                    28.21%
1992                      9.90%
1993                    15.89%
1994                     -2.11%
1995                    23.95%
1996                      9.59%
1997                    17.90%
1998                    10.85%
1999                    -1.78%

Oppenheimer Disciplined Allocation Fund

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

Statement of Additional Information dated February 28, 2000

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated February 28, 2000. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents
                                                                            Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks.. 2
    The Fund's Investment Policies..................................... 2
    Other Investment Techniques and Strategies......................... 12
    Investment Restrictions............................................ 29

How the Fund is Managed ............................................... 31
    Organization and History........................................... 31
    Directors and Officers............................................. 33
    The Manager........................................................ 38
Brokerage Policies of the Fund......................................... 39
Distribution and Service Plans......................................... 41
Performance of the Fund................................................ 45


About Your Account

How To Buy Shares...................................................... 49
How To Sell Shares..................................................... 57
How To Exchange Shares................................................. 62
Dividends, Capital Gains and Taxes..................................... 64
Additional Information About the Fund.................................. 66


Financial Information About the Fund

Independent Auditors' Report........................................... 67
Financial Statements................................................... 78


Appendix A: Ratings Definitions........................................ A-1
Appendix B: Corporate Industry Classifications......................... B-1
Appendix C: Special Sales Charge Arrangements and Waivers.............. C-1

                                       123
--------------------------------------------------------------------------------
A B O U T  T H E  F U N D
--------------------------------------------------------------------------------

                    Additional   Information   About  the   Fund's   Investment
Policies and Risks

      The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manger may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

      |X| Value Investing. In selecting equity investments for the Fund's portfolio, the portfolio managers currently use a value investing style coupled with fundamental analysis of issuers. In using a value approach, the managers look for stocks and other equity securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, with the expectation that the Fund will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock.

      Using value investing requires research as to the issuer's underlying financial condition and prospects. Some of the measures used to identify these securities include, among others:
o Price/Earnings ratio, which is the stock's price divided by its earnings per share. A stock having a price/earnings ratio lower than its historical range, or lower than the market as a whole or that of similar companies may offer attractive investment opportunities.
o Price/book value ratio, which is the stock price divided by the book value of the company per share. It measures the company's stock price in relation to its asset value.
o Dividend Yield, which is measured by dividing the annual dividend by the stock price per share. o Valuation of Assets which compares the stock price to the value of the company's underlying assets, including their projected value in the marketplace and liquidation value.

      |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

      |X| Investments in Stocks and Other Equity  Securities.  The Fund does not
limit  its  investments  in  equity   securities  to  issuers  having  a  market
capitalization of a specified size or range, and therefore may invest in securities of small-, mid- and large-capitalization issuers. At times, the Fund may have substantial amounts of its assets invested in securities of issuers in one or more capitalization ranges, based upon the Manager's use of its investment strategies and its judgment of where the best market opportunities are to seek the Fund's objective.

      At times, the market may favor or disfavor securities of issuers of a particular capitalization range. Securities of small capitalization issuers may be subject to greater price volatility in general than securities of larger companies. Therefore, if the Fund has substantial investments in smaller capitalization companies at times of market volatility, the Fund's share price may fluctuate more than that of funds focusing on larger capitalization issuers.

          At times, the Fund may increase the emphasis of its investments in a particular industry. Therefore, it may be subject to the risks that economic, political or other events can have a negative effect on the values of issuers in that particular industry (this is referred to as "industry risk"). Stocks of issuers in a particular industry may be affected by changes in economic conditions that affect that industry more than others, or changes in government regulations, availability of basic resources or supplies, or other events. To the extent that the Fund is emphasizing investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

o Rights and Warrants. The Fund can invest up to 5% of its total assets in warrants or rights. That limit does not apply to warrants and rights that the Fund has acquired as part of units of securities or that are attached to other securities. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

o Convertible Securities. While some convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded by the Manager more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible debt fixed-income securities. Convertible securities are subject to the credit risks and interest rate risks described above.

      The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

      To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and
(3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

o Preferred Stocks. Preferred stocks are equity securities but have certain attributes of debt securities. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before the issuer can pay dividends on common shares.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest prior to maturity rates decline. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

      Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital as debt securities and may not offer the same degree of assurance of continued income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of its liquidation.

      |X| Investments in Bonds and Other Debt Securities. The Fund can invest in a variety of bonds, debentures and other debt securities to seek its objective. It will invest at least 25% of its assets in fixed-income senior securities and could have a larger portion of its assets in debt investments.

      The Fund's debt investments can include investment-grade and non-investment-grade bonds (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc., or at least "BBB" by Standard & Poor's Rating Service or Duff & Phelps, Inc., or that have comparable ratings by another nationally-recognized rating organization. In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If the securities that the Fund buys are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

      |X| Special Risks of Lower-Grade Securities. It is not anticipated that the Fund will normally invest a substantial portion of its assets in lower-grade debt securities. Because lower-grade securities tend to offer higher yields than investment-grade securities, the Fund may invest in lower grade securities if the Manager is trying to achieve greater income (and, in some cases, the appreciation possibilities of lower-grade securities might be a reason they are selected for the Fund's portfolio). High-yield convertible debt securities might be selected as "equity substitutes," as described above.

      "Lower-grade" debt securities are those rated below "investment grade," which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or Duff & Phelps, or similar ratings by other rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are included in the limitation on the percentage of the Fund's assets that can be invested in lower-grade securities. The Fund can invest in securities rated as low as "B" at the time the Fund buys them.

      Some of the special credit risks of lower-grade securities are discussed in the Prospectus. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risks of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

      However, the Fund's limitations on buying these investments may reduce the risks to the Fund, as will the Fund's policy of diversifying its investments. Additionally, to the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are investment grade and are not regarded as junk bonds, those securities may be subject to greater risks than other investment-grade securities, and have some speculative characteristics. Definitions of the debt security ratings categories of Moody's, S&P, Fitch IBCA and Duff & Phelps are included in Appendix A to this Statement of Additional Information.

o Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

|X| Mortgage-Related Securities. Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or instrumentalities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus. Mortgage-related securities issued by private issuers have greater credit risk.

      As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

      In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages, and it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. As a result, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

      Prepayment  risks can lead to substantial  fluctuations  in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

      During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in response to changes in interest rates. If the prepayments on the Fund's mortgage-related securities were to decrease broadly, the Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.

      As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies. o Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:

(1) pass-through certificates issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac,

(2)  unsecuritized   mortgage   loans  insured  by  the  Federal   Housing
     Administration or guaranteed by the Department of Veterans' Affairs,

(3) unsecuritized conventional mortgages, (4) other mortgage-related securities, or (5) any combination of these.
      Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the opposite direction of an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

      |X| U.S. Government Securities. These are securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Fund will invest in securities of U.S. government agencies and instrumentalities only if the Manager is satisfied that the credit risk with respect to the agency or instrumentality is minimal.

o U.S. Treasury Obligations. These include Treasury bills (maturities of one year or less when issued), Treasury notes (maturities of one to ten years), and Treasury bonds (maturities of more than ten years). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include U. S. Treasury securities that have been "stripped" by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

o Treasury Inflation-Protection Securities. The Fund can buy these TIPS, which are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.
o Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association ("GNMA") pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

     |X| U.S. Government Mortgage-Related Securities. The Fund can invest in a variety of mortgage-related securities that are issued by U.S. government agencies or instrumentalities, some of which are described below.

o  GNMA  Certificates.   The  Government  National  Mortgage  Association  is  a
wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages. Ginnie Maes are debt securities representing an interest in one mortgage or a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration.

      The Ginnie Maes in which the Fund invests are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie Maes will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

      The Ginnie Maes purchased by the Fund are guaranteed as to timely payment of principal and interest by GNMA. In giving that guaranty, GNMA expects that payments received by the issuers of Ginnie Maes on account of the mortgages backing the Ginnie Maes will be sufficient to make the required payments of principal of and interest on those Ginnie Maes. However, if those payments are insufficient, the guaranty agreements between the issuers of the Ginnie Maes and GNMA require the issuers to make advances sufficient for the payments. If the issuers fail to make those payments, GNMA will do so.

          Under Federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

      Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages, Ginnie Maes do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against GNMA. Holders of Ginnie Maes (such as the Fund) have no security interest in or lien on the underlying mortgages.

      Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Fund with respect to the mortgages underlying the Ginnie Maes owned by the Fund. All of the mortgages in the pools relating to the Ginnie Maes in the Fund are subject to prepayment without any significant premium or penalty, at the option of the mortgagors. While the mortgages on 1-to-4-family dwellings underlying certain Ginnie Maes have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

o Federal Home Loan Mortgage Corporation ("FHLMC") Certificates. FHLMC, a corporate instrumentality of the United States, issues FHLMC Certificates representing interests in mortgage loans. FHLMC guarantees to each registered holder of a FHLMC Certificate timely payment of the amounts representing a holder's proportionate share in:
(i)   interest payments less servicing and guarantee fees,
(ii)  principal prepayments, and
(iii) the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received.

         The obligations of FHLMC under its guarantees are obligations solely of FHLMC and are not backed by the full faith and credit of the United States.

o Federal National Mortgage Association (Fannie Mae) Certificates. Fannie Mae, a federally-chartered and privately-owned corporation, issues Fannie Mae Certificates which are backed by a pool of mortgage loans. Fannie Mae guarantees to each registered holder of a Fannie Mae Certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such Certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received. The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the United States or any of its agencies or instrumentalities other than Fannie Mae.

|X| Zero-Coupon U.S. Government Securities. The Fund may buy zero-coupon U.S. government securities. These will typically be U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Commercial (Privately-Issued) Mortgage Related Securities. The Fund can invest in commercial mortgage related securities issued by private entities. Generally these are multi-class debt or pass through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

      |X| Asset-Backed Securities. Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, the Fund could suffer losses on its investment or delays in receiving payment.

      The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above. Unlike mortgage-backed securities, asset-backed securities typically do not have the benefit of a security interest in the underlying collateral.
      |X| Municipal Securities. The Fund can buy municipal bonds and notes, tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations. These debt obligations are issued by the governments of states, as well as their political subdivisions (such as cities, towns and counties), or by the District of Columbia and their agencies and authorities. The Fund can also buy securities issued by any commonwealths, territories or possessions of the United States, or their respective agencies, instrumentalities or authorities. The Fund would invest in municipal securities because of the income and portfolio diversification they offer rather than for the tax-exempt nature of the income they pay.

      The Fund can buy both long-term and short-term municipal securities. Long-term securities have a maturity of more than one year. In selecting municipal securities the Fund would normally focus on longer-term securities, to seek higher income. In general, the values of longer-term bonds are more affected by changes in interest rates than are short-term bonds.

                          Municipal securities are issued to raise money for a
variety of public or private purposes, including financing state or local governments, financing specific projects or public facilities. The Fund can invest in municipal securities that are "general obligations," secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

      The Fund can also buy "revenue obligations," payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some of these revenue obligations are private activity bonds that pay interest that may be a tax preference for investors subject to alternative minimum tax.

o Municipal Lease Obligations. Municipal leases are used by state and local government authorities to obtain funds to acquire land, equipment or facilities. The Fund may invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable.

      |X| Money Market Instruments and Short-Term Debt Obligations. The Fund can invest in a variety of high quality money market instruments and short-term debt obligations, both under normal market conditions and for defensive purposes. The following is a brief description of the types of money market securities and short-term debt obligations the Fund can invest in. Those money market securities are high-quality, short-term debt instruments that are issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. The Fund's investments in foreign money market instruments and short-term debt obligations are subject to its limits on investing in foreign securities and the risks of foreign investing, described above.

o    U.S.  Government   Securities.   These  include  obligations  issued  or
     guaranteed   by  the   U.S.   government   or  any  of  its   agencies   or
     instrumentalities.

o Bank Obligations. The Fund can buy time deposits, certificates of deposit and bankers' acceptances. They must be :

o obligations issued or guaranteed by a domestic or foreign bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion,

o banker's acceptances (which may or may not be supported by letters of credit) only if guaranteed by a U.S. commercial bank with total assets of at least U.S. $1 billion.

      The Fund can make time deposits. These are non-negotiable deposits in a bank for a specified period of time. They may be subject to early withdrawal penalties. Time deposits that are subject to early withdrawal penalties are subject to the Fund's limits on illiquid investments, unless the time deposit matures in seven days or less. "Banks" include commercial banks, savings banks and savings and loan associations.

o Commercial Paper. The Fund can invest in commercial paper if it is rated within the top two rating categories of Standard & Poor's and Moody's. If the paper is not rated, it may be purchased if issued by a company having a credit rating of at least "AA" by Standard & Poor's or "Aa" by Moody's.

      The Fund can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

o Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

      Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

      The Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus. Currently, the Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times and at times may not use them.

      |X| Foreign Securities. The Fund can purchase equity and debt securities issued or guaranteed by foreign companies or debt securities of foreign governments or their agencies. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments and their agencies and instrumentalities. Those securities may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

      Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations. That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Fund can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

o Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;

o fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);

o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater volatility and less liquidity on foreign markets than in the U.S.;

o less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;

o     foreign exchange contracts;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;

o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;

o     foreign withholding taxes on interest and dividends;

o    possibilities   in  some  countries  of   expropriation,   nationalization,
     confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and

o     unfavorable differences between the U.S. economy and foreign economies.
      In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

o Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The Manager will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's investment objective.

o Risks of Conversion to Euro. There may be transaction costs and risks relating to the conversion of certain European currencies to the Euro that commenced in January 1, 1999. However, their current currencies (for example, the franc, the mark, and the lira) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Fund operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:
               o issuers in which the Fund invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.
               o vendors the Fund depends on to carry out its business, such as its custodian (which holds the foreign securities the Fund buys), the Manager (which must price the Fund's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Fund.
               o exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

      The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

      The Manager has upgraded (at its expense) its computer and bookkeeping systems to deal with the conversion. The Fund's custodian has advised the Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The Fund's portfolio managers will also monitor the effects of the conversion on the issuers in which the Fund invests. The possible effect of these factors on the Fund's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its operational costs.

o Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. The Fund may buy securities issued by certain supra-national entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development bank and the Inter-American Development Bank.

      The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

      |X| Floating Rate and Variable Rate Obligations. Some securities the Fund can purchase have variable or floating interest rates. Variable rates are adjusted at stated periodic intervals. Variable rate obligations can have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days' notice to the holder.

      |X| "Stripped" Mortgage-Related Securities. The Fund may invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

      Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass-through certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

      |X|  Participation   Interests.  The  Fund  may  invest  in  participation
interests, subject to the Fund's limitation on investments in illiquid investments. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.

      Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of the Fund's shares. If the issuing financial institution fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

|X| Forward Rolls. The Fund can enter into "forward roll" transactions with respect to mortgage-related securities. These are limited to 10% of the Fund's total assets. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.
      The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

      These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities.

|X| "When-Issued" and "Delayed-Delivery" Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement. There is a risk of loss to the Fund if the value of the security changes prior to the settlement date, and there is the risk that the other party may not perform.

      The Fund may engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time the obligation is entered into. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

      When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for defensive purposes.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Board of Directors from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's fundamental policy limits on holding illiquid investments. The Fund cannot enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      |X| Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Directors, the Manager determines the liquidity of certain of the Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      As a fundamental policy, the Fund will not invest more than 10% of its total assets in illiquid or restricted securities, including repurchase agreements having a maturity beyond seven days, portfolio securities for which market quotations are not readily available and time deposits that mature in more than 2 days. Certain restricted securities that are eligible for resale to qualified institutional purchasers, as described below, may not be subject to that limit. The Fund currently applies that limitation to 10% of its net assets, as a non-fundamental policy. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      The  Fund  may  also  acquire   restricted   securities   through  private
placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

      Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

      |X| Loans of Portfolio Securities. The Fund can lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. It may do so to try to provide income or to raise cash for liquidity purposes. As a fundamental policy, these loans are limited to not more than 33 1/3% of the value of the Fund's total assets. The Fund presently does not intend to engage in loans of securities but may do so in the future.

      There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finders', custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.
      |X| Derivatives. The Fund may invest in a variety of derivative investments to seek income for liquidity needs or for hedging purposes. Some derivative investments the Fund may use are the hedging instruments described below in this Statement of Additional Information.

      Some of the derivative investments the Fund can use include debt exchangeable for common stock of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock may not be as high as the Manager expected.

      Other derivative investments the Fund may invest in include "index-linked" notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund may use. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

o "Structured" Notes. The Fund can buy "structured" notes, which are specially-designed derivative debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be "structured" by the purchaser (the Fund) and the borrower issuing the note.

      The principal and/or interest payments depend on the performance of one or more other securities or indices, and the values of these notes will therefore fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks and therefore the Fund could receive more or less than it originally invested when the notes mature, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. There values may be very volatile and they may have a limited trading market, making it difficult for the Fund to sell its investment at an acceptable price.

o "Inverse Floaters." Certain types of variable rate bonds known as "inverse floaters" pay interest at rates that vary as the yields generally available on short-term tax-exempt bonds change. However, the yields on inverse floaters move in the opposite direction of yields on short-term bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile. Inverse floaters are a type of "derivative security." Some have a "cap," so that if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund will not invest more than 5% of its total assets in inverse floaters.

      |X| Hedging. The Fund can use hedging instruments. It is not obligated to use them in seeking its objective although it can write covered calls to seek high current income if the Manager believes that it is appropriate to do so. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, the Fund could:
o     sell futures contracts, or
o write covered calls on securities or futures. Covered calls may also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

      The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could buy futures.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

o Futures. The Fund can buy and sell exchange-traded futures contracts that relate to (1) broadly-based stock indices ("stock index futures") (2) debt securities (these are referred to as "interest rate futures"), (3) other broadly-based securities indices (these are referred to as "financial futures"),
(4) foreign currencies (these are referred to as "forward contracts"), or (5) securities.

      A broadly-based stock index is used as the basis for trading stock index futures. An index may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

      No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

o Writing Covered Call Options. Under its fundamental policies, the Fund is permitted to write (that is, sell) covered calls on securities, indices, futures and forward contracts. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised. Up to 20% of the Fund's total assets may be subject to calls the Fund writes.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying on its books an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

o Selling Call Options on Foreign Currencies. The Fund can sell calls on foreign currencies. They include calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by identifying on its books liquid assets in an amount equal to the exercise price of the option, in a segregated account with the Fund's Custodian bank.
o Risks of Hedging with Options and Futures. The Fund could pay a brokerage commission each time it sells a call, or sells an underlying investment in connection with the exercise of a call. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by selling futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased. o Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge." Normally, the Fund will not use cross-hedging.

      The Fund will cover its short positions in these cases by identifying to its Custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.


      The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

o Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. The Fund will not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will identify on its books liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

o Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

o Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (3) gains or losses attributable to fluctuations in exchange rates that occur between the
           time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(4) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.
      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
o 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      Policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Directors can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's principal investment policies are described in the Prospectus.

      |X|   Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

o The Fund cannot issue senior securities. However, it can make payments or deposits of margin in connection with options or futures transactions, lend its portfolio securities, enter into repurchase agreements, borrow money and pledge its assets as permitted by its other fundamental policies. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets are not deemed to be senior securities.

o The Fund cannot invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities (other than securities of the U.S. government or its agencies) of any one issuer or invest more than 15% of its total assets in the obligations of any one bank. This restriction applies to repurchase agreements with any one bank or dealer. Additionally, the Fund cannot purchase more than either 10% of the principal amount of the outstanding debt securities of an issuer, or 10% of the outstanding voting securities of an issuer. This restriction shall not apply to securities issued or guaranteed by the U.S. government or its agencies, bank money market instruments or bank repurchase agreements.

o The Fund cannot invest more than 25% of the value of its total assets in the securities of issuers in any single industry. However, this limitation shall not apply to the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. For the purpose of this restriction, each utility that provides a separate service (for example, gas, gas transmission, electric or telephone) shall be considered to be a separate industry. This test shall be applied on a pro forma basis using the market value of all assets immediately prior to making any investment. The Fund has undertaken as a matter of non-fundamental policy to apply this restriction to 25% or more of its total assets.

o The Fund cannot, by itself or together with any other fund, portfolio or portfolios, make investments for the purpose of exercising control over, or management of, any issuer.

o The Fund cannot purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. It can also purchase in the open market securities of closed-end investment companies if no underwriter or dealer's commission or profit, other than the customary broker's commission is involved and only if immediately thereafter not more than 10% of the Fund's total assets, taken at market value, would be invested in such securities.

o The Fund cannot purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, commodity contracts or real estate. However, the Fund can purchase securities of issuers that invest or deal an any of the above interests and can invest for hedging purposes in futures contracts on securities, financial instruments and indices, and foreign currency, as are approved for trading on a registered exchange.

o The Fund cannot purchase any securities on margin or make short sales of securities or maintain a short position. However, the Fund can obtain such short- term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered to be the purchase of a security on margin.

o The Fund cannot make loans. However, the Fund may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value. The Fund can also enter into repurchase agreements, and purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

o The Fund cannot borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing. It can borrow only from banks as a temporary measure for extraordinary or emergency purposes. It cannot make investments in portfolio securities while such outstanding borrowings exceed 5% of its total assets.

o The Fund cannot allow its current obligations under reverse repurchase agreements, together with borrowings, to exceed 1/3 of the value of its total assets (less all its liabilities other than the obligations under borrowings and such agreements).

o The Fund cannot mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings as mentioned in its restriction on borrowing, above. In that case such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time of the borrowing. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the Fund's custodian bank and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis are not deemed to be pledges.

o The Fund cannot underwrite securities of other issuers. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 in reselling its portfolio securities.

o The Fund cannot write, purchase or sell puts, calls or combinations thereof, except that it can write covered call options.

o The Fund cannot invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value at the time of the investment, would be invested in such securities. However, up to 25% of the total assets of the Fund may be invested in the aggregate in such securities that are (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers (including Eurodollar securities), or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on The New York Stock Exchange.

o The Fund cannot invest more than 10% in the aggregate of the value of its total assets in repurchase agreements maturing in more than seven days, time deposits maturing in more than two days, portfolio securities that do not have readily available market quotations and all other illiquid assets.

      For purposes of the fundamental investment restrictions, the term "borrow" does not include mortgage dollar rolls, reverse repurchase agreements or lending portfolio securities. The terms "illiquid securities" and "portfolio securities that do not have readily available market quotations" include restricted securities. However, reverse repurchase agreements are treated as borrowings, master demand notes may be deemed to be illiquid securities and mortgage dollar rolls are sales transactions and not financings.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.


                             How the Fund is Managed

Organization and History. The Fund is one of two investment portfolios, or "series," of Oppenheimer Series Fund, Inc. That corporation is an open-end, management investment company organized as a Maryland corporation in 1981, and was called Connecticut Mutual Investment Accounts, Inc. until March 18, 1996, when the Manager became the Fund's investment adviser. The Fund is a diversified mutual fund, and until March 18, 1996 was called Connecticut Mutual Total Return Account.
      The Fund's parent corporation is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      |X| Classes of Shares. The Board of Directors has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares: Class A, Class B, and Class C. All classes invest in the same investment portfolio. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      The Directors are authorized to create new series and classes of shares. The Directors may reclassify unissued shares of the Fund's parent corporation or its series or classes into additional series or classes of shares. The Directors also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      |X| Meetings of Shareholders. Although the Fund is not required by Maryland law to hold annual meetings, it may hold shareholder meetings from time to time on important matters. The shareholders of the Fund's parent corporation have the right to call a meeting to remove a Director or to take certain other action described in the Articles of Incorporation or under Maryland law.

      The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. The Fund will hold a meeting when the Directors call a meeting or upon proper request of shareholders. If the Fund's parent corporation receives a written request of the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting to call a meeting for a specified purpose (which might include the removal of a Director), the Directors will call a meeting of shareholders for that specified purpose. The Fund's parent corporation has undertaken that it will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

      Shareholders of the Fund and of its parent corporation's other series vote together in the aggregate on certain matters at shareholders' meetings. Those matters include the election of Directors and ratification of appointment of the independent auditors. Shareholders of a particular series or class vote separately on proposals that affect that series or class. Shareholders of a series or class that is not affected by a proposal are not entitled to vote on the proposal. For example, only shareholders of a particular series vote on any material amendment to the investment advisory agreement for that series. Only shareholders of a particular class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect only that class.

Directors and Officers of the Fund. The Directors of the Fund's parent corporation and the Fund's officers and their principal occupations and business affiliations during the past five years are listed below. Directors denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund's parent corporation and the Fund under the Investment Company Act. All of the Directors are also trustees, directors or managing general partners of the following New York-based Oppenheimer funds9:

Oppenheimer California Municipal Fund Oppenheimer Large Cap Growth Fund Oppenheimer Capital Appreciation Fund Oppenheimer Money Market Fund, Inc.
Oppenheimer Capital Preservation Fund Oppenheimer Multiple Strategies Fund Oppenheimer Developing Markets Fund Oppenheimer Multi-Sector Income Trust Oppenheimer Discovery Fund Oppenheimer Multi-State Municipal Trust Oppenheimer Enterprise Fund Oppenheimer Municipal Bond Fund Oppenheimer Europe Fund Oppenheimer New York Municipal Fund Oppenheimer Global Fund Oppenheimer Series Fund, Inc. Oppenheimer Global Growth & Income Fund Oppenheimer U.S. Government Trust Oppenheimer Gold & Special Minerals Fund Oppenheimer Trinity Core Fund Oppenheimer Growth Fund Oppenheimer Trinity Growth Fund Oppenheimer
International Growth Fund Oppenheimer Trinity Value Fund Oppenheimer International Small Company Fund Oppenheimer World Bond Fund

      Ms. Macaskill and Messrs. Spiro, Donohue, Wixted, Zack, Bishop and Farrar respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of February 15, 2000 the Directors and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. Ms. Macaskill and Mr. Donohue are trustees of that plan.

1. Mr. Armstrong is not a Trustee of Centennial Tax Exempt Trust, Centennial New York Tax-Exempt Trust, Centennial Money Market Trust, Centennial Government Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., Oppenheimer Main Street Funds, Inc., Oppenheimer Cash Reserves, or Oppenheimer Champion Income Fund. Mr. Bowen is not a Trustee of Oppenheimer Strategic Income Fund, Inc., Oppenheimer Integrity Fund, Centennial New York Tax Exempt Trust, or a director of Panorama Series Fund, Inc. nor a Managing General Partner of Centennial America Fund, L.P. Mr. Cameron is not a Trustee of Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Bond Fund, Oppenheimer High Yield Fund, Oppenheimer Main Street Funds, Inc., Panorama Series Fund, Inc., Centennial American Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, or Centennial Tax Exempt Trust. Mr. Fossel is not a Trustee of Centennial New York Tax Exempt Trust nor a Managing Partner of Centennial America Fund, L.P. Ms. Macaskill is not a Trustee of Oppenheimer Strategic Income Fund or Oppenheimer Integrity Funds, or a director of Panorama Series Fund, Inc.


Leon Levy, Chairman of the Board of Directors, Age 74
280 Park Avenue, New York, New York 10017
General Partner of Odyssey Partners, L.P. (investment partnership) (since 1982) and Chairman of Avatar Holdings, Inc. (real estate development).

Robert G. Galli, Director, Age 66
19750 Beach Road, Jupiter Island, Florida 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman of the Manager, OppenheimerFunds, Inc. (October 1995 - December 1997); Executive Vice President of the Manager (December 1977 - October
1995); Executive Vice President and a director (April 1986 - October 1995) of HarbourView Asset Management Corporation, an investment advisor subsidiary of the Manager.
Phillip A. Griffiths, Director, Age 61
97 Olden Lane, Princeton, New Jersey 08540
The Director of the Institute for Advanced Study, Princeton, NJ (since 1991) and a member of the National Academy of Sciences (since 1979); formerly a director of Bankers Trust Corporation (1994 through June 1999), Provost and Professor of Mathematics at Duke University (1983 - 1991), a director of Research Triangle Institute, Raleigh, N.C. (1983 - 1991), and a Professor of Mathematics at Harvard University (1972 - 1983).

Benjamin Lipstein, Director, Age 76
591 Breezy Hill Road, Hillsdale, New York 12529
Professor   Emeritus   of   Marketing,   Stern   Graduate   School  of  Business
Administration, New York University.

Bridget A. Macaskill,* President and Director, Age 51 Two World Trade Center, 34th Floor, New York, New York 10048-0203 President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September
1995), (both are transfer agent subsidiaries of the Manager); President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc., an investment advisory subsidiary of the Manager (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd. and of Oppenheimer Millennium Funds plc, off-shore investment companies managed by the Manager; President and a director of other Oppenheimer funds; a director of Prudential Corporation plc (a U.K. financial service company).

Elizabeth B. Moynihan, Director, Age 70
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institute), Executive Committee of Board of Trustees of the National Building Museum; a member of the Trustees Council, Preservation League of New York State.

Kenneth A. Randall, Director, Age 72
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), and Prime Retail, Inc. (real estate investment trust); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

Edward V. Regan, Director, Age 69
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a director of RBAsset (real estate manager); a director of OffitBank; Trustee, Financial Accounting Foundation (FASB and GASB); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Director, Age 68
8 Sound Shore Drive, Greenwich, Connecticut 06830
Chairman of The Directorship Group, Inc. (corporate governance consulting and executive recruiting); a director of Professional Staff Limited (a U.K. temporary staffing company); a life trustee of International House (non-profit educational organization), and a trustee of the Greenwich Historical Society.

Donald W. Spiro, Vice Chairman and Director, Age 74 Two World Trade Center, 34th Floor, New York, New York 10048-0203 Formerly he held the following positions:
Chairman Emeritus (August 1991 - August 1999), Chairman (November 1987 - January
1991) and a director (January 1969 - August 1999) of the Manager; President and Director of OppenheimerFunds Distributor, Inc., the Fund's Distributor (July 1978 - January 1992).

Clayton K. Yeutter, Director, Age 69
10475 E. Laurel Lane, Scottsdale, Arizona 85259
Of Counsel, Hogan & Hartson (a law firm); a director of Zurich Financial Services (financial services), Zurich Allied AG and Allied Zurich p.l.c. (insurance investment management); Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order), Counselor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture and U.S. Trade Representative.

Peter M. Antos, Vice President and Portfolio Manager, Age 54 One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103 Chartered Financial Analyst; Principal Portfolio Manager, Vice President of the Fund, Senior Vice President of the Manager and HarbourView Asset Management Corp. (since March 1996); an officer and portfolio manager of other Oppenheimer funds; previously Vice
President and Senior Portfolio Manager, Equities of Connecticut Mutual Life Insurance Company and its subsidiary, G.R. Phelps & Co. (1989-1996).


Stephen F. Libera, Vice President and Portfolio Manager, Age 49 One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103-2603 Chartered Financial Analyst; Vice President of the Fund, the Manager and HarbourView Asset
Management Corporation (since March 1996); portfolio manager of other Oppenheimer funds; previously a Vice President and Senior Portfolio Manager, Fixed Income - Connecticut Mutual Life Insurance Company and its subsidiary - G.R. Phelps (1985 - 1996).

Michael C. Strathearn, Vice President and Portfolio Manager, Age 47 One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103 Chartered Financial Analyst; Vice President of the Fund, the Manager and HarbourView Asset Management Corp (since March 1996); an officer of other Oppenheimer funds; previously a Portfolio Manager, Equities, of Connecticut Mutual Life Insurance Company (1988-1996).

Kenneth B. White, Vice President and Portfolio Manager, Age 48 One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103 Chartered Financial Analyst; Vice President of the Fund, the Manager and HarbourView Asset Management Corp. (since March 1996); an officer of other Oppenheimer funds; previously a Portfolio Manager, Equities, of Connecticut Mutual Life Insurance Company (1992-1996).
Arthur J. Zimmer, Vice President and Portfolio Manager, Age 52 6803 South Tucson Way, Englewood, Colorado 80112 Senior Vice President of the Manager (since June
1997); Vice President of Centennial Asset Management Corporation, an investment advisory subsidiary of the Manager (since September 1991); an officer of other Oppenheimer funds; formerly Vice President of the Manager (October 1990 - June
1997).

Andrew J. Donohue, Secretary, Age 49
Two World Trade Center, 34th Floor, New York, New York 10048-0203 Executive Vice President (since January 1993), General Counsel (since October 1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer
Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer, Age 40
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).

Robert G. Zack, Assistant Secretary, Age 51
Two World Trade Center, 34th Floor, New York, New York 10048-0203 Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November 1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age 41
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.


Scott T. Farrar, Assistant Treasurer, Age 34
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

      |X| Remuneration of Directors. The officers of the Fund and Ms. Macaskill, who is affiliated with the Manager receive no salary or fee from the Fund. The remaining Directors of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended October 31, 1999. The compensation from all of the New York-based Oppenheimer funds
(including the Fund) was received as a director, trustee or member of a committee of the boards of those funds during the calendar year 1999.

--------------------------------------------------------------------------------
                                                                           Total
                                             Retirement       Compensation
                                             Benefits         from all
                            Aggregate        Accrued as Part  New York-based
Director's Name             Compensation     of Fund          Oppenheimer
And Position                From Fund 1      Expenses         Funds (24 Funds)2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Leon Levy                          $0               $0            $166,700
  Chairman
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert G. Galli                    $0               $0            $176,2153
  Study Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Phillip Griffiths4                 $0               $0             $17,835
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Benjamin Lipstein
  Study Committee Chairman,        $0               $0            $144,100
  Audit Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Elizabeth B. Moynihan              $0               $0            $101,500
  Study Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kenneth A. Randall                 $0               $0             $93,100
  Audit Committee Chairman
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Edward V. Regan
  Proxy Committee Chairman,        $0               $0             $92,100
  Audit Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell S. Reynolds, Jr.           $0               $0             $68,900
  Proxy Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Donald W. Spiro4                   $0               $0             $10,250
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Clayton K. Yeutter                 $0               $0             $68,900
  Proxy Committee Member
--------------------------------------------------------------------------------
1. Aggregate compensation includes fees, deferred compensation, if any, and retirement plan benefits accrued for a Trustee or Director. No compensation or retirement benefit expenses were allocated to the Fund for fiscal year
   1999 because the Fund received an expense credit in excess of its compensation and retirement benefit expenses due to a reallocation of such expenses among the New York-based Oppenheimer funds.
2.    For the 1999 calendar year.
3. Total Compensation for the 1999 calendar year includes compensation received for serving as a Trustee or Director of 10 other Oppenheimer funds.
4.    Prior to August 1, 1999, Mr. Spiro was not an Independent Director.

     |X| Retirement Plan for Directors. The Fund and its parent corporation have adopted a retirement plan that provides for payments to retired Directors. Payments are up to 80% of the average compensation paid during a Director's five years of service in which the highest compensation was received. A Director must serve as director or trustee for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Each Director's retirement benefits will depend on the amount of the Director's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

      |X| Deferred Compensation Plan. The Board of Directors has adopted a Deferred Compensation Plan for disinterested directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds.

      Deferral of Directors' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Director under the plan without shareholder approval for the limited purpose of determining the value of the Director's deferred fee account.

      |X| Major Shareholders. As of February 15, 2000, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

    Merrill Lynch, Pierce, Fenner & Smith, Inc., 4800 Deer Lake Drive East, Jacksonville, FL 32246, which owned 28,954.695 Class C shares (representing approximately 8.43% of the outstanding Class C shares) for the benefit of its clients.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Department provide the portfolio managers with counsel and support in managing the Fund's portfolio.


         The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.

 ------------------------------------------------------------------------------
 Fiscal Year ended 10/31:    Management Fees Paid to OppenheimerFunds, Inc.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
           1997                                $1,535,343
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
           1998                                $1,774,240
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
           1999                                $1,994,511
 ------------------------------------------------------------------------------

         The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

         The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund's parent corporation to use the name "Oppenheimer" as part of its name and the name of the Fund.


                         Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Directors.
      Under the investment advisory agreement, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

         Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

         Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The investment research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Directors permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Directors permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

-------------------------------------------------------------------------------
 Fiscal Year Ended 10/31:     Total Brokerage Commissions Paid by the Fund1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           1997                                 $385,963
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           1998                                 $457,263
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           1999                                 $717,6422
-------------------------------------------------------------------------------

3. Amounts do not include spreads or concessions on principal transactions on a net trade basis.
4. In the fiscal year ended 10/31/99, the amount of transactions directed to brokers for research services was $421,993,246 and the amount of the commissions paid to broker-dealers for those services was $511,633.


                         Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund's parent corporation, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

         The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares during the Fund's three most recent fiscal years is shown in the table below.

-------------------------------------------------------------------------------
          Aggregate    Class A
          Front-End    Front-End     Commissions    Commissions  Commissions
Fiscal    Sales        Sales         on Class A     on Class B   on Class C
Year      Charges on   Charges       Shares         Shares       Shares
Ended     Class A      Retained by   Advanced by    Advanced by  Advanced by
10/31:    Shares       Distributor   Distributor1   Distributor1 Distributor1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  1997      $468,073     $456,768       $10,843       $175,997      $10,881
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  1998      $481,886     $397,054       $27,571       $316,680      $21,560
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  1999      $400,298     $295,333       $46,607       $250,032      $25,954
-------------------------------------------------------------------------------
2. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

-------------------------------------------------------------------------------
Fiscal     Class A Contingent    Class B Contingent
Year       Deferred Sales        Deferred Sales        Class C Contingent
Ended      Charges Retained by   Charges Retained by   Deferred Sales Charges
10/31      Distributor           Distributor           Retained by Distributor
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
   1999           $2,000                $57,857                $3,487
-------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

      Each plan has been approved by a vote of the Board of Directors, including a majority of the Independent Directors10, cast in person at a meeting called for the purpose of voting on that plan. Each plan has also been approved by the holders of a "majority" (as defined in the Investment Company Act) of the shares of the applicable class. The shareholder vote for the Distribution and Service Plan for Class C shares was cast by the Manager as the sole initial holder of Class C shares of the Fund.

      Under the plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Directors and its Independent Directors specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.
      The Board of Directors and the Independent Directors must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Directors at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Directors.

      Each plan states that while it is in effect, the selection and nomination of those Directors of the Fund's parent corporation who are not "interested persons" of the corporation (or the Fund) is committed to the discretion of the Independent Directors. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Directors.

      Under the plan for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Directors. The Board of Directors has set no minimum amount of assets to qualify for payments under the plans.

      |X| Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Board has set the rate at that level. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      For the fiscal year ended October 31, 1999 payments under the Class A plan totaled $732,222, all of which was paid by the Distributor to recipients. That included $587,717 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.


      |X| Class B and Class C Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated for its services at a flat rate, whether the Distributor's costs in distributing Class B and Class C shares and servicing accounts are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      The Class B and the Class C plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing commission to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase.

         The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:

o pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described above,

o may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,

o employs personnel to support distribution of Class B and Class C shares, and

o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.
--------------------------------------------------------------------------------
     Distribution Fees Paid to the Distributor for the Year Ended 10/31/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                               Distributor's    Distributor's
                                               Aggregate        Unreimbursed
                               Amount          Unreimbursed     Expenses as %
              Total Payments   Retained by     Expenses Under   of Net Assets
Class:        Under Plan       Distributor     Plan             of Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Plan      $246,431        $206,2531        $689,149          2.93%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Plan      $58,740         $33,2272         $67,663           1.18%
--------------------------------------------------------------------------------
3.    Includes $20,874 paid to an affiliate of the Distributor's parent company.
4.    Includes $7,586 paid to an affiliate of the Distributor's parent company.

      All payments under the Class B and the Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.


                             Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:
o Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model. o The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
o An investment in the Fund is not insured by the FDIC or any other government agency. o The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.

o When an investor's shares are redeemed, they may be worth more or less than their original cost. o Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period.

o Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )


o Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:


            ERV - P
            ------- = Total Return
               P


o Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

-------------------------------------------------------------------------------
           The Fund's Total Returns for the Periods Ended 10/31/99
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
          Cumulative Total
          Returns (10
          years
Class of  or Life of
Shares    Class)                      Average Annual Total Returns
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                  5-Year
                                                    (or
                                1-Year        life-of-class)       10-Year
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          After   Without  After    Without  After    Without  After    Without
          Sales   Sales    Sales    Sales    Sales    Sales    Sales    Sales
          Charge  Charge   Charge   Charge   Charge   Charge   Charge   Charge
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class A1  163.14% 179.19%   -3.28%   2.62%    9.65%    10.96%   10.16%  10.81%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B   37.81%2 39.78%2   -3.03%   1.84%    8.18%2   8.55%2    N/A     N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C   31.38%3 31.38%3   0.87%    1.84%    8.11%3   8.11%3    N/A     N/A
-------------------------------------------------------------------------------
1. Inception of Class A:      9/16/85
2. Inception of Class B:      10/2/95
3. Inception of Class C:      5/1/96

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the fund is ranked by Lipper against all other general U.S. government funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

o Morningstar Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is included in the intermediate government fund category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk is measured by a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in the Fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rating is the Fund's (or class's) overall rating, which is the Fund's 3-year rating or its combined 3- and 5-year ranking (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year rating (weighted 40%/30%/30%, respectively), depending on the inception date of the Fund (or class). Ratings are subject to change monthly.

      The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star rating. Those total return rankings are percentages from one percent to one hundred percent and are not risk-adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the Funds in the same category performed better than it did.

      |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.
A B O U T  Y O U R  A C C O U N T

How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

|X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

                                        Oppenheimer   Main   Street   California
Oppenheimer Bond Fund                     Municipal Fund
                                        Oppenheimer  Main Street Growth & Income
Oppenheimer California Municipal Fund     Fund
Oppenheimer  Capital  Appreciation  Fund  Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Preservation Fund Oppenheimer MidCap Fund Oppenheimer Capital Income Fund Oppenheimer Multiple Strategies Fund Oppenheimer Champion Income Fund Oppenheimer Municipal Bond Fund Oppenheimer Convertible Securities Fund Oppenheimer New York Municipal Fund Oppenheimer Developing Markets Fund Oppenheimer New Jersey Municipal Fund Oppenheimer Disciplined Allocation Fund Oppenheimer Pennsylvania Municipal Fund Oppenheimer Disciplined Value Fund Oppenheimer Quest Balanced Value Fund
                                        Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Discovery Fund                Inc.
                                        Oppenheimer  Quest  Global  Value  Fund,
Oppenheimer Enterprise Fund               Inc.
Oppenheimer Europe Fund Oppenheimer Quest Opportunity Value Fund Oppenheimer Florida Municipal Fund Oppenheimer Quest Small Cap Value Fund Oppenheimer Global Fund Oppenheimer Quest Value Fund, Inc. Oppenheimer Global Growth & Income Fund Oppenheimer Real Asset Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Senior Floating Rate Fund Oppenheimer Growth Fund Oppenheimer Strategic Income Fund Oppenheimer High Yield Fund Oppenheimer Total Return Fund, Inc. Oppenheimer Insured Municipal Fund Oppenheimer Trinity Core Fund Oppenheimer Intermediate Municipal Fund Oppenheimer Trinity Growth Fund Oppenheimer International Bond
Fund Oppenheimer Trinity Value Fund Oppenheimer International Growth Fund Oppenheimer U.S. Government Trust Oppenheimer International Small Company Fund Oppenheimer World Bond Fund Oppenheimer Large Cap Growth Fund Limited-Term New York Municipal Fund Oppenheimer Limited-Term Government Fund Rochester Fund Municipals

and the following money market funds:

Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust               Oppenheimer Cash Reserves
Centennial Money Market Trust             Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.
      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.
      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

         5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.


         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before  you  establish  Asset  Builder  payments,   you  should  obtain  a
prospectus of the selected fund(s) from your financial advisor (or the Distributor ) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of Retirement Plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Directors' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Directors, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days and the values of some of the Fund's portfolio securities may change significantly on those days, when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

|X| Securities Valuation. The Fund's Board of Directors has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
o Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:

(3) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or

(4) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.
o Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

(4) at the last sale price available to the pricing service approved by the Board of Directors, or

(5) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(6) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(4) debt instruments that have a maturity of more than 397 days when issued, (5) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and (6) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less. o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(3) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(4) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Directors. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.


How to Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

o Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Directors of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Directors has the right to cause the involuntary redemption of the shares held in any account if the account holds fewer than 100 shares. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Sending Redemption Proceeds by Wire. The wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must

(4)   state the reason for the distribution;
(5)   state the owner's awareness of tax penalties if the distribution is premature; and
(6)   conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information.

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

          The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048.

o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market
         Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
o Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.
o Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund(sm) may not be exchanged for shares of any other fund.
o Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of Senior Floating Rate Fund that are exchanged for shares of the other Oppenheimer funds may not be exchanged back for Class A shares of Senior Floating Rate Fund.
o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those change whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.


                            Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is because of the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

          Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus.

          Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Board of Directors and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

      If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.
Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.


                            Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It acts on an "at-cost" basis. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
OPPENHEIMER DISCIPLINED ALLOCATION FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Disciplined Allocation Fund as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, and the ten months ended October 31, 1996.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 1995, were audited by other auditors whose report dated February 9, 1996, expressed an unqualified opinion on this information.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Disciplined Allocation Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, and the ten months ended October 31, 1996, in conformity with generally accepted accounting principles.



KPMG LLP

Denver, Colorado
November 19, 1999





STATEMENT OF INVESTMENTS  October 31, 1999
--------------------------------------------------------------------------------


MARKET VALUE

SHARES           SEE NOTE 1
=======================================================================================================================
 COMMON STOCKS--54.1%
-----------------------------------------------------------------------------------------------------------------------
 BASIC MATERIALS--2.2%
-----------------------------------------------------------------------------------------------------------------------
 CHEMICALS--1.1%
 Dow Chemical
Co.
13,200          $ 1,560,900
-----------------------------------------------------------------------------------------------------------------------
 International Flavors & Fragrances,
Inc.                                                 12,300              470,475
-----------------------------------------------------------------------------------------------------------------------
 Rohm & Haas
Co.
26,100              998,325

-------------

3,029,700

-----------------------------------------------------------------------------------------------------------------------
 PAPER--1.1%
 Georgia-Pacific
Group
21,700              861,219
-----------------------------------------------------------------------------------------------------------------------
 Georgia-Pacific Group/Timber
Group                                                       16,000
382,000
-----------------------------------------------------------------------------------------------------------------------
 Louisiana-Pacific
Corp.
43,700              554,444
-----------------------------------------------------------------------------------------------------------------------
 Rayonier,
Inc.
7,900              323,900
-----------------------------------------------------------------------------------------------------------------------
 Weyerhaeuser
Co.
18,100            1,080,344

-------------

3,201,907

-----------------------------------------------------------------------------------------------------------------------
 CAPITAL GOODS--7.2%
-----------------------------------------------------------------------------------------------------------------------
 AEROSPACE/DEFENSE--1.2%
 Cordant Technologies,
Inc.
8,200              255,737
-----------------------------------------------------------------------------------------------------------------------
 General Dynamics
Corp.
43,900            2,433,706
-----------------------------------------------------------------------------------------------------------------------
 Northrop Grumman
Corp.
13,100              718,862

-------------

3,408,305

-----------------------------------------------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--1.1%
 Rockwell International
Corp.
9,900              479,531
-----------------------------------------------------------------------------------------------------------------------
 SPX
Corp.(1)
31,400            2,661,150

-------------

3,140,681

-----------------------------------------------------------------------------------------------------------------------
 INDUSTRIAL SERVICES--0.3%
 Valassis Communications,
Inc.(1)                                                         17,400
748,200

-----------------------------------------------------------------------------------------------------------------------
 MANUFACTURING--4.6%
 Avery-Dennison
Corp.
9,700              606,250
-----------------------------------------------------------------------------------------------------------------------
 Ball
Corp.
14,300              576,469
-----------------------------------------------------------------------------------------------------------------------
 Briggs & Stratton
Corp.
12,600              736,312
-----------------------------------------------------------------------------------------------------------------------
 Cooper Industries,
Inc.
20,100              865,556
-----------------------------------------------------------------------------------------------------------------------
 Dover
Corp.
38,100            1,621,631
-----------------------------------------------------------------------------------------------------------------------
 Eaton
Corp.
11,300              850,325
-----------------------------------------------------------------------------------------------------------------------
 ITT Industries,
Inc.
23,100              789,731
-----------------------------------------------------------------------------------------------------------------------
 Miller (Herman),
Inc.
23,000              498,812
-----------------------------------------------------------------------------------------------------------------------
 Minnesota Mining & Manufacturing
Co.                                                     30,200            2,870,887


                   12 OPPENHEIMER DISCIPLINED ALLOCATION FUND


MARKET VALUE

SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
 MANUFACTURING Continued
 Parker-Hannifin
Corp.
17,300          $   792,556
-----------------------------------------------------------------------------------------------------------------------
 Textron,
Inc.
10,800              833,625
-----------------------------------------------------------------------------------------------------------------------
 United Technologies
Corp.
38,000            2,299,000

-------------

13,341,154

-----------------------------------------------------------------------------------------------------------------------
 COMMUNICATION SERVICES--4.0%
-----------------------------------------------------------------------------------------------------------------------
 TELECOMMUNICATIONS-LONG DISTANCE--2.4%
 ADC Telecommunications,
Inc.(1)                                                         15,000
715,312
-----------------------------------------------------------------------------------------------------------------------
 ALLTELL
Corp.
47,500            3,954,375
-----------------------------------------------------------------------------------------------------------------------
 AT&T
Corp.
35,250            1,647,937
-----------------------------------------------------------------------------------------------------------------------
 L-3 Communications Holdings,
Inc.(1)                                                     16,100
679,219

-------------

6,996,843

-----------------------------------------------------------------------------------------------------------------------
 TELEPHONE UTILITIES--1.6%
 BellSouth
Corp.
40,400            1,818,000
-----------------------------------------------------------------------------------------------------------------------
 SBC Communications,
Inc.
56,456            2,875,727

-------------

4,693,727

-----------------------------------------------------------------------------------------------------------------------
 CONSUMER CYCLICALS--7.2%
-----------------------------------------------------------------------------------------------------------------------
 AUTOS & HOUSING--2.2%
 Cooper Tire & Rubber
Co.
23,200              390,050
-----------------------------------------------------------------------------------------------------------------------
 Ethan Allen Interiors,
Inc.
21,800              775,262
-----------------------------------------------------------------------------------------------------------------------
 Fortune Brands,
Inc.
13,800              489,037
-----------------------------------------------------------------------------------------------------------------------
 Genuine Parts
Co.
58,900            1,535,081
-----------------------------------------------------------------------------------------------------------------------
 Southdown,
Inc.
11,100              536,269
-----------------------------------------------------------------------------------------------------------------------
 Stanley Works
(The)
21,600              599,400
-----------------------------------------------------------------------------------------------------------------------
 USG
Corp.
19,500              966,469
-----------------------------------------------------------------------------------------------------------------------
 Vulcan Materials
Co.
18,100              747,756
-----------------------------------------------------------------------------------------------------------------------
 York International
Corp.
15,400              362,862

-------------

6,402,186

-----------------------------------------------------------------------------------------------------------------------
 CONSUMER SERVICES--0.3%
 Harte-Hanks,
Inc.
15,500              307,094
-----------------------------------------------------------------------------------------------------------------------
 Hertz Corp., Cl.
A
10,500              455,437

-------------

762,531

-----------------------------------------------------------------------------------------------------------------------
 LEISURE & ENTERTAINMENT--0.6%
 Hasbro,
Inc.
22,600              466,125
-----------------------------------------------------------------------------------------------------------------------
 MGM Grand,
Inc.(1)
12,100              617,100
-----------------------------------------------------------------------------------------------------------------------
 Mirage Resorts,
Inc.(1)
44,000              640,750

-------------

1,723,975

                   13 OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------


MARKET VALUE

SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
 MEDIA--1.5%
 Central Newspapers, Inc., Cl.
A                                                          12,900          $
553,894
-----------------------------------------------------------------------------------------------------------------------
 Deluxe
Corp.
15,700              443,525
-----------------------------------------------------------------------------------------------------------------------
 Gannett Co.,
Inc.
28,700            2,213,487
-----------------------------------------------------------------------------------------------------------------------
 Knight-Ridder,
Inc.
17,500            1,111,250

-------------

4,322,156

-----------------------------------------------------------------------------------------------------------------------
 RETAIL: GENERAL--0.8%
 Federated Department Stores,
Inc.(1)                                                     22,500
960,469
-----------------------------------------------------------------------------------------------------------------------
 May Department Stores
Co.
18,700              648,656
-----------------------------------------------------------------------------------------------------------------------
 Nordstrom,
Inc.
22,600              563,587

-------------

2,172,712

-----------------------------------------------------------------------------------------------------------------------
 RETAIL: SPECIALTY--0.8%
 Ross Stores,
Inc.
44,000              907,500
-----------------------------------------------------------------------------------------------------------------------
 Sherwin-Williams
Co.
23,600              528,050
-----------------------------------------------------------------------------------------------------------------------
 TJX Cos.,
Inc.
35,000              949,375

-------------

2,384,925

-----------------------------------------------------------------------------------------------------------------------
 TEXTILE/APPAREL & HOME FURNISHINGS--1.0%
 Jones Apparel Group,
Inc.(1)
43,400            1,372,525
-----------------------------------------------------------------------------------------------------------------------
 Liz Claiborne,
Inc.
13,900              556,000
-----------------------------------------------------------------------------------------------------------------------
 Shaw Industries,
Inc.
35,300              544,944
-----------------------------------------------------------------------------------------------------------------------
 WestPoint Stevens,
Inc.
21,600              409,050

-------------

2,882,519

-----------------------------------------------------------------------------------------------------------------------
 CONSUMER STAPLES--5.0%
-----------------------------------------------------------------------------------------------------------------------
 BEVERAGES--0.8%
 Adolph Coors Co., Cl.
B
5,600              310,800
-----------------------------------------------------------------------------------------------------------------------
 Anheuser-Busch Cos.,
Inc.
27,300            1,960,481

-------------

2,271,281

-----------------------------------------------------------------------------------------------------------------------
 ENTERTAINMENT--0.4%
 Brinker International,
Inc.(1)
17,700              412,631
-----------------------------------------------------------------------------------------------------------------------
 Darden Restaurants,
Inc.
18,400              350,750
-----------------------------------------------------------------------------------------------------------------------
 Wendy's International,
Inc.
18,300              436,912

-------------

1,200,293

                   14 OPPENHEIMER DISCIPLINED ALLOCATION FUND


MARKET VALUE

SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
 FOOD--1.8%
 Flowers Industries,
Inc.
22,200          $   374,625
-----------------------------------------------------------------------------------------------------------------------
 Heinz (H.J.)
Co.
22,300            1,064,825
-----------------------------------------------------------------------------------------------------------------------
 Hormel Foods
Corp.
18,100              780,562
-----------------------------------------------------------------------------------------------------------------------
 IBP,
Inc.
58,400            1,397,951
-----------------------------------------------------------------------------------------------------------------------
 Keebler Foods
Co.(1)
18,800              600,425
-----------------------------------------------------------------------------------------------------------------------
 Sara Lee
Corp.
33,500              906,594

-------------

5,124,982

-----------------------------------------------------------------------------------------------------------------------
 FOOD & DRUG RETAILERS--0.3%
 Albertson's,
Inc.
18,200              660,888
-----------------------------------------------------------------------------------------------------------------------
 SUPERVALU,
Inc.
10,800              226,800

-------------

887,688

-----------------------------------------------------------------------------------------------------------------------
 HOUSEHOLD GOODS--1.4%
 Kimberly-Clark
Corp.
37,400            2,360,875
-----------------------------------------------------------------------------------------------------------------------
 Premark International,
Inc.                                                              30,500
1,669,875

-------------

4,030,750

-----------------------------------------------------------------------------------------------------------------------
 TOBACCO--0.3%
 UST,
Inc.
35,200              974,600
-----------------------------------------------------------------------------------------------------------------------
 ENERGY--4.4%
-----------------------------------------------------------------------------------------------------------------------
 ENERGY SERVICES--0.5%
 Anadarko Petroleum
Corp.
12,000              369,750
-----------------------------------------------------------------------------------------------------------------------
 ENSCO International,
Inc.
29,300              567,688
-----------------------------------------------------------------------------------------------------------------------
 Global Marine,
Inc.(1)
36,700              557,381

-------------

1,494,819

-----------------------------------------------------------------------------------------------------------------------
 OIL: DOMESTIC--2.4%
 Apache
Corp.
15,200              592,800
-----------------------------------------------------------------------------------------------------------------------
 Burlington Resources,
Inc.
12,100              421,988
-----------------------------------------------------------------------------------------------------------------------
 Conoco, Inc., Cl.
A
29,200              801,175
-----------------------------------------------------------------------------------------------------------------------
 Exxon
Corp.
26,700            1,977,469
-----------------------------------------------------------------------------------------------------------------------
 Mobil
Corp.
16,800            1,621,200
-----------------------------------------------------------------------------------------------------------------------
 Murphy Oil
Corp.
9,900              555,019
-----------------------------------------------------------------------------------------------------------------------
 Texaco,
Inc.
15,000              920,625

-------------

6,890,276

                   15 OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------


MARKET VALUE

SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
 OIL: INTERNATIONAL--1.5%
 BP Amoco plc,
ADR
29,600          $ 1,709,400
-----------------------------------------------------------------------------------------------------------------------
 Royal Dutch Petroleum Co., NY
Shares                                                     30,600
1,834,088
-----------------------------------------------------------------------------------------------------------------------
 Total Fina SA, Sponsored
ADR                                                             13,300
886,944

-------------

4,430,432

-----------------------------------------------------------------------------------------------------------------------
 FINANCIAL--13.6%
-----------------------------------------------------------------------------------------------------------------------
 BANKS--2.8%
 Bank United Corp., Cl.
A
5,900              230,100
-----------------------------------------------------------------------------------------------------------------------
 Chase Manhattan
Corp.
10,600              926,175
-----------------------------------------------------------------------------------------------------------------------
 J.P. Morgan & Co.,
Inc.
6,200              811,425
-----------------------------------------------------------------------------------------------------------------------
 National City
Corp.
28,400              837,800
-----------------------------------------------------------------------------------------------------------------------
 Old Kent Financial
Corp.
18,845              767,934
-----------------------------------------------------------------------------------------------------------------------
 Roslyn Bancorp,
Inc.
11,800              228,625
-----------------------------------------------------------------------------------------------------------------------
 UnionBanCal
Corp.
26,100            1,133,719
-----------------------------------------------------------------------------------------------------------------------
 Wachovia
Corp.
19,100            1,647,375
-----------------------------------------------------------------------------------------------------------------------
 Wells Fargo
Co.
31,300            1,498,488

-------------

8,081,641

-----------------------------------------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--3.4%
 AMBAC Financial Group,
Inc.
16,200              967,950
-----------------------------------------------------------------------------------------------------------------------
 Citigroup,
Inc.
76,900            4,162,213
-----------------------------------------------------------------------------------------------------------------------
 Goldman Sachs Group, Inc.
(The)                                                          14,000
994,000
-----------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Dean Witter &
Co.                                                         18,500
2,040,781
-----------------------------------------------------------------------------------------------------------------------
 Nationwide Financial Services, Inc., Cl.
A                                               21,300              806,738
-----------------------------------------------------------------------------------------------------------------------
 PMI Group, Inc.
(The)
7,000              363,125
-----------------------------------------------------------------------------------------------------------------------
 Radian Group,
Inc.
7,000              369,688

-------------

9,704,495

-----------------------------------------------------------------------------------------------------------------------
 INSURANCE--7.3%
 ACE
Ltd.
38,300              744,456
-----------------------------------------------------------------------------------------------------------------------
 Allstate
Corp.
31,700              911,375
-----------------------------------------------------------------------------------------------------------------------
 American General
Corp.
14,000            1,038,625
-----------------------------------------------------------------------------------------------------------------------
 American International Group,
Inc.                                                       18,375
1,891,477
-----------------------------------------------------------------------------------------------------------------------
 AXA Financial,
Inc.
64,500            2,068,031
-----------------------------------------------------------------------------------------------------------------------
 Chubb
Corp.
24,600            1,349,925
-----------------------------------------------------------------------------------------------------------------------
 Cigna
Corp.
20,900            1,562,275
-----------------------------------------------------------------------------------------------------------------------
 Conseco,
Inc.
41,200            1,001,675
-----------------------------------------------------------------------------------------------------------------------
 Hartford Life, Inc., Cl.
A                                                               21,600
1,128,600
-----------------------------------------------------------------------------------------------------------------------
 Jefferson-Pilot
Corp.
34,900            2,619,681

                   16 OPPENHEIMER DISCIPLINED ALLOCATION FUND


MARKET VALUE

SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
 INSURANCE Continued
 Lincoln National
Corp.
46,200          $ 2,130,975
-----------------------------------------------------------------------------------------------------------------------
 Manulife Financial
Corp.(1)
37,600              453,550
-----------------------------------------------------------------------------------------------------------------------
 Marsh & McLennan Cos.,
Inc.                                                              17,800
1,407,313
-----------------------------------------------------------------------------------------------------------------------
 Safeco
Corp.
10,100              277,750
-----------------------------------------------------------------------------------------------------------------------
 St. Paul Cos.,
Inc.
26,800              857,600
-----------------------------------------------------------------------------------------------------------------------
 Torchmark
Corp.
13,200              411,675
-----------------------------------------------------------------------------------------------------------------------
 Travelers Property Casualty Corp., Cl.
A                                                 28,200            1,015,200

-------------

20,870,183

-----------------------------------------------------------------------------------------------------------------------
 SAVINGS & LOANS--0.1%
 Greenpoint Financial
Corp.
9,000              256,500
-----------------------------------------------------------------------------------------------------------------------
 TECHNOLOGY--5.9%
-----------------------------------------------------------------------------------------------------------------------
 COMPUTER HARDWARE--3.3%
 Apple Computer,
Inc.(1)
24,500           1,963,063S
-----------------------------------------------------------------------------------------------------------------------
 Hewlett-Packard
Co.
14,000            1,036,875
-----------------------------------------------------------------------------------------------------------------------
 International Business Machines
Corp.                                                    38,400            3,777,600
-----------------------------------------------------------------------------------------------------------------------
 Lexmark International Group, Inc., Cl.
A(1)                                              34,100            2,661,931

-------------

9,439,469

-----------------------------------------------------------------------------------------------------------------------
 COMPUTER SERVICES--0.6%
 First Data
Corp.
35,800            1,635,613
-----------------------------------------------------------------------------------------------------------------------
 COMPUTER SOFTWARE--0.5%
 BISYS Group, Inc.
(The)(1)
13,400              683,400
-----------------------------------------------------------------------------------------------------------------------
 Synopsys,
Inc.(1)
12,200              760,213

-------------

1,443,613

-----------------------------------------------------------------------------------------------------------------------
 ELECTRONICS--1.5%
 Cypress Semiconductor
Corp.(1)
27,800              710,638
-----------------------------------------------------------------------------------------------------------------------
 Dallas Semiconductor
Corp.
8,000              471,000
-----------------------------------------------------------------------------------------------------------------------
 Intel
Corp.
13,100            1,014,431
-----------------------------------------------------------------------------------------------------------------------
 National Semiconductor
Corp.(1)
18,800              562,825
-----------------------------------------------------------------------------------------------------------------------
 Teradyne,
Inc.(1)
37,600            1,447,600

-------------

4,206,494

-----------------------------------------------------------------------------------------------------------------------
 TRANSPORTATION--0.8%
-----------------------------------------------------------------------------------------------------------------------
 AIR TRANSPORTATION--0.5%
 Delta Air Lines,
Inc.
24,000            1,306,500
-----------------------------------------------------------------------------------------------------------------------
 RAILROADS & TRUCKERS--0.3%
 Union Pacific
Corp.
16,900              942,175


                   17 OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------


MARKET VALUE

SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
 UTILITIES--3.8%
-----------------------------------------------------------------------------------------------------------------------
 ELECTRIC UTILITIES--3.4%
 Carolina Power & Light
Co.                                                               13,600
$   469,200
-----------------------------------------------------------------------------------------------------------------------
 Conectiv,
Inc.
23,300              454,350
-----------------------------------------------------------------------------------------------------------------------
 Duke Energy
Corp.
33,500            1,892,750
-----------------------------------------------------------------------------------------------------------------------
 Entergy
Corp.
7,600              227,525
-----------------------------------------------------------------------------------------------------------------------
 FPL Group,
Inc.
18,700              940,844
-----------------------------------------------------------------------------------------------------------------------
 Montana Power
Co.
42,900            1,219,969
-----------------------------------------------------------------------------------------------------------------------
 Peco Energy
Co.
14,200              542,263
-----------------------------------------------------------------------------------------------------------------------
 Potomac Electric Power
Co.
18,900              518,569
-----------------------------------------------------------------------------------------------------------------------
 Public Service Enterprise Group,
Inc.                                                    20,000              791,250
-----------------------------------------------------------------------------------------------------------------------
 Reliant Energy,
Inc.
48,400            1,318,900
-----------------------------------------------------------------------------------------------------------------------
 Texas Utilities
Co.
17,100              662,625
-----------------------------------------------------------------------------------------------------------------------
 Unicom
Corp.
22,400              858,200

-------------

9,896,445

-----------------------------------------------------------------------------------------------------------------------
 GAS UTILITIES--0.4%
 El Paso Energy
Corp.
24,600            1,008,600
-----------------------------------------------------------------------------------------------------------------------
 NICOR,
Inc.
7,600              294,500

-------------

1,303,100

-------------
 Total Common Stocks (Cost
$157,899,001)
155,602,870

-----------------------------------------------------------------------------------------------------------------------
 OTHER SECURITIES--0.3%

 Ingersoll-Rand International Finance Corp. I, 6.22% Preferred Redeemable
 Increased Dividend Equity Securities, 5/16/01(1)(Cost
$750,000)                          30,000              748,125


UNITS
-----------------------------------------------------------------------------------------------------------------------
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%

 Concentric Network Corp. Wts., Exp.
12/15/07(2)                                            100                25,012
-----------------------------------------------------------------------------------------------------------------------
 Dairy Mart Convenience Stores, Inc. Wts., Exp.
12/12/01(2)                                 666                   233
-----------------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc. Wts., Exp.
6/1/00                                          100                 8,715
-----------------------------------------------------------------------------------------------------------------------
 Microcell Telecommunications, Inc. Wts., Exp.
6/1/06(2)                                    500                21,375
-----------------------------------------------------------------------------------------------------------------------
 Nextel International Ltd. Wts., Exp.
4/15/07(2)                                            100                   413
-----------------------------------------------------------------------------------------------------------------------
 Price Communications Corp. Wts., Exp.
8/1/07(2)                                            516                79,980
-----------------------------------------------------------------------------------------------------------------------
 Signature Brands, Inc.
Wts.(2)
100                 2,013

-------------
 Total Rights, Warrants and Certificates (Cost
$8,004)                                                        137,741


                   18 OPPENHEIMER DISCIPLINED ALLOCATION FUND


FACE     MARKET VALUE

AMOUNT       SEE NOTE 1
=======================================================================================================================
 ASSET-BACKED SECURITIES--0.8%

 Dayton Hudson Credit Card Master Trust, Asset-Backed Certificates,
 Series 1997-1, Cl. A, 6.25%,
8/25/05                                                     $  125,000      $
122,969
-----------------------------------------------------------------------------------------------------------------------
 IROQUOIS Trust, Asset-Backed Amortizing Nts., Series 1997-2, Cl. A,
 6.752%,
6/25/07(2)
920,591          909,299
-----------------------------------------------------------------------------------------------------------------------
 Olympic Automobile Receivables Trust, Automobile Receivables-Backed Nts.,
 Series 1997-A, Cl. A-5, 6.80%,
2/15/05                                                    1,150,000
1,142,094

-------------
 Total Asset-Backed Securities (Cost
$2,194,029)                                                            2,174,362

=======================================================================================================================
 MORTGAGE-BACKED OBLIGATIONS--4.0%

-----------------------------------------------------------------------------------------------------------------------
 Chase Commercial Mortgage Securities Corp., Commercial Mtg. Obligations,
 Series 1996-1, Cl. A2, 7.60%,
3/18/06                                                     1,500,000
1,525,195
-----------------------------------------------------------------------------------------------------------------------
 Countrywide Funding Corp., Mtg. Pass-Through Certificates, Series 1994-10,
 Cl. A3, 6%,
5/25/09
250,000          245,390
-----------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
 Gtd. Multiclass Mtg. Participation Certificates, Series 1711, Cl. EA, 7%,

3/15/24
200,000          196,186
-----------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg. Participation
 Certificates:
 6%,
3/1/09
642,304          626,247
 Series 1843, Cl. VB, 7%,
4/15/03
65,000           65,508
 Series 1849, Cl. VA, 6%,
12/15/10                                                           643,403
639,383
-----------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed
 Security:
 Series 1542, Cl. QC, 9.411%,
10/15/20(3)                                                    400,000
42,124
 Series 1583, Cl. IC, 11.65%-12.752%,
1/15/20(3)                                           1,739,930          151,148
 Series 1661, Cl. PK, 25.774%,
11/15/06(3)                                                   261,995
9,825
-----------------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 6%,
12/1/03
474,525          468,494
 6.50%,
3/1/26-4/1/26
633,275          610,415
 7%,
4/1/00
11,155           11,163
 7.50%,
1/1/08-6/1/08
466,950          473,221
 Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation
 Certificates, Trust 1992-15, Cl. KZ, 7%,
2/25/22                                            853,815          808,990
 Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment Conduit
 Pass-Through Certificates, Trust 1993-190, Cl. Z, 5.85%,
7/25/08                            219,938          218,907
 Interest-Only Stripped Mtg.-Backed Security, Trust 1993-223, Cl. PM,
 9.526%,
10/25/23(3)
1,215,494          157,625
-----------------------------------------------------------------------------------------------------------------------
 GE Capital Mortgage Services, Inc., Collateralized Mtg. Obligations,
 Series 1998-12, Cl. A3, 6.50%,
4/25/29                                                      500,000
455,469


                   19 OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------


FACE        MARKET VALUE

AMOUNTS          SEE NOTE 1
=======================================================================================================================
 MORTGAGE-BACKED OBLIGATIONS Continued

 GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg. Investment
 Conduit Pass-Through Certificates, Series 1994-7, Cl. A18, 6%,
2/25/09                   $1,143,592      $  1,035,306
-----------------------------------------------------------------------------------------------------------------------
 Government National Mortgage Assn.:
 7%,
4/15/09-2/15/24
981,372          975,492
 7.50%,
3/15/09
419,635          426,912
 8%,
5/15/17
305,464          314,601
-----------------------------------------------------------------------------------------------------------------------
 IMC Home Equity Trust, Asset-Backed Home Equity Securities,
 Series 1998-3, Cl. A5, 6.36%,
8/20/22(4)                                                    700,000
687,312
-----------------------------------------------------------------------------------------------------------------------
 Northwest Asset Securities Corp., Gtd. Multiclass Mtg. Participation
 Certificates:
 Series 1999-16, Cl. A3, 6%,
6/25/29                                                         500,000
479,375
 Series 1999-18, Cl. A2, 6%,
7/25/29                                                       1,000,000
943,750

-----------
 Total Mortgage-Backed Obligations (Cost
$11,684,578)                                                      11,568,038

=======================================================================================================================
 U.S. GOVERNMENT OBLIGATIONS--8.1%

 U.S. Treasury Bonds:
 6%,
2/15/26
6,800,000        6,453,628
 7.50%,
11/15/16(5)
2,000,000        2,207,500
 8.75%,
5/15/17(5)
8,250,000       10,173,281
 STRIPS, 5.88%,
11/15/18(6)
6,000,000        1,736,472
-----------------------------------------------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 5.625%,
5/15/08
2,500,000        2,412,500
 6.125%,
8/15/07
250,000          249,141

-----------
 Total U.S. Government Obligations (Cost
$22,863,832)                                                      23,232,522

=======================================================================================================================
 FOREIGN GOVERNMENT OBLIGATIONS--0.1%

 United Mexican States Bonds, 6.97%, 8/12/00 (Cost
$248,358)                                 250,000          250,485

=======================================================================================================================
 NON-CONVERTIBLE CORPORATE BONDS AND NOTES--18.2%

 BASIC MATERIALS--0.7%
-----------------------------------------------------------------------------------------------------------------------
 CHEMICALS--0.4%
 PPG Industries, Inc., 9% Debs.,
5/1/21                                                      315,000          361,786
-----------------------------------------------------------------------------------------------------------------------
 Rohm & Haas Co., 7.85% Debs.,
7/15/29(7)                                                    650,000
666,229

-----------

1,028,015
-----------------------------------------------------------------------------------------------------------------------
 METALS--0.0%
 Alcan Aluminum Ltd., 9.625% Debs.,
7/15/19(2)                                               105,000          110,397
-----------------------------------------------------------------------------------------------------------------------
 PAPER--0.3%
 Aracruz Celulose SA, 10.375% Debs.,
1/31/02(7)                                              750,000          746,250


                   20 OPPENHEIMER DISCIPLINED ALLOCATION FUND


FACE         MARKET VALUE

AMOUNT           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 CAPITAL GOODS--2.5%
-----------------------------------------------------------------------------------------------------------------------
 AEROSPACE/DEFENSE--0.2%
 Raytheon Co., 6.45% Nts.,
8/15/02                                                        $  500,000      $
492,060
-----------------------------------------------------------------------------------------------------------------------
 INDUSTRIAL SERVICES--1.8%
 Fred Meyer, Inc., 7.375% Sr. Nts.,
3/1/05                                                 1,250,000        1,251,990
-----------------------------------------------------------------------------------------------------------------------
 Norse CBO Ltd., 6.515% Collateralized Bond Obligations, Series 1A,
 Cl. A3,
8/13/10(2)
1,000,000          935,000
-----------------------------------------------------------------------------------------------------------------------
 Owens-Illinois, Inc., 7.15% Sr. Nts.,
5/15/05                                             1,000,000          941,152
-----------------------------------------------------------------------------------------------------------------------
 Sun Co., Inc., 7.95% Debs.,
12/15/01                                                      1,175,000
1,196,374
-----------------------------------------------------------------------------------------------------------------------
 USI American Holdings, Inc., 7.25% Sr. Nts., Series B,
12/1/06                              830,000          793,683

-----------

5,118,199

-----------------------------------------------------------------------------------------------------------------------
 MANUFACTURING--0.5%
 Federal-Mogul Corp., 7.50% Nts.,
7/1/04                                                     500,000          477,303
-----------------------------------------------------------------------------------------------------------------------
 Norsk Hydro AS, 8.75% Bonds,
10/23/01                                                       500,000
516,375
-----------------------------------------------------------------------------------------------------------------------
 U.S. Industries, Inc./USI American Holdings, Inc./USI Global Corp., 7.125%
 Sr. Unsec. Nts.,
10/15/03
500,000          492,237

-----------

1,485,915

-----------------------------------------------------------------------------------------------------------------------
 COMMUNICATION SERVICES--0.6%
-----------------------------------------------------------------------------------------------------------------------
 TELECOMMUNICATIONS: LONG DISTANCE--0.4%
 AT&T Capital Corp., 6.25% Medium-Term Nts., Series F,
5/15/01                               725,000          720,326
-----------------------------------------------------------------------------------------------------------------------
 US West Capital Funding, Inc., 6.125% Nts.,
7/15/02                                         500,000          490,006

-----------

1,210,332

-----------------------------------------------------------------------------------------------------------------------
 TELEPHONE UTILITIES--0.2%
 Liberty Media Group, 8.50% Nts.,
7/15/29(7)                                                 500,000          501,823
-----------------------------------------------------------------------------------------------------------------------
 CONSUMER CYCLICALS--1.2%
-----------------------------------------------------------------------------------------------------------------------
 AUTOS & HOUSING--0.7%
 Black & Decker Corp., 6.625% Nts.,
11/15/00                                                 810,000          811,602
-----------------------------------------------------------------------------------------------------------------------
 Ford Motor Co., 6.375% Sr. Unsec. Unsub. Nts.,
2/1/29                                     1,000,000          864,853
-----------------------------------------------------------------------------------------------------------------------
 Lear Corp., 7.96% Sr. Nts.,
5/15/05(7)                                                      500,000
486,507

-----------

2,162,962

-----------------------------------------------------------------------------------------------------------------------
 LEISURE & ENTERTAINMENT--0.0%
 Hilton Hotels Corp., 7.375% Nts.,
6/1/02                                                     50,000           49,104
-----------------------------------------------------------------------------------------------------------------------
 MEDIA--0.1%
 Reed Elsevier, Inc., 6.625% Nts.,
10/15/23(7)                                               400,000          341,516

                   21 OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS    Continued
--------------------------------------------------------------------------------



FACE    MARKET VALUE

AMOUNT      SEE NOTE 1
----------------------------------------------------------------------------------------------------
 RETAIL: GENERAL--0.4%
 Federated Department Stores, Inc., 6.125% Cv. Sub. Nts., 9/1/01(4)      $
750,000     $  737,779
----------------------------------------------------------------------------------------------------
 Price/Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05
550,000        553,699

------------

1,291,478

----------------------------------------------------------------------------------------------------
 CONSUMER STAPLES--3.6%
----------------------------------------------------------------------------------------------------
 BROADCASTING--0.5%
 British Sky Broadcasting Group plc, 8.20% Nts., 7/15/09(7)
400,000        389,891
----------------------------------------------------------------------------------------------------
 CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18
1,000,000        911,250

------------

1,301,141

----------------------------------------------------------------------------------------------------
 ENTERTAINMENT--0.8%
 Tricon Global Restaurants, Inc., 7.45% Sr. Unsec. Nts., 5/15/05
1,000,000        961,591
----------------------------------------------------------------------------------------------------
 Viacom, Inc.:
 6.75% Sr. Unsec. Nts., 1/15/03
530,000        524,973
 7.50% Sr. Nts., 1/15/02
750,000        761,791

------------

2,248,355

----------------------------------------------------------------------------------------------------
 FOOD--1.2%
 CPC International, Inc., 6.15% Unsec. Nts., Series C, 1/15/06
500,000        480,176
----------------------------------------------------------------------------------------------------
 Dole Food Co., 6.75% Nts., 7/15/00
650,000        650,539
----------------------------------------------------------------------------------------------------
 Grand Metro Inventory Corp., 7.125% Nts., 9/15/04
1,250,000      1,265,001
----------------------------------------------------------------------------------------------------
 RACERS-Kellogg-98-1, 5.75% Nts., 2/2/017
1,000,000        994,108

------------

3,389,824

----------------------------------------------------------------------------------------------------
 FOOD & DRUG RETAILERS--0.3%
 Albertson's, Inc., 7.45% Unsec. Debs., 8/1/29
1,000,000        992,105
----------------------------------------------------------------------------------------------------
 HOUSEHOLD GOODS--0.8%
 Dial Corp. (The), 5.89% Medium-Term Nts., Series A, 10/22/01
750,000        731,795
----------------------------------------------------------------------------------------------------
 Fort James Corp.:
 6.234% Nts., 3/15/01
250,000        249,219
 6.875% Sr. Nts., 9/15/07
1,000,000        965,299
----------------------------------------------------------------------------------------------------
 Kimberly-Clark Corp., 7.875% Debs., 2/1/23
355,000        354,032

------------

2,300,345



                 22    OPPENHEIMER DISCIPLINED ALLOCATION FUND


FACE    MARKET VALUE

AMOUNT      SEE NOTE 1
----------------------------------------------------------------------------------------------------
 ENERGY--2.1%
----------------------------------------------------------------------------------------------------
 ENERGY SERVICES--1.8%
 Coastal Corp., 8.125% Sr. Nts., 9/15/02                                 $
565,000     $  582,310
----------------------------------------------------------------------------------------------------
 Columbia Gas System, Inc., 6.80% Nts., Series C, 11/28/05
500,000        490,830
----------------------------------------------------------------------------------------------------
 Gulf Canada Resources Ltd., 8.25% Sr. Nts., 3/15/17
575,000        509,444
----------------------------------------------------------------------------------------------------
 Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23
990,000        967,491
----------------------------------------------------------------------------------------------------
 Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07
825,000        821,869
----------------------------------------------------------------------------------------------------
 Petroliam Nasional Berhad, 6.875% Nts., 7/1/03(7)
500,000        479,332
----------------------------------------------------------------------------------------------------
 TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21
500,000        595,215
----------------------------------------------------------------------------------------------------
 Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs., 2/1/06
750,000        705,497

------------

5,151,988

----------------------------------------------------------------------------------------------------
 OIL: DOMESTIC--0.3%
 Norcen Energy Resources Ltd., 6.80% Debs., 7/2/02
1,000,000       978,830

----------------------------------------------------------------------------------------------------
 FINANCIAL--4.3%
----------------------------------------------------------------------------------------------------
 BANKS--0.9%
 Chase Manhattan Corp., 10.125% Sub. Nts., 11/1/00
250,000        258,906
----------------------------------------------------------------------------------------------------
 Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01
360,000        377,653
----------------------------------------------------------------------------------------------------
 Greenpoint Bank (Brooklyn, New York), 6.70% Sr. Medium-Term
 Bank Nts., 7/15/02
1,000,000        984,799
----------------------------------------------------------------------------------------------------
 Integra Financial Corp., 6.50% Sub. Nts., 4/15/00
110,000        110,136
----------------------------------------------------------------------------------------------------
 People's Bank of Bridgeport (Connecticut), 7.20% Sub. Nts., 12/1/06
1,000,000        950,438

------------

2,681,932

----------------------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--1.6%
 American General Institutional Capital B, 8.125% Bonds,
     Series B, 3/15/46(7)
575,000        582,170
----------------------------------------------------------------------------------------------------
 Capital One Financial Corp., 7.25% Nts., 12/1/03
1,000,000        979,835
----------------------------------------------------------------------------------------------------
 Conseco Financing Trust III, 8.796% Bonds, 4/1/27
850,000        752,371
----------------------------------------------------------------------------------------------------
 Finova Capital Corp., 7.625% Sr. Nts., 9/21/09
750,000        753,363
----------------------------------------------------------------------------------------------------
 General Motors Acceptance Corp., 5.625% Nts., 2/15/01
162,000        160,293
----------------------------------------------------------------------------------------------------
 GS Escrow Corp., 6.75% Sr. Unsec. Nts., 8/1/01
1,000,000        974,567
----------------------------------------------------------------------------------------------------
 PHH Corp., 6.50% Nts., 2/1/00
350,000        350,641

------------

4,553,240

----------------------------------------------------------------------------------------------------
 INSURANCE--1.1%
 Conseco, Inc., 6.40% Nts., 6/15/01
500,000        483,415
----------------------------------------------------------------------------------------------------
 Equitable Life Assurance Society (U.S.A.), 6.95% Surplus Nts.,
     12/1/05(7)
500,000        491,637
----------------------------------------------------------------------------------------------------
 GenAmerica Capital I, 8.525% Nts., 6/30/27(2)
750,000        632,684
----------------------------------------------------------------------------------------------------
 Life Re Capital Trust I, 8.72% Nts., 6/15/27(7)
500,000        507,222
----------------------------------------------------------------------------------------------------
 Travelers Property Casualty Corp., 6.75% Sr. Unsec. Nts., 11/15/06
1,000,000        969,218

------------

3,084,176



                 23    OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS   Continued
--------------------------------------------------------------------------------



FACE    MARKET VALUE

AMOUNT      SEE NOTE 1
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
 REAL ESTATE INVESTMENT TRUSTS--0.7%
 Chelsea GCA Realty Partner, Inc., 7.75% Unsec. Nts., 1/26/01
$1,050,000    $ 1,056,030
----------------------------------------------------------------------------------------------------
 First Industrial LP, 7.15% Bonds, 5/15/27
560,000        551,653
----------------------------------------------------------------------------------------------------
 Simon DeBartolo Group LP, 6.625% Unsec. Nts., 6/15/03
500,000        480,955

-------------

2,088,638

----------------------------------------------------------------------------------------------------
 HEALTHCARE--0.3%
----------------------------------------------------------------------------------------------------
 HEALTHCARE/SUPPLIES & SERVICES--0.3%
 Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01
120,000        116,730
----------------------------------------------------------------------------------------------------
 Tenet Healthcare Corp.:
 8% Sr. Nts., 1/15/05
325,000        307,938
 8.625% Sr. Unsec. Nts., 12/1/03
500,000        491,641

-------------

916,309

----------------------------------------------------------------------------------------------------
 TRANSPORTATION--0.8%
----------------------------------------------------------------------------------------------------
 AIR TRANSPORTATION--0.3%
 Northwest Airlines Corp., 8.375% Unsec. Nts., 3/15/04
750,000        730,790
----------------------------------------------------------------------------------------------------
 RAILROADS & TRUCKERS--0.5%
 CSX Corp., 7.05% Debs., 5/1/02
145,000        145,798
----------------------------------------------------------------------------------------------------
 Norfolk Southern Corp., 7.35% Nts., 5/15/07
125,000        124,108
----------------------------------------------------------------------------------------------------
 Union Pacific Corp.:
 7% Nts., 6/15/00
605,000        607,871
 7.60% Nts., 5/1/05
500,000        507,943

-------------

1,385,720

----------------------------------------------------------------------------------------------------
 UTILITIES--2.1%
----------------------------------------------------------------------------------------------------
 ELECTRIC UTILITIES--1.0%
 Cleveland Electric Illumination, Inc., 6.86% First Mtg. Nts.,
     10/1/08
1,500,000      1,411,833
----------------------------------------------------------------------------------------------------
 El Paso Electric Co., 8.25% First Mtg. Bonds, Series C, 2/1/03
500,000        512,896
----------------------------------------------------------------------------------------------------
 Hawaiian Electric Industries, Inc., 6.31% Medium-Term Nts.,
     Series B, 2/19/02
1,000,000        980,894

-------------

2,905,623

----------------------------------------------------------------------------------------------------
 GAS UTILITIES--1.1%
 Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01
680,000        676,483
----------------------------------------------------------------------------------------------------
 Southern California Gas Co., 6.38% Medium-Term Nts., 10/29/01
500,000        496,824
----------------------------------------------------------------------------------------------------
 Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17
825,000        810,228
----------------------------------------------------------------------------------------------------
 Williams Cos., Inc. (The), 6.20% Nts., 8/1/02
1,250,000      1,226,760

-------------

3,210,295

-------------
 Total Non-Convertible Corporate Bonds and Notes (Cost
$54,233,858)                     52,457,362




                 24    OPPENHEIMER DISCIPLINED ALLOCATION FUND


FACE    MARKET VALUE

AMOUNT      SEE NOTE 1
====================================================================================================
 CONVERTIBLE CORPORATE BONDS AND NOTES--0.0%
----------------------------------------------------------------------------------------------------
 Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts., 2/15/01(8)
 (Cost $92,540)                                                         $
100,000   $        625

====================================================================================================
 SHORT-TERM NOTES--13.1%(9)
----------------------------------------------------------------------------------------------------
 Federal Home Loan Bank, 5.16%, 11/1/99
14,500,000     14,500,000
----------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.:
 5.14%, 11/4/99
7,700,000      7,696,676
 5.20%, 12/10/99
5,000,000      4,971,833
 5.23%, 11/8/99
5,395,000      5,389,514
----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., 5.22%, 11/3/99
5,000,000      4,998,550

--------------
 Total Short-Term Notes (Cost
$37,556,573)                                              37,556,573

====================================================================================================
 REPURCHASE AGREEMENTS--4.3%
----------------------------------------------------------------------------------------------------
 Repurchase agreement with Zion First National Bank, 5.20%,
 dated 10/29/99, to be repurchased at $12,405,373 on 11/1/99, collateralized by U.S. Treasury Nts., 5.50%-7.875%,
 12/31/99-11/15/04, with a value of $12,546,079 and U.S.
 Treasury Bonds, 5.625%, 9/30/01, with a value of $109,610
 (Cost $12,400,000)
12,400,000     12,400,000
----------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $299,930,773)
103.0%   296,128,703
----------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS
(3.0)    (8,728,838)

----------------------------
 NET ASSETS
100.0%  $287,399,865

============================


FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.

2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

4. Represents the current interest rate for a variable rate security.

5. Securities with an aggregate market value of $12,380,781 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $6,186,685 or 2.15% of the Fund's net assets as of October 31, 1999.

8. Issuer is in default.

9. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

                 25    OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES    October 31, 1999
--------------------------------------------------------------------------------


================================================================================================================
 ASSETS
----------------------------------------------------------------------------------------------------------------
 Investments, at value (cost $299,930,773)--see accompanying
statement                           $ 296,128,703
----------------------------------------------------------------------------------------------------------------

Cash
682,120
----------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest, dividends and principal
paydowns                                                          1,841,161
 Investments
sold
1,066,292
 Daily variation on futures
contracts                                                                  554,400
 Shares of capital stock
sold
53,917

Other
3,402

---------------
 Total
assets
300,329,995
================================================================================================================
 LIABILITIES
----------------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments
purchased
12,046,692
 Shares of capital stock
redeemed
564,526
 Directors'
compensation
93,162
 Distribution and service plan
fees                                                                     62,763
 Transfer and shareholder servicing agent
fees                                                          36,928

Other
126,059

---------------
 Total
liabilities
12,930,130

================================================================================================================
 NET
ASSETS
$287,399,865

==============
================================================================================================================
 COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------------
 Par value of shares of capital
stock                                                            $      19,109
----------------------------------------------------------------------------------------------------------------
 Additional paid-in
capital
263,940,677
----------------------------------------------------------------------------------------------------------------
 Undistributed net investment
income                                                                   779,391
----------------------------------------------------------------------------------------------------------------
 Accumulated net realized gain on investments and
 foreign currency
transactions
25,841,491
----------------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
currencies                                           (3,180,803)

---------------
 Net
assets
$287,399,865

===============



                 26    OPPENHEIMER DISCIPLINED ALLOCATION FUND

================================================================================================================
 NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------------
 Class A Shares:
 Net  asset  value and  redemption  price  per  share  (based  on net  assets of
 $258,159,251 and 17,176,755 shares of capital stock
outstanding)                                    $15.03
 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering
price)
$15.95
----------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value,  redemption  price (excludes  applicable  contingent  deferred sales charge) and offering  price per share (based on net assets of $23,521,762 and 1,547,260 shares of capital stock
outstanding)                                                     $15.20
----------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value,  redemption  price (excludes  applicable  contingent  deferred sales  charge) and offering  price per share (based on net assets of $5,718,852 and 384,445 shares of capital stock
outstanding)                                                       $14.88


 See accompanying Notes to Financial Statements.



                 27    OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 1999
--------------------------------------------------------------------------------


================================================================================================================
 INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------

Interest
$  9,464,177
----------------------------------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of
$2,439)                                              2,722,741

--------------
 Total
income
12,186,918

================================================================================================================
 EXPENSES
----------------------------------------------------------------------------------------------------------------
 Management
fees
1,994,511
----------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class
A
732,222
 Class
B
246,431
 Class
C
58,740
----------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent
fees                                                         345,571
----------------------------------------------------------------------------------------------------------------
 Shareholder
reports
148,022
----------------------------------------------------------------------------------------------------------------
 Custodian fees and
expenses
20,104
----------------------------------------------------------------------------------------------------------------
 Accounting service
fees
15,000
----------------------------------------------------------------------------------------------------------------

Other
56,993

-------------
 Total
expenses
3,617,594
 Less expenses paid
indirectly
(9,729)

-------------
 Net
expenses
3,607,865

================================================================================================================
 NET INVESTMENT
INCOME
8,579,053

================================================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on:

Investments
23,229,928
 Closing of futures
contracts
6,180,223
 Foreign currency
transactions
(380)

-------------
 Net realized
gain
29,409,771

----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on:

Investments
(28,349,571)
 Translation of assets and liabilities denominated in foreign
currencies                                  (892)

-------------
 Net
change
(28,350,463)

-------------

 Net realized and unrealized
gain                                                                    1,059,308

================================================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                              $ 9,638,361

=============


See accompanying Notes to Financial Statements.



                 28    OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


 YEAR ENDED OCTOBER 31,
1999           1998
====================================================================================================
 OPERATIONS
----------------------------------------------------------------------------------------------------
 Net investment income                                                 $
8,579,053   $  8,315,523
----------------------------------------------------------------------------------------------------
 Net realized gain
29,409,771      5,047,223
----------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation
(28,350,463)       234,047

----------------------------
 Net increase in net assets resulting from operations
9,638,361     13,596,793

====================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A
(8,122,829)    (7,782,493)
 Class B
(502,951)      (326,896)
 Class C
(124,914)       (68,904)
----------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A
(7,782,789)   (26,053,041)
 Class B
(594,276)    (1,001,059)
 Class C
(139,060)      (171,534)

====================================================================================================
 CAPITAL STOCK TRANSACTIONS
----------------------------------------------------------------------------------------------------

 Net  increase   (decrease)   in  net  assets   resulting   from  capital  stock
 transactions:
 Class A
(33,744,712)    75,962,031
 Class B
2,509,874     13,987,615
 Class C
1,126,929      3,532,579
====================================================================================================
 NET ASSETS
----------------------------------------------------------------------------------------------------
 Total increase (decrease)
(37,736,367)    71,675,091
----------------------------------------------------------------------------------------------------
 Beginning of period
325,136,232    253,461,141

-----------------------------
 End of period (including undistributed net investment
 income of $779,391 and $986,365, respectively)
$287,399,865   $325,136,232

-----------------------------


See accompanying Notes to Financial Statements.



                 29    OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



YEAR                        YEAR

ENDED                       ENDED

OCT. 31,                    DEC. 31,
 CLASS A                                           1999         1998
1997       1996(1)        1995            1994
===============================================================================================================================
 PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $ 15.45      $ 16.81       $
16.00       $ 15.46       $ 13.44       $ 14.54
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              .44          .45
 .51(2)        .46           .60           .55
 Net realized and unrealized gain (loss)           (.01)         .45
2.25(2)        .49          2.59          (.86)

-------------------------------------------------------------------------------
 Total income (loss) from
 investment operations                              .43          .90
2.76           .95          3.19          (.31)
-------------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income              (.44)        (.45)
(.56)         (.36)         (.60)         (.55)
 Distributions from net realized gain              (.41)       (1.81)
(1.39)         (.05)         (.57)         (.24)

-------------------------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                   (.85)       (2.26)
(1.95)         (.41)        (1.17)         (.79)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $15.03       $15.45
$16.81        $16.00        $15.46        $13.44

===============================================================================

===============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)               2.62%        5.93%
18.82%         6.27%        23.95%        (2.11)%

===============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)      $258,159     $298,558
$243,267      $233,289      $218,099      $177,904
-------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $293,677     $268,715
$238,821      $228,203      $200,172      $187,655
-------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                             2.72%        2.96%
3.17%         3.52%         4.00%         3.80%
 Expenses                                          1.04%        1.04%(5)
1.11%(5)      1.11%(5)      1.17%(5)      0.96%
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                         122%          97%
98%           85%           55%          115%


1. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $323,956,198 and $354,552,584, respectively.

See accompanying Notes to Financial Statements.



                 30    OPPENHEIMER DISCIPLINED ALLOCATION FUND


YEAR        PERIOD

ENDED         ENDED

OCT. 31,       DEC. 31,
 CLASS B                                              1999          1998
1997         1996(1)       1995(7)
======================================================================================================================
 PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $ 15.62        $16.99
$16.16        $15.66        $15.48
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .31           .36
 .40(2)        .31           .07
 Net realized and unrealized gain (loss)                --           .43
2.27(2)        .54           .70

-------------------------------------------------------------------
 Total income (loss) from
 investment operations                                 .31           .79
2.67           .85           .77
----------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                 (.32)         (.35)
(.45)         (.30)         (.07)
 Distributions from net realized gain                 (.41)        (1.81)
(1.39)         (.05)         (.52)

-------------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                      (.73)        (2.16)
(1.84)         (.35)         (.59)

 Net asset value, end of period                     $15.20        $15.62
$16.99        $16.16        $15.66

===================================================================

======================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                  1.84%         5.10%
17.96%         5.51%         4.93%

======================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)          $23,522       $21,754
$8,720        $3,919          $650
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $24,648       $14,235
$6,183        $2,324          $375
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                1.97%         2.19%
2.32%         2.86%         0.73%
 Expenses                                             1.80%         1.80%(5)
1.89%(5)      1.85%(5)      1.92%(5)
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                            122%           97%
98%           85%           55%


1. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $323,956,198 and $354,552,584, respectively.

7. For the period from October 2, 1995, (inception of offering) to December 31, 1995.

See accompanying Notes to Financial Statements.




                 31    OPPENHEIMER DISCIPLINED ALLOCATION FUND

 FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------


 CLASS C            YEAR ENDED OCTOBER 31,                          1999
1998          1997          1996(8)
====================================================================================================================
 PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                            $ 15.31      $
16.70       $ 15.93        $ 15.71
--------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                               .32
 .37           .44(2)         .30
 Net realized and unrealized gain (loss)                            (.01)
 .40          2.19(2)         .32

---------------------------------------------------
 Total income (loss) from investment operations                      .31
 .77          2.63            .62
--------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                               (.33)
(.35)         (.47)          (.35)
 Distributions from net realized gain                               (.41)
(1.81)        (1.39)          (.05)

---------------------------------------------------
 Total dividends and distributions to shareholders                  (.74)
(2.16)        (1.86)          (.40)

 Net asset value, end of period                                   $14.88
$15.31        $16.70         $15.93

===================================================

====================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                                1.84%
5.10%        17.93%          4.08%

====================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------

 Net assets, end of period (in thousands)                         $5,719
$4,824        $1,473           $188
--------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                $5,876
$2,861       $   805          $  57
--------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                              1.97%
2.18%         2.18%          2.90%
 Expenses                                                           1.80%
1.80%(5)      1.92%(5)       1.87%(5)
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                                          122%
97%           98%            85%


1. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $323,956,198 and $354,552,584, respectively.

7. For the period from October 2, 1995 (inception of offering) to December 31, 1995.

8. For the period from May 1, 1996 (inception of offering) to October 31, 1996.

See accompanying Notes to Financial Statements.


                 32    OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Disciplined Allocation Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to maximize total investment return (including both capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                 33    OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES  Continued

FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent Directors. Benefits are based on years of service and fees paid to each Director during the years of service. During the year ended October 31, 1999, a credit of $28,674 was made for the Fund's projected benefit obligations and payments of $2,820 were made to retired Directors, resulting in an accumulated liability of $93,143 as of October 31, 1999.

     The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Directors in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds. Deferral of Directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.


                 34   OPPENHEIMER DISCIPLINED ALLOCATION FUND

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1999, amounts have been reclassified to reflect an increase in additional paid-in capital of $32,040, a decrease in undistributed net investment income of $35,333, and an increase in accumulated net realized gain on investments of $3,293.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and lia-bilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                 35    OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
2. SHARES OF CAPITAL STOCK

The Fund has authorized 450 million of $0.001 par value shares of capital stock. Transactions in shares of capital stock were as follows:

                                              YEAR ENDED OCTOBER 31,
1999             YEAR ENDED OCTOBER 31, 1998
                                               SHARES
AMOUNT              SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                                       1,351,571       $  21,353,382
1,454,634       $  22,895,924
 Dividends and/or
 distributions reinvested                     965,998          15,250,027
2,193,655          33,253,817
 Acquisition--Note 7                               --                  --
4,023,572          64,135,741
 Redeemed                                  (4,463,822)        (70,348,121)
(2,818,335)        (44,323,451)

--------------------------------------------------------------------------
 Net increase (decrease)                   (2,146,253)      $ (33,744,712)
4,853,526       $  75,962,031

==========================================================================

--------------------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                                         547,606       $
8,732,198             589,123       $   9,351,049
 Dividends and/or
 distributions reinvested                      66,056
1,054,288              84,350           1,293,844
 Acquisition--Note 7                               --
--             328,973           5,299,757
 Redeemed                                    (458,993)
(7,276,612)           (123,259)         (1,957,035)

--------------------------------------------------------------------------
 Net increase                                 154,669       $
2,509,874             879,187       $  13,987,615

==========================================================================

--------------------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                         202,792       $
3,181,342             193,669       $   2,998,346
 Dividends and/or
 distributions reinvested                      16,189
252,900              15,173             228,310
 Acquisition--Note 7                               --
--              70,016           1,105,546
 Redeemed                                    (149,699)
(2,307,313)            (51,932)           (799,623)

--------------------------------------------------------------------------
 Net increase                                  69,282       $
1,126,929             226,926       $   3,532,579

==========================================================================


================================================================================
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of October 31, 1999, net unrealized depreciation on securities of $3,802,070 was composed of gross appreciation of $10,453,650, and gross depreciation of $14,255,720.


                 36    OPPENHEIMER DISCIPLINED ALLOCATION FUND

===============================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager are in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million and 0.45% of average annual net assets in excess of $400 million. The Fund's management fee for the year ended October 31, 1999 was 0.62% of the average annual net assets for each class of shares.

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                    AGGREGATE         CLASS A
COMMISSIONS        COMMISSIONS        COMMISSIONS
                                    FRONT-END       FRONT-END         ON CLASS
A         ON CLASS B         ON CLASS C
                                SALES CHARGES   SALES CHARGES
SHARES             SHARES             SHARES
                                   ON CLASS A     RETAINED BY        ADVANCED
BY        ADVANCED BY        ADVANCED BY
 YEAR ENDED                            SHARES     DISTRIBUTOR
DISTRIBUTOR(1)     DISTRIBUTOR(1)     DISTRIBUTOR(1)
-----------------------------------------------------------------------------------------------------------------------
 October 31, 1999                    $400,298         $295,333
$46,607         $250,032          $25,954

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                      CLASS A                           CLASS
B                           CLASS C
                          CONTINGENT DEFERRED               CONTINGENT
DEFERRED               CONTINGENT DEFERRED
                                SALES CHARGES                     SALES
CHARGES                     SALES CHARGES
 YEAR ENDED           RETAINED BY DISTRIBUTOR           RETAINED BY
DISTRIBUTOR           RETAINED BY DISTRIBUTOR
------------------------------------------------------------------------------------------------------------------
 October 31, 1999                      $2,000
$57,857                            $3,487

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.



                 37    OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES  Continued

CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended October 31, 1999, payments under the Class A Plan totaled $732,222, all of which was paid by the Distributor to recipients. That included $587,717 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

     Distribution fees paid to the Distributor for the year ended October 31, 1999, were as follows:


DISTRIBUTOR'S       DISTRIBUTOR'S

AGGREGATE        UNREIMBURSED

UNREIMBURSED       EXPENSES AS %
                                       TOTAL PAYMENTS     AMOUNT
RETAINED            EXPENSES       OF NET ASSETS
                                           UNDER PLAN      BY DISTRIBUTOR
UNDER PLAN            OF CLASS
------------------------------------------------------------------------------------------------------------------
 Class B Plan                                $246,431
$206,253            $689,149               2.93%
 Class C Plan                                  58,740
33,227              67,663               1.18


                 38    OPPENHEIMER DISCIPLINED ALLOCATION FUND

================================================================================
5. FUTURES CONTRACTS

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of October 31, 1999, the Fund had outstanding futures contracts as follows:

                                           EXPIRATION           NUMBER OF
VALUATION AS OF          UNREALIZED
 CONTRACT DESCRIPTION                            DATE           CONTRACTS
OCTOBER 31, 1999        APPRECIATION
---------------------------------------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 NASDAQ 100 Index                            12/16/99                  44
$11,677,600           $ 495,077
 Standard & Poor's 500 Index                 12/16/99                  22
7,569,100             126,503

-----------------

$621,580

=================

================================================================================
6. ILLIQUID OR RESTRICTED SECURITIES

As of October 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 1999, was $2,716,406, which represents 0.95% of the Fund's net assets.


                 39    OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
7. ACQUISITION OF OPPENHEIMER LIFESPAN BALANCED FUND

On June 12, 1998, the Fund acquired all of the net assets of Oppenheimer LifeSpan Balanced Fund, pursuant to an agreement and plan of reorganization approved by the Oppenheimer LifeSpan Balanced Fund shareholders on June 9, 1998. The Fund issued (at an exchange ratio of 0.711330 for Class A, 0.789560 for Class B, and 0.716167 for Class C of the Fund to one share of Oppenheimer LifeSpan Balanced Fund) 4,023,572, 328,973 and 70,016 shares of capital stock for Class A, Class B and Class C, respectively, valued at $64,135,741, $5,299,757 and $1,105,546 in exchange for the net assets, resulting in combined Class A net assets of $313,743,282, Class B net assets of $18,371,573 and Class C net assets of $3,985,465 on June 12, 1998. The net assets acquired included net unrealized appreciation of $3,969,222. The exchange qualified as a tax-free reorganization for federal income tax purposes.

================================================================================
8. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

     The Fund had no borrowings outstanding during the year ended October 31, 1999.



                 40    OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                       A-5
                                   Appendix A

--------------------------------------------------------------------------------
                               RATINGS DEFINITIONS
--------------------------------------------------------------------------------

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

                         Moody's Investors Service, Inc.
--------------------------------------------------------------------------------

                        Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category. Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.


                        Standard & Poor's Rating Services
--------------------------------------------------------------------------------

                            Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  Exhibits  adequate  protection  parameters.   However,   adverse  economic
conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.


                            Fitch IBCA, Inc.
--------------------------------------------------------------------------------

                            International Long-Term Credit Ratings

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. Securities are not meeting current obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.

F3: Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:   High default risk. Default is a real possibility, Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:   Default. Denotes actual or imminent payment default.

Duff & Phelps Credit Rating Co. Ratings

Long-Term Debt and Preferred Stock

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP: Preferred stock with dividend arrearages.

Short-Term Debt:

High Grade:
D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.

D-1: Very high certainty of timely payment. Risk factors are minor.

D-1-: High certainty of timely payment. Risk factors are very small.

Good Grade:
D-2: Good certainty of timely payment. Risk factors are small.

Satisfactory Grade:
D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-Investment Grade:

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.

Default:
D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                       B-1
                                   Appendix B

--------------------------------------------------------------------------------
                            Industry Classifications
--------------------------------------------------------------------------------

Aerospace/Defense                       Food and Drug Retailers
Air Transportation                      Gas Utilities
Asset-Backed                            Health Care/Drugs
Auto Parts and Equipment                Health Care/Supplies & Services
Automotive                              Homebuilders/Real Estate
Bank Holding Companies                  Hotel/Gaming
Banks                                   Industrial Services
Beverages                               Information Technology
Broadcasting                            Insurance
Broker-Dealers                          Leasing & Factoring
Building Materials                      Leisure
Cable Television                        Manufacturing
Chemicals                               Metals/Mining
Commercial Finance                      Nondurable Household Goods
Communication Equipment                 Office Equipment
Computer Hardware                       Oil - Domestic
Computer Software                       Oil - International
Conglomerates                           Paper
Consumer Finance                        Photography
Consumer Services                       Publishing
Containers                              Railroads & Truckers
Convenience Stores                      Restaurants
Department Stores                       Savings & Loans
Diversified Financial                   Shipping
Diversified Media                       Special Purpose Financial
Drug Wholesalers                        Specialty Printing
Durable Household Goods                 Specialty Retailing
Education                               Steel
Electric Utilities                      Telecommunications - Long Distance
Electrical Equipment                    Telephone - Utility
Electronics                             Textile, Apparel & Home Furnishings
Energy Services                         Tobacco
Entertainment/Film                      Trucks and Parts
Environmental                           Wireless Services
Food

                                      C-32
                                   Appendix C

           OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (7) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
         Code,
(8) non-qualified deferred compensation plans, (9) employee benefit plans3 (10) Group Retirement Plans4 (11) 403(b)(7) custodial plan accounts (12) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth
         IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager"). Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

--------------
5. Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
6. In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
7. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
8. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.

 I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."11 This waiver provision applies to: |_| Purchases of Class A shares aggregating $1 million or more. |_| Purchases by a Retirement Plan (other than an IRA or 403(b)(7) custodial plan) that:
(4)   buys shares costing $500,000 or more, or
(5)   has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or
(6) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(3) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(4) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

(4) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and
          (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").

(5) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

(6) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
|_| Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

             II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases): |_| The Manager or its affiliates.

|_| Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

|_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_| Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

|_| Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

|_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|-|

      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases): |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

|_| Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.

|_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_| Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(10)        Following  the  death or  disability  (as  defined  in the  Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(11)  To return excess contributions.
(12)

         To return contributions made due to a mistake of fact. (13) Hardship withdrawals, as defined in the plan.12 (14) Under a Qualified Domestic Relations Order, as defined in the Internal
            Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

(15) To meet the minimum distribution  requirements of the Internal Revenue
     Code.

(16) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

(17)  For loans to participants or beneficiaries.
(18)  Separation from service.13
         (10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor. (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_| For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
|_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


       III. Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases: |_| Shares redeemed involuntarily, as described in "Shareholder Account Rules and
         Policies," in the applicable Prospectus.
|_| Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
|-|

      Distributions  from Retirement  Plans or other employee  benefit plans for any of the following purposes:
(15) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(16)  To return excess contributions made to a participant's account.
(17)  To return contributions made due to a mistake of fact.
(18)  To make hardship withdrawals, as defined in the plan.14

(19) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in
     Section 71(b) of the Internal Revenue Code.

(20) To meet the minimum distribution  requirements of the Internal Revenue
     Code.

(21) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

(22) For loans to participants or beneficiaries.15 (23) On account of the participant's separation from service.16 (24) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(25) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(26) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
(27) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
(28) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         |_|Redemptions  of Class B shares or Class C shares  under an Automatic
            Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases: |_| Shares sold to the Manager or its affiliates.
|_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

|_| Shares issued in plans of reorganization to which the Fund is a party.

|_| Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

     IV.  Special  Sales  Charge   Arrangements   for  Shareholders  of  Certain
     Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

 Oppenheimer Quest Value Fund, Inc.     Oppenheimer   Quest   Small   Cap
                                        Value Fund
 Oppenheimer Quest Balanced Value Fund  Oppenheimer  Quest  Global  Value
                                      Fund
 Oppenheimer  Quest  Opportunity  Value
 Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

 Quest for Value U.S. Government Income  Quest for Value New York Tax-Exempt
 Fund                                    Fund
 Quest for Value Investment Quality      Quest for Value National Tax-Exempt
 Income Fund                             Fund
 Quest for Value Global Income Fund      Quest for Value California
                                         Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_| acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds or
|_| purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

      |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                           Initial Sales Initial Sales
Number  of  Eligible Charge  as  a %  of Charge  as  a %  of Commission   as  %
Employees or Members Offering Price      Net Amount Invested of Offering Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                  2.50%               2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least 10 but not        2.00%               2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
|_| Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
|_| Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
|_| withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
|_|   redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
|_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
|-|
      liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.


    V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):

o     Oppenheimer U. S. Government Trust,
o     Oppenheimer Bond Fund,
o     Oppenheimer Disciplined Value Fund and
o     Oppenheimer Disciplined Allocation Fund
are  modified  as  described  below  for  those  Fund   shareholders   who  were
shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

  Connecticut Mutual Liquid Account        Connecticut   Mutual   Total   Return
                                            Account
  Connecticut Mutual Government Securities CMIA  LifeSpan  Capital  Appreciation
Account                                     Account
  Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
  Connecticut Mutual Growth Account         CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      |_| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: (3) persons whose purchases of Class A shares of a Fund and other Former
         Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(4) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      |_| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
(7) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(8) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(9) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(10) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(11) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(12) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (10) by the estate of a deceased shareholder;
(11) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(12) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(13) as tax-free returns of excess contributions to such retirement or employee benefit plans;
(14)
      in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(15) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

(16) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

(17) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(18) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.


               VI. Special Reduced Sales Charge for Former Shareholders of
                           Advance America Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.


            VII. Sales Charge Waivers on Purchases of Class M Shares of
                     Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|      present or former  officers,  directors,  trustees and  employees  (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered  management  investment  companies  or separate  accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_| dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

--------------------------------------------------------------------------------
Oppenheimer Disciplined Allocation Fund
--------------------------------------------------------------------------------

Internet Web Site:
      www.oppenheimerfunds.com

Investment Adviser
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1-800-525-7048

Custodian Bank
      The Bank of New York
      One Wall Street
      New York, New York 10015

Independent Auditors
      KPMG LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Mayer, Brown & Platt
      1675 Broadway
      New York, New York 10019

[desert scene]


                                                 Annual Report December 31, 1999


Oppenheimer
Total Return Fund, Inc.


                                                  [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

In a robust U.S. economic environment, the Fund showed strong gains from its growth-oriented holdings, while value-oriented stocks languished.

Our strongest gains came from holdings in the technology and retail sectors.

During the period, we reduced our holdings in the weaker-performing financial and health-care sectors.

    Contents

[sidebar text]
-----------------------------
 1  President's Letter

 3  An Interview
    with Your Fund's
    Managers

 7  Fund Performance

12  Financial
    Statements

35  Independent
    Auditors' Report

36  Federal
    Income Tax
    Information

37  Officers and Directors

-----------------------------


[callout]

-----------------------
Average Annual
Total Returns
For the 1-Year Period
Ended 12/31/99*

Class A
Without     With
Sales Chg.  Sales Chg.
-----------------------
18.34%      11.53%

Class B
Without     With
Sales Chg.  Sales Chg.
-----------------------
17.37%      12.37%

Class C
Without     With
Sales Chg.  Sales Chg.
-----------------------
17.37%      16.37%

Class Y
Without     With
Sales Chg.  Sales Chg.
-----------------------
18.53%      18.53%
-----------------------
[end callout]

-----------------------
  Not FDIC Insured.
  No Bank Guarantee.
  May Lose Value.
-----------------------

*See page 10 for further details.

PRESIDENT'S LETTER


Dear shareholder,

Whenever a new year begins--let alone a new decade or century--it makes sense to pause a moment to assess where we've been and where we're going.
      In retrospect, U.S. stocks and bonds in 1999 were subject to sudden and substantial swings in investor sentiment because of economic uncertainty. When the year began, investors were concerned that growth in the United States might slow in response to economic weakness overseas. At mid-year, investors were concerned that the economy was too strong, potentially rekindling inflationary pressures. Yet, by year end, it became clearer that while the U.S. economy grew robustly in 1999, inflation remained at low levels. Indeed, investors appeared more comfortable with the economy after the Federal Reserve Board demonstrated its inflation-fighting resolve by raising interest rates three times between June and November.
      As is normal in a rising-interest-rate environment, bond prices generally declined in 1999, led lower by U.S. Treasury bonds. In the stock market, while most major indices advanced, strong performance was mostly limited to a handful of large-capitalization growth companies, principally in the technology arena. Smaller and value-oriented stocks provided particularly lackluster returns, and overall, foreign stocks outperformed U.S. stocks in 1999.
      Looking forward, we expect the U.S. economy to remain on a moderate-growth, low-inflation course. As recent revisions of 1999's economic statistics demonstrated, the economy has defied many analysts' forecasts by growing at a strong rate, which should be positive for the bond market. Similarly, positive economic forces could help the stock market's performance broaden to include value-oriented and smaller stocks.

[photo]

James C. Swain
Chairman
Oppenheimer
Total Return Fund, Inc.

Bridget A. Macaskill
President
Oppenheimer
Total Return Fund, Inc.


1    OPPENHEIMER TOTAL RETURN FUND, INC.

PRESIDENT'S LETTER


We see particularly compelling opportunities outside of the U.S. market.
Many foreign stocks also ended 1999 more attractively valued than large-cap U.S. stocks, and economic trends in overseas markets could lead to higher stock prices. In Europe, corporate restructuring has just begun, giving companies there the same potential for cost-cutting and productivity improvements that U.S. companies enjoyed 10 years ago. In Japan and Asia, economic recovery is expected to gain strength, which could allow stocks to rally from relatively low levels.
      Another 1999 trend that should remain in force in 2000 is the growth of businesses related to the Internet. The rise of e-commerce has been good for consumers and the economy because of greater price competition, which has helped keep inflation under control. The Internet has also been good for investors, as even companies with no earnings have seen their stock prices soar. Clearly, while the Internet is here to stay, not all "dot-com" companies will survive, and many of these high-flying Internet stocks will eventually--and perhaps very suddenly--return to more reasonable levels. The long-term winners are most likely to be companies that support the Internet's growth with content or infrastructure.
      What else is in store for investors in 2000? While we do not have an infallible crystal ball, we believe that in almost any investment environment, consistent success stems from an unwavering focus on fundamental investment principles such as maintaining a long-term perspective, using diversification to manage risk and availing oneself of the services of a knowledgeable financial advisor. Indeed, these principles serve as the foundation for every investment we offer, helping to make OppenheimerFunds The Right Way to Invest in 2000 and beyond.

Sincerely,

/s/ James C. Swain           /s/ Bridget A, Macaskill

James C. Swain               Bridget A. Macaskill
January 24, 2000

These general market views represent opinions of OppenheimerFunds, Inc.
and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow.


2    OPPENHEIMER TOTAL RETURN FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS


[photo]

Portfolio Management
Team (l to r)
John Doney
Bruce Bartlett

Q How did Oppenheimer Total Return Fund, Inc. perform during 1999?

A. We're generally pleased with the Fund's positive performance during the fiscal year that ended December 31, 1999. In particular, the growth component of the Fund's portfolio delivered excellent returns, while the value-oriented holdings served to help reduce the Fund's risk profile.

To what do you attribute the Fund's success?

Throughout 1999, U.S. economic growth remained robust, largely driven by the performance of technology-oriented companies. However, the possibility that growth might slow in the face of increasing domestic interest rates gave rise to economic uncertainty. In such an environment, the market tends to reward companies that appear most likely to deliver strong and sustainable growth. These are precisely the kinds of companies on which the Fund's growth portfolio focuses.

How did you manage the Fund in light of these conditions?

With technology fueling much of the economy's growth, we found many attractive investments among companies supplying the building blocks of the world's technological infrastructure. Our exposure to technology-related issues rose from approximately 9% of the Fund's portfolio at the beginning of the year to approximately 24% by year's end. In particular, we added to our positions in companies that are


3    OPPENHEIMER TOTAL RETURN FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS

[callout]

"We found
many attractive
investments
among companies
supplying the
building blocks
of the world's
technological
infrastructure."

[end callout]


helping to build today's high-speed, high-capacity data communications and telecommunications networks. By providing the equipment to increase the geographical reach and bandwidth of these networks, such companies are profiting from the explosive growth of the Internet and other forms of business communications.
      We also discovered attractive investments among consumer cyclical companies, particularly those in the retail and specialty retail areas. Our holdings included electronics retailers that are benefiting from strong consumer demand for the latest generation of digital cameras, disk players and other digital media. Home Depot, Inc., another substantial holding, grew rapidly as consumers devoted increasing amounts of time and money to their homes.

Did any areas of the Fund's investments exhibit weakness during the period?

Financial stocks proved to be volatile performers during 1999. The sector was buoyed during the first half of the year by the healthy U.S. economy and signs of financial strength among worldwide emerging markets. However, financial stocks generally suffered during the second half of the year under pressure from slowing earnings and moderate, but consistent, increases in long-term interest rates. In response, we significantly reduced our position in financial companies.
      We also reduced our healthcare holdings. Patents on many of the blockbuster drugs that have driven the earnings of major pharmaceutical companies in recent years are about to expire, exposing these companies to heightened competition from generic drug producers. In addition, both pharmaceutical firms and healthcare services companies face potential


4    OPPENHEIMER TOTAL RETURN FUND, INC.

[callout]

----------------------------

Average Annual
Total Returns
For the Periods Ended 12/31/99(1)

Class A
1-Year   5-Year   10-Year
----------------------------
11.53%   21.81%   16.04%

Class B           Since
1-Year   5-Year   Inception
----------------------------
12.37%   22.06%   16.93%

Class C           Since
1-Year   5-Year   Inception
----------------------------
16.37%   N/A      21.16%

Class Y           Since
1-Year   5-Year   Inception
----------------------------
18.53%   23.41%   20.04%

----------------------------

[end callout]


regulatory challenges that we believe are likely to increase pricing pressures and negatively affect the industry's earnings. We focused our remaining healthcare investments on biotechnology firms with strong product pipelines and an arsenal of recently approved drugs that face relatively little competition.

How did the Fund's value-oriented investments perform?

Despite a brief shift in market sentiment in favor of value-oriented stocks that occurred in April, most value stocks performed poorly overall during 1999. By the end of the year, the gap in performance between growth-oriented stocks and value-oriented stocks had rarely been greater. As a result, the Fund's value component fell to approximately 40% of the total portfolio by the end of the period. Nevertheless, the events of April remind us that shifts in market sentiment can occur suddenly and without warning. We continue to believe that our value-oriented holdings provide an important foundation for the Fund's long-term performance in the volatile world markets.

1. See page 10 for further details.


5    OPPENHEIMER TOTAL RETURN FUND, INC.

What is your outlook for the Fund?

We believe that economic conditions remain favorable for growth investing. Furthermore, as global economies strengthen, we believe growing demand for basic products and materials is also likely to improve conditions for value-oriented companies as well. But regardless of the direction the economy and markets take, we believe the events of the last year underscore the importance of a diversified, long-term investment strategy that includes both value and growth components. That's why we rigorously maintain our value-and-growth investment strategy, and why Oppenheimer Total Return Fund, Inc. remains part of The Right Way to Invest.


[pie chart]

Portfolio Allocation(2)
o Stocks            81.5%
o Bonds              3.9
o Cash Equivalents  14.6

[end pie chart]


Top Ten Stock Holdings(3)
----------------------------------------------------------
JDS Uniphase Corp.                                   11.0%
----------------------------------------------------------
Home Depot, Inc.                                      6.6
----------------------------------------------------------
Microsoft Corp.                                       5.2
----------------------------------------------------------
Wal-Mart Stores, Inc.                                 3.8
----------------------------------------------------------
Cisco Systems, Inc.                                   3.4
----------------------------------------------------------
Tyco International Ltd.                               3.3
----------------------------------------------------------
Amgen, Inc.                                           3.3
----------------------------------------------------------
EMC Corp.                                             2.6
----------------------------------------------------------
Tandy Corp.                                           2.2
----------------------------------------------------------
Biogen, Inc.                                          2.0

Top Five Common Stock Industries(3)
----------------------------------------------------------
Electronics                                          14.4%
----------------------------------------------------------
Retail: Specialty                                    13.8
----------------------------------------------------------
Computer Software                                     6.7
----------------------------------------------------------
HealthCare/Drugs                                      6.2
----------------------------------------------------------
Computer Hardware                                     6.1


2. Portfolio is subject to change. Percentages are as of December 31, 1999, and are based on total market value of investments.
3. Portfolio is subject to change. Percentages are as of December 31, 1999, and are based on total market value of common stock.


6    OPPENHEIMER TOTAL RETURN FUND, INC.

FUND PERFORMANCE


How has the Fund performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended December 31, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the one-year period that ended December 31, 1999, the performance of Oppenheimer Total Return Fund, Inc. benefited strongly from the Fund's growth-oriented component. Driven by a strong U.S. economy and fueled by rapid technological expansion, the Fund's technology and retail holdings appreciated significantly during the year. The financial and healthcare sectors proved less attractive, pressured by a variety of economic, regulatory and competitive forces. In response, we significantly reduced the Fund's exposure to these sectors. With the exception of a few weeks in April, the Fund's value-oriented holdings underperformed the portfolio's growth-oriented component. The Fund's portfolio holdings, allocations and our management strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of the Fund held until December 31, 1999. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from the inception of the class on May 3, 1993. In the case of Class C shares, performance is measured from the inception of the class on August 29, 1995. In the case of Class Y shares, performance is measured from the inception of the class on June 1, 1994. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.
      The Fund's performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


7    OPPENHEIMER TOTAL RETURN FUND, INC.

FUND PERFORMANCE


Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Total Return Fund, Inc. (Class A) and S&P 500 Index

[line chart]

          Oppenheimer Total Return Fund, Inc. Class A       S&P 500 Index
12.31.89   9425                                             10000
           9062                                              9690
12.31.91  12346                                             12635
          13931                                             13597
12.31.93  16889                                             14966
          15562                                             15162
12.31.95  20250                                             20851
          24245                                             25630
12.31.97  30884                                             34176
          37419                                             43944
12.31.99  44282                                             53181

[end line chart]

Average Annual Total Return of Class A Shares of the Fund at 12/31/99(1) 1-Year 11.53% 5-Year 21.81% 10-Year 16.04%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Total Return Fund, Inc. (Class B) and S&P 500 Index

[line chart]

          Oppenheimer Total Return Fund, Inc. Class B       S&P 500 Index
5.3.93    10000                                             10000
12.31.93  11309                                             10808
12.31.94  10332                                             10949
12.31.95  13330                                             15057
12.31.96  15835                                             18509
12.31.97  19978                                             24680
12.31.98  24025                                             31734
12.31.99  28197                                             38405

[end line chart]

Average Annual Total Return of Class B Shares of the Fund at 12/31/99(1) 1-Year 12.37% 5-Year 22.06% Life 16.93%

The performance information for the S&P 500 index begins on 12/31/89 for Class A, 4/30/93 for Class B, 8/31/95 for Class C and 5/31/94 for Class Y.
1. See page 10 for further details.


8    OPPENHEIMER TOTAL RETURN FUND, INC.

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Total Return Fund, Inc. (Class C) and S&P 500 Index

[line chart]

          Oppenheimer Total Return Fund, Inc. Class C       S&P 500 Index
8.29.95   10000                                             10000
12.31.95  10882                                             11049
12.31.96  12915                                             13581
12.31.97  16302                                             18109
12.31.98  19596                                             23285
12.31.99  22999                                             28180

[end line chart]

Average Annual Total Return of Class C Shares of the Fund at 12/31/99(1) 1-Year 16.37% Life 21.16%

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Total Return Fund, Inc. (Class Y) and S&P 500 Index

[line chart]

          Oppenheimer Total Return Fund, Inc. Class Y       S&P 500 Index
6.1.94    10000                                             10000
12.31.94   9686                                             10229
12.31.95  12613                                             14067
12.31.96  15120                                             17291
12.31.97  19283                                             23056
12.31.98  23396                                             29646
12.31.99  27731                                             35878

[end line chart]

Average Annual Total Return of Class Y Shares of the Fund at 12/31/99(1) 1-Year 18.53% 5-Year 23.41% Life 20.04%

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


9    OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

Class A shares were first publicly offered on 10/2/47. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 5/3/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life of class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different performance calculations is in the Fund's prospectus.


10   OPPENHEIMER TOTAL RETURN FUND, INC.

                    ------------------------------------------------------------
                                                                      Financials






















11   OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS December 31, 1999


                                                                                                     Market Value
                                                                                           Shares      See Note 1
=================================================================================================================
Common Stocks--77.8%
-----------------------------------------------------------------------------------------------------------------
Basic Materials--1.5%
-----------------------------------------------------------------------------------------------------------------
Chemicals--0.2%
International Flavors & Fragrances, Inc.                                                  260,000    $  9,815,000
-----------------------------------------------------------------------------------------------------------------
Paper--1.3%
International Paper Co.                                                                   460,412      25,984,502
-----------------------------------------------------------------------------------------------------------------
Pactiv Corp.(1)                                                                           300,000       3,187,500
-----------------------------------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.(1)                                                          300,000       7,350,000
-----------------------------------------------------------------------------------------------------------------
Sonoco Products Co.                                                                       330,000       7,507,500
-----------------------------------------------------------------------------------------------------------------
Weyerhaeuser Co.                                                                          200,000      14,362,500
                                                                                                     ------------
                                                                                                       58,392,002

-----------------------------------------------------------------------------------------------------------------
Capital Goods--3.7%
-----------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.1%
Goodrich (B.F.) Co.                                                                       200,000       5,500,000
-----------------------------------------------------------------------------------------------------------------
Raytheon Co., Cl. A                                                                        12,754         316,459
                                                                                                     ------------
                                                                                                        5,816,459

-----------------------------------------------------------------------------------------------------------------
Industrial Services--0.3%
Republic Services, Inc.(1)                                                              1,000,000      14,375,000
-----------------------------------------------------------------------------------------------------------------
Manufacturing--3.3%
American Standard Cos., Inc.(1)                                                           285,300      13,088,137
-----------------------------------------------------------------------------------------------------------------
Honeywell International, Inc.                                                             337,500      19,469,531
-----------------------------------------------------------------------------------------------------------------
Tenneco Automotive Inc.(1)                                                                 60,000         558,750
-----------------------------------------------------------------------------------------------------------------
Tyco International Ltd.                                                                 2,956,576     114,936,892
                                                                                                     ------------
                                                                                                      148,053,310

-----------------------------------------------------------------------------------------------------------------
Communication Services--4.3%
-----------------------------------------------------------------------------------------------------------------
Telecommunications: Long Distance--1.8%
AT&T Corp.                                                                                246,554      12,512,615
-----------------------------------------------------------------------------------------------------------------
MCI WorldCom, Inc.(1)                                                                     373,650      19,826,803
-----------------------------------------------------------------------------------------------------------------
Nortel Networks Corp.                                                                     478,200      48,298,200
                                                                                                     ------------
                                                                                                       80,637,618

-----------------------------------------------------------------------------------------------------------------
Telephone Utilities--2.5%
Bell Atlantic Corp.                                                                       758,400      46,689,000
-----------------------------------------------------------------------------------------------------------------
BellSouth Corp.                                                                           360,000      16,852,500
-----------------------------------------------------------------------------------------------------------------
GTE Corp.                                                                                 400,000      28,225,000
-----------------------------------------------------------------------------------------------------------------
SBC Communications, Inc.                                                                  400,000      19,500,000
                                                                                                     ------------
                                                                                                      111,266,500


12   OPPENHEIMER TOTAL RETURN FUND, INC.

                                                                                                     Market Value
                                                                                           Shares      See Note 1
-----------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--17.3%
-----------------------------------------------------------------------------------------------------------------
Autos & Housing--0.3%
Delphi Automotive Systems Corp.                                                           293,500    $  4,622,625
-----------------------------------------------------------------------------------------------------------------
Lear Corp.(1)                                                                             271,800       8,697,600
                                                                                                     ------------
                                                                                                       13,320,225

-----------------------------------------------------------------------------------------------------------------
Consumer Services--1.3%
Dun & Bradstreet Corp.                                                                    600,000      17,700,000
-----------------------------------------------------------------------------------------------------------------
Young & Rubicam, Inc.                                                                     557,000      39,407,750
                                                                                                     ------------
                                                                                                       57,107,750

-----------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--0.6%
Carnival Corp.                                                                            400,000      19,125,000
-----------------------------------------------------------------------------------------------------------------
Hasbro, Inc.                                                                              300,000       5,718,750
                                                                                                     ------------
                                                                                                       24,843,750

-----------------------------------------------------------------------------------------------------------------
Media--0.0%
R.H. Donnelley Corp.(1)                                                                   100,000       1,887,500
-----------------------------------------------------------------------------------------------------------------
Retail: General--4.3%
Kohl's Corp.(1)                                                                           820,000      59,193,750
-----------------------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                                   1,900,000     131,337,500
                                                                                                     ------------
                                                                                                      190,531,250

-----------------------------------------------------------------------------------------------------------------
Retail: Specialty--10.8%
Abercrombie & Fitch Co., Cl. A(1)                                                         720,024      19,215,640
-----------------------------------------------------------------------------------------------------------------
AutoNation, Inc.(1)                                                                     1,900,000      17,575,000
-----------------------------------------------------------------------------------------------------------------
AutoZone, Inc.(1)                                                                         500,000      16,156,250
-----------------------------------------------------------------------------------------------------------------
Best Buy Co., Inc.(1)                                                                   1,120,000      56,210,000
-----------------------------------------------------------------------------------------------------------------
Circuit City Stores-Circuit City Group                                                    600,000      27,037,500
-----------------------------------------------------------------------------------------------------------------
Home Depot, Inc.                                                                        3,341,691     229,114,689
-----------------------------------------------------------------------------------------------------------------
Intimate Brands, Inc., Cl. A                                                              100,000       4,312,500
-----------------------------------------------------------------------------------------------------------------
Linens 'N Things, Inc.(1)                                                                 555,800      16,465,575
-----------------------------------------------------------------------------------------------------------------
OfficeMax, Inc.(1)                                                                      1,900,000      10,450,000
-----------------------------------------------------------------------------------------------------------------
Sherwin-Williams Co.                                                                      302,200       6,346,200
-----------------------------------------------------------------------------------------------------------------
Tandy Corp.                                                                             1,515,000      74,519,062
                                                                                                     ------------
                                                                                                      477,402,416

-----------------------------------------------------------------------------------------------------------------
Consumer Staples--4.3%
-----------------------------------------------------------------------------------------------------------------
Beverages--0.4%
Anheuser-Busch Cos., Inc.                                                                 250,000      17,718,750


13   OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS  Continued


                                                                                                     Market Value
                                                                                           Shares      See Note 1
-----------------------------------------------------------------------------------------------------------------
Broadcasting--0.5%
Fox Entertainment Group, Inc., A Shares(1)                                                200,000    $  4,987,500
-----------------------------------------------------------------------------------------------------------------
Infinity Broadcasting Corp., Cl. A(1)                                                     500,100      18,097,369
                                                                                                     ------------
                                                                                                       23,084,869

-----------------------------------------------------------------------------------------------------------------
Entertainment--1.1%
Brinker International, Inc.(1)                                                            500,000      12,000,000
-----------------------------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                                                              700,000      34,518,750
                                                                                                     ------------
                                                                                                       46,518,750

-----------------------------------------------------------------------------------------------------------------
Food--0.5%
General Mills, Inc.                                                                       200,000       7,150,000
-----------------------------------------------------------------------------------------------------------------
Heinz (H.J.) Co.                                                                          200,000       7,962,500
-----------------------------------------------------------------------------------------------------------------
Nabisco Group Holdings Corp.                                                              700,000       7,437,500
                                                                                                     ------------
                                                                                                       22,550,000

-----------------------------------------------------------------------------------------------------------------
Food & Drug Retailers--0.9%
CVS Corp.                                                                                 943,000      37,661,062
-----------------------------------------------------------------------------------------------------------------
Kroger Co.(1)                                                                             100,000       1,887,500
                                                                                                     ------------
                                                                                                       39,548,562

-----------------------------------------------------------------------------------------------------------------
Household Goods--0.8%
Dial Corp. (The)                                                                          950,000      23,096,875
-----------------------------------------------------------------------------------------------------------------
Newell Rubbermaid, Inc.                                                                   400,000      11,600,000
                                                                                                     ------------
                                                                                                       34,696,875

-----------------------------------------------------------------------------------------------------------------
Tobacco--0.1%
Philip Morris Cos., Inc.                                                                  200,000       4,637,500
-----------------------------------------------------------------------------------------------------------------
Energy--3.3%
-----------------------------------------------------------------------------------------------------------------
Energy Services--0.7%
Coastal Corp.                                                                             400,000      14,175,000
-----------------------------------------------------------------------------------------------------------------
Schlumberger Ltd.                                                                         253,600      14,265,000
-----------------------------------------------------------------------------------------------------------------
Transocean Sedco Forex, Inc.                                                               49,096       1,653,921
                                                                                                     ------------
                                                                                                       30,093,921

-----------------------------------------------------------------------------------------------------------------
Oil: Domestic--2.5%
Atlantic Richfield Co.                                                                    150,000      12,975,000
-----------------------------------------------------------------------------------------------------------------
Conoco, Inc., Cl. B                                                                       624,600      15,536,925
-----------------------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                                         564,030      45,439,667
-----------------------------------------------------------------------------------------------------------------
Tosco Corp.                                                                               400,000      10,875,000
-----------------------------------------------------------------------------------------------------------------
Unocal Corp.                                                                              300,000      10,068,750
-----------------------------------------------------------------------------------------------------------------
USX-Marathon Group                                                                        600,000      14,812,500
                                                                                                     ------------
                                                                                                      109,707,842


14   OPPENHEIMER TOTAL RETURN FUND, INC.

                                                                                                     Market Value
                                                                                           Shares      See Note 1
-----------------------------------------------------------------------------------------------------------------
Oil: International--0.1%
Royal Dutch Petroleum Co., NY Shares                                                      100,000    $  6,043,750
-----------------------------------------------------------------------------------------------------------------
Financial--9.8%
-----------------------------------------------------------------------------------------------------------------
Banks--4.0%
Bank of America Corp.                                                                     582,900      29,254,294
-----------------------------------------------------------------------------------------------------------------
Bank One Corp.                                                                            330,000      10,580,625
-----------------------------------------------------------------------------------------------------------------
Chase Manhattan Corp.                                                                     300,000      23,306,250
-----------------------------------------------------------------------------------------------------------------
East West Bancorp, Inc.(2)                                                              1,000,000      11,437,500
-----------------------------------------------------------------------------------------------------------------
Fifth Third Bancorp                                                                       310,000      22,746,250
-----------------------------------------------------------------------------------------------------------------
First Union Corp.                                                                         400,000      13,125,000
-----------------------------------------------------------------------------------------------------------------
Firstar Corp.                                                                             625,000      13,203,125
-----------------------------------------------------------------------------------------------------------------
FleetBoston Financial Corp.                                                               200,600       6,983,387
-----------------------------------------------------------------------------------------------------------------
KeyCorp                                                                                   400,000       8,850,000
-----------------------------------------------------------------------------------------------------------------
National City Corp.                                                                       620,000      14,686,250
-----------------------------------------------------------------------------------------------------------------
PNC Bank Corp.                                                                            270,000      12,015,000
-----------------------------------------------------------------------------------------------------------------
Summit Bancorp                                                                            360,000      11,025,000
                                                                                                     ------------
                                                                                                      177,212,681

-----------------------------------------------------------------------------------------------------------------
Diversified Financial--3.9%
American Express Co.                                                                       50,000       8,312,500
-----------------------------------------------------------------------------------------------------------------
Anthracite Capital, Inc.                                                                  400,000       2,550,000
-----------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                                         1,250,700      69,492,019
-----------------------------------------------------------------------------------------------------------------
Freddie Mac                                                                               200,000       9,412,500
-----------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                                                           108,200      10,191,087
-----------------------------------------------------------------------------------------------------------------
Household International, Inc.                                                             759,990      28,309,628
-----------------------------------------------------------------------------------------------------------------
Imperial Credit Commercial Mortgage Investment Corp.                                      500,000       5,687,500
-----------------------------------------------------------------------------------------------------------------
Schwab (Charles) Corp.                                                                    981,400      37,661,225
                                                                                                     ------------
                                                                                                      171,616,459

-----------------------------------------------------------------------------------------------------------------
Insurance--1.6%
Aetna, Inc.                                                                               225,000      12,557,813
-----------------------------------------------------------------------------------------------------------------
AFLAC, Inc.                                                                               275,000      12,976,563
-----------------------------------------------------------------------------------------------------------------
American General Corp.                                                                    300,000      22,762,500
-----------------------------------------------------------------------------------------------------------------
Enhance Financial Services Group, Inc.                                                    600,000       9,750,000
-----------------------------------------------------------------------------------------------------------------
St. Paul Cos., Inc.                                                                       400,000      13,475,000
                                                                                                     ------------
                                                                                                       71,521,876
-----------------------------------------------------------------------------------------------------------------
Savings & Loans--0.3%
Local Financial Corp.(1)                                                                  400,000       4,150,000
-----------------------------------------------------------------------------------------------------------------
Washington Mutual, Inc.                                                                   300,000       7,800,000
                                                                                                     ------------
                                                                                                       11,950,000


15   OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS  Continued


                                                                                                     Market Value
                                                                                           Shares      See Note 1
-----------------------------------------------------------------------------------------------------------------
Healthcare--5.9%
-----------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--4.9%
American Home Products Corp.                                                              300,000   $  11,831,250
-----------------------------------------------------------------------------------------------------------------
Amgen, Inc.(1)                                                                          1,900,000     114,118,750
-----------------------------------------------------------------------------------------------------------------
Biogen, Inc.(1)                                                                           827,800      69,949,100
-----------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                                                  300,000      19,256,250
                                                                                                     ------------
                                                                                                      215,155,350

-----------------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--1.0%
Bausch & Lomb, Inc.                                                                       150,000      10,265,625
-----------------------------------------------------------------------------------------------------------------
Cardinal Health, Inc.                                                                     495,300      23,712,488
-----------------------------------------------------------------------------------------------------------------
HEALTHSOUTH Corp.(1)                                                                      430,000       2,311,250
-----------------------------------------------------------------------------------------------------------------
Medtronic, Inc.                                                                           229,000       8,344,188
                                                                                                     ------------
                                                                                                       44,633,551

-----------------------------------------------------------------------------------------------------------------
Technology--24.0%
-----------------------------------------------------------------------------------------------------------------
Computer Hardware--4.7%
Dell Computer Corp.(1)                                                                    790,000      40,290,000
-----------------------------------------------------------------------------------------------------------------
EMC Corp.(1)                                                                              833,300      91,038,025
-----------------------------------------------------------------------------------------------------------------
Gateway, Inc.(1)                                                                          400,700      28,875,444
-----------------------------------------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A(1)                                               552,500      50,001,250
                                                                                                     ------------
                                                                                                      210,204,719

-----------------------------------------------------------------------------------------------------------------
Computer Software--5.2%
Compuware Corp.(1)                                                                      1,335,000      49,728,750
-----------------------------------------------------------------------------------------------------------------
Microsoft Corp.(1)                                                                      1,545,861     180,479,272
                                                                                                     ------------
                                                                                                      230,208,022

-----------------------------------------------------------------------------------------------------------------
Communications Equipment--2.6%
Cisco Systems, Inc.(1)                                                                  1,094,000     117,194,750
-----------------------------------------------------------------------------------------------------------------
Electronics--11.2%
Intel Corp.                                                                               290,000      23,870,625
-----------------------------------------------------------------------------------------------------------------
JDS Uniphase Corp.(1)                                                                   2,359,416     380,603,294
-----------------------------------------------------------------------------------------------------------------
Motorola, Inc.                                                                            225,000      33,131,250
-----------------------------------------------------------------------------------------------------------------
Solectron Corp.(1)                                                                        350,000      33,293,750
-----------------------------------------------------------------------------------------------------------------
Waters Corp.(1)                                                                           500,000      26,500,000
                                                                                                     ------------
                                                                                                      497,398,919

-----------------------------------------------------------------------------------------------------------------
Photography--0.3%
Eastman Kodak Co.                                                                         200,000      13,250,000


16   OPPENHEIMER TOTAL RETURN FUND, INC.

                                                                                                     Market Value
                                                                                           Shares      See Note 1
-----------------------------------------------------------------------------------------------------------------
Utilities--3.7%
-----------------------------------------------------------------------------------------------------------------
Electric Utilities--2.2%
AES Corp. (The)(1)                                                                        561,000  $   41,934,750
-----------------------------------------------------------------------------------------------------------------
Allegheny Energy, Inc.                                                                    210,000       5,656,875
-----------------------------------------------------------------------------------------------------------------
Carolina Power & Light Co.                                                                110,000       3,348,125
-----------------------------------------------------------------------------------------------------------------
DQE, Inc.                                                                                 144,100       4,989,462
-----------------------------------------------------------------------------------------------------------------
Illinova Corp.                                                                            300,000      10,425,000
-----------------------------------------------------------------------------------------------------------------
New Century Energies, Inc.                                                                200,000       6,075,000
-----------------------------------------------------------------------------------------------------------------
Southern Co.                                                                              298,500       7,014,750
-----------------------------------------------------------------------------------------------------------------
Texas Utilities Co.                                                                       200,000       7,112,500
-----------------------------------------------------------------------------------------------------------------
Unicom Corp.                                                                              300,000      10,050,000
                                                                                                   --------------
                                                                                                       96,606,462

-----------------------------------------------------------------------------------------------------------------
Gas Utilities--1.5%
Enron Corp.                                                                             1,500,000      66,562,500
                                                                                                   --------------
Total Common Stocks (Cost $2,041,966,331)                                                           3,451,564,888


=================================================================================================================
Preferred Stocks--0.3%
TCI Pacific Communications, Inc., 5% Cum. Cv. Sr., Cl. A (Cost $4,851,250)                 50,000      15,414,300


=================================================================================================================
Other Securities--2.1%
Coastal Corp., 6.625% Cv. Preferred Redeemable Increased
Dividend Equity Securities                                                                300,000       6,993,750
-----------------------------------------------------------------------------------------------------------------
Dollar General Corp., 8.50% Cv. Structured Yield Product
Exchangeable for Stock                                                                    271,100       9,793,487
-----------------------------------------------------------------------------------------------------------------
MediaOne Group, Inc., 6.25% Cv. Premium Income Exchangeable Securities
for Airtouch Communications, Inc. Common Stock                                            258,000      27,864,000
-----------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.25% Structured Yield Product
Exchangeable for Stock of IMC Global, Inc.                                                 90,900       1,624,838
-----------------------------------------------------------------------------------------------------------------
Newell Financial Trust I, 5.25% Cum. Cv. Quarterly Income
Preferred Securities, Non-Vtg.(2)                                                         163,000       6,214,375
-----------------------------------------------------------------------------------------------------------------
Premier Parks, Inc., 7.50% Cum. Cv. Premium Income
Equity Securities, Non-Vtg.                                                               232,000      12,528,000
-----------------------------------------------------------------------------------------------------------------
Reliant Energy, Inc., 7% Automatic Common Exchange Securities
for Time Warner, Inc. Common Stock                                                         80,000       9,640,000
-----------------------------------------------------------------------------------------------------------------
Sovereign Capital Trust II, 7.50% Cv. Preferred Income Equity Redeemable Stock(1)          87,900       4,285,125
-----------------------------------------------------------------------------------------------------------------
St. George Bank, ADR 9% Cv. Structured Yield Product
Exchangeable for Common Stock of St. George Bank(2)                                        90,000       4,820,625
-----------------------------------------------------------------------------------------------------------------
Texas Utilities Co., 9.25% Cv. Preferred Redeemable Increased
Dividend Equity Securities, Non-Vtg.                                                      117,600       5,130,300
-----------------------------------------------------------------------------------------------------------------
Union Pacific Capital Trust, 6.25% Cum. Term Income
Deferrable Equity Securities, Non-Vtg.                                                     87,600       3,646,350
                                                                                                   --------------
Total Other Securities (Cost $80,110,206)                                                              92,540,850


17   OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS  Continued


                                                                                             Face    Market Value
                                                                                           Amount(3)   See Note 1
=================================================================================================================
U.S. Government Obligations--3.5%
U.S. Treasury Bonds:
6.625%, 2/15/27                                                                      $ 25,675,000    $ 25,434,297
STRIPS, 6.17%, 2/15/20(4)                                                             100,000,000      25,646,800
STRIPS, 6.51%, 8/15/19(4)                                                             100,000,000      26,478,100
STRIPS, 6.92%, 11/15/18(4)                                                             54,000,000      15,044,778
-----------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
6.25%, 2/15/07                                                                         31,200,000      30,712,500
6.625%, 3/31/02                                                                        30,050,000      30,265,999
                                                                                                     ------------
Total U.S. Government Obligations (Cost $158,147,522)                                                 153,582,474

=================================================================================================================
Non-Convertible Corporate Bonds and Notes--0.0%
Dresdner Finance BV, 5.50% Gtd. Nts., 4/30/04 DEM (Cost $279,377)                         417,000         425,928

=================================================================================================================
Convertible Corporate Bonds and Notes--1.4%
EMC Corp., 3.25% Cv. Sub. Nts., 3/15/02(2)                                              4,500,000      43,458,750
-----------------------------------------------------------------------------------------------------------------
Level One Communications, Inc., 4% Cv. Sub. Nts., 9/1/04(2)                             3,500,000       9,480,625
-----------------------------------------------------------------------------------------------------------------
Offshore Logistics, Inc., 6% Cv. Sub. Nts., 12/15/03(2)                                 5,000,000       4,118,750
-----------------------------------------------------------------------------------------------------------------
Sunrise Assisted Living, Inc., 5.50% Cv. Nts., 6/15/02(2)                               3,409,000       2,684,588
                                                                                                     ------------
Total Convertible Corporate Bonds and Notes (Cost $16,490,250)                                         59,742,713

=================================================================================================================
Short-Term Notes--14.3%
CIT Group Holdings, Inc., 6.27%, 1/26/00(5)                                            50,000,000      49,782,292
-----------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank:
5.60%, 1/7/00(5)                                                                       25,000,000      24,976,667
5.78%, 1/21/00(5)                                                                      25,000,000      24,919,722
-----------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
5.60%, 1/13/00(5)                                                                      33,110,000      33,048,084
5.61%, 1/11/00(5)                                                                      44,728,000      44,658,299
5.65%, 1/10/00(5)                                                                      50,000,000      49,929,375
5.76%, 1/28/00(5)                                                                      40,000,000      39,827,200
-----------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
5.61%, 1/18/00(5)                                                                      50,000,000      49,867,542
5.64%, 1/16/00(5)                                                                      50,000,000      49,960,833
-----------------------------------------------------------------------------------------------------------------
General Electric Capital Services, 5.87%, 1/14/00(5)                                   50,000,000      49,894,014
-----------------------------------------------------------------------------------------------------------------
Hertz Corp., 5.93%, 1/10/00(5)                                                         50,000,000      49,925,875
-----------------------------------------------------------------------------------------------------------------
IBM Credit Corp., 6.02%, 2/9/00(5)                                                     50,000,000      49,673,916
-----------------------------------------------------------------------------------------------------------------
Koch Industries, Inc.:
3.50%, 1/5/00(5)                                                                       20,000,000      19,991,111
4.50%, 1/3/00(5)                                                                       50,000,000      49,987,500
-----------------------------------------------------------------------------------------------------------------
Wells Fargo Co., 5.94%, 1/12/00(5)                                                     50,000,000      49,909,250
                                                                                                     ------------
Total Short-Term Notes (Cost $636,351,680)                                                            636,351,680


18   OPPENHEIMER TOTAL RETURN FUND, INC.

                                                                                            Face     Market Value
                                                                                          Amount(3)    See Note 1
=================================================================================================================
Repurchase Agreements--0.2%
Repurchase agreement with Banc One Capital Markets, Inc., 2.75%, dated
12/31/99, to be repurchased at $11,402,613 on 1/3/00, collateralized by U.S. Treasury Bonds, 5.25%-12%, 2/15/01-11/15/28, with a value of $4,474,383 and U.S. Treasury Nts., 5%-7.50%, 12/31/00-2/15/07,
with a value of $7,160,234 (Cost $11,400,000)                                        $11,400,000   $   11,400,000
-----------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $2,949,596,616)                                           99.6%   4,421,022,833
-----------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                              0.4       16,744,002
                                                                                     ----------------------------
Net Assets                                                                                 100.0%  $4,437,766,835
                                                                                     ============================


FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $82,215,213 or 1.85% of the Fund's net assets as of December 31, 1999.
3. Face amount is reported in U.S. Dollars, except for those denoted in the following currency:
DEM German Mark
4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
5. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


19   OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES December 31, 1999


========================================================================================================
Assets
Investments, at value (cost $2,949,596,616)--see accompanying statement                   $4,421,022,833
--------------------------------------------------------------------------------------------------------
Cash                                                                                           1,154,274
--------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                              15,263,576
Interest and dividends                                                                         4,893,650
Shares of capital stock sold                                                                   2,537,231
Other                                                                                             72,116
                                                                                          --------------
Total assets                                                                               4,444,943,680

========================================================================================================
Liabilities
Payables and other liabilities:
Shares of capital stock redeemed                                                               3,897,881
Distribution and service plan fees                                                             2,140,769
Transfer and shareholder servicing agent fees                                                    514,069
Shareholder reports                                                                              444,246
Directors' compensation                                                                            7,053
Other                                                                                            172,827
                                                                                          --------------
Total liabilities                                                                              7,176,845

========================================================================================================
Net Assets                                                                                $4,437,766,835
                                                                                          ==============

========================================================================================================
Composition of Net Assets
Par value of shares of capital stock                                                      $   33,599,079
--------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                 2,890,533,792
--------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                            6,412,023
--------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                35,796,031
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                   1,471,425,910
                                                                                          --------------
Net assets                                                                                $4,437,766,835
                                                                                          ==============

========================================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$3,157,204,313 and 238,298,222 shares of capital stock outstanding)                               $13.25
Maximum offering price per share (net asset value plus sales charge of 5.75% of
offering price)                                                                                   $14.06
--------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$1,152,234,676 and 87,955,473 shares of capital stock outstanding)                                $13.10
--------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $75,885,558
and 5,780,856 shares of capital stock outstanding)                                                $13.13
--------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $52,442,288 and 3,956,243 shares of capital stock outstanding)                      $13.26

See accompanying Notes to Financial Statements.


20   OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 1999


========================================================================================================
Investment Income
Interest                                                                                    $ 42,046,242
--------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $25,688)                                       38,890,786
                                                                                            ------------
Total income                                                                                  80,937,028

========================================================================================================
Expenses
Management fees                                                                               21,073,662
--------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                        5,331,807
Class B                                                                                       11,962,493
Class C                                                                                          661,360
--------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                        3,235,481
Class B                                                                                        1,411,254
Class C                                                                                           77,447
Class Y                                                                                           53,917
--------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                                          169,062
Class B                                                                                           20,025
Class C                                                                                            4,932
Class Y                                                                                            3,673
--------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                       81,921
--------------------------------------------------------------------------------------------------------
Directors' compensation                                                                           80,666
--------------------------------------------------------------------------------------------------------
Other                                                                                          1,239,971
                                                                                            ------------
Total expenses                                                                                45,407,671
Less expenses paid indirectly                                                                    (23,971)
                                                                                            ------------
Net expenses                                                                                  45,383,700

========================================================================================================
Net Investment Income                                                                         35,553,328

========================================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)                                        346,131,891
Closing and expiration of option contracts written                                             1,736,517
Foreign currency transactions                                                                     (2,806)
                                                                                            ------------
Net realized gain                                                                            347,865,602

--------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                  302,086,494
Translation of assets and liabilities denominated in foreign currencies                          (41,816)
                                                                                            ------------
Net change                                                                                   302,044,678
                                                                                            ------------
Net realized and unrealized gain                                                             649,910,280

========================================================================================================
Net Increase in Net Assets Resulting from Operations                                        $685,463,608
                                                                                            ============

See accompanying Notes to Financial Statements.


21   OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS


Year Ended December 31,                                                         1999               1998
=======================================================================================================
Operations
Net investment income                                                 $   35,553,328     $   37,480,042
-------------------------------------------------------------------------------------------------------
Net realized gain                                                        347,865,602        243,431,853
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                    302,044,678        397,047,043
                                                                      ---------------------------------
Net increase in net assets resulting from operations                     685,463,608        677,958,938

=======================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                                  (25,530,440)       (30,566,836)
Class B                                                                   (1,169,315)        (5,719,175)
Class C                                                                      (87,933)          (263,905)
Class Y                                                                     (526,019)          (455,751)
-------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                 (223,029,885)      (172,164,137)
Class B                                                                  (82,260,938)       (80,057,166)
Class C                                                                   (5,385,579)        (3,815,686)
Class Y                                                                   (3,747,230)        (2,532,986)

=======================================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A                                                                  329,538,222         96,918,666
Class B                                                                 (150,785,101)       100,622,566
Class C                                                                   12,461,790         16,796,414
Class Y                                                                    9,804,068          8,780,891

=======================================================================================================
Net Assets
Total increase                                                           544,745,248        605,501,833
-------------------------------------------------------------------------------------------------------
Beginning of period                                                    3,893,021,587      3,287,519,754
                                                                      ---------------------------------
End of period (including undistributed net investment
income of $6,412,023 and $846,860, respectively)                      $4,437,766,835     $3,893,021,587
                                                                      =================================

See accompanying Notes to Financial Statements.


22   OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS


Class A Year Ended December 31,                      1999         1998         1997         1996         1995
=============================================================================================================
Per Share Operating Data
Net asset value, beginning of period               $12.23       $11.00        $9.77        $9.35        $7.80
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                 .14          .16          .16          .20          .23
Net realized and unrealized gain                     2.01         2.09         2.49         1.63         2.09
                                                   ----------------------------------------------------------
Total income from investment operations              2.15         2.25         2.65         1.83         2.32
-------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 (.12)        (.15)        (.14)        (.20)        (.22)
Distributions from net realized gain                (1.01)        (.87)       (1.28)       (1.21)        (.55)
                                                   ----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                     (1.13)       (1.02)       (1.42)       (1.41)        (.77)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $13.25       $12.23       $11.00        $9.77        $9.35
                                                   ==========================================================

=============================================================================================================
Total Return, at Net Asset Value(1)                 18.34%       21.16%       27.39%       19.73%       30.12%

=============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)            $3,157       $2,594       $2,238       $1,827       $1,551
-------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                   $2,757       $2,388       $2,045       $1,685       $1,394
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                1.12%        1.31%        1.43%        1.96%        2.53%
Expenses                                             0.87%        0.86%(3)     0.89%(3)     0.90%(3)     0.92%(3)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                             34%          38%          92%         118%          85%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,189,628,921 and $1,455,549,024, respectively.

See accompanying Notes to Financial Statements.


23   OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS  Continued

Class B  Year Ended December 31,                       1999          1998             1997             1996             1995
============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $12.10        $10.89            $9.70            $9.29            $7.76
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   .04           .06              .07              .12              .15
Net realized and unrealized gain                       1.98          2.08             2.45             1.62             2.08
                                                     -----------------------------------------------------------------------
Total income from investment operations                2.02          2.14             2.52             1.74             2.23
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.01)         (.06)            (.05)            (.12)            (.15)
Distributions from net realized gain                  (1.01)         (.87)           (1.28)           (1.21)            (.55)
                                                     -----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (1.02)         (.93)           (1.33)           (1.33)            (.70)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.10        $12.10           $10.89            $9.70            $9.29
                                                     =======================================================================

============================================================================================================================
Total Return, at Net Asset Value(1)                   17.37%        20.25%           26.17%           18.78%           29.03%

============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)              $1,152        $1,202             $987             $755             $590
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                     $1,196        $1,080             $878             $672             $511
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                  0.32%         0.50%            0.62%            1.15%            1.70%
Expenses                                               1.67%         1.67%(3)         1.71%(3)         1.71%(3)         1.75%(3)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                               34%           38%              92%             118%              85%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,189,628,921 and $1,455,549,024, respectively.

 See accompanying Notes to Financial Statements.

24   OPPENHEIMER TOTAL RETURN FUND, INC.

Class C     Year Ended December 31,                    1999          1998             1997             1996             1995(5)
============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $12.13        $10.92            $9.72            $9.33            $9.19
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   .04           .06              .07              .16              .07
Net realized and unrealized gain                       1.98          2.08             2.46             1.57              .73
                                                     -----------------------------------------------------------------------
Total income from investment operations                2.02          2.14             2.53             1.73              .80
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.02)         (.06)            (.05)            (.13)            (.11)
Distributions from net realized gain                  (1.00)         (.87)           (1.28)           (1.21)            (.55)
                                                     -----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (1.02)         (.93)           (1.33)           (1.34)            (.66)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.13        $12.13           $10.92            $9.72            $9.33
                                                     =======================================================================

============================================================================================================================
Total Return, at Net Asset Value(1)                   17.37%        20.20%           26.23%           18.67%            8.82%

============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                 $76           $58              $37              $18               $2
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                        $66           $47              $27               $8               $1
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                  0.31%         0.50%            0.63%            1.05%            1.42%
Expenses                                               1.68%         1.67%(3)         1.72%(3)         1.76%(3)         1.77%(3)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                               34%           38%              92%             118%              84%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,189,628,921 and $1,455,549,024, respectively.
5. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

See accompanying Notes to Financial Statements.


25   OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS  Continued

Class Y  Year Ended December 31,                       1999          1998             1997             1996             1995
============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $12.24        $11.00            $9.77            $9.35            $7.80
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   .17           .17              .18              .23              .20
Net realized and unrealized gain                       2.00          2.10             2.48             1.61             2.13
                                                     -----------------------------------------------------------------------
Total income from investment operations                2.17          2.27             2.66             1.84             2.33
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.14)         (.16)            (.15)            (.21)            (.23)
Distributions from net realized gain                  (1.01)         (.87)           (1.28)           (1.21)            (.55)
                                                     -----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (1.15)        (1.03)           (1.43)           (1.42)            (.78)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.26        $12.24           $11.00            $9.77            $9.35
                                                     =======================================================================

============================================================================================================================
Total Return, at Net Asset Value(1)                   18.53%        21.33%           27.53%           19.88%           30.23%

============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                 $52           $39              $27              $18               $7
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                        $47           $34              $22              $13               $4
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                  1.32%         1.39%            1.60%            2.08%            2.51%
Expenses                                               0.67%         0.80%(3)         0.74%(3)         0.77%(3)         0.87%(3)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                               34%           38%              92%             118%              85%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,189,628,921 and $1,455,549,024, respectively.
5. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

See accompanying Notes to Financial Statements.

26   OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS


================================================================================
1. Significant Accounting Policies

Oppenheimer Total Return Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
      The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


27   OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
1. Significant Accounting Policies Continued

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


28   OPPENHEIMER TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
      The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.
      Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect an increase in additional paid-in capital of $3,466, a decrease in undistributed net investment income of $2,674,458, and an increase in accumulated net realized gain on investments of $2,670,992.

--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


29   OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
2. Capital Stock

The Fund has authorized 450 million, 200 million, 200 million and 10 million shares of $0.10 par value Class A, Class B, Class C and Class Y capital stock, respectively. Transactions in shares of capital stock were as follows:

                          Year Ended December 31, 1999   Year Ended December 31, 1998
                                 Shares         Amount          Shares         Amount
-------------------------------------------------------------------------------------
 Class A
 Sold                        38,779,624  $ 500,033,094      20,090,100   $238,366,108
 Dividends and/or
 distributions reinvested    19,101,991    234,710,226      16,639,080    191,036,172
 Redeemed                   (31,642,249)  (405,205,098)    (28,120,324)  (332,483,614)
                            ---------------------------------------------------------
 Net increase                26,239,366  $ 329,538,222       8,608,856   $ 96,918,666
                            =========================================================

-------------------------------------------------------------------------------------
 Class B
 Sold                        13,846,247  $ 175,056,306      13,699,912   $160,764,683
 Dividends and/or
 distributions reinvested     6,611,034     80,167,708       7,233,729     82,019,204
 Redeemed                   (31,792,050)  (406,009,115)    (12,211,618)  (142,161,321)
                            ---------------------------------------------------------
 Net increase (decrease)    (11,334,769) $(150,785,101)      8,722,023   $100,622,566
                            =========================================================

-------------------------------------------------------------------------------------
 Class C
 Sold                         2,517,651  $  31,966,080       2,117,847   $ 24,988,182
 Dividends and/or
 distributions reinvested       431,425      5,244,298         344,352      3,914,027
 Redeemed                    (1,956,338)   (24,748,588)     (1,031,386)   (12,105,795)
                            ---------------------------------------------------------
 Net increase                   992,738  $  12,461,790       1,430,813   $ 16,796,414
                            =========================================================

-------------------------------------------------------------------------------------
 Class Y
 Sold                         2,101,137  $  26,918,940       1,821,738   $ 21,338,887
 Dividends and/or
 distributions reinvested       347,285      4,273,249         260,255      2,988,737
 Redeemed                    (1,668,891)   (21,388,121)     (1,318,484)   (15,546,733)
                            ---------------------------------------------------------
 Net increase                   779,531  $   9,804,068         763,509   $  8,780,891
                            =========================================================


================================================================================
3. Unrealized Gains and Losses on Securities

As of December 31, 1999, net unrealized appreciation on securities of $1,471,426,217 was composed of gross appreciation of $1,646,998,173, and gross depreciation of $175,571,956.


30   OPPENHEIMER TOTAL RETURN FUND, INC.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of average annual net assets of the Fund, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million. The Fund's management fee for the year ended December 31, 1999, was 0.52% of the average annual net assets for each class of shares.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate         Class A   Commissions      Commissions      Commissions
                        Front-End       Front-End    on Class A       on Class B       on Class C
                    Sales Charges   Sales Charges        Shares           Shares           Shares
                       on Class A     Retained by   Advanced by      Advanced by      Advanced by
Year Ended                 Shares     Distributor   Distributor(1)   Distributor(1)   Distributor(1)
-------------------------------------------------------------------------------------------------
December 31, 1999      $3,586,666      $1,235,653      $101,858       $4,474,217         $223,694

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                    Class A                   Class B                   Class C
                        Contingent Deferred       Contingent Deferred       Contingent Deferred
                              Sales Charges             Sales Charges             Sales Charges
Year Ended          Retained by Distributor   Retained by Distributor   Retained by Distributor
-----------------------------------------------------------------------------------------------
December 31, 1999                   $10,798                $1,286,143                   $27,758

      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


31   OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
4. Management Fees and Other Transactions with Affiliates Continued

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended December 31, 1999, payments under the Class A Plan totaled $5,331,807, all of which was paid by the Distributor to recipients. That included $433,314 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended December 31, 1999, were as follows:


                                                   Distributor's  Distributor's
                                                       Aggregate   Unreimbursed
                                                    Unreimbursed  Expenses as %
                  Total Payments   Amount Retained      Expenses  of Net Assets
                      Under Plan    by Distributor    Under Plan       of Class
-------------------------------------------------------------------------------
Class B Plan         $11,962,493        $9,316,015    $8,634,201           0.75%
Class C Plan             661,360           248,487       707,054           0.93


32   OPPENHEIMER TOTAL RETURN FUND, INC.

================================================================================
5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
      The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
      Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

================================================================================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.



33   OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued


================================================================================
6. Option Activity Continued

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 1999, was as follows:

                                                           Call Options
                                               ------------------------
                                               Number of      Amount of
                                                 Options       Premiums
-----------------------------------------------------------------------
Options outstanding as of
December 31, 1998                                  3,412    $   671,969
Options written                                    9,512      2,334,239
Options closed or expired                        (12,512)    (2,902,469)
Options exercised                                   (412)      (103,739)
                                               ------------------------
Options outstanding as of
December 31, 1999                                     --    $        --
                                               ========================

================================================================================
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
      The Fund had no borrowings outstanding during the year ended December 31, 1999.


34   OPPENHEIMER TOTAL RETURN FUND, INC.

INDEPENDENT AUDITORS' REPORT

================================================================================
To the Board of Directors and Shareholders of Oppenheimer Total Return Fund,
Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Total Return Fund, Inc. as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998 and the financial highlights for the period January 1, 1995, to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Total Return Fund, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.






Deloitte & Touche LLP


Denver, Colorado
January 24, 2000

35   OPPENHEIMER TOTAL RETURN FUND, INC.

FEDERAL INCOME TAX INFORMATION  Unaudited


================================================================================
In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      Distributions of $1.0366, $1.0066, $1.0086 and $1.0426 per share were paid to Class A, Class B, Class C and Class Y shareholders on December 10, 1999, of which $0.9880 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
      Dividends paid by the Fund during the fiscal year ended December 31, 1999, which are not designated as capital gain distributions should be multiplied by 92.13% to arrive at the net amount eligible for the corporate dividend-received deduction.
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


36   OPPENHEIMER TOTAL RETURN FUND, INC.

OPPENHEIMER TOTAL RETURN FUND, INC.


================================================================================
Officers and Directors   James C. Swain, Director and Chairman of the Board
                         Bridget A. Macaskill, Director and President
                         William H. Armstrong, Director
                         Robert G. Avis, Director
                         William A. Baker, Director
                         George C. Bowen, Director
                         Edward L. Cameron, Director
                         Jon S. Fossel, Director
                         Sam Freedman, Director
                         Raymond J. Kalinowski, Director
                         C. Howard Kast, Director
                         Robert M. Kirchner, Director
                         Ned M. Steel, Director
                         Bruce L. Bartlett, Vice President
                         John P. Doney, Vice President
                         Andrew J. Donohue, Vice President and Secretary
                         Brian W. Wixted, Treasurer
                         Robert G. Zack, Assistant Secretary
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     Deloitte & Touche LLP

================================================================================
Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

                         This is a copy of a report to shareholders of Oppenheimer Total Return Fund, Inc. This report must be preceded or accompanied by a Prospectus of Oppenheimer Total Return Fund, Inc. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


37   OPPENHEIMER TOTAL RETURN FUND, INC.

INFORMATION AND SERVICES


As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.


--------------------------------------------------------------------------------

Internet
24-hr access to account information and transactions www.oppenheimerfunds.com

--------------------------------------------------------------------------------

General Information
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048

--------------------------------------------------------------------------------

Telephone Transactions
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457

--------------------------------------------------------------------------------

PhoneLink
24-hr automated information and automated transactions
1.800.533.3310

--------------------------------------------------------------------------------

Telecommunications Device for the Deaf (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461

--------------------------------------------------------------------------------

OppenheimerFunds Information Hotline 24 hours a day, timely and insightful messages on the economy and issues that may affect your investments 1.800.835.3104

--------------------------------------------------------------------------------

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270



                                                     [logo] Oppenheimer Funds(R)
RA0420.001.1299  February 29, 2000                          Distributor, Inc.

                          ANNUAL REPORT OCTOBER 31, 1999

                                   OPPENHEIMER

                           DISCIPLINED ALLOCATION FUND

                                     [PHOTO]

                               [OPPENHEIMER LOGO]
                             THE RIGHT WAY TO INVEST

CONTENTS

 1  President's Letter

 3  An Interview
    with Your Fund's
    Managers

 7  Fund Performance

12  FINANCIAL
    STATEMENTS

41  INDEPENDENT
    AUDITORS' REPORT

42  Federal
    Income Tax
    Information

43  Officers and Directors

44  Oppenheimer Funds
    Family

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

THE FUND'S ASSET ALLOCATION SHIFTS HELPED CUSHION THE EFFECTS of a generally unfavorable environment for value-oriented stock investing during the period.

DESPITE A CHALLENGING ENVIRONMENT FOR VALUE INVESTING, the Fund benefited from investments in technology, financial companies, diversified manufacturers and retailers.

ON THE FIXED INCOME SIDE, the Fund's focus on corporate bond holdings enhanced performance.

AVERAGE ANNUAL
TOTAL RETURNS
For the 1-Year Period
Ended 10/31/99*

CLASS A
Without         With
Sales Chg.      Sales Chg.
--------------------------
2.62%           -3.28%

CLASS B
Without         With
Sales Chg.      Sales Chg.
--------------------------
1.84%           -3.03%

CLASS C
Without         With
Sales Chg.      Sales Chg.
--------------------------
1.84%           0.87%

NOT FDIC INSURED.
NO BANK GUARANTEE.
MAY LOSE VALUE.

* See page 10 for further details.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Disciplined Allocation Fund


DEAR SHAREHOLDER,

Whenever a new year begins--let alone a new decade or century--it makes sense to pause a moment to assess where we've been and where we're going.

        In retrospect, U.S. stocks and bonds in 1999 were subject to sudden and substantial swings in investor sentiment because of economic uncertainty. When the year began, investors were concerned that growth in the United States might slow in response to economic weakness overseas. At mid-year, investors were concerned that the economy was too strong, potentially rekindling inflationary pressures. Yet, by year end, it became clearer that while the U.S. economy grew robustly in 1999, inflation remained at low levels. Indeed, investors appeared more comfortable with the economy after the Federal Reserve Board demonstrated its inflation-fighting resolve by raising interest rates three times between June and November.

        As is normal in a rising-interest-rate environment, bond prices generally declined in 1999, led lower by U.S. Treasury bonds. In the stock market, while most major indices advanced, strong performance was mostly limited to a handful of large-capitalization growth companies, principally in the technology arena. Smaller and value-oriented stocks provided particularly lackluster returns and, overall, foreign stocks outperformed U.S. stocks in 1999.

        Looking forward, we expect the U.S. economy to remain on a moderate-growth, low-inflation course. As recent revisions of 1999's economic statistics demonstrated, the economy has defied many analysts' forecasts by growing at a strong rate, which should be positive for the bond market. Similarly, positive economic forces could help the stock market's performance broaden to include value-oriented and smaller stocks.

        We see particularly compelling opportunities outside of the U.S. market. Many foreign stocks also ended 1999 more attractively valued than large-cap U.S. stocks, and economic trends in overseas markets could lead to higher stock prices. In Europe, corporate restructuring has just begun, giving


                    1 OPPENHEIMER DISCIPLINED ALLOCATION FUND

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

companies there the same potential for cost-cutting and productivity improvements that U.S. companies enjoyed ten years ago. In Japan and Asia, economic recovery is expected to gain strength, which could allow stocks to rally from relatively low levels.

        Another 1999 trend that should remain in force in 2000 is the growth of businesses related to the Internet. The rise of e-commerce has been good for consumers and the economy because of greater price competition, which has helped keep inflation under control. The Internet has also been good for investors, as even companies with no earnings have seen their stock prices soar. Clearly, while the Internet is here to stay, not all "dot-com" companies will survive, and many of these high-flying Internet stocks will eventually--and perhaps very suddenly--return to more reasonable levels. The long-term winners are most likely to be companies that support the Internet's growth with content or infrastructure.

        What else is in store for investors in 2000? While we do not have an infallible crystal ball, we believe that in almost any investment environment, consistent success stems from an unwavering focus on fundamental investment principles such as maintaining a long-term perspective, using diversification to manage risks, and availing oneself of the services of a knowledgeable financial advisor. Indeed, these principles serve as the foundation for every investment we offer, helping to make OppenheimerFunds The Right Way to Invest in 2000 and beyond.

Sincerely,

/s/ BRIDGET A. MACASKILL                                       November 19, 1999

Bridget A. Macaskill

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow.


                    2 OPPENHEIMER DISCIPLINED ALLOCATION FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
KENNETH WHITE,
PETER ANTOS,
MICHAEL STRATHEARN, STEPHEN LIBERA,
ARTHUR ZIMMER *


HOW DID THE FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED OCTOBER 31, 1999?

A. We are somewhat disappointed with the performance of the Fund's stock holdings. The Fund focuses on value stocks, and this was not a favorable environment for value investing. However, our disciplined strategy of allocating assets among stocks, bonds and cash enabled us to limit risks during a volatile period.

WHY WAS THIS SUCH A CHALLENGING PERIOD FOR THE FUND'S STOCK INVESTMENTS?

Historically, the kind of low P/E (price-earnings ratio) value stocks in which the Fund invests have proven to be bargains over the long term. However, they tend to underperform the market when corporate earnings growth appears likely to slow and concerns regarding the economic future are on the rise. At such times, investors tend to seek large, growth-oriented companies.

        Throughout the recent one-year period, actual U.S. economic growth remained robust. However, the threat of slowing growth fueled widespread economic uncertainty. In late 1998 and early 1999, those uncertainties were driven by economic difficulties in the world's emerging markets. Significant weakness in Asian markets, along with Brazil's devaluation of its currency in January 1999, raised the prospect of slowing corporate growth, since multinational corporations can sell fewer products in depressed markets. Consequently, the performance of the overall market--and value-oriented stocks in particular--suffered.

*Not shown.

                    3 OPPENHEIMER DISCIPLINED ALLOCATION FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

"We took advantage of attractive opportunities among technology and financial company stocks that met our criteria for both attractive valuations and positive quantitative signs of improvement."

In April 1999, continuing strength in the U.S. economy and signs of recovery in emerging markets caused value-oriented stocks to rise. However, the rebound proved short lived. In June, the Federal Reserve Board (Fed) embarked on a series of interest rate hikes aimed at preventing the economy from overheating. The Fed's actions renewed concerns regarding the sustainability of U.S. economic growth. Value-oriented stocks again suffered as a result. Several of our holdings in traditional value-oriented groups, such as housing and manufacturing, were particularly hard hit despite good earnings and strong business conditions.

HOW DID YOU ALLOCATE THE FUND'S ASSETS IN LIGHT OF THESE CONDITIONS?

We conduct in-depth analyses of financial markets and economic trends to guide our decisions on allocating the Fund's assets among stocks, bonds and cash. During much of the recent period, our analyses led us to invest between 40% and 50% of the Fund's assets in bonds and cash. These investments cushioned the Fund's performance during a period which proved generally unfavorable for value-oriented stocks. We finished the fiscal year with about 53% of the Fund (including stock futures positions) invested in stocks. The valuation-related factors of our quantitative asset allocation discipline are somewhat cautious toward stocks at present, as they were for much of the last year, but the more technical factors we monitor remain, on balance, positive.

WHAT ACTIONS DID YOU TAKE TO ENHANCE THE PERFORMANCE OF THE FUND'S STOCKS?

During the first few months of the period, we took advantage of attractive opportunities among technology and finan-cial company stocks that met our criteria for attractive valuations and positive quantitative signs of improvement. Many of these companies, such as IBM Corp. and Citigroup, Inc., performed relatively well for much of the period, despite challenging conditions for most value-oriented stocks.


                    4 OPPENHEIMER DISCIPLINED ALLOCATION FUND

AVERAGE ANNUAL TOTAL RETURNS
For the Periods Ended 9/30/99(1)

Class A

1-Year     5-Year    10-Year
----------------------------
-0.11%     9.48%     9.86%

Class B
                       Since
1-Year     5-Year    Inception
------------------------------
0.14%      N/A       7.81%

Class C
                       Since
1-Year     5-Year    Inception
------------------------------
4.14%      N/A       7.89%

In mid-1999, when interest rate increases began to create an unfavorable environment for financial stocks, we reduced our holdings in the financial sector. We also scored successes with individual stocks in such diverse sectors as capital goods and retailing.(2)

HOW DID YOU MANAGE THE FUND'S BOND EXPOSURE?

The Fund's bond portfolio remained heavily oriented toward the corporate bond sector throughout the period. These investments proved favorable for the Fund, since corporate bonds generally outpaced U.S. Government securities over the period.

        We were less successful in managing the Fund's average duration. Duration is a measure of a bond's sensitivity to changes in interest rates. The longer a portfolio's average duration, the higher the returns investors are likely to receive in an environment of falling interest rates. We maintained a relatively long average duration throughout the period in anticipation of slowing economic growth and continued low inflation. This tactic proved disappointing as stronger-than-expected business activity and subsequent interest rate hikes by the Federal Reserve led to rising bond yields and lower returns.

WHAT IS YOUR OUTLOOK FOR THE FUTURE IN LIGHT OF TODAY'S MARKET CONDITIONS?

Historically, we have found that value-oriented stocks tend to outperform the stock market as a whole over time. Accordingly, we continue to believe a balanced portfolio that includes high-quality bonds, undervalued stocks and cash, offers investors the potential for attractive long-term total returns.

1. See page 10 for further details.

2. Please refer to the Statement of Investments beginning on page 12 for a complete list of the Fund's holdings as of 10/31/99.


                    5 OPPENHEIMER DISCIPLINED ALLOCATION FUND

PORTFOLIO ALLOCATION(3)

[PIE CHART]

- Stocks                52.8%
- Bonds                 30.3
- Cash Equivalents      16.9

We remain committed to a disciplined asset allocation and investment strategy designed to deliver such returns to our investors. That's why Oppenheimer Disciplined Allocation Fund remains part of The Right Way to Invest.

TOP TEN STOCK HOLDINGS(4)
---------------------------------------------------------------------------
Citigroup, Inc.                                                        2.7%
---------------------------------------------------------------------------
ALLTELL Corp.                                                          2.5
---------------------------------------------------------------------------
IBM Corp.                                                              2.4
---------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                                   1.8
---------------------------------------------------------------------------
SBC Communications, Inc.                                               1.8
---------------------------------------------------------------------------
SPX Corp.                                                              1.7
---------------------------------------------------------------------------
Jefferson-Pilot Corp.                                                  1.7
---------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A                               1.7
---------------------------------------------------------------------------
General Dynamics Corp.                                                 1.6
---------------------------------------------------------------------------
Kimberly-Clark Corp.                                                   1.5
---------------------------------------------------------------------------

TOP FIVE INDUSTRIES(4)
---------------------------------------------------------------------------
Insurance                                                             13.4%
---------------------------------------------------------------------------
Manufacturing                                                          8.6
---------------------------------------------------------------------------
Electric Utilities                                                     6.4
---------------------------------------------------------------------------
Diversified Financial                                                  6.2
---------------------------------------------------------------------------
Computer Hardware                                                      6.1
---------------------------------------------------------------------------

3. Portfolio is subject to change. Percentages are as of October 31, 1999, and are based on total market value of investments.

4. Portfolio is subject to change. Percentages are as of October 31, 1999, and are based on total market value of common stocks.


                   6 OPPENHEIMER DISCIPLINED ALLOCATION FUNDD

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended October 31, 1999, followed by a graphical comparison of the Fund's performance to two appropriate broad-based market indices.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. The fiscal year that ended October 31, 1999, was marked by persistent concerns regarding the sustainability of U.S. economic growth. These concerns created a generally unfavorable environment for value-oriented investing. Although several individual stock holdings in the technology, financial, capital goods and retail sectors performed well, overall Fund performance suffered as the market favored growth-oriented, large-company investments for most of the period. On the fixed income side, the Fund's focus on relatively strong-performing corporate bonds helped cushion the impact of disappointing stock performance. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 1999. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B, performance is measured from inception of the class on October 2, 1995. In the case of Class C, performance is measured from inception of the class on May 1, 1996. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

        The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Fund's performance is also compared to Merrill Lynch Corporate and Government Master Index, a broad-based index of U.S. Treasury and government agency securities, corporate and Yankee bonds regarded as a general measurement of the performance of the domestic debt securities market.

        Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.


                   7 OPPENHEIMER DISCIPLINED ALLOCATION FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Disciplined Allocation Fund (Class A), S&P 500 Index and Merrill Lynch Corporate and Government Master Index.

[The following table was originally a line graph in the printed materials.]

             Oppenheimer Disciplined                             Merrill Lynch Corporate
             Allocation Fund Class A       S&P 500 Index       and Government Master Index
12/31/88            $  9,425                 $ 10,000                   $ 10,000
12/31/89              11,555                   12,301                     11,413
12/31/90              11,532                   11,920                     12,382
12/31/91              14,784                   15,543                     14,350
12/31/92              16,247                   16,726                     15,452
12/31/93              18,829                   18,410                     17,161
12/31/94              18,432                   18,651                     16,600
12/31/95              22,847                   25,649                     19,752
10/31/96              24,280                   29,907                     20,185
10/31/97              28,850                   39,500                     21,997
10/31/98              30,560                   48,192                     24,264
10/31/99              31,360                   60,557                     24,084

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 10/31/99(2)
3-YEAR -3.28%   5-YEAR 9.65%   10-YEAR 10.16%

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Disciplined Allocation Fund (Class B), S&P 500 Index and Merrill Lynch Corporate and Government Master Index.

[The following table was originally a line graph in the printed materials.]


             Oppenheimer Disciplined                             Merrill Lynch Corporate
             Allocation Fund Class B       S&P 500 Index       and Government Master Index
11/30/92            $ 10,000                 $ 10,000                   $ 10,000
9/30/93               10,493                   10,601                     10,463
9/30/94               11,071                   12,361                     10,693
9/30/95               13,059                   16,326                     11,652
9/30/96               13,725                   19,918                     12,854
9/30/97               13,781                   25,029                     12,758

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 10/31/99(2)
1-YEAR -3.03%   LIFE 8.18%


                  8 OPPENHEIMER DISCIPLINED ALLOCATION FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Disciplined Allocation Fund (Class C), S&P 500 Index and Merrill Lynch Corporate and Government Master Index.

[The following table was originally a line graph in the printed materials.]


             Oppenheimer Disciplined                             Merrill Lynch Corporate
             Allocation Fund Class B       S&P 500 Index       and Government Master Index
5/26/95             $ 10,000                 $ 10,000                   $ 10,000
9/30/95               10,408                   10,906                     10,524
9/30/96               12,274                   14,405                     11,469
9/30/97               12,900                   17,574                     12,651
9/30/98               13,138                   22,083                     12,557


AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 10/31/99(2)
1-YEAR 0.87%   LIFE 8.11%


The performance information for both indices in the graphs begins on 12/31/88 for Class A, 9/30/95 for Class B and 4/30/96 for Class C.

1. The Fund changed its fiscal year end from 12/31 to 10/31.

2. See page 10 for further details.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                  9 OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

CLASS A shares of the Fund were first publicly offered on 9/16/85. Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 10/2/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (inception). The ending account value shown in the graph is net of the applicable 2% contingent deferred sales charge. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 5/1/96. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.


                   10 OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIALS
--------------------------------------------------------------------------------




                   11 OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  October 31, 1999
--------------------------------------------------------------------------------

                                                                                                         MARKET VALUE
                                                                                          SHARES           SEE NOTE 1
=======================================================================================================================
 COMMON STOCKS--54.1%
-----------------------------------------------------------------------------------------------------------------------
 BASIC MATERIALS--2.2%
-----------------------------------------------------------------------------------------------------------------------
 CHEMICALS--1.1%
 Dow Chemical Co.                                                                         13,200          $ 1,560,900
-----------------------------------------------------------------------------------------------------------------------
 International Flavors & Fragrances, Inc.                                                 12,300              470,475
-----------------------------------------------------------------------------------------------------------------------
 Rohm & Haas Co.                                                                          26,100              998,325
                                                                                                          -------------
                                                                                                            3,029,700

-----------------------------------------------------------------------------------------------------------------------
 PAPER--1.1%
 Georgia-Pacific Group                                                                    21,700              861,219
-----------------------------------------------------------------------------------------------------------------------
 Georgia-Pacific Group/Timber Group                                                       16,000              382,000
-----------------------------------------------------------------------------------------------------------------------
 Louisiana-Pacific Corp.                                                                  43,700              554,444
-----------------------------------------------------------------------------------------------------------------------
 Rayonier, Inc.                                                                            7,900              323,900
-----------------------------------------------------------------------------------------------------------------------
 Weyerhaeuser Co.                                                                         18,100            1,080,344
                                                                                                          -------------
                                                                                                            3,201,907

-----------------------------------------------------------------------------------------------------------------------
 CAPITAL GOODS--7.2%
-----------------------------------------------------------------------------------------------------------------------
 AEROSPACE/DEFENSE--1.2%
 Cordant Technologies, Inc.                                                                8,200              255,737
-----------------------------------------------------------------------------------------------------------------------
 General Dynamics Corp.                                                                   43,900            2,433,706
-----------------------------------------------------------------------------------------------------------------------
 Northrop Grumman Corp.                                                                   13,100              718,862
                                                                                                          -------------
                                                                                                            3,408,305

-----------------------------------------------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--1.1%
 Rockwell International Corp.                                                              9,900              479,531
-----------------------------------------------------------------------------------------------------------------------
 SPX Corp.(1)                                                                             31,400            2,661,150
                                                                                                          -------------
                                                                                                            3,140,681

-----------------------------------------------------------------------------------------------------------------------
 INDUSTRIAL SERVICES--0.3%
 Valassis Communications, Inc.(1)                                                         17,400              748,200

-----------------------------------------------------------------------------------------------------------------------
 MANUFACTURING--4.6%
 Avery-Dennison Corp.                                                                      9,700              606,250
-----------------------------------------------------------------------------------------------------------------------
 Ball Corp.                                                                               14,300              576,469
-----------------------------------------------------------------------------------------------------------------------
 Briggs & Stratton Corp.                                                                  12,600              736,312
-----------------------------------------------------------------------------------------------------------------------
 Cooper Industries, Inc.                                                                  20,100              865,556
-----------------------------------------------------------------------------------------------------------------------
 Dover Corp.                                                                              38,100            1,621,631
-----------------------------------------------------------------------------------------------------------------------
 Eaton Corp.                                                                              11,300              850,325
-----------------------------------------------------------------------------------------------------------------------
 ITT Industries, Inc.                                                                     23,100              789,731
-----------------------------------------------------------------------------------------------------------------------
 Miller (Herman), Inc.                                                                    23,000              498,812
-----------------------------------------------------------------------------------------------------------------------
 Minnesota Mining & Manufacturing Co.                                                     30,200            2,870,887


                   12 OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                         MARKET VALUE
                                                                                          SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
 MANUFACTURING Continued
 Parker-Hannifin Corp.                                                                    17,300          $   792,556
-----------------------------------------------------------------------------------------------------------------------
 Textron, Inc.                                                                            10,800              833,625
-----------------------------------------------------------------------------------------------------------------------
 United Technologies Corp.                                                                38,000            2,299,000
                                                                                                          -------------
                                                                                                           13,341,154

-----------------------------------------------------------------------------------------------------------------------
 COMMUNICATION SERVICES--4.0%
-----------------------------------------------------------------------------------------------------------------------
 TELECOMMUNICATIONS-LONG DISTANCE--2.4%
 ADC Telecommunications, Inc.(1)                                                         15,000              715,312
-----------------------------------------------------------------------------------------------------------------------
 ALLTELL Corp.                                                                            47,500            3,954,375
-----------------------------------------------------------------------------------------------------------------------
 AT&T Corp.                                                                               35,250            1,647,937
-----------------------------------------------------------------------------------------------------------------------
 L-3 Communications Holdings, Inc.(1)                                                     16,100              679,219
                                                                                                          -------------
                                                                                                            6,996,843

-----------------------------------------------------------------------------------------------------------------------
 TELEPHONE UTILITIES--1.6%
 BellSouth Corp.                                                                          40,400            1,818,000
-----------------------------------------------------------------------------------------------------------------------
 SBC Communications, Inc.                                                                 56,456            2,875,727
                                                                                                          -------------
                                                                                                            4,693,727

-----------------------------------------------------------------------------------------------------------------------
 CONSUMER CYCLICALS--7.2%
-----------------------------------------------------------------------------------------------------------------------
 AUTOS & HOUSING--2.2%
 Cooper Tire & Rubber Co.                                                                 23,200              390,050
-----------------------------------------------------------------------------------------------------------------------
 Ethan Allen Interiors, Inc.                                                              21,800              775,262
-----------------------------------------------------------------------------------------------------------------------
 Fortune Brands, Inc.                                                                     13,800              489,037
-----------------------------------------------------------------------------------------------------------------------
 Genuine Parts Co.                                                                        58,900            1,535,081
-----------------------------------------------------------------------------------------------------------------------
 Southdown, Inc.                                                                          11,100              536,269
-----------------------------------------------------------------------------------------------------------------------
 Stanley Works (The)                                                                      21,600              599,400
-----------------------------------------------------------------------------------------------------------------------
 USG Corp.                                                                                19,500              966,469
-----------------------------------------------------------------------------------------------------------------------
 Vulcan Materials Co.                                                                     18,100              747,756
-----------------------------------------------------------------------------------------------------------------------
 York International Corp.                                                                 15,400              362,862
                                                                                                          -------------
                                                                                                            6,402,186

-----------------------------------------------------------------------------------------------------------------------
 CONSUMER SERVICES--0.3%
 Harte-Hanks, Inc.                                                                        15,500              307,094
-----------------------------------------------------------------------------------------------------------------------
 Hertz Corp., Cl. A                                                                       10,500              455,437
                                                                                                          -------------
                                                                                                              762,531

-----------------------------------------------------------------------------------------------------------------------
 LEISURE & ENTERTAINMENT--0.6%
 Hasbro, Inc.                                                                             22,600              466,125
-----------------------------------------------------------------------------------------------------------------------
 MGM Grand, Inc.(1)                                                                       12,100              617,100
-----------------------------------------------------------------------------------------------------------------------
 Mirage Resorts, Inc.(1)                                                                  44,000              640,750
                                                                                                          -------------
                                                                                                            1,723,975

                   13 OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                         MARKET VALUE
                                                                                          SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
 MEDIA--1.5%
 Central Newspapers, Inc., Cl. A                                                          12,900          $   553,894
-----------------------------------------------------------------------------------------------------------------------
 Deluxe Corp.                                                                             15,700              443,525
-----------------------------------------------------------------------------------------------------------------------
 Gannett Co., Inc.                                                                        28,700            2,213,487
-----------------------------------------------------------------------------------------------------------------------
 Knight-Ridder, Inc.                                                                      17,500            1,111,250
                                                                                                          -------------
                                                                                                            4,322,156

-----------------------------------------------------------------------------------------------------------------------
 RETAIL: GENERAL--0.8%
 Federated Department Stores, Inc.(1)                                                     22,500              960,469
-----------------------------------------------------------------------------------------------------------------------
 May Department Stores Co.                                                                18,700              648,656
-----------------------------------------------------------------------------------------------------------------------
 Nordstrom, Inc.                                                                          22,600              563,587
                                                                                                          -------------
                                                                                                            2,172,712

-----------------------------------------------------------------------------------------------------------------------
 RETAIL: SPECIALTY--0.8%
 Ross Stores, Inc.                                                                        44,000              907,500
-----------------------------------------------------------------------------------------------------------------------
 Sherwin-Williams Co.                                                                     23,600              528,050
-----------------------------------------------------------------------------------------------------------------------
 TJX Cos., Inc.                                                                           35,000              949,375
                                                                                                          -------------
                                                                                                            2,384,925

-----------------------------------------------------------------------------------------------------------------------
 TEXTILE/APPAREL & HOME FURNISHINGS--1.0%
 Jones Apparel Group, Inc.(1)                                                             43,400            1,372,525
-----------------------------------------------------------------------------------------------------------------------
 Liz Claiborne, Inc.                                                                      13,900              556,000
-----------------------------------------------------------------------------------------------------------------------
 Shaw Industries, Inc.                                                                    35,300              544,944
-----------------------------------------------------------------------------------------------------------------------
 WestPoint Stevens, Inc.                                                                  21,600              409,050
                                                                                                          -------------
                                                                                                            2,882,519

-----------------------------------------------------------------------------------------------------------------------
 CONSUMER STAPLES--5.0%
-----------------------------------------------------------------------------------------------------------------------
 BEVERAGES--0.8%
 Adolph Coors Co., Cl. B                                                                   5,600              310,800
-----------------------------------------------------------------------------------------------------------------------
 Anheuser-Busch Cos., Inc.                                                                27,300            1,960,481
                                                                                                          -------------
                                                                                                            2,271,281

-----------------------------------------------------------------------------------------------------------------------
 ENTERTAINMENT--0.4%
 Brinker International, Inc.(1)                                                           17,700              412,631
-----------------------------------------------------------------------------------------------------------------------
 Darden Restaurants, Inc.                                                                 18,400              350,750
-----------------------------------------------------------------------------------------------------------------------
 Wendy's International, Inc.                                                              18,300              436,912
                                                                                                          -------------
                                                                                                            1,200,293

                   14 OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                         MARKET VALUE
                                                                                          SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
 FOOD--1.8%
 Flowers Industries, Inc.                                                                 22,200          $   374,625
-----------------------------------------------------------------------------------------------------------------------
 Heinz (H.J.) Co.                                                                         22,300            1,064,825
-----------------------------------------------------------------------------------------------------------------------
 Hormel Foods Corp.                                                                       18,100              780,562
-----------------------------------------------------------------------------------------------------------------------
 IBP, Inc.                                                                                58,400            1,397,951
-----------------------------------------------------------------------------------------------------------------------
 Keebler Foods Co.(1)                                                                     18,800              600,425
-----------------------------------------------------------------------------------------------------------------------
 Sara Lee Corp.                                                                           33,500              906,594
                                                                                                          -------------
                                                                                                            5,124,982

-----------------------------------------------------------------------------------------------------------------------
 FOOD & DRUG RETAILERS--0.3%
 Albertson's, Inc.                                                                        18,200              660,888
-----------------------------------------------------------------------------------------------------------------------
 SUPERVALU, Inc.                                                                          10,800              226,800
                                                                                                          -------------
                                                                                                              887,688

-----------------------------------------------------------------------------------------------------------------------
 HOUSEHOLD GOODS--1.4%
 Kimberly-Clark Corp.                                                                     37,400            2,360,875
-----------------------------------------------------------------------------------------------------------------------
 Premark International, Inc.                                                              30,500            1,669,875
                                                                                                          -------------
                                                                                                            4,030,750

-----------------------------------------------------------------------------------------------------------------------
 TOBACCO--0.3%
 UST, Inc.                                                                                35,200              974,600
-----------------------------------------------------------------------------------------------------------------------
 ENERGY--4.4%
-----------------------------------------------------------------------------------------------------------------------
 ENERGY SERVICES--0.5%
 Anadarko Petroleum Corp.                                                                 12,000              369,750
-----------------------------------------------------------------------------------------------------------------------
 ENSCO International, Inc.                                                                29,300              567,688
-----------------------------------------------------------------------------------------------------------------------
 Global Marine, Inc.(1)                                                                   36,700              557,381
                                                                                                          -------------
                                                                                                            1,494,819

-----------------------------------------------------------------------------------------------------------------------
 OIL: DOMESTIC--2.4%
 Apache Corp.                                                                             15,200              592,800
-----------------------------------------------------------------------------------------------------------------------
 Burlington Resources, Inc.                                                               12,100              421,988
-----------------------------------------------------------------------------------------------------------------------
 Conoco, Inc., Cl. A                                                                      29,200              801,175
-----------------------------------------------------------------------------------------------------------------------
 Exxon Corp.                                                                              26,700            1,977,469
-----------------------------------------------------------------------------------------------------------------------
 Mobil Corp.                                                                              16,800            1,621,200
-----------------------------------------------------------------------------------------------------------------------
 Murphy Oil Corp.                                                                          9,900              555,019
-----------------------------------------------------------------------------------------------------------------------
 Texaco, Inc.                                                                             15,000              920,625
                                                                                                          -------------
                                                                                                            6,890,276

                   15 OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                         MARKET VALUE
                                                                                          SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
 OIL: INTERNATIONAL--1.5%
 BP Amoco plc, ADR                                                                        29,600          $ 1,709,400
-----------------------------------------------------------------------------------------------------------------------
 Royal Dutch Petroleum Co., NY Shares                                                     30,600            1,834,088
-----------------------------------------------------------------------------------------------------------------------
 Total Fina SA, Sponsored ADR                                                             13,300              886,944
                                                                                                          -------------
                                                                                                            4,430,432

-----------------------------------------------------------------------------------------------------------------------
 FINANCIAL--13.6%
-----------------------------------------------------------------------------------------------------------------------
 BANKS--2.8%
 Bank United Corp., Cl. A                                                                  5,900              230,100
-----------------------------------------------------------------------------------------------------------------------
 Chase Manhattan Corp.                                                                    10,600              926,175
-----------------------------------------------------------------------------------------------------------------------
 J.P. Morgan & Co., Inc.                                                                   6,200              811,425
-----------------------------------------------------------------------------------------------------------------------
 National City Corp.                                                                      28,400              837,800
-----------------------------------------------------------------------------------------------------------------------
 Old Kent Financial Corp.                                                                 18,845              767,934
-----------------------------------------------------------------------------------------------------------------------
 Roslyn Bancorp, Inc.                                                                     11,800              228,625
-----------------------------------------------------------------------------------------------------------------------
 UnionBanCal Corp.                                                                        26,100            1,133,719
-----------------------------------------------------------------------------------------------------------------------
 Wachovia Corp.                                                                           19,100            1,647,375
-----------------------------------------------------------------------------------------------------------------------
 Wells Fargo Co.                                                                          31,300            1,498,488
                                                                                                          -------------
                                                                                                            8,081,641

-----------------------------------------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--3.4%
 AMBAC Financial Group, Inc.                                                              16,200              967,950
-----------------------------------------------------------------------------------------------------------------------
 Citigroup, Inc.                                                                          76,900            4,162,213
-----------------------------------------------------------------------------------------------------------------------
 Goldman Sachs Group, Inc. (The)                                                          14,000              994,000
-----------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Dean Witter & Co.                                                         18,500            2,040,781
-----------------------------------------------------------------------------------------------------------------------
 Nationwide Financial Services, Inc., Cl. A                                               21,300              806,738
-----------------------------------------------------------------------------------------------------------------------
 PMI Group, Inc. (The)                                                                     7,000              363,125
-----------------------------------------------------------------------------------------------------------------------
 Radian Group, Inc.                                                                        7,000              369,688
                                                                                                          -------------
                                                                                                            9,704,495

-----------------------------------------------------------------------------------------------------------------------
 INSURANCE--7.3%
 ACE Ltd.                                                                                 38,300              744,456
-----------------------------------------------------------------------------------------------------------------------
 Allstate Corp.                                                                           31,700              911,375
-----------------------------------------------------------------------------------------------------------------------
 American General Corp.                                                                   14,000            1,038,625
-----------------------------------------------------------------------------------------------------------------------
 American International Group, Inc.                                                       18,375            1,891,477
-----------------------------------------------------------------------------------------------------------------------
 AXA Financial, Inc.                                                                      64,500            2,068,031
-----------------------------------------------------------------------------------------------------------------------
 Chubb Corp.                                                                              24,600            1,349,925
-----------------------------------------------------------------------------------------------------------------------
 Cigna Corp.                                                                              20,900            1,562,275
-----------------------------------------------------------------------------------------------------------------------
 Conseco, Inc.                                                                            41,200            1,001,675
-----------------------------------------------------------------------------------------------------------------------
 Hartford Life, Inc., Cl. A                                                               21,600            1,128,600
-----------------------------------------------------------------------------------------------------------------------
 Jefferson-Pilot Corp.                                                                    34,900            2,619,681

                   16 OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                         MARKET VALUE
                                                                                          SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
 INSURANCE Continued
 Lincoln National Corp.                                                                   46,200          $ 2,130,975
-----------------------------------------------------------------------------------------------------------------------
 Manulife Financial Corp.(1)                                                             37,600              453,550
-----------------------------------------------------------------------------------------------------------------------
 Marsh & McLennan Cos., Inc.                                                              17,800            1,407,313
-----------------------------------------------------------------------------------------------------------------------
 Safeco Corp.                                                                             10,100              277,750
-----------------------------------------------------------------------------------------------------------------------
 St. Paul Cos., Inc.                                                                      26,800              857,600
-----------------------------------------------------------------------------------------------------------------------
 Torchmark Corp.                                                                          13,200              411,675
-----------------------------------------------------------------------------------------------------------------------
 Travelers Property Casualty Corp., Cl. A                                                 28,200            1,015,200
                                                                                                          -------------
                                                                                                           20,870,183

-----------------------------------------------------------------------------------------------------------------------
 SAVINGS & LOANS--0.1%
 Greenpoint Financial Corp.                                                                9,000              256,500
-----------------------------------------------------------------------------------------------------------------------
 TECHNOLOGY--5.9%
-----------------------------------------------------------------------------------------------------------------------
 COMPUTER HARDWARE--3.3%
 Apple Computer, Inc.(1)                                                                  24,500           1,963,063S
-----------------------------------------------------------------------------------------------------------------------
 Hewlett-Packard Co.                                                                      14,000            1,036,875
-----------------------------------------------------------------------------------------------------------------------
 International Business Machines Corp.                                                    38,400            3,777,600
-----------------------------------------------------------------------------------------------------------------------
 Lexmark International Group, Inc., Cl. A(1)                                              34,100            2,661,931
                                                                                                          -------------
                                                                                                            9,439,469

-----------------------------------------------------------------------------------------------------------------------
 COMPUTER SERVICES--0.6%
 First Data Corp.                                                                         35,800            1,635,613
-----------------------------------------------------------------------------------------------------------------------
 COMPUTER SOFTWARE--0.5%
 BISYS Group, Inc. (The)(1)                                                             13,400              683,400
-----------------------------------------------------------------------------------------------------------------------
 Synopsys, Inc.(1)                                                                        12,200              760,213
                                                                                                          -------------
                                                                                                            1,443,613

-----------------------------------------------------------------------------------------------------------------------
 ELECTRONICS--1.5%
 Cypress Semiconductor Corp.(1)                                                           27,800              710,638
-----------------------------------------------------------------------------------------------------------------------
 Dallas Semiconductor Corp.                                                                8,000              471,000
-----------------------------------------------------------------------------------------------------------------------
 Intel Corp.                                                                              13,100            1,014,431
-----------------------------------------------------------------------------------------------------------------------
 National Semiconductor Corp.(1)                                                          18,800              562,825
-----------------------------------------------------------------------------------------------------------------------
 Teradyne, Inc.(1)                                                                        37,600            1,447,600
                                                                                                          -------------
                                                                                                            4,206,494

-----------------------------------------------------------------------------------------------------------------------
 TRANSPORTATION--0.8%
-----------------------------------------------------------------------------------------------------------------------
 AIR TRANSPORTATION--0.5%
 Delta Air Lines, Inc.                                                                    24,000            1,306,500
-----------------------------------------------------------------------------------------------------------------------
 RAILROADS & TRUCKERS--0.3%
 Union Pacific Corp.                                                                      16,900              942,175


                   17 OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                         MARKET VALUE
                                                                                          SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
 UTILITIES--3.8%
-----------------------------------------------------------------------------------------------------------------------
 ELECTRIC UTILITIES--3.4%
 Carolina Power & Light Co.                                                               13,600          $   469,200
-----------------------------------------------------------------------------------------------------------------------
 Conectiv, Inc.                                                                           23,300              454,350
-----------------------------------------------------------------------------------------------------------------------
 Duke Energy Corp.                                                                        33,500            1,892,750
-----------------------------------------------------------------------------------------------------------------------
 Entergy Corp.                                                                             7,600              227,525
-----------------------------------------------------------------------------------------------------------------------
 FPL Group, Inc.                                                                          18,700              940,844
-----------------------------------------------------------------------------------------------------------------------
 Montana Power Co.                                                                        42,900            1,219,969
-----------------------------------------------------------------------------------------------------------------------
 Peco Energy Co.                                                                          14,200              542,263
-----------------------------------------------------------------------------------------------------------------------
 Potomac Electric Power Co.                                                               18,900              518,569
-----------------------------------------------------------------------------------------------------------------------
 Public Service Enterprise Group, Inc.                                                    20,000              791,250
-----------------------------------------------------------------------------------------------------------------------
 Reliant Energy, Inc.                                                                     48,400            1,318,900
-----------------------------------------------------------------------------------------------------------------------
 Texas Utilities Co.                                                                      17,100              662,625
-----------------------------------------------------------------------------------------------------------------------
 Unicom Corp.                                                                             22,400              858,200
                                                                                                          -------------
                                                                                                            9,896,445

-----------------------------------------------------------------------------------------------------------------------
 GAS UTILITIES--0.4%
 El Paso Energy Corp.                                                                     24,600            1,008,600
-----------------------------------------------------------------------------------------------------------------------
 NICOR, Inc.                                                                               7,600              294,500
                                                                                                          -------------
                                                                                                            1,303,100
                                                                                                          -------------
 Total Common Stocks (Cost $157,899,001)                                                                  155,602,870

-----------------------------------------------------------------------------------------------------------------------
 OTHER SECURITIES--0.3%

 Ingersoll-Rand International Finance Corp. I, 6.22% Preferred Redeemable
 Increased Dividend Equity Securities, 5/16/01(1)(Cost $750,000)                          30,000              748,125

                                                                                           UNITS
-----------------------------------------------------------------------------------------------------------------------
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%

 Concentric Network Corp. Wts., Exp. 12/15/07(2)                                            100                25,012
-----------------------------------------------------------------------------------------------------------------------
 Dairy Mart Convenience Stores, Inc. Wts., Exp. 12/12/01(2)                                 666                   233
-----------------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc. Wts., Exp. 6/1/00                                          100                 8,715
-----------------------------------------------------------------------------------------------------------------------
 Microcell Telecommunications, Inc. Wts., Exp. 6/1/06(2)                                    500                21,375
-----------------------------------------------------------------------------------------------------------------------
 Nextel International Ltd. Wts., Exp. 4/15/07(2)                                            100                   413
-----------------------------------------------------------------------------------------------------------------------
 Price Communications Corp. Wts., Exp. 8/1/07(2)                                            516                79,980
-----------------------------------------------------------------------------------------------------------------------
 Signature Brands, Inc. Wts.(2)                                                             100                 2,013
                                                                                                          -------------
 Total Rights, Warrants and Certificates (Cost $8,004)                                                        137,741


                   18 OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                FACE     MARKET VALUE
                                                                                              AMOUNT       SEE NOTE 1
=======================================================================================================================
 ASSET-BACKED SECURITIES--0.8%

 Dayton Hudson Credit Card Master Trust, Asset-Backed Certificates,
 Series 1997-1, Cl. A, 6.25%, 8/25/05                                                     $  125,000      $   122,969
-----------------------------------------------------------------------------------------------------------------------
 IROQUOIS Trust, Asset-Backed Amortizing Nts., Series 1997-2, Cl. A,
 6.752%, 6/25/07(2)                                                                          920,591          909,299
-----------------------------------------------------------------------------------------------------------------------
 Olympic Automobile Receivables Trust, Automobile Receivables-Backed Nts.,
 Series 1997-A, Cl. A-5, 6.80%, 2/15/05                                                    1,150,000        1,142,094
                                                                                                          -------------
 Total Asset-Backed Securities (Cost $2,194,029)                                                            2,174,362

=======================================================================================================================
 MORTGAGE-BACKED OBLIGATIONS--4.0%

-----------------------------------------------------------------------------------------------------------------------
 Chase Commercial Mortgage Securities Corp., Commercial Mtg. Obligations,
 Series 1996-1, Cl. A2, 7.60%, 3/18/06                                                     1,500,000        1,525,195
-----------------------------------------------------------------------------------------------------------------------
 Countrywide Funding Corp., Mtg. Pass-Through Certificates, Series 1994-10,
 Cl. A3, 6%, 5/25/09                                                                         250,000          245,390
-----------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
 Gtd. Multiclass Mtg. Participation Certificates, Series 1711, Cl. EA, 7%,
 3/15/24                                                                                     200,000          196,186
-----------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg. Participation
 Certificates:
 6%, 3/1/09                                                                                  642,304          626,247
 Series 1843, Cl. VB, 7%, 4/15/03                                                             65,000           65,508
 Series 1849, Cl. VA, 6%, 12/15/10                                                           643,403          639,383
-----------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed
 Security:
 Series 1542, Cl. QC, 9.411%, 10/15/20(3)                                                    400,000           42,124
 Series 1583, Cl. IC, 11.65%-12.752%, 1/15/20(3)                                           1,739,930          151,148
 Series 1661, Cl. PK, 25.774%, 11/15/06(3)                                                   261,995            9,825
-----------------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 6%, 12/1/03                                                                                 474,525          468,494
 6.50%, 3/1/26-4/1/26                                                                        633,275          610,415
 7%, 4/1/00                                                                                   11,155           11,163
 7.50%, 1/1/08-6/1/08                                                                        466,950          473,221
 Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation
 Certificates, Trust 1992-15, Cl. KZ, 7%, 2/25/22                                            853,815          808,990
 Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment Conduit
 Pass-Through Certificates, Trust 1993-190, Cl. Z, 5.85%, 7/25/08                            219,938          218,907
 Interest-Only Stripped Mtg.-Backed Security, Trust 1993-223, Cl. PM,
 9.526%, 10/25/23(3)                                                                       1,215,494          157,625
-----------------------------------------------------------------------------------------------------------------------
 GE Capital Mortgage Services, Inc., Collateralized Mtg. Obligations,
 Series 1998-12, Cl. A3, 6.50%, 4/25/29                                                      500,000          455,469


                   19 OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                             FACE        MARKET VALUE
                                                                                          AMOUNTS          SEE NOTE 1
=======================================================================================================================
 MORTGAGE-BACKED OBLIGATIONS Continued

 GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg. Investment
 Conduit Pass-Through Certificates, Series 1994-7, Cl. A18, 6%, 2/25/09                   $1,143,592      $  1,035,306
-----------------------------------------------------------------------------------------------------------------------
 Government National Mortgage Assn.:
 7%, 4/15/09-2/15/24                                                                         981,372          975,492
 7.50%, 3/15/09                                                                              419,635          426,912
 8%, 5/15/17                                                                                 305,464          314,601
-----------------------------------------------------------------------------------------------------------------------
 IMC Home Equity Trust, Asset-Backed Home Equity Securities,
 Series 1998-3, Cl. A5, 6.36%, 8/20/22(4)                                                    700,000          687,312
-----------------------------------------------------------------------------------------------------------------------
 Northwest Asset Securities Corp., Gtd. Multiclass Mtg. Participation
 Certificates:
 Series 1999-16, Cl. A3, 6%, 6/25/29                                                         500,000          479,375
 Series 1999-18, Cl. A2, 6%, 7/25/29                                                       1,000,000          943,750
                                                                                                          -----------
 Total Mortgage-Backed Obligations (Cost $11,684,578)                                                      11,568,038

=======================================================================================================================
 U.S. GOVERNMENT OBLIGATIONS--8.1%

 U.S. Treasury Bonds:
 6%, 2/15/26                                                                               6,800,000        6,453,628
 7.50%, 11/15/16(5)                                                                        2,000,000        2,207,500
 8.75%, 5/15/17(5)                                                                         8,250,000       10,173,281
 STRIPS, 5.88%, 11/15/18(6)                                                                6,000,000        1,736,472
-----------------------------------------------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 5.625%, 5/15/08                                                                           2,500,000        2,412,500
 6.125%, 8/15/07                                                                             250,000          249,141
                                                                                                          -----------
 Total U.S. Government Obligations (Cost $22,863,832)                                                      23,232,522

=======================================================================================================================
 FOREIGN GOVERNMENT OBLIGATIONS--0.1%

 United Mexican States Bonds, 6.97%, 8/12/00 (Cost $248,358)                                 250,000          250,485

=======================================================================================================================
 NON-CONVERTIBLE CORPORATE BONDS AND NOTES--18.2%

 BASIC MATERIALS--0.7%
-----------------------------------------------------------------------------------------------------------------------
 CHEMICALS--0.4%
 PPG Industries, Inc., 9% Debs., 5/1/21                                                      315,000          361,786
-----------------------------------------------------------------------------------------------------------------------
 Rohm & Haas Co., 7.85% Debs., 7/15/29(7)                                                    650,000          666,229
                                                                                                          -----------
                                                                                                            1,028,015
-----------------------------------------------------------------------------------------------------------------------
 METALS--0.0%
 Alcan Aluminum Ltd., 9.625% Debs., 7/15/19(2)                                               105,000          110,397
-----------------------------------------------------------------------------------------------------------------------
 PAPER--0.3%
 Aracruz Celulose SA, 10.375% Debs., 1/31/02(7)                                              750,000          746,250


                   20 OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                            FACE         MARKET VALUE
                                                                                          AMOUNT           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 CAPITAL GOODS--2.5%
-----------------------------------------------------------------------------------------------------------------------
 AEROSPACE/DEFENSE--0.2%
 Raytheon Co., 6.45% Nts., 8/15/02                                                        $  500,000      $   492,060
-----------------------------------------------------------------------------------------------------------------------
 INDUSTRIAL SERVICES--1.8%
 Fred Meyer, Inc., 7.375% Sr. Nts., 3/1/05                                                 1,250,000        1,251,990
-----------------------------------------------------------------------------------------------------------------------
 Norse CBO Ltd., 6.515% Collateralized Bond Obligations, Series 1A,
 Cl. A3, 8/13/10(2)                                                                        1,000,000          935,000
-----------------------------------------------------------------------------------------------------------------------
 Owens-Illinois, Inc., 7.15% Sr. Nts., 5/15/05                                             1,000,000          941,152
-----------------------------------------------------------------------------------------------------------------------
 Sun Co., Inc., 7.95% Debs., 12/15/01                                                      1,175,000        1,196,374
-----------------------------------------------------------------------------------------------------------------------
 USI American Holdings, Inc., 7.25% Sr. Nts., Series B, 12/1/06                              830,000          793,683
                                                                                                          -----------
                                                                                                            5,118,199

-----------------------------------------------------------------------------------------------------------------------
 MANUFACTURING--0.5%
 Federal-Mogul Corp., 7.50% Nts., 7/1/04                                                     500,000          477,303
-----------------------------------------------------------------------------------------------------------------------
 Norsk Hydro AS, 8.75% Bonds, 10/23/01                                                       500,000          516,375
-----------------------------------------------------------------------------------------------------------------------
 U.S. Industries, Inc./USI American Holdings, Inc./USI Global Corp., 7.125%
 Sr. Unsec. Nts., 10/15/03                                                                   500,000          492,237
                                                                                                          -----------
                                                                                                            1,485,915

-----------------------------------------------------------------------------------------------------------------------
 COMMUNICATION SERVICES--0.6%
-----------------------------------------------------------------------------------------------------------------------
 TELECOMMUNICATIONS: LONG DISTANCE--0.4%
 AT&T Capital Corp., 6.25% Medium-Term Nts., Series F, 5/15/01                               725,000          720,326
-----------------------------------------------------------------------------------------------------------------------
 US West Capital Funding, Inc., 6.125% Nts., 7/15/02                                         500,000          490,006
                                                                                                          -----------
                                                                                                            1,210,332

-----------------------------------------------------------------------------------------------------------------------
 TELEPHONE UTILITIES--0.2%
 Liberty Media Group, 8.50% Nts., 7/15/29(7)                                                 500,000          501,823
-----------------------------------------------------------------------------------------------------------------------
 CONSUMER CYCLICALS--1.2%
-----------------------------------------------------------------------------------------------------------------------
 AUTOS & HOUSING--0.7%
 Black & Decker Corp., 6.625% Nts., 11/15/00                                                 810,000          811,602
-----------------------------------------------------------------------------------------------------------------------
 Ford Motor Co., 6.375% Sr. Unsec. Unsub. Nts., 2/1/29                                     1,000,000          864,853
-----------------------------------------------------------------------------------------------------------------------
 Lear Corp., 7.96% Sr. Nts., 5/15/05(7)                                                      500,000          486,507
                                                                                                          -----------
                                                                                                            2,162,962

-----------------------------------------------------------------------------------------------------------------------
 LEISURE & ENTERTAINMENT--0.0%
 Hilton Hotels Corp., 7.375% Nts., 6/1/02                                                     50,000           49,104
-----------------------------------------------------------------------------------------------------------------------
 MEDIA--0.1%
 Reed Elsevier, Inc., 6.625% Nts., 10/15/23(7)                                               400,000          341,516

                   21 OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS    Continued
--------------------------------------------------------------------------------


                                                                               FACE    MARKET VALUE
                                                                             AMOUNT      SEE NOTE 1
----------------------------------------------------------------------------------------------------
 RETAIL: GENERAL--0.4%
 Federated Department Stores, Inc., 6.125% Cv. Sub. Nts., 9/1/01(4)      $  750,000     $  737,779
----------------------------------------------------------------------------------------------------
 Price/Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05                          550,000        553,699
                                                                                        ------------
                                                                                         1,291,478

----------------------------------------------------------------------------------------------------
 CONSUMER STAPLES--3.6%
----------------------------------------------------------------------------------------------------
 BROADCASTING--0.5%
 British Sky Broadcasting Group plc, 8.20% Nts., 7/15/09(7)                 400,000        389,891
----------------------------------------------------------------------------------------------------
 CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18                     1,000,000        911,250
                                                                                        ------------
                                                                                         1,301,141

----------------------------------------------------------------------------------------------------
 ENTERTAINMENT--0.8%
 Tricon Global Restaurants, Inc., 7.45% Sr. Unsec. Nts., 5/15/05          1,000,000        961,591
----------------------------------------------------------------------------------------------------
 Viacom, Inc.:
 6.75% Sr. Unsec. Nts., 1/15/03                                             530,000        524,973
 7.50% Sr. Nts., 1/15/02                                                    750,000        761,791
                                                                                        ------------
                                                                                         2,248,355

----------------------------------------------------------------------------------------------------
 FOOD--1.2%
 CPC International, Inc., 6.15% Unsec. Nts., Series C, 1/15/06              500,000        480,176
----------------------------------------------------------------------------------------------------
 Dole Food Co., 6.75% Nts., 7/15/00                                         650,000        650,539
----------------------------------------------------------------------------------------------------
 Grand Metro Inventory Corp., 7.125% Nts., 9/15/04                        1,250,000      1,265,001
----------------------------------------------------------------------------------------------------
 RACERS-Kellogg-98-1, 5.75% Nts., 2/2/017                                 1,000,000        994,108
                                                                                        ------------
                                                                                         3,389,824

----------------------------------------------------------------------------------------------------
 FOOD & DRUG RETAILERS--0.3%
 Albertson's, Inc., 7.45% Unsec. Debs., 8/1/29                            1,000,000        992,105
----------------------------------------------------------------------------------------------------
 HOUSEHOLD GOODS--0.8%
 Dial Corp. (The), 5.89% Medium-Term Nts., Series A, 10/22/01               750,000        731,795
----------------------------------------------------------------------------------------------------
 Fort James Corp.:
 6.234% Nts., 3/15/01                                                       250,000        249,219
 6.875% Sr. Nts., 9/15/07                                                 1,000,000        965,299
----------------------------------------------------------------------------------------------------
 Kimberly-Clark Corp., 7.875% Debs., 2/1/23                                 355,000        354,032
                                                                                        ------------
                                                                                         2,300,345



                 22    OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                               FACE    MARKET VALUE
                                                                             AMOUNT      SEE NOTE 1
----------------------------------------------------------------------------------------------------
 ENERGY--2.1%
----------------------------------------------------------------------------------------------------
 ENERGY SERVICES--1.8%
 Coastal Corp., 8.125% Sr. Nts., 9/15/02                                 $  565,000     $  582,310
----------------------------------------------------------------------------------------------------
 Columbia Gas System, Inc., 6.80% Nts., Series C, 11/28/05                  500,000        490,830
----------------------------------------------------------------------------------------------------
 Gulf Canada Resources Ltd., 8.25% Sr. Nts., 3/15/17                        575,000        509,444
----------------------------------------------------------------------------------------------------
 Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                     990,000        967,491
----------------------------------------------------------------------------------------------------
 Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                            825,000        821,869
----------------------------------------------------------------------------------------------------
 Petroliam Nasional Berhad, 6.875% Nts., 7/1/03(7)                          500,000        479,332
----------------------------------------------------------------------------------------------------
 TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21                           500,000        595,215
----------------------------------------------------------------------------------------------------
 Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs., 2/1/06        750,000        705,497
                                                                                        ------------
                                                                                         5,151,988

----------------------------------------------------------------------------------------------------
 OIL: DOMESTIC--0.3%
 Norcen Energy Resources Ltd., 6.80% Debs., 7/2/02                        1,000,000       978,830

----------------------------------------------------------------------------------------------------
 FINANCIAL--4.3%
----------------------------------------------------------------------------------------------------
 BANKS--0.9%
 Chase Manhattan Corp., 10.125% Sub. Nts., 11/1/00                          250,000        258,906
----------------------------------------------------------------------------------------------------
 Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                   360,000        377,653
----------------------------------------------------------------------------------------------------
 Greenpoint Bank (Brooklyn, New York), 6.70% Sr. Medium-Term
 Bank Nts., 7/15/02                                                       1,000,000        984,799
----------------------------------------------------------------------------------------------------
 Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                          110,000        110,136
----------------------------------------------------------------------------------------------------
 People's Bank of Bridgeport (Connecticut), 7.20% Sub. Nts., 12/1/06      1,000,000        950,438
                                                                                        ------------
                                                                                         2,681,932

----------------------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--1.6%
 American General Institutional Capital B, 8.125% Bonds,
     Series B, 3/15/46(7)                                                   575,000        582,170
----------------------------------------------------------------------------------------------------
 Capital One Financial Corp., 7.25% Nts., 12/1/03                         1,000,000        979,835
----------------------------------------------------------------------------------------------------
 Conseco Financing Trust III, 8.796% Bonds, 4/1/27                          850,000        752,371
----------------------------------------------------------------------------------------------------
 Finova Capital Corp., 7.625% Sr. Nts., 9/21/09                             750,000        753,363
----------------------------------------------------------------------------------------------------
 General Motors Acceptance Corp., 5.625% Nts., 2/15/01                      162,000        160,293
----------------------------------------------------------------------------------------------------
 GS Escrow Corp., 6.75% Sr. Unsec. Nts., 8/1/01                           1,000,000        974,567
----------------------------------------------------------------------------------------------------
 PHH Corp., 6.50% Nts., 2/1/00                                              350,000        350,641
                                                                                        ------------
                                                                                         4,553,240

----------------------------------------------------------------------------------------------------
 INSURANCE--1.1%
 Conseco, Inc., 6.40% Nts., 6/15/01                                         500,000        483,415
----------------------------------------------------------------------------------------------------
 Equitable Life Assurance Society (U.S.A.), 6.95% Surplus Nts.,
     12/1/05(7)                                                             500,000        491,637
----------------------------------------------------------------------------------------------------
 GenAmerica Capital I, 8.525% Nts., 6/30/27(2)                              750,000        632,684
----------------------------------------------------------------------------------------------------
 Life Re Capital Trust I, 8.72% Nts., 6/15/27(7)                            500,000        507,222
----------------------------------------------------------------------------------------------------
 Travelers Property Casualty Corp., 6.75% Sr. Unsec. Nts., 11/15/06       1,000,000        969,218
                                                                                        ------------
                                                                                         3,084,176



                 23    OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS   Continued
--------------------------------------------------------------------------------


                                                                               FACE    MARKET VALUE
                                                                             AMOUNT      SEE NOTE 1
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
 REAL ESTATE INVESTMENT TRUSTS--0.7%
 Chelsea GCA Realty Partner, Inc., 7.75% Unsec. Nts., 1/26/01            $1,050,000    $ 1,056,030
----------------------------------------------------------------------------------------------------
 First Industrial LP, 7.15% Bonds, 5/15/27                                  560,000        551,653
----------------------------------------------------------------------------------------------------
 Simon DeBartolo Group LP, 6.625% Unsec. Nts., 6/15/03                      500,000        480,955
                                                                                       -------------
                                                                                         2,088,638

----------------------------------------------------------------------------------------------------
 HEALTHCARE--0.3%
----------------------------------------------------------------------------------------------------
 HEALTHCARE/SUPPLIES & SERVICES--0.3%
 Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01                        120,000        116,730
----------------------------------------------------------------------------------------------------
 Tenet Healthcare Corp.:
 8% Sr. Nts., 1/15/05                                                       325,000        307,938
 8.625% Sr. Unsec. Nts., 12/1/03                                            500,000        491,641
                                                                                       -------------
                                                                                           916,309

----------------------------------------------------------------------------------------------------
 TRANSPORTATION--0.8%
----------------------------------------------------------------------------------------------------
 AIR TRANSPORTATION--0.3%
 Northwest Airlines Corp., 8.375% Unsec. Nts., 3/15/04                      750,000        730,790
----------------------------------------------------------------------------------------------------
 RAILROADS & TRUCKERS--0.5%
 CSX Corp., 7.05% Debs., 5/1/02                                             145,000        145,798
----------------------------------------------------------------------------------------------------
 Norfolk Southern Corp., 7.35% Nts., 5/15/07                                125,000        124,108
----------------------------------------------------------------------------------------------------
 Union Pacific Corp.:
 7% Nts., 6/15/00                                                           605,000        607,871
 7.60% Nts., 5/1/05                                                         500,000        507,943
                                                                                       -------------
                                                                                         1,385,720

----------------------------------------------------------------------------------------------------
 UTILITIES--2.1%
----------------------------------------------------------------------------------------------------
 ELECTRIC UTILITIES--1.0%
 Cleveland Electric Illumination, Inc., 6.86% First Mtg. Nts.,
     10/1/08                                                              1,500,000      1,411,833
----------------------------------------------------------------------------------------------------
 El Paso Electric Co., 8.25% First Mtg. Bonds, Series C, 2/1/03             500,000        512,896
----------------------------------------------------------------------------------------------------
 Hawaiian Electric Industries, Inc., 6.31% Medium-Term Nts.,
     Series B, 2/19/02                                                    1,000,000        980,894
                                                                                       -------------
                                                                                         2,905,623

----------------------------------------------------------------------------------------------------
 GAS UTILITIES--1.1%
 Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                  680,000        676,483
----------------------------------------------------------------------------------------------------
 Southern California Gas Co., 6.38% Medium-Term Nts., 10/29/01              500,000        496,824
----------------------------------------------------------------------------------------------------
 Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                            825,000        810,228
----------------------------------------------------------------------------------------------------
 Williams Cos., Inc. (The), 6.20% Nts., 8/1/02                            1,250,000      1,226,760
                                                                                       -------------
                                                                                         3,210,295
                                                                                       -------------
 Total Non-Convertible Corporate Bonds and Notes (Cost $54,233,858)                     52,457,362




                 24    OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                               FACE    MARKET VALUE
                                                                             AMOUNT      SEE NOTE 1
====================================================================================================
 CONVERTIBLE CORPORATE BONDS AND NOTES--0.0%
----------------------------------------------------------------------------------------------------
 Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts., 2/15/01(8)
 (Cost $92,540)                                                         $   100,000   $        625

====================================================================================================
 SHORT-TERM NOTES--13.1%(9)
----------------------------------------------------------------------------------------------------
 Federal Home Loan Bank, 5.16%, 11/1/99                                  14,500,000     14,500,000
----------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.:
 5.14%, 11/4/99                                                           7,700,000      7,696,676
 5.20%, 12/10/99                                                          5,000,000      4,971,833
 5.23%, 11/8/99                                                           5,395,000      5,389,514
----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., 5.22%, 11/3/99                          5,000,000      4,998,550
                                                                                      --------------
 Total Short-Term Notes (Cost $37,556,573)                                              37,556,573

====================================================================================================
 REPURCHASE AGREEMENTS--4.3%
----------------------------------------------------------------------------------------------------
 Repurchase agreement with Zion First National Bank, 5.20%,
 dated 10/29/99, to be repurchased at $12,405,373 on 11/1/99, collateralized by U.S. Treasury Nts., 5.50%-7.875%,
 12/31/99-11/15/04, with a value of $12,546,079 and U.S.
 Treasury Bonds, 5.625%, 9/30/01, with a value of $109,610
 (Cost $12,400,000)                                                      12,400,000     12,400,000
----------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $299,930,773)                              103.0%   296,128,703
----------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                                         (3.0)    (8,728,838)
                                                                        ----------------------------
 NET ASSETS                                                                   100.0%  $287,399,865
                                                                        ============================


FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.

2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

4. Represents the current interest rate for a variable rate security.

5. Securities with an aggregate market value of $12,380,781 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $6,186,685 or 2.15% of the Fund's net assets as of October 31, 1999.

8. Issuer is in default.

9. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

                 25    OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES    October 31, 1999
--------------------------------------------------------------------------------


================================================================================================================
 ASSETS
----------------------------------------------------------------------------------------------------------------
 Investments, at value (cost $299,930,773)--see accompanying statement                           $ 296,128,703
----------------------------------------------------------------------------------------------------------------
 Cash                                                                                                  682,120
----------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest, dividends and principal paydowns                                                          1,841,161
 Investments sold                                                                                    1,066,292
 Daily variation on futures contracts                                                                  554,400
 Shares of capital stock sold                                                                           53,917
 Other                                                                                                   3,402
                                                                                                 ---------------
 Total assets                                                                                      300,329,995
================================================================================================================
 LIABILITIES
----------------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                                              12,046,692
 Shares of capital stock redeemed                                                                      564,526
 Directors' compensation                                                                                93,162
 Distribution and service plan fees                                                                     62,763
 Transfer and shareholder servicing agent fees                                                          36,928
 Other                                                                                                 126,059
                                                                                                 ---------------
 Total liabilities                                                                                  12,930,130

================================================================================================================
 NET ASSETS                                                                                       $287,399,865
                                                                                                  ==============
================================================================================================================
 COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------------
 Par value of shares of capital stock                                                            $      19,109
----------------------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                                        263,940,677
----------------------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                                   779,391
----------------------------------------------------------------------------------------------------------------
 Accumulated net realized gain on investments and
 foreign currency transactions                                                                      25,841,491
----------------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of
 assets and liabilities denominated in foreign currencies                                           (3,180,803)
                                                                                                 ---------------
 Net assets                                                                                       $287,399,865
                                                                                                 ===============



                 26    OPPENHEIMER DISCIPLINED ALLOCATION FUND

================================================================================================================
 NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets
 of $258,159,251 and 17,176,755 shares of capital stock outstanding)                                    $15.03
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                                            $15.95
----------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $23,521,762
 and 1,547,260 shares of capital stock outstanding)                                                     $15.20
----------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,718,852
 and 384,445 shares of capital stock outstanding)                                                       $14.88


 See accompanying Notes to Financial Statements.



                 27    OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 1999
--------------------------------------------------------------------------------


================================================================================================================
 INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------
 Interest                                                                                         $  9,464,177
----------------------------------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $2,439)                                              2,722,741
                                                                                                  --------------
 Total income                                                                                       12,186,918

================================================================================================================
 EXPENSES
----------------------------------------------------------------------------------------------------------------
 Management fees                                                                                     1,994,511
----------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                               732,222
 Class B                                                                                               246,431
 Class C                                                                                                58,740
----------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                         345,571
----------------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                                   148,022
----------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                            20,104
----------------------------------------------------------------------------------------------------------------
 Accounting service fees                                                                                15,000
----------------------------------------------------------------------------------------------------------------
 Other                                                                                                  56,993
                                                                                                   -------------
 Total expenses                                                                                      3,617,594
 Less expenses paid indirectly                                                                          (9,729)
                                                                                                   -------------
 Net expenses                                                                                        3,607,865

================================================================================================================
 NET INVESTMENT INCOME                                                                               8,579,053

================================================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on:
 Investments                                                                                        23,229,928
 Closing of futures contracts                                                                        6,180,223
 Foreign currency transactions                                                                            (380)
                                                                                                   -------------
 Net realized gain                                                                                  29,409,771

----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on:
 Investments                                                                                       (28,349,571)
 Translation of assets and liabilities denominated in foreign currencies                                  (892)
                                                                                                   -------------
 Net change                                                                                        (28,350,463)
                                                                                                   -------------

 Net realized and unrealized gain                                                                    1,059,308

================================================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $ 9,638,361
                                                                                                   =============


See accompanying Notes to Financial Statements.



                 28    OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


 YEAR ENDED OCTOBER 31,                                                        1999           1998
====================================================================================================
 OPERATIONS
----------------------------------------------------------------------------------------------------
 Net investment income                                                 $  8,579,053   $  8,315,523
----------------------------------------------------------------------------------------------------
 Net realized gain                                                       29,409,771      5,047,223
----------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                  (28,350,463)       234,047
                                                                        ----------------------------
 Net increase in net assets resulting from operations                     9,638,361     13,596,793

====================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                                 (8,122,829)    (7,782,493)
 Class B                                                                   (502,951)      (326,896)
 Class C                                                                   (124,914)       (68,904)
----------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                 (7,782,789)   (26,053,041)
 Class B                                                                   (594,276)    (1,001,059)
 Class C                                                                   (139,060)      (171,534)

====================================================================================================
 CAPITAL STOCK TRANSACTIONS
----------------------------------------------------------------------------------------------------

 Net increase (decrease) in net assets resulting from capital stock transactions:
 Class A                                                                (33,744,712)    75,962,031
 Class B                                                                  2,509,874     13,987,615
 Class C                                                                  1,126,929      3,532,579
====================================================================================================
 NET ASSETS
----------------------------------------------------------------------------------------------------
 Total increase (decrease)                                              (37,736,367)    71,675,091
----------------------------------------------------------------------------------------------------
 Beginning of period                                                    325,136,232    253,461,141
                                                                       -----------------------------
 End of period (including undistributed net investment
 income of $779,391 and $986,365, respectively)                        $287,399,865   $325,136,232
                                                                       -----------------------------


See accompanying Notes to Financial Statements.



                 29    OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                            YEAR                        YEAR
                                                                                           ENDED                       ENDED
                                                                                        OCT. 31,                    DEC. 31,
 CLASS A                                           1999         1998          1997       1996(1)        1995            1994
===============================================================================================================================
 PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $ 15.45      $ 16.81       $ 16.00       $ 15.46       $ 13.44       $ 14.54
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              .44          .45           .51(2)        .46           .60           .55
 Net realized and unrealized gain (loss)           (.01)         .45          2.25(2)        .49          2.59          (.86)
                                                -------------------------------------------------------------------------------
 Total income (loss) from
 investment operations                              .43          .90          2.76           .95          3.19          (.31)
-------------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income              (.44)        (.45)         (.56)         (.36)         (.60)         (.55)
 Distributions from net realized gain              (.41)       (1.81)        (1.39)         (.05)         (.57)         (.24)
                                                -------------------------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                   (.85)       (2.26)        (1.95)         (.41)        (1.17)         (.79)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $15.03       $15.45        $16.81        $16.00        $15.46        $13.44
                                                ===============================================================================

===============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)               2.62%        5.93%        18.82%         6.27%        23.95%        (2.11)%

===============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)      $258,159     $298,558      $243,267      $233,289      $218,099      $177,904
-------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $293,677     $268,715      $238,821      $228,203      $200,172      $187,655
-------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                             2.72%        2.96%         3.17%         3.52%         4.00%         3.80%
 Expenses                                          1.04%        1.04%(5)      1.11%(5)      1.11%(5)      1.17%(5)      0.96%
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                         122%          97%           98%           85%           55%          115%


1. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $323,956,198 and $354,552,584, respectively.

See accompanying Notes to Financial Statements.



                 30    OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                YEAR        PERIOD
                                                                                               ENDED         ENDED
                                                                                            OCT. 31,       DEC. 31,
 CLASS B                                              1999          1998         1997         1996(1)       1995(7)
======================================================================================================================
 PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $ 15.62        $16.99       $16.16        $15.66        $15.48
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .31           .36          .40(2)        .31           .07
 Net realized and unrealized gain (loss)                --           .43         2.27(2)        .54           .70
                                                   -------------------------------------------------------------------
 Total income (loss) from
 investment operations                                 .31           .79         2.67           .85           .77
----------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                 (.32)         (.35)        (.45)         (.30)         (.07)
 Distributions from net realized gain                 (.41)        (1.81)       (1.39)         (.05)         (.52)
                                                   -------------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                      (.73)        (2.16)       (1.84)         (.35)         (.59)

 Net asset value, end of period                     $15.20        $15.62       $16.99        $16.16        $15.66
                                                   ===================================================================

======================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                  1.84%         5.10%       17.96%         5.51%         4.93%

======================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)          $23,522       $21,754       $8,720        $3,919          $650
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $24,648       $14,235       $6,183        $2,324          $375
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                1.97%         2.19%        2.32%         2.86%         0.73%
 Expenses                                             1.80%         1.80%(5)     1.89%(5)      1.85%(5)      1.92%(5)
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                            122%           97%          98%           85%           55%


1. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $323,956,198 and $354,552,584, respectively.

7. For the period from October 2, 1995, (inception of offering) to December 31, 1995.

See accompanying Notes to Financial Statements.




                 31    OPPENHEIMER DISCIPLINED ALLOCATION FUND

 FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------


 CLASS C            YEAR ENDED OCTOBER 31,                          1999         1998          1997          1996(8)
====================================================================================================================
 PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                            $ 15.31      $ 16.70       $ 15.93        $ 15.71
--------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                               .32          .37           .44(2)         .30
 Net realized and unrealized gain (loss)                            (.01)         .40          2.19(2)         .32
                                                                 ---------------------------------------------------
 Total income (loss) from investment operations                      .31          .77          2.63            .62
--------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                               (.33)        (.35)         (.47)          (.35)
 Distributions from net realized gain                               (.41)       (1.81)        (1.39)          (.05)
                                                                 ---------------------------------------------------
 Total dividends and distributions to shareholders                  (.74)       (2.16)        (1.86)          (.40)

 Net asset value, end of period                                   $14.88       $15.31        $16.70         $15.93
                                                                 ===================================================

====================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                                1.84%        5.10%        17.93%          4.08%

====================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------

 Net assets, end of period (in thousands)                         $5,719       $4,824        $1,473           $188
--------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                $5,876       $2,861       $   805          $  57
--------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                              1.97%        2.18%         2.18%          2.90%
 Expenses                                                           1.80%        1.80%(5)      1.92%(5)       1.87%(5)
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                                          122%          97%           98%            85%


1. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $323,956,198 and $354,552,584, respectively.

7. For the period from October 2, 1995 (inception of offering) to December 31, 1995.

8. For the period from May 1, 1996 (inception of offering) to October 31, 1996.

See accompanying Notes to Financial Statements.


                 32    OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Disciplined Allocation Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to maximize total investment return (including both capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                 33    OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES  Continued

FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent Directors. Benefits are based on years of service and fees paid to each Director during the years of service. During the year ended October 31, 1999, a credit of $28,674 was made for the Fund's projected benefit obligations and payments of $2,820 were made to retired Directors, resulting in an accumulated liability of $93,143 as of October 31, 1999.

     The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Directors in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds. Deferral of Directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.


                 34   OPPENHEIMER DISCIPLINED ALLOCATION FUND

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1999, amounts have been reclassified to reflect an increase in additional paid-in capital of $32,040, a decrease in undistributed net investment income of $35,333, and an increase in accumulated net realized gain on investments of $3,293.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and lia-bilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                 35    OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
2. SHARES OF CAPITAL STOCK

The Fund has authorized 450 million of $0.001 par value shares of capital stock. Transactions in shares of capital stock were as follows:

                                              YEAR ENDED OCTOBER 31, 1999             YEAR ENDED OCTOBER 31, 1998
                                               SHARES              AMOUNT              SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                                       1,351,571       $  21,353,382           1,454,634       $  22,895,924
 Dividends and/or
 distributions reinvested                     965,998          15,250,027           2,193,655          33,253,817
 Acquisition--Note 7                               --                  --           4,023,572          64,135,741
 Redeemed                                  (4,463,822)        (70,348,121)         (2,818,335)        (44,323,451)
                                          --------------------------------------------------------------------------
 Net increase (decrease)                   (2,146,253)      $ (33,744,712)          4,853,526       $  75,962,031
                                          ==========================================================================

--------------------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                                         547,606       $   8,732,198             589,123       $   9,351,049
 Dividends and/or
 distributions reinvested                      66,056           1,054,288              84,350           1,293,844
 Acquisition--Note 7                               --                  --             328,973           5,299,757
 Redeemed                                    (458,993)         (7,276,612)           (123,259)         (1,957,035)
                                          --------------------------------------------------------------------------
 Net increase                                 154,669       $   2,509,874             879,187       $  13,987,615
                                          ==========================================================================

--------------------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                         202,792       $   3,181,342             193,669       $   2,998,346
 Dividends and/or
 distributions reinvested                      16,189             252,900              15,173             228,310
 Acquisition--Note 7                               --                  --              70,016           1,105,546
 Redeemed                                    (149,699)         (2,307,313)            (51,932)           (799,623)
                                          --------------------------------------------------------------------------
 Net increase                                  69,282       $   1,126,929             226,926       $   3,532,579
                                          ==========================================================================


================================================================================
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of October 31, 1999, net unrealized depreciation on securities of $3,802,070 was composed of gross appreciation of $10,453,650, and gross depreciation of $14,255,720.


                 36    OPPENHEIMER DISCIPLINED ALLOCATION FUND

===============================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager are in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million and 0.45% of average annual net assets in excess of $400 million. The Fund's management fee for the year ended October 31, 1999 was 0.62% of the average annual net assets for each class of shares.

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                    AGGREGATE         CLASS A        COMMISSIONS        COMMISSIONS        COMMISSIONS
                                    FRONT-END       FRONT-END         ON CLASS A         ON CLASS B         ON CLASS C
                                SALES CHARGES   SALES CHARGES             SHARES             SHARES             SHARES
                                   ON CLASS A     RETAINED BY        ADVANCED BY        ADVANCED BY        ADVANCED BY
 YEAR ENDED                            SHARES     DISTRIBUTOR     DISTRIBUTOR(1)     DISTRIBUTOR(1)     DISTRIBUTOR(1)
-----------------------------------------------------------------------------------------------------------------------
 October 31, 1999                    $400,298         $295,333          $46,607         $250,032          $25,954

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                      CLASS A                           CLASS B                           CLASS C
                          CONTINGENT DEFERRED               CONTINGENT DEFERRED               CONTINGENT DEFERRED
                                SALES CHARGES                     SALES CHARGES                     SALES CHARGES
 YEAR ENDED           RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR
------------------------------------------------------------------------------------------------------------------
 October 31, 1999                      $2,000                           $57,857                            $3,487

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.



                 37    OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES  Continued

CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended October 31, 1999, payments under the Class A Plan totaled $732,222, all of which was paid by the Distributor to recipients. That included $587,717 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

     Distribution fees paid to the Distributor for the year ended October 31, 1999, were as follows:

                                                                                DISTRIBUTOR'S       DISTRIBUTOR'S
                                                                                    AGGREGATE        UNREIMBURSED
                                                                                 UNREIMBURSED       EXPENSES AS %
                                       TOTAL PAYMENTS     AMOUNT RETAINED            EXPENSES       OF NET ASSETS
                                           UNDER PLAN      BY DISTRIBUTOR          UNDER PLAN            OF CLASS
------------------------------------------------------------------------------------------------------------------
 Class B Plan                                $246,431            $206,253            $689,149               2.93%
 Class C Plan                                  58,740              33,227              67,663               1.18


                 38    OPPENHEIMER DISCIPLINED ALLOCATION FUND

================================================================================
5. FUTURES CONTRACTS

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of October 31, 1999, the Fund had outstanding futures contracts as follows:

                                           EXPIRATION           NUMBER OF     VALUATION AS OF          UNREALIZED
 CONTRACT DESCRIPTION                            DATE           CONTRACTS    OCTOBER 31, 1999        APPRECIATION
---------------------------------------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 NASDAQ 100 Index                            12/16/99                  44         $11,677,600           $ 495,077
 Standard & Poor's 500 Index                 12/16/99                  22           7,569,100             126,503
                                                                                                    -----------------
                                                                                                         $621,580
                                                                                                    =================

================================================================================
6. ILLIQUID OR RESTRICTED SECURITIES

As of October 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 1999, was $2,716,406, which represents 0.95% of the Fund's net assets.


                 39    OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
7. ACQUISITION OF OPPENHEIMER LIFESPAN BALANCED FUND

On June 12, 1998, the Fund acquired all of the net assets of Oppenheimer LifeSpan Balanced Fund, pursuant to an agreement and plan of reorganization approved by the Oppenheimer LifeSpan Balanced Fund shareholders on June 9, 1998. The Fund issued (at an exchange ratio of 0.711330 for Class A, 0.789560 for Class B, and 0.716167 for Class C of the Fund to one share of Oppenheimer LifeSpan Balanced Fund) 4,023,572, 328,973 and 70,016 shares of capital stock for Class A, Class B and Class C, respectively, valued at $64,135,741, $5,299,757 and $1,105,546 in exchange for the net assets, resulting in combined Class A net assets of $313,743,282, Class B net assets of $18,371,573 and Class C net assets of $3,985,465 on June 12, 1998. The net assets acquired included net unrealized appreciation of $3,969,222. The exchange qualified as a tax-free reorganization for federal income tax purposes.

================================================================================
8. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

     The Fund had no borrowings outstanding during the year ended October 31, 1999.



                 40    OPPENHEIMER DISCIPLINED ALLOCATION FUND

INDEPENDENT AUDITORS' REPORT


================================================================================
THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
OPPENHEIMER DISCIPLINED ALLOCATION FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Disciplined Allocation Fund as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, and the ten months ended October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 1995, were audited by other auditors whose report dated February 9, 1996, expressed an unqualified opinion on this information.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Disciplined Allocation Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, and the ten months ended October 31, 1996, in conformity with generally accepted accounting principles.



KPMG LLP

Denver, Colorado
November 19, 1999



                 41    OPPENHEIMER DISCIPLINED ALLOCATION FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

================================================================================
In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Distributions of $0.5135, $0.4832 and $0.4848 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 30, 1998, of which $0.4095 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

         Dividends paid by the Fund during the fiscal year ended October 31, 1999 which are not designated as capital gain distributions should be multiplied by 15.17% to arrive at the net amount eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                 42    OPPENHEIMER DISCIPLINED ALLOCATION FUND

OPPENHEIMER DISCIPLINED ALLOCATION FUND

 A Series of Oppenheimer Series Fund, Inc.
==========================================================================================
 OFFICERS AND DIRECTORS        Leon Levy, Chairman of the Board of Directors
                               Donald W. Spiro, Vice Chairman of the Board of Directors
                               Bridget A. Macaskill, Director and President
                               Robert G. Galli, Director
                               Phillip A. Griffiths, Director
                               Benjamin Lipstein, Director
                               Elizabeth B. Moynihan, Director
                               Kenneth A. Randall, Director
                               Edward V. Regan, Director
                               Russell S. Reynolds, Jr., Director
                               Pauline Trigere, Director
                               Clayton K. Yeutter, Director
                               Peter M. Antos, Vice President
                               Stephen F. Libera, Vice President
                               Michael C. Strathearn, Vice President
                               Kenneth B. White, Vice President
                               Arthur J. Zimmer, Vice President
                               Andrew J. Donohue, Secretary
                               Brian W. Wixted, Treasurer
                               Robert G. Zack, Assistant Secretary
                               Robert J. Bishop, Assistant Treasurer
                               Scott T. Farrar, Assistant Treasurer
==========================================================================================
 INVESTMENT ADVISOR            OppenheimerFunds, Inc.
==========================================================================================
 DISTRIBUTOR                   OppenheimerFunds Distributor, Inc.
==========================================================================================
 TRANSFER AND SHAREHOLDER      OppenheimerFunds Services
 SERVICING AGENT
==========================================================================================
 CUSTODIAN OF                  The Bank of New York
 PORTFOLIO SECURITIES
==========================================================================================
 INDEPENDENT AUDITORS          KPMG LLP
==========================================================================================
 LEGAL COUNSEL                 Mayer, Brown & Platt

                               This is a copy of a report to shareholders of
                               Oppenheimer Disciplined Allocation Fund. This report
                               must be preceded or accompanied by a Prospectus of
                               Oppenheimer Disciplined Allocation Fund. For
                               material information concerning the Fund, see the
                               Prospectus.

                               SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR
                               OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY
                               BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER
                               AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE
                               POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                 43    OPPENHEIMER DISCIPLINED ALLOCATION FUND

OPPENHEIMERFUNDS FAMILY

=================================================================================================
 GLOBAL EQUITY

                  Developing Markets Fund           Global Fund
                  International Small Company Fund  Quest Global Value Fund
                  Europe Fund                       Global Growth & Income Fund
                  International Growth Fund

=================================================================================================
 EQUITY
                  Stock                             Stock & Bond
                  Enterprise Fund(1)                Main Street(R) Growth & Income Fund
                  Discovery Fund                    Quest Opportunity Value Fund
                  Main Street(R) Small Cap Fund     Total Return Fund
                  Quest Small Cap Value Fund        Quest Balanced Value Fund
                  MidCap Fund                       Capital Income Fund(2)
                  Capital Appreciation Fund         Multiple Strategies Fund
                  Growth Fund                       Disciplined Allocation Fund
                  Disciplined Value Fund            Convertible Securities Fund
                  Quest Value Fund
                  Trinity Growth Fund               Specialty
                  Trinity Core Fund                 Real Asset Fund
                  Trinity Value Fund                Gold & Special Minerals Fund

=================================================================================================
 FIXED INCOME
                  Taxable                           Municipal
                  International Bond Fund           California Municipal Fund(3)
                  World Bond Fund                   Main Street(R) California Municipal Fund(3)
                  High Yield Fund                   Florida Municipal Fund(3)
                  Champion Income Fund              New Jersey Municipal Fund(3)
                  Strategic Income Fund             New York Municipal Fund(3)
                  Bond Fund                         Pennsylvania Municipal Fund(3)
                  Senior Floating Rate Fund         Municipal Bond Fund
                  U.S. Government Trust             Insured Municipal Fund
                  Limited-Term Government Fund      Intermediate Municipal Fund

                                                    Rochester Division
                                                    Rochester Fund Municipals
                                                    Limited Term New York Municipal Fund

=================================================================================================
 MONEY MARKET(4)

                  Money Market Fund                 Cash Reserves


1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.

2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income
Fund."

3. Available to investors only in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY10048-0203.

(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.



                 44    OPPENHEIMER DISCIPLINED ALLOCATION FUND

INFORMATION AND SERVICES


As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

INTERNET
24-hr access to account information and transactions
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PHONELINK
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OPPENHEIMERFUNDS INFORMATION HOTLINE
24 hours a day, timely and insightful messages on the economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

                                                      [LOGO] OppenheimerFunds(R)
                                                             Distributor, Inc.

RA0205.001.1099  December 30, 1999










                       OPPENHEIMER TOTAL RETURN FUND, INC.

                                    FORM N-14

                                     PART C

                                OTHER INFORMATION


Item 15.  Indemnification

      Reference is made to the provisions of Article Seven of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 16(1) to this Registration Statement, and incorporated herein by reference.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                Item 16. Exhibits

     (1) (a) Articles of Incorporation dated 12/5/79: Previously filed with Registrant's Post-Effective Amendment No. 48, 8/19/80, and refiled with Registrant's Post-Effective Amendment No. 75, 4/27/95, pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(b) Articles of Incorporation, amended as of 8/24/81: Previously filed with Registrant's Post-Effective Amendment No. 50, 4/23/82, and refiled with Registrant's Post-Effective Amendment No. 75, 4/27/95, pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(c) Articles of Amendment dated 4/28/87 to Articles of  Incorporation, changing Registrant's name from "Hamilton Funds, Inc." to Oppenheimer Total Return Fund, Inc.": Previously filed with Registrant's Post-Effective Amendment No. 62, 4/27/87, and refiled with Registrant's Post-Effective Amendment No. 75,4/27/95, pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(d) Articles of Amendment dated 3/23/93 to Articles of  Incorporation:
          Previously filed with  Registrant's  Post-Effective  Amendment No. 72,
          4/28/93,  refiled with Registrant's  Post-Effective  Amendment No. 75,
          4/27/95, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(e) Articles Supplementary dated 4/14/93 to Articles of Incorporation:
          Previously filed with  Registrant's  Post-Effective  Amendment No. 72,
          4/28/93,  refiled with Registrant's  Post-Effective  Amendment No. 75,
          4/27/95, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(f) Articles Supplementary dated 3/30/94 to Articles of Incorporation:
          Previously filed with Post-Effective Amendment No. 74, 3/29/94, and refiled with Post-Effective Amendment No. 78, 3/29/96, pursuant to
          Item 102 of Regulation S-T, and incorporated herein by reference.

(g) Articles Supplementary dated 7/13/95 to Articles of Incorporation:
          Filed with Registrant's Post-Effective Amendment No. 77, 8/25/95, and incorporated herein by reference.

          (2)  Amended   By-Laws,   dated  4/18/95:   Filed  with   Registrant's
          Post-Effective Amendment No. 77, 8/25/95, and incorporated herein by reference.

(3)   Non Applicable.

(4) Agreement and Plan of Reorganization (see Exhibit A to Part A of this Registration Statement).

(5)   (a)   Specimen Class A Share Certificate: Filed May 1, 2000.
      (b)   Specimen Class B Share Certificate: Filed May 1, 2000.
      (c) Specimen Class C Share Certificate: Filed May 1, 2000.
           (d)    Specimen Class Y Share Certificate: Filed May 1, 2000.

(6) Investment Advisory Agreement between Registrant and Oppenheimer Management Corporation dated 10/22/90: Previously filed with Post-Effective Amendment No. 68, 2/28/91, refiled with Registrant's Post-Effective Amendment No. 75, 4/27/95, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference

(7) (a) General Distributor's Agreement between Registrant and Oppenheimer Fund Management, Inc. dated 10/13/92: Previously filed with Registrant's
Post-Effective Amendment No. 71, 2/26/93, refiled with Registrant's Post-Effective Amendment No. 75, 4/27/95, pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

     (b) Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

     (c) Form of OppenheimerFunds Distributor, Inc. Broker Agreement: Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

     (d) Form of OppenheimerFunds Distributor, Inc. Agency Agreement: Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

(8) Form of Deferred  Compensation  Plan for  Disinterested  Trustees/Directors:
Filed with Post-Effective Amendment No. 40 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/27/98, and incorporated herein by reference.

(9) Custody Agreement with The Bank of New York dated 10/6/92: Previously filed with Registrant's Post-Effective Amendment No. 71, 2/26/93, Refiled with Post-Effective Amendment No. 75, 4/27/95, and incorporated herein by reference.

     (10) (a) Service Plan and Agreement for Class A shares dated 7/1/94: Filed with Registrant's Post-Effective Amendment No. 75, 4/27/95, and incorporated herein by reference.

     (b) Amended and Restated Distribution and Service Plan and Agreement for Class B Shares dated 2/24/98: Previously filed with Registrant's Post-Effective Amendment No. 81, 4/29/98, and incorporated herein by reference.

     (c) Amended and Restated Distribution and Service Plan and Agreement for Class C shares dated 2/24/98: Previously filed with Registrant's Post-Effective Amendment No. 81, 4/29/98, and incorporated herein by reference

(11) Opinion and Consent of Counsel 1/30/81: Previously filed with Registrant's Post-Effective Amendment No. 57, 4/25/85, refiled with Post-Effective Amendment No. 75, 4/27/95, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(12)  Tax Opinion Relating to the Reorganization:  Draft filed herewith.

(13)  Not applicable.

(14)  (a)   Consent of Deloitte & Touche LLP: Draft filed herewith.
      (b)   Consent of KPMG LLP:  Draft filed herewith.

(15)  Not applicable.

(16) Powers of Attorney (including Certified Board resolutions): For all Directors except, Sam Freedman, George Bowen and Brian Wixted, their respective Power of Attorney and Certified Board Resolution were previously filed with Registrant's Post-Effective Amendment No. 73, 1/28/94, and incorporated herein by reference. For Sam Freedman, previously filed with Registrant's Post-Effective Amendment No. 79, 4/17/97, and incorporated herein by reference. For George Bowen, previously filed with Registrant's Post-Effective Amendment No. 80, 3/5/98, and incorporated herein by reference. For Brian Wixted, filed herewith.

(17)  Non applicable.

                              Item 17. Undertakings

(a)   Not applicable.

(b)   Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Arapahoe and State of Colorado on the 30th day of May, 2000.

                                          Oppenheimer Total Return Fund, Inc.


                                          By:  /s/ James C. Swain*
                                                James C. Swain, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                          Title                      Date

/s/ James C. Swain*                 Chairman of the
-------------------------------------                         Board of Directors
James C. Swain                      and Principal Executive
                                    Officer                    May 30, 2000

/s/ William L. Armstrong            Director                   May 30, 2000
-------------------------------------
William L. Armstrong

/s/ Bridget A. Macaskill*           President
-------------------------------------  and Director              May 30, 2000
Bridget A. Macaskill

/s/ Robert G. Avis*                 Director                   May 30, 2000
-------------------------------------
Robert G. Avis

/s/ William A. Baker*               Director                   May 30, 2000
-------------------------------------
William A. Baker

/s/ George C. Bowen*                Director                   May 30, 2000
-------------------------------------
George C. Bowen

/s/ Edward Cameron                  Director                   May 30, 2000
-------------------------------------
Edward Cameron

/s/ Jon S. Fossel*                  Director                   May 30, 2000
-------------------------------------
Jon S. Fossel

/s/ Sam Freedman*                   Director                   May 30, 2000
-------------------------------------
Sam Freedman

/s/ Raymond J. Kalinowski*          Director                   May 30, 2000
-------------------------------------
Raymond J. Kalinowski

/s/ C. Howard Kast*                 Director                   May 30, 2000
-------------------------------------
C. Howard Kast

/s/ Robert M. Kirchner*             Director                   May 30, 2000
-------------------------------------
Robert M. Kirchner

/s/ Ned M. Steel*                   Director                   May 30, 2000
-------------------------------------
Ned M. Steel

/s/ Brian W. Wixted                 Treasurer and              May 30, 2000
Brian W. Wixted                     Principal Financial and
                                    Accounting Officer


*By:
/s/ Robert G. Zack
Robert G. Zack, Attorney-in-Fact

                       OPPENHEIMER TOTAL RETURN FUND, INC.


                                  EXHIBIT INDEX





Exhibit No.             Description


16 (12)                 Draft Tax Opinion Relating to the Reorganization

16 (14)(a)              Draft Independent Auditor's Consent
           (b)          Draft Independent Auditor's Consent